UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3416

THE CALVERT FUND

(Exact name of registrant as specified in charter)

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Address of Principal Executive Offices)

William M. Tartikoff, Esq.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Name and Address of Agent for Service)

Registrant's telephone number, including area code:  (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Twelve months ended September 30, 2010

Item 1.  Report to Stockholders.

Calvert New Vision

Small Cap Fund

Annual Report

September 30, 2010

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TABLE
OF CONTENTS

1         President’s Letter

4         SRI Update

6         Portfolio Management Discussion

11       Shareholder Expense Example

13       Report of Independent Registered Public Accounting Firm

14       Statement of Net Assets

19       Statement of Operations

20       Statements of Changes in Net Assets

21       Notes to Financial Statements

28       Financial Highlights

32       Explanation of Financial Tables

34       Proxy Voting and Availability of Quarterly Portfolio Holdings

36       Trustee and Officer Information Table

Dear Shareholders:

Over the 12-month reporting period, the U.S. financial markets and economy continued to recover, in fits and starts, from the “Great Recession.” As economic data vacillated between good and bad news on employment, housing trends, business strength, and consumer confidence, market volatility and investor sentiment also see-sawed.

During the winter, investors became less risk averse, pouring money into higher-yielding areas of the bond market as well as stocks, which reached 18-month highs in March. Later in the spring, however, investor sentiment took an abrupt turn as confidence in the   global economic recovery waned and fears of a double-dip recession grew. Following a dismal August for the stock market, September saw a surge in stock prices lifted by strong corporate earnings reports and renewed investor interest in bargain-priced stocks. In the bond market, Treasury yields moved lower over the 12-month reporting period and corporate bonds generally performed well.

Economic Recovery Slow But on Track

Looking ahead, the pace of economic recovery has clearly slowed, causing Federal Reserve (Fed) Chairman Ben Bernanke to say that the Fed stands ready to use all of the tools at its disposal to reinvigorate the U.S. economy.  In our view, while the country faces sobering challenges related to the unemployment rate, high levels of government debt, and the stumbling housing market, we also see encouraging signs of economic recovery. Overall, companies have strong balance sheets and cash positions, have reported stronger-than-expected corporate earnings, and are investing in their businesses. Consumers are generally “deleveraging” by saving more and paying down their debt.  Financial reform is under way in the U.S. that may help reassure investors and stabilize the markets. Globally, central banks around the world are continuing to pursue extremely accommodative monetary policies to encourage economic recovery.

In this transitional environment, we believe that both the equity and fixed-income markets are likely to continue to be somewhat volatile. In our view, investment strategies that include sustainability criteria may be better positioned to weather these uncertainties and provide long-term value.

Markets Challenged, But Gain Ground

Despite the volatility over the course of the 12-month reporting period, domestic and international stocks had moved solidly ahead by the end of the period. U.S. stock indexes reported 12-month gains across all styles, strategies, and capitalization ranges. The large-cap Russell 1000 Index and the Standard & Poor’s 500 Index returned 10.75% and 10.16%, respectively. Mid-cap stocks were the top-performing category, with the Russell Midcap Index up 17.54%, while the small-cap Russell 2000 Index rose 13.35%. In terms of style, growth stocks moderately outpaced value stocks. On the international front, the MSCI EAFE Investable Market Index (IMI), a benchmark for international stocks, edged up 4.23%, and the MSCI Emerging Markets IMI was up 21.97%.

In the fixed-income markets, the Barclays Capital U.S. Credit Index, a market barometer for investment-grade bonds, was up 11.67%. In line with the Fed’s federal funds rate target of  0% to 0.25%, money market returns remained very low.

The Gulf of Mexico Oil Spill and the Extractives Industry

In the wake of the April 20 oil spill in the Gulf of Mexico, Americans have continued to grapple with the devastation caused by the spill and its long-term environmental, societal, and economic implications. Calvert shares the concern and the frustration felt by the millions of people affected by this tragedy.

Following the spill, Calvert met with BP officials, urging BP not only to clean up the current spill, but also to implement stronger safety and process management standards for its contractors. We are also evaluating how our advocacy objectives with deepwater oil-drilling companies may help prevent such disasters in the future.

In terms of extraction methodologies, Calvert has long recognized that as readily accessible supplies of oil and gas dry up, companies may be forced to seek mineral resources in countries with poor governance, weak rule of law, and high levels of corruption. Accordingly, over the past two years, we have been a leading advocate for transparency requirements for extractive industries. In July, the U.S. Congress passed legislation requiring companies to disclose payments that they make to the U.S. or foreign governments for the purpose of commercial development of oil, natural gas, or minerals. We believe this legislation is a milestone toward helping advance environmental sustainability in this industry.

In our view, the oil spill also underlines the urgency for expanded investment—with greater federal incentives—in alternative energy sources.

Financial Reform Under Way

Looking ahead, long-awaited financial reform is under way with Congressional passage of the largest financial reform bill since the Great Depression. The Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) is designed to address inadequate regulation of Wall Street firms and the type of unrestrained environment that contributed to the credit crisis of 2008 and the ensuing global market meltdown. The Dodd-Frank Act seeks to establish strong consumer protections, shield taxpayers from future corporate bailouts, shine a light on the “shadow markets” and derivatives trading, and expand the role of shareholders in corporate governance. While these goals are laudable, the impact of the Dodd-Frank Act on the financial industry—and ultimately its ability to prevent another financial crisis—must stand the test of time.

As the Obama administration and Congress work to implement key financial reforms, we believe that over time these efforts may work to redress some systemic imbalances in the financial system and provide additional stability to the economy and markets.

Review Your Portfolio Allocations

In our view, the financial markets are likely to be in transition for some time as the government tackles financial reform, the global economy continues to recover, and political elections in the U.S. impact a variety of government policies. Now may be an opportune time to review your overall investment strategy and portfolio allocations with your financial advisor. Check to ensure that your target mix of U.S. and international stocks, bonds, and cash is well-diversified and appropriate given your investment goals, stage of life, and attitude toward risk.

For up-to-date economic and market commentary from Calvert professionals, along with information on current Calvert sustainability initiatives, please visit our website,
www.calvert.com.

As always, we appreciate your investing with Calvert.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.

October 2010

sri

Update

from the Calvert Sustainability Research Department

As the fallout from the financial crisis continues to prove, responsible management of environmental, social, and governance (ESG) factors isn’t just “nice to do”—it’s essential to keeping our companies and our economy healthy and strong. Therefore, Calvert continues to work hard to ensure that you have a say in charting new paths to a more prosperous future.

Shareholder Advocacy

For the 2010 proxy season, Calvert filed a record 45 resolutions—including 30 as the lead filer. Issues covered by the resolutions focused on climate change, board and employee diversity, executive compensation, sustainability reporting, and political contributions. Thus far, we have negotiated 31 successful withdrawals after the companies have agreed to address our objectives.

The resolutions featured two new issues this year—climate change adaptation and board chair independence. Our resolutions on the first topic  asked Kroger and Dover Corporation to report on how each plans to assess and manage the business impacts of climate change. Dover management agreed, so the resolution was successfully withdrawn. At Kroger, the resolution received strong support with 40% of shareholders voting in favor of it.

The second new issue recommended that Chesapeake Energy and Eaton Corporation separate the Board of Directors Chair and CEO positions to strengthen the Board’s oversight of company management and accountability to shareholders (which is emerging as a corporate governance best practice). Both resolutions were successfully withdrawn after management agreed to appoint a Lead Independent Director.

Community Investments

Many of our Funds participate in Calvert’s High Social Impact Investing program, which is administered through the Calvert Social Investment Foundation. This community investment program may allocate a small percentage of Fund assets at below-market interest rates to investments that provide economic opportunity for struggling populations.1

The Foundation recently launched its Green Strategies to Fight Poverty™  investment initiative, which allows investors to target their Community Investment Note investments to organizations and projects that both fight poverty and protect the environment.

Special Equities

A modest but important portion of certain funds is allocated to small private companies that are developing products or services that address important sustainability or environmental issues.  CSIF Equity Portfolio has invested in Marrone Bio Innovations, which uses bio-based systems to control pests and weeds and recently received emergency-use approval from the EPA to sell its new invasive mussel control system in certain areas of the western U.S. The company also submitted a second organic herbicide product, for use on both organic and industrial farms, for approval to the EPA.

Calvert Large Cap Growth Fund invested in the Berkeley Renewable Energy Asia Fund, which brings power to areas of the world without access to a central power grid. Led by a management team with a long history in the industry, Berkeley mitigates construction risk by helping communities build the plants and then selling them to a service provider once they’re up and running.2

1.  As of September 30, 2010, Calvert Social Investment Foundation Community Investment Notes represented the following percentages of Fund net assets: Calvert Social Investment Fund (CSIF) Balanced Portfolio 0.94%, CSIF Bond Portfolio 0.34%, CSIF Equity Portfolio 0.52%, Calvert Capital Accumulation Fund 1.29%, Calvert World Values International Equity Fund 1.19%, Calvert New Vision Small Cap Fund 0.78%, and Calvert Large Cap Growth Fund 0.56%. The Calvert Social Investment Foundation is a 501(c)(3) nonprofit organization. The Foundation’s Community Investment Note Program is not a mutual fund and should not be confused with any Calvert Group-sponsored investment product.

2. As of September 30, 2010, Marrone Bio Innovations represented 0.05% of CSIF Equity Portfolio; Berkeley Renewable Energy Asia Fund represented 0.002% of Calvert Large Cap Growth Fund. All holdings are subject to change without notice.

As of September 30, 2010, the following companies represented the following percentages of Fund net assets: Kroger represented 0% of all Calvert SRI funds. Dover Corporation represented 0.15% of Calvert Social Index Fund. Chesapeake Energy represented 0.22% of CSIF Balanced Portfolio, 0.79% of CSIF Bond Portfolio, and 0.22% of Calvert Social Index Fund. Eaton Corporation represented 0.52% of CSIF Enhanced Equity Portfolio and 0.20% of Calvert Social Index Fund. All holdings are subject to change without notice.

calvert new vision small cap fund

September 30, 2010

Investment Performance

(total return at NAV*)

	6 Months	12 Months
	ended	ended
	9/30/10	9/30/10
Class A	-0.08%	8.34%
Class B	-0.79%	6.91%
Class C	-0.52%	7.34%
Class I	0.35%	9.36%
Russell 2000 Index	0.25%	13.35%
Lipper Small-Cap Core Funds Average	0.22%	13.19%

Ten Largest Stock Holdings
	% of Net Assets
Allscripts Healthcare Solutions, Inc.	2.9%
PF Chang’s China Bistro, Inc.	2.8%
InterDigital, Inc.	2.8%
DSW, Inc.	2.8%
Timberland Co.	2.8%
MicroStrategy, Inc.	2.8%
Comtech Telecommunications Corp.	2.6%
Applied Industrial Technologies, Inc.	2.5%
Par Pharmaceutical Co.’s, Inc.	2.5%
Invacare Corp.	2.4%
Total	26.9%

Economic Sectors
	% of Total Investments
Consumer Discretionary	17.3%
Consumer Staples	0.5%
Energy	2.7%
Financials	17.3%
Health Care	16.0%
Industrials	18.0%
Information Technology	21.6%
Materials	4.7%
Telecommunication Services	1.2%
Utilities	0.7%
Total	100%

Portfolio Management Discussion

Natalie A. Trunow,
Senior Vice President,
Chief Investment Officer-Equities of Calvert Asset Management Company

Performance

Calvert New Vision Fund Class A shares (at NAV) returned 8.34% for the 12-month period ended September 30, 2010, versus the Russell 2000 Index’s return of 13.35%. The Fund’s underperformance was largely driven by stock selection and transition costs.

The Trustees of The Calvert Fund approved in late summer Calvert’s recommendation to solicit a shareholder vote for the merger of Calvert New Vision Small Cap Fund into Calvert Small Cap Value Fund.  The Trustees also approved a recommendation that Calvert Asset Management Company, Inc. (CAMCO), the Fund’s Investment Advisor, manage the Fund’s investment portfolio, replacing the Fund’s sub-advisor, Bridgeway Capital Management.  Through the period leading up to the proposed merger, CAMCO will continue to manage the Fund with a small-cap core orientation, using a stock selection-driven process that is based primarily on Calvert’s quantitative stock selection models.

*Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charge.

Investment Climate

After a year of uncertainty about global economic recovery, markets worldwide ended the reporting period in positive territory. In the U.S., the Standard & Poor’s 500 and Russell 1000 Indices returned 10.16% and 10.75%, respectively. Abroad, the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE) rose 3.71% and the MSCI Emerging Markets Index gained 20.54%.

In general, growth stocks outperformed value stocks, as the Russell 1000 Growth Index outperformed the Russell 1000 Value Index with a return of 12.65% versus 8.90%.  Mid-cap stocks were the best-performing domestic asset class for the year with a return of 17.54%, besting both large-cap stocks and the small-cap stocks of the Russell 2000 Index, which returned 11.84%.1

Overall, markets have largely built on the rally that started in early March 2009 as investors fluctuated between optimism and uncertainty about the sustainability of an economic recovery, including fears of a double-dip recession. However, we saw some market disruption, particularly sharp sell-offs in the second quarter of 2010, as the uncertainty escalated, causing the re-pricing of risk in both equity and fixed-income assets.

Dramatic downgrades in the sovereign creditworthiness of Greece, Spain, and Dubai  rattled global financial markets in the spring of 2010--leading many to question the overall strength of the euro-zone’s economic recovery. In response, several European Union countries implemented austerity programs to slash their budget deficits and slow economic growth, and a new set of rules to toughen European banks’ capital and liquidity requirements was introduced.

China had some success with its attempt to engineer a soft landing for its overheated economy, which should improve global growth prospects--especially since it is now the world’s second-largest economy, eclipsing Japan in the second quarter of 2010, according to gross domestic product (GDP) data.

In the U.S., economic news throughout the period suggested a slow and sometimes uneven recovery was underway.  GDP growth in the fourth quarter of 2009 turned positive for the first time since the second quarter of 2008, largely due to government stimulus efforts designed to increase consumer spending and inventory rebuilding. However, economic recovery in the second half of 2010 has been slower than most original forecasts, with early estimates of 2.4% for the second quarter of 2010 lowered to 1.7%.

Several conflicting trends have contributed to this slowdown. On the positive side, corporations have reported higher-than-expected earnings this year. Corporate sector strength also continues to boost company balance sheets and cash flow, fueling strong merger and acquisition (M&A) activity.  Unfortunately, while M&A activity benefits many of the businesses involved and their stock prices,  the net outcome is usually a reduction in the workforce, which exacerbates the already high unemployment rate.

The housing market improved for a time as home prices stabilized and purchases increased, but fell again after the first-time homebuyer credit expired. Depressed home prices and shrinking home equity, not to mention the uncertainties in the foreclosure process, weighed on consumers’ shaky confidence. Since consumer spending makes up 75% of the economy, recovery will remain slow until consumers become more comfortable. In the meantime,  they continued to take on less debt, spend less, and save more.

Budget deficit levels are at unprecedented highs and remain a risk area. Despite the positive inflation numbers, the Federal Reserve (Fed) has maintained its commitment to keep interest rates low and away from deflationary territory.

Portfolio Strategy

Weak stock selection and transaction costs associated the transition of managers drove the Fund’s relative underperformance during the period.

Stock selection was most negative in the Consumer Discretionary, Information Technology, and Industrials sectors.   Sector allocation was generally neutral, as the impact of underweights and overweights to various sectors cancelled each other out.

Within Consumer Discretionary, Fuel Systems Solutions declined 39%, hurt by lower than expected revenue in the beginning of the year.2 Two holdings in specialty retailers, Coldwater Creek and Stein Mart, turned in weak performance.  An overweight to Internet retailers--with investments in Priceline.com, Netflix, and Pet Med Express--contributed positively to relative return but was not enough to overcome the otherwise poor stock selection within the sector.

In the third quarter, we exited out of Unisys, a laggard in the Information Technology sector. The Fund’s Industrial holdings in the airline industry contributed to negative performance as well.

Strong performers included telecommunications companies IDT and RCN, which gained over 300% and 60%, respectively, before we exited the positions. Also, financial processing firm Nelnet increased over 80% during the time it was held.

Outlook

We believe that, given relative valuations and capital flows, the sharp outperformance of bonds versus equities over the past several months is bound to reverse, with equities likely outperforming bonds over the next six to 18 months. In September, equity markets looked more attractive relative to bonds than they have since 1993 (except for the market bottom in March of 2009), with 10-year Treasuries yielding 2.51% versus the Dow Jones Industrial Average’s dividend yield of 2.6%, and an attractive forward price/earnings multiple of 12.2.

Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Class A and C shares and reflect the deduction of the maximum front-end Class A sales charge of 4.75%, or deferred sales charge, as applicable and assume the reinvestment of dividends.  The result is compared with benchmarks that include a broad based market index and a Lipper peer group average.  Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges.  The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s/Portfolio’s distributions or the redemption of the Fund/Portfolio shares.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com.  The gross expense ratio from the current prospectus for Class A shares is 1.97%.  This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers.  Performance data quoted already reflects the deduction of the Fund’s/Portfolio’s operating expenses.

The economy has slowed, but sustained economic recovery continues. As we have said in the past, we don’t believe negative GDP growth is likely, which would constitute a double-dip recession. While we anticipate a somewhat more challenged earnings environment later this year, we believe that corporate sector strength is likely to persist and continue to support the overall economic recovery. Overall, our outlook continues to call for a slow, gradual pace to the economic recovery and a generally positive environment for stock picking, barring any major geopolitical calamities.

October 2010

1. Mid-cap stocks are represented by the Russell Mid Cap Index. Large cap stocks are represented by the Russell 1000 Index, which returned 10.75%

2. All returns shown for individual holdings reflect that part of the reporting period the holdings were held.

As of September 30, 2010, the following companies represented the following percentages of Fund net assets: Fuel Systems Solutions 0%, Coldwater Creek 0%, Stein Mart 0%, Priceline.com 0%, Netflix 0%, Pet Med Express 0%, Unisys 0%, IDT 0%, RCN 0%, and Nelnet 1.11%. All holdings are subject to change without notice.

calvert new vision small cap fund
September 30, 2010

Average Annual Total Returns

Class A Shares	(with max. load)
One year	3.31%
Five year	-5.31%
Ten year	-1.34%

Class B Shares	(with max. load)
One year	1.91%
Five year	-5.71%
Ten year	-1.93%

Class C Shares	(with max. load)
One year	6.34%
Five year	-5.28%
Ten year	-1.74%

Class I Shares*
One year	9.36%
Five year	-3.60%
Ten year	0.04%

*Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the periods January 18, 2002 through January 30, 2003 and March 12, 2003 through July 31, 2003.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2010 to September 30, 2010).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
	4/1/10	9/30/10	4/1/10 - 9/30/10
Class A
Actual	$1,000.00	$999.20	$8.98
Hypothetical	$1,000.00	$1,016.08	$9.06
(5% return per
year before expenses)
Class B
Actual	$1,000.00	$992.10	$15.88
Hypothetical	$1,000.00	$1,009.12	$16.02
(5% return per
year before expenses)
Class C
Actual	$1,000.00	$994.80	$14.03
Hypothetical	$1,000.00	$1,011.01	$14.14
(5% return per
year before expenses)
Class I
Actual	$1,000.00	$1,003.50	$4.62
Hypothetical	$1,000.00	$1,020.46	$4.66
(5% return per
year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.79%, 3.18%, 2.80%, and 0.92% for Class A, Class B, Class C, and Class I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

report of independent registered public accounting firm

The Board of Trustees of the Calvert Fund and Shareholders of Calvert New Vision Small Cap Fund:

We have audited the accompanying statement of net assets of the Calvert New Vision Small Cap Fund (the Fund), a series of the Calvert Fund, as of September 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with custodians and brokers or other appropriate auditing procedures.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert New Vision Small Cap Fund as of September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP
Philadelphia, Pennsylvania
November 24, 2010

statement of net assets

september 30, 2010

Equity Securities - 98.9%	Shares	Value
Biotechnology - 4.8%
Acorda Therapeutics, Inc.*	16,736	$552,623
Cubist Pharmaceuticals, Inc.*	71,048	1,661,813
PDL BioPharma, Inc.	311,140	1,636,596
		3,851,032

Capital Markets - 0.7%
Apollo Investment Corp.	57,476	587,979

Chemicals - 0.3%
H.B. Fuller Co.	10,685	212,311

Commercial Banks - 7.0%
CVB Financial Corp.	175,115	1,315,114
Glacier Bancorp, Inc.	35,189	513,759
International Bancshares Corp.	54,935	927,852
Park National Corp.	8,261	529,034
Umpqua Holdings Corp.	66,517	754,303
Webster Financial Corp.	92,025	1,615,959
		5,656,021

Commercial Services & Supplies - 4.5%
Herman Miller, Inc.	26,709	525,633
HNI Corp.	10,653	306,380
M&F Worldwide Corp.*	19,657	478,648
Mine Safety Appliances Co.	669	18,130
Unifirst Corp.	17,718	782,250
United Stationers, Inc.*	27,913	1,493,625
		3,604,666

Communications Equipment - 6.7%
Comtech Telecommunications Corp.*	75,900	2,075,865
EchoStar Corp.*	21,681	413,674
InterDigital, Inc.*	76,867	2,276,032
Loral Space & Communications, Inc.*	12,761	666,124
		5,431,695

Construction & Engineering - 1.7%
Insituform Technologies, Inc.*	32,346	782,126
Tutor Perini Corp.*	30,935	621,484
		1,403,610

Consumer Finance - 2.1%
Credit Acceptance Corp.*	13,604	823,858
Nelnet, Inc.	39,081	894,174
		1,718,032

Equity Securities - Cont’d	Shares	Value
Diversified Consumer Services - 0.6%
Coinstar, Inc.*	12,194	$524,220

Diversified Telecommunication Services - 1.2%
Atlantic Tele-Network, Inc.	10,093	496,979
Global Crossing Ltd.*	34,932	449,226
		946,205

Electronic Equipment & Instruments - 1.8%
Anixter International, Inc.*	1,697	91,621
IPG Photonics Corp.*	18,327	442,414
Sanmina-SCI Corp.*	75,679	914,202
		1,448,237

Energy Equipment & Services - 2.7%
Exterran Holdings, Inc.*	13,863	314,829
Global Industries Ltd.*	235,540	1,288,404
Helix Energy Solutions Group, Inc.*	48,882	544,545
		2,147,778

Gas Utilities - 0.7%
Southwest Gas Corp.	17,607	591,419

Health Care Equipment & Supplies - 4.3%
Align Technology, Inc.*	46,289	906,338
Integra LifeSciences Holdings Corp.*	16,380	646,355
Invacare Corp.	72,102	1,911,424
		3,464,117

Health Care Providers & Services - 1.5%
Amedisys, Inc.*	14,887	354,311
HealthSpring, Inc.*	8,742	225,893
Universal American Corp.	40,379	595,590
		1,175,794

Health Care Technology - 2.9%
Allscripts Healthcare Solutions, Inc.*	127,241	2,350,141

Hotels, Restaurants & Leisure - 3.4%
PF Chang’s China Bistro, Inc.	49,594	2,291,243
Texas Roadhouse, Inc.*	30,203	424,654
		2,715,897

Household Durables - 2.2%
American Greetings Corp.	94,229	1,751,717

Insurance - 4.6%
MBIA, Inc.*	63,392	637,090
Platinum Underwriters Holdings Ltd.	30,737	1,337,674
RLI Corp.	7,974	451,488
Unitrin, Inc.	52,254	1,274,475
		3,700,727

Equity Securities - Cont’d	Shares	Value
Internet Software & Services - 2.3%
Earthlink, Inc.	207,243	$1,883,839

IT Services - 3.2%
Acxiom Corp.*	72,488	1,149,659
MAXIMUS, Inc.	7,515	462,774
TeleTech Holdings, Inc.*	63,839	947,371
		2,559,804

Leisure Equipment & Products - 0.4%
Pool Corp.	14,272	286,439

Machinery - 7.6%
Barnes Group, Inc.	69,397	1,220,693
Briggs & Stratton Corp.	86,500	1,644,365
ESCO Technologies, Inc.	36,069	1,199,655
Robbins & Myers, Inc.	47,309	1,266,935
Watts Water Technologies, Inc.	24,544	835,723
		6,167,371

Media - 1.5%
Scholastic Corp.	43,319	1,205,135

Metals & Mining - 4.5%
AMCOL International Corp.	36,925	967,066
Schnitzer Steel Industries, Inc.	30,570	1,475,920
Worthington Industries, Inc.	76,771	1,153,868
		3,596,854

Oil, Gas & Consumable Fuels - 0.0%
Ship Finance International Ltd.	852	16,554

Personal Products - 0.4%
Revlon, Inc.*	28,151	355,266

Pharmaceuticals - 2.5%
Par Pharmaceutical Co.’s, Inc.*	68,559	1,993,696

Professional Services - 1.4%
Corporate Executive Board Co.	36,120	1,139,947

Semiconductors & Semiconductor Equipment - 4.7%
Amkor Technology, Inc.*	144,848	951,651
Cabot Microelectronics Corp.*	45,670	1,469,661
Diodes, Inc.*	80,963	1,383,658
		3,804,970

Software - 2.8%
MicroStrategy, Inc.*	26,027	2,254,198

Equity Securities - Cont’d	Shares	Value
Specialty Retail - 5.5%
AnnTaylor Stores Corp.*	43,242	$875,218
DSW, Inc.*	79,003	2,267,386
OfficeMax, Inc.*	96,273	1,260,214
		4,402,818

Textiles, Apparel & Luxury Goods - 2.8%
Timberland Co.*	113,926	2,256,874

Thrifts & Mortgage Finance - 2.0%
Northwest Bancshares, Inc.	143,074	1,600,998

Trading Companies & Distributors - 3.6%
Aircastle Ltd.	109,031	924,583
Applied Industrial Technologies, Inc.	65,607	2,007,574
		2,932,157

Total Equity Securities (Cost $77,582,917)		79,738,518

	Principal
High Social Impact Investments - 0.8%	Amount
Calvert Social Investment Foundation Notes,
1.17%, 7/1/13 (b)(i)(r)	$651,905	630,060

Total High Social Impact Investments (Cost $651,905)		630,060

TOTAL INVESTMENTS (Cost $78,234,822) - 99.7%		80,368,578
Other assets and liabilities, net - 0.3%		218,504
Net Assets - 100%		$80,587,082

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 4,778,059 shares outstanding		$75,207,743
Class B: 297,616 shares outstanding		4,510,690
Class C: 596,899 shares outstanding		8,841,886
Class I: 534,882 shares outstanding		9,421,877
Accumulated net realized gain (loss) on investments		(19,528,870)
Net unrealized appreciation (depreciation) on investments		2,133,756

Net Assets		$80,587,082

Net Asset Value Per Share:
Class A (based on net assets of $62,703,388)		$13.12
Class B (based on net assets of $3,362,651)		$11.30
Class C (based on net assets of $6,891,886)		$11.55
Class I (based on net assets of $7,629,157)		$14.26

	Acquisition
Restricted Securities	Date	Cost
Calvert Social Investment Foundation Notes, 1.17%, 7/1/13	7/1/10	$651,905

(b)      This security was valued by the Board of Trustees. See Note A.

(i)          Restricted securities represent 0.8% of the net assets of the Fund.

(r)      The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

*         Non-income producing security.

See notes to financial statements.

Statement of Operations
year ended september 30, 2010

Net Investment Income
Investment Income:
Interest income	$18,841
Dividend income	1,087,849
Total investment income	1,106,690

Expenses:
Investment advisory fee	611,523
Transfer agency fees and expenses	341,331
Distribution Plan expenses:
Class A	156,332
Class B	41,017
Class C	70,870
Trustees’ fees and expenses	3,857
Administrative fees	192,118
Accounting fees	12,889
Custodian fees	35,425
Registration fees	42,641
Reports to shareholders	77,309
Professional fees	28,868
Miscellaneous	7,059
Total expenses	1,621,239
Reimbursement from Advisor:
Class A	(25,239)
Class B	(2,024)
Class C	(3,036)
Class I	(22,700)
Fees waived	(36,861)
Fees paid indirectly	(447)
Net expenses	1,530,932

Net Investment Income (Loss)	(424,242)

Realized and Unrealized Gain (Loss) On Investments
Net realized gain (loss)	16,222,252
Change in unrealized appreciation (depreciation)	(9,194,256)

Net Realized and Unrealized Gain (Loss) On Investments	7,027,996

Increase (Decrease) in Net Assets Resulting From Operations	$6,603,754

See notes to financial statements.

Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2010	2009
Operations:
Net investment income (loss)	($424,242)	($575,097)
Net realized gain (loss)	16,222,252	(20,911,432)
Change in unrealized appreciation (depreciation)	(9,194,256)	8,185,997

Increase (Decrease) in Net Assets
Resulting From Operations	6,603,754	(13,300,532)

Capital share transactions:
Shares sold:
Class A shares	6,377,357	8,424,865
Class B shares	136,827	307,632
Class C shares	397,337	414,255
Class I shares	1,098,866	1,765,802
Redemption fees:
Class A shares	393	768
Class B shares	2	58
Class C shares	517	65
Shares redeemed:
Class A shares	(11,374,375)	(14,788,473)
Class B shares	(1,748,908)	(1,377,732)
Class C shares	(1,202,412)	(1,228,107)
Class I shares	(2,767,231)	(1,179,595)
Total capital share transactions	(9,081,627)	(7,660,462)

Total Increase (Decrease) in Net Assets	(2,477,873)	(20,960,994)

Net Assets
Beginning of year	83,064,955	104,025,949
End of year	$80,587,082	$83,064,955

Capital Share Activity
Shares sold:
Class A shares	502,798	818,339
Class B shares	12,591	33,798
Class C shares	35,436	44,359
Class I shares	80,601	154,608

Shares redeemed:
Class A shares	(897,643)	(1,391,695)
Class B shares	(159,504)	(152,314)
Class C shares	(108,339)	(130,740)
Class I shares	(200,546)	(104,394)
Total capital share activity	(734,606)	(728,039)

See notes to financial statements.

Notes to Financial Statements

Note A — Significant Accounting Policies

General: The Calvert New Vision Small Cap Fund (the “Fund”), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operation of each series is accounted for separately. The Fund offers four classes of shares of beneficial interest. Effective March 1, 2010, Class B shares are no longer offered for purchase, except through reinvestment of dividends and/or distributions and through certain exchanges. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund’s net asset value is determined, that are expected to materially affect the value of those securities then they are valued at their fair value taking these events into account.  Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At September 30, 2010, securities valued at $630,060, or 0.8% of net assets, were fair valued in good faith under the direction of the Board of Trustees.

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period.  For additional information on the Fund’s policy regarding valuation of investments, please refer to the Fund’s most recent prospectus.

The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2010:

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity securities*	$79,738,518	—	—	$79,738,518
Other debt obligations	—	—	$630,060	630,060
TOTAL	$79,738,518	—	$630,060**	$80,368,578

* For further breakdown of equity securities by industry type, please refer to the Statement of Net Assets.

**Level 3 securities represent 0.8% of net assets.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Restricted Securities:  The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Fund’s Statement of Net Assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Foreign Currency Transactions: The Fund’s accounting records are maintained in
U. S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares).  The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Fund’s cash on deposit with the bank. These credits are used to reduce the Fund’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”.  ASU 2010-06 will require reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures.  The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010.  At this time, management is evaluating the implications of ASU No. 2010-06 disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures and its impact on the financial statements has not been determined.

Note B — Related Party Transactions

Calvert Asset Management Company, Inc. (the “Advisor”) is wholly-owned by Calvert Group, Ltd. (“Calvert”), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .75% based on the Fund’s average daily net assets. Under the terms of the agreement, $48,458 was payable at year end. In addition, $27,043 was payable at year end for operating expenses paid by the Advisor during September 2010.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2011 for Class I. The contractual expense cap is .92%. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit any acquired fund fees and expenses. To the extent any expense offset credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company (“CASC”), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .25% for Class A, Class B, and Class C shares and .10% for Class I shares based on their average daily net assets. Under the terms of the agreement, $12,295 was payable at year end. For the year ended September 30, 2010, CASC waived $36,861 of its fee.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, Class B and Class C shares, allow the Fund to pay the Distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .25%, 1.00% and 1.00% annually of average daily net assets of each Class A, Class B and Class C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .25%, 1.00% and 1.00% of the Fund’s average daily net assets of Class A, Class B and Class C, respectively. Class I does not have Distribution Plan expenses. Under the term of the agreement, $20,775 was payable at year end.

The Distributor received $11,913 as its portion of the commissions charged on sales of the Fund’s Class A shares for the year ended September 30, 2010.

Calvert Shareholder Services, Inc. (“CSSI”), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received fees of $84,844 for the year ended September 30, 2010. Under the terms of the agreement, $6,823 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

The Fund may invest in Community Investment Notes issued by the Calvert Social Investment Foundation (the “CSI Foundation”). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from the Calvert Group, Ltd. and its subsidiaries. The Fund has received from the Securities and Exchange Commission an exemptive order permitting the Fund to make investments in these notes under certain conditions.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $45,000 ($32,000 prior to April 1, 2010) plus up to $2,000 ($1,500 prior to April 1, 2010) for each Board and Committee meeting attended. The Board chair and Committee chairs each receive an additional $5,000 annual retainer. Trustees fees are allocated to each of the funds served.

Note C — Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $121,724,271 and $129,806,721, respectively.

Capital Loss Carryforwards
Expiration Date
30-Sep-14	$2,061,130
30-Sep-15	1,688,552
30-Sep-17	13,505,533
30-Sep-18	2,256,167

Capital losses may be utilized to offset future capital gains until expiration.

As of September 30, 2010, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$5,153,782
Unrealized (depreciation)	(3,037,514)
Net unrealized appreciation/(depreciation)	$2,116,268
Capital loss carryforward	($19,511,382)
Federal income tax cost of investments	$78,252,310

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These book-tax differences are mainly due to wash sales.

Reclassifications, as shown in the table below, have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Fund are due to net operating losses, real estate investment trusts, and expired capital losses.

Undistributed net investment income	$424,242
Accumulated net realized gain (loss)	274,587
Paid in capital	(698,829)

Note D — Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had an outstanding loan balance of $378,265 at a rate of 1.48% at September 30, 2010. For the year ended September 30, 2010, borrowings by the Fund under the Agreement were as follows:

	Weighted		Month of
Average	Average	Maximum	Maximum
Daily	Interest	Amount	Amount
Balance	Rate	Borrowed	Borrowed
$13,012	1.47%	$1,622,653	December 2009

Note E - Subsequent Events

In preparing the financial statements as of September 30, 2010 no subsequent events or transactions occurred that would have materially impacted the financial statements as presented.

Note F - Other

The Fund’s Subadvisor, Bridgeway Capital Management, Inc., voluntarily reimbursed $743,408 to the Fund due to its belief that over a period of time the Fund’s cash position was too high.

On July 30, 2010, the Board of Trustees approved a resolution to reorganize the Calvert New Vision Small Cap Fund into the Calvert Small Cap Value Fund.  Shareholders of the Calvert New Vision Small Cap Fund will be asked to vote on the reorganization and must approve it before any change may take place.

Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2010	2009	2008
Net asset value, beginning	$12.11	$13.74	$17.45
Income from investment operations:
Net investment income (loss)	(.06)	(.07)	(.16)
Net realized and unrealized gain (loss)	1.07	(1.56)	(3.55)
Total from investment operations	1.01	(1.63)	(3.71)
Total increase (decrease) in net asset value	1.01	(1.63)	(3.71)
Net asset value, ending	$13.12	$12.11	$13.74
Total return*	8.34%	(11.86%)	(21.26%)
Ratios to average net assets:A
Net investment income (loss)	(.44%)	(.68%)	(1.08%)
Total expenses	1.90%	1.97%	1.80%
Expenses before offsets	1.81%	1.90%	1.75%
Net expenses	1.81%	1.89%	1.74%
Portfolio turnover	156%	71%	55%
Net assets, ending (in thousands)	$62,703	$62,622	$78,939

	Years Ended
	September 30,	September 30,
Class A Shares	2007 (z)	2006
Net asset value, beginning	$15.92	$18.25
Income from investment operations:
Net investment income (loss)	(.17)	(.21)
Net realized and unrealized gain (loss)	1.70	(.22)
Total from investment operations	1.53	(.43)
Distributions from:
Net realized gain	—	(1.90)
Total distributions	—	(1.90)
Total increase (decrease) in net asset value	1.53	(2.33)
Net asset value, ending	$17.45	$15.92
Total return*	9.61%	(3.04%)
Ratios to average net assets:A
Net investment income (loss)	(1.03%)	(1.10%)
Total expenses	1.76%	1.74%
Expenses before offsets	1.73%	1.74%
Net expenses	1.71%	1.73%
Portfolio turnover	98%	160%
Net assets, ending (in thousands)	$103,937	$121,941

See notes to financial highlights.

Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2010	2009	2008
Net asset value, beginning	$10.57	$12.19	$15.64
Income from investment operations:
Net investment income (loss)	(.26)	(.22)	(.35)
Net realized and unrealized gain (loss)	.99	(1.40)	(3.10)
Total from investment operations	.73	(1.62)	(3.45)
Total increase (decrease) in net asset value	.73	(1.62)	(3.45)
Net asset value, ending	$11.30	$10.57	$12.19
Total return*	6.91%	(13.29%)	(22.06%)
Ratios to average net assets:A
Net investment income (loss)	(1.88%)	(2.09%)	(2.13%)
Total expenses	3.29%	3.38%	2.86%
Expenses before offsets	3.19%	3.30%	2.81%
Net expenses	3.19%	3.30%	2.80%
Portfolio turnover	156%	71%	55%
Net assets, ending (in thousands)	$3,363	$4,698	$6,862

	Years Ended
	September 30,	September 30,
Class B Shares	2007 (z)	2006
Net asset value, beginning	$14.42	$16.84
Income from investment operations:
Net investment income (loss)	(.31)	(.36)
Net realized and unrealized gain (loss)	1.53	(.16)
Total from investment operations	1.22	(.52)
Distributions from:
Net realized gain	—	(1.90)
Total distributions	—	(1.90)
Total increase (decrease) in net asset value	1.22	(2.42)
Net asset value, ending	$15.64	$14.42

Total return*	8.46%	(3.91%)
Ratios to average net assets:A
Net investment income (loss)	(2.02%)	(2.02%)
Total expenses	2.75%	2.66%
Expenses before offsets	2.72%	2.66%
Net expenses	2.70%	2.65%
Portfolio turnover	98%	160%
Net assets, ending (in thousands)	$11,729	$14,425

See notes to financial highlights.

Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2010	2009	2008
Net asset value, beginning	$10.76	$12.36	$15.83
Income from investment operations:
Net investment income (loss)	(.17)	(.17)	(.30)
Net realized and unrealized gain (loss)	.96	(1.43)	(3.17)
Total from investment operations	.79	(1.60)	(3.47)
Total increase (decrease) in net asset value	.79	(1.60)	(3.47)
Net asset value, ending	$11.55	$10.76	$12.36

Total return*	7.34%	(12.94%)	(21.92%)
Ratios to average net assets:A
Net investment income (loss)	(1.46%)	(1.71%)	(1.94%)
Total expenses	2.91%	3.00%	2.66%
Expenses before offsets	2.81%	2.93%	2.61%
Net expenses	2.81%	2.93%	2.60%
Portfolio turnover	156%	71%	55%
Net assets, ending (in thousands)	$6,892	$7,206	$9,347

	Years Ended
	September 30,	September 30,
Class C Shares	2007 (z)	2006
Net asset value, beginning	$14.57	$16.98
Income from investment operations:
Net investment income (loss)	(.29)	(.33)
Net realized and unrealized gain (loss)	1.55	(.18)
Total from investment operations	1.26	(.51)
Distributions from:
Net realized gain	—	(1.90)
Total distributions	—	(1.90)
Total increase (decrease) in net asset value	1.26	(2.41)
Net asset value, ending	$15.83	$14.57

Total return*	8.65%	(3.81%)
Ratios to average net assets:A
Net investment income (loss)	(1.88%)	(1.89%)
Total expenses	2.60%	2.53%
Expenses before offsets	2.57%	2.53%
Net expenses	2.55%	2.52%
Portfolio turnover	98%	160%
Net assets, ending (in thousands)	$13,794	$17,270

See notes to financial highlights.

Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2010	2009	2008
Net asset value, beginning	$13.04	$14.68	$18.50
Income from investment operations:
Net investment income (loss)	.06	.03	(.04)
Net realized and unrealized gain (loss)	1.16	(1.67)	(3.78)
Total from investment operations	1.22	(1.64)	(3.82)
Total increase (decrease) in net asset value	1.22	(1.64)	(3.82)
Net asset value, ending	$14.26	$13.04	$14.68

Total return*	9.36%	(11.17%)	(20.65%)
Ratios to average net assets:A
Net investment income (loss)	.44%	.30%	(.25%)
Total expenses	1.21%	1.20%	1.10%
Expenses before offsets	.92%	.92%	.93%
Net expenses	.92%	.92%	.92%
Portfolio turnover	156%	71%	55%
Net assets, ending (in thousands)	$7,629	$8,540	$8,878

	Years Ended
	September 30,	September 30,
Class I Shares	2007 (z)	2006
Net asset value, beginning	$16.75	$18.96
Income from investment operations:
Net investment income (loss)	(.05)	(.03)
Net realized and unrealized gain (loss)	1.80	(.28)
Total from investment operations	1.75	(.31)
Distributions from:
Net realized gain	—	(1.90)
Total distributions	—	(1.90)
Total increase (decrease) in net asset value	1.75	(2.21)
Net asset value, ending	$18.50	$16.75

Total return*	10.45%	(2.24%)
Ratios to average net assets:A
Net investment income (loss)	(.28%)	(.31%)
Total expenses	1.06%	1.10%
Expenses before offsets	.94%	.93%
Net expenses	.92%	.92%
Portfolio turnover	98%	160%
Net assets, ending (in thousands)	$11,286	$26,460

A      Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset  arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(z)     Per share figures are calculated using the Average Shares Method.

*      Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period.  Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet.  It lists the value of what the fund owns, is due and owes on the last day of the reporting period.  The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received.  The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid.  The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period.  The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding.  This statement is accompanied by a Schedule of Investments.  Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period.  The Statement of Net Assets includes a Schedule of Investments.  Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets.  Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets.  Paid in Capital is the money invested by shareholders and represents the bulk of net assets.  Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date.  Accumulated Realized Losses will appear as negative balances.  Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date -values.

Statement of Operations

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund.  Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund.  Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fee, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports.  Expense offsets (fees paid indirectly) are also shown.  Credits earned from offset arrangements are used to reduce the fund’s expenses.  This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods.  Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations.  The Distribution section shows the dividend and capital gain distributions made to shareholders.  The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes.  The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed.  The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods.  The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period.  Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value.  Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment.  Total distributions include distributions from net investment income and net realized gains.  Long-term gains are earned on securities held in the fund more than one year.  Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes.  The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets.  These expenses directly reduce returns to shareholders.  Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund.  Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information.  The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745,  by visiting the Calvert website at www.calvert.com;  or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustee and Officer Information Table

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT TRUSTEES
RICHARD L. BAIRD, JR. AGE: 62	Trustee	1976	President and CEO of Adagio Health Inc. in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	29	None
DOUGLAS E. FELDMAN, M.D. AGE: 62	Trustee	1982	Partner of The Feldman ENT Group in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	12	None
JOHN G. GUFFEY, JR. AGE: 62	Trustee	1976	Treasurer and Director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003) and President of Aurora Press Inc., a privately held publisher of trade paperbacks.	29	• Ariel Funds (3) • Calvert Social Investment Foundation • Calvert Ventures, LLC

M. CHARITO KRUVANT AGE: 64	Trustee	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	34	• Acacia Federal Savings Bank • Summit Foundation • WETA Public Broadcasting
ANTHONY A. WILLIAMS AGE: 59	Trustee	2010	Executive Director of Global Government Practice at the Corporate Executive Board (since Jan. 2010); William H. Bloomberg Lecturer in Public Management at the Harvard Kennedy School (since 2009); Director of State and Municipal Practice at Arent Fox LLP (since 2009); Chief Executive Officer of Primum Public Realty Trust (20072008); Mayor of Washington D.C. (1999-2007).	13	• Freddie Mac • Meruelo Maddux Properties, Inc. • Weston Solutions, Inc. • Bipartisan Debt Reduction Task Force • Chesapeake Bay Foundation • Catholic University of America • Urban Institute
INTERESTED TRUSTEES
BARBARA J. KRUMSIEK AGE: 58	Trustee & President	1997	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	51	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (Chair)
D. WAYNE SILBY, Esq. AGE: 62	Trustee & Chair	1976	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003).	29	• UNIFI Mutual Holding Company • Calvert Social Investment Foundation • Giving Assets, Inc. • Studio School Fund • Syntao.com China • The ICE Organization
OFFICERS
KAREN BECKER AGE: 57	Chief Compliance Officer	2005	Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Asset Management Company, Inc.
SUSAN WALKER BENDER, Esq. AGE: 51	Assistant Vice President & Assistant Secretary	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.

JENNIFER BERG AGE: 36	Assistant Fund Controller	2009	Fund Administration Manager of Calvert Group Ltd.
THOMAS DAILEY AGE: 46	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 42	Assistant Vice President & Assistant Secretary	1996	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Group, Ltd., and Chief Compliance Officer for Calvert Asset Management Company, Inc. and Calvert Distributors, Inc.
PATRICK FAUL AGE: 45	Vice President	2010

Vice President of Calvert Asset Management Company, Inc. (“CAMCO”) since 2008, and Head of Credit Research for CAMCO since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008) for CAMCO.

TRACI L. GOLDT AGE: 36	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 60	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 45	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, ESQ. AGE: 40	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 53	Assistant Secretary	2007	Assistant Secretary and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 47	Assistant Vice President & Assistant Secretary	2007	Assistant Vice President, Assistant Secretary, and Assistant Counsel Compliance of Calvert Group, Ltd.
JANE B. MAXWELL Esq. AGE: 58	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary & Assistant General Counsel of of Calvert Group, Ltd.
ANDREW K. NIEBLER, Esq. AGE: 43	Assistant Vice President & Assistant Secretary	2006

Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2006, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton LLP.

CATHERINE P. ROY AGE: 54	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc. and Chief Investment Officer – Fixed Income.

WILLIAM M. TARTIKOFF, Esq. AGE: 63	Vice President & Secretary	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 42	Vice President	2008

Senior Vice President of Calvert Asset Management Company, Inc., and Chief Investment Officer -Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER, CPA AGE: 58	Treasurer	1979 (CTFR 1980)	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 49	Fund Controller	1999	Vice President of Calvert Administrative Services Company.

The address of Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby’s address is 1715 18th Street, N.W., Washington, DC  20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s advisor and certain affiliates.  Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund’s advisor.

Additional information about the Fund’s Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

To Open an Account

800-368-2748

Yields and Prices

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Service for Existing Account

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800-541-1524

Branch Office

4550 Montgomery Avenue

Suite 1000 North

Bethesda, Maryland 20814

Registered, Certified

or Overnight Mail

Calvert Group

c/o BFDS,

330 West 9th Street

Kansas City, MO 64105

Web Site

www.calvert.com

Principal Underwriter

Calvert Distributors, Inc.

4550 Montgomery Avenue

Suite 1000 North

Bethesda, Maryland 20814

Calvert

New vision small cap fund

Calvert’s

Family of Funds

Tax-Exempt Money
Market Funds

CTFR Money Market Portfolio

Taxable Money Market Funds

First Government Money Market Fund

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Municipal Funds

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Taxable Bond Funds

CSIF Bond Portfolio

Income Fund

Short Duration Income Fund

Long-Term Income Fund

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Government Fund

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Equity Funds

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CSIF Equity Portfolio

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Small Cap Value Fund

Mid Cap Value Fund

Global Alternative Energy Fund

Global Water Fund

International Opportunities Fund

Balanced and Asset

Allocation Funds

CSIF Balanced Portfolio

Calvert Conservative Allocation Fund

Calvert Moderate Allocation Fund

Calvert Aggressive Allocation Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

Calvert Income Fund

Annual Report

September 30, 2010

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TABLE
OF CONTENTS

4         President’s Letter

7         Portfolio Management Discussion

12       Shareholder Expense Example

14       Report of Independent Registered Public Accounting Firm

15       Statement of Net Assets

28       Statement of Operations

29       Statements of Changes in Net Assets

31       Notes to Financial Statements

41       Financial Highlights

47       Explanation of Financial Tables

49       Proxy Voting and Availability of Quarterly Portfolio Holdings

50       Trustee and Officer Information Table

Dear Shareholder:

Over the 12-month reporting period, the U.S. financial markets and economy continued to recover from the “Great Recession” in fits and starts. Mixed economic data painted an uncertain—and sometimes contradictory—picture about improvements in the U.S. labor market, housing trends, business strength, and consumer confidence and spending.

In the winter of 2009-2010, encouraged by signs that U.S. economic and stimulus policies  appeared to be working, investors became less risk averse, pouring money into  higher-yielding areas of the bond market as well as stocks. In the spring, however, investor sentiment took an abrupt turn as confidence in the pace of global economic recovery waned and new European sovereign debt worries emerged.

On the home front, the devastating April 20 Gulf of Mexico oil spill—followed by the May 6 “flash crash” in the stock market—also contributed to investor pessimism. The demand for Treasuries and other more conservative asset classes once again gained momentum. Asset inflows into bond funds reached $152 billion for the first half of 2010, according to Lipper data, versus inflows of $24 billion into equity funds.

While fears of a double-dip recession and deflation appear to have receded with September’s surge in stock prices and an uptick in consumer spending, a number of macroeconomic concerns continue to weigh on the markets. These include uncertainty over tax reform and U.S. financial regulations, high levels of national, state, and local government debt, and global currency issues. Against this backdrop, it’s likely that economic recovery will continue to move slowly and unevenly ahead, with continued market volatility.

Bond Investments Continue to Reward Investors

Fixed-income investment returns were strong overall for the 12-month period. The best-performing fixed-income market sectors were high-yield and investment-grade corporate bonds.

The Barclays Capital U.S. Credit Index, a market barometer for investment-grade corporate bonds, was up 11.67% for the 12-month period versus 10.16% for the Standard & Poor’s 500 Index of large-cap stocks. Once again, high-yield bonds led results, with the BofA Merrill Lynch High Yield Master II Index up 18.51%. Money-market returns remained low but were positive, reflecting the Federal Reserve’s continued target of 0% to 0.25% for the federal funds rate.

Our Fund Strategies

With short-term interest rates at historically low levels, we believe that interest-rate risk is significant. As a result, our portfolios have been conservatively positioned with shorter-than-benchmark durations for some time to help minimize losses should interest rates rise over time. (Duration measures a portfolio’s sensitivity to changes in interest rates. Generally, the longer the duration, the greater the change in price for a given change in interest rates.) This is not just in anticipation of higher interest rates in the future, but is also based on our assessment of the risk/reward tradeoff in the current market.  Because of our conservative approach, some of our fixed-income strategies have struggled somewhat against their benchmarks as interest rates have dropped, while some of their industry peers have benefitted.

As asset flows into fixed-income funds  continue to eclipse those for U.S. stock  funds—a trend that has been in place for a couple years—many analysts worry about a “bond market bubble.” In our view, there may be some signs of an unsustainable bubble forming in the bond market. This is particularly true in the Treasury market, where investor demand has helped push yields to record lows. This is certainly a factor that our bond fund portfolio managers consider when designing risk management strategies.

Recovery Muted But on Track

In late September, the National Bureau of Economic Research declared that the “Great Recession” ended in June 2009.  This was reassuring news, although skepticism remains as a result of the fragile pace of economic recovery. We expect the recovery to continue at a muted pace, with slower gross domestic product growth than we have seen in past recoveries. Central banks around the world are maintaining extremely accommodative monetary policies, which has generally kept interest rates very low by historical standards.

Looking ahead, we believe that the coming months will be a time of repair and restructuring in the economy and markets. While a constrained housing market, high unemployment, and lack of consumer spending may continue to place a drag on growth, the Federal Reserve has indicated it will continue its expansionary monetary policy to support the economy during this critical juncture.

Financial Reform Underway

Looking ahead, long-awaited financial reform is under way with Congressional passage of the largest financial reform bill since the Great Depression. The legislation seeks to address inadequate regulation of Wall Street firms and the type of unrestrained environment that led to the credit crisis of 2008 and the ensuing global market meltdown.

As the Obama administration and Congress work to implement key financial reforms, we believe that over time these efforts may work to redress some systemic imbalances in the financial system and provide additional stability to the economy and markets.

Review Your Portfolio Allocations

In our view, the fixed-income markets are likely to be in transition for some time as the government tackles financial reform, the credit markets continue to recover, and consumers continue to reduce their debt burdens.

In this shifting market environment, we believe that it is a sound strategy to include a range of fixed-income investments in your portfolio. Meet with your financial advisor to discuss your current allocations to ensure that they are appropriate given your financial goals, investment time horizon, and the current market outlook.

Be sure to visit our website, www.calvert.com, for frequent updates and commentary on economic and market developments from Calvert professionals.

As always, we appreciate your investing with Calvert.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.

October 2010

calvert income fund

September 30, 2010

Investment Performance

(total return at NAV*)

	6 Months	12 Months
	ended	ended
	9/30/10	9/30/10
Class A	4.24%	8.27%
Class B	3.87%	7.36%
Class C	3.93%	7.56%
Class I	4.65%	9.05%
Class R	4.14%	8.01%
Class Y	4.43%	8.65%
Barclays Capital U.S. Credit Index	8.07%	11.67%
Lipper BBB-Rated Corp Debt Funds Average	7.55%	13.16%

SEC Yields
	30 days ended
	9/30/10	9/30/09
Class A	2.75%	2.97%
Class B	1.98%	2.21%
Class C	2.16%	2.41%
Class I	3.54%	3.77%
Class R	2.64%	2.86%
Class Y	3.27%	3.48%

Gregory Habeeb

Senior Vice President and Senior Portfolio Manager of Calvert Asset Management Company

Performance

For the 12-month reporting period ended September 30, 2010, Calvert Income Fund (Class A shares at NAV) returned 8.27%, underperforming its benchmark, the Barclays Capital U.S. Credit Index (the “Index”), which returned 11.67%. The Fund’s short relative duration was the primary reason for its underperformance during the period.

Investment Climate

The 12-month period that ended September 30, 2010 was another eventful chapter in the history of the U.S. economy and financial markets. The period can be divided, roughly, into three parts. The first, from fall 2009 through winter 2010, featured solid economic growth driven by federal stimulus funding and corporate inventory replenishment. During this time, interest rates increased, with the yield on 10-year Treasury notes reaching 4% early in April.1 The Federal Reserve (Fed) began to passively withdraw monetary stimulus and prepared to more actively draw off excess reserves later in the year.

* Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 3.75% front-end sales charge or any deferred sales charge.

In the spring, the brewing European sovereign debt crisis boiled over and investors’ risk aversion returned. The European Union and European Central Bank struggled to establish control, which eventually affected U.S. markets. Yields on liquid, low-risk instruments like Treasuries declined, while the prices of stocks and riskier bonds fell. In addition, there was evidence that the U.S. recovery had stumbled. Indeed, economic growth, which had reached a 5% annualized rate during the last quarter of 2009,2 slowed to 1.7% annualized for the April through June period. The pace of private sector job creation also slowed, and the Fed shelved its plan to withdraw monetary stimulus.

In the summer, European leaders firmly took control of the debt crisis. Investors’ risk appetite revived and markets recovered globally. Savers sought to escape money-market yields, which were near zero percent, and investors sought higher-yielding opportunities. The U.S. economic outlook, however, remained uncertain. During the last three months of the reporting period, the Fed made it clear that low interest rates would persist. In addition, the Fed revived its Treasury purchase program during August. Bonds continued to rally, providing strong returns in the July through September quarter.

As of early October, estimates of economic growth from the Wall Street Journal survey of economic forecasters indicated that the economy grew 3.2% over the entire reporting period. This is in line with the long-term average growth rate for the

* Performance results for Class R shares prior to October 31, 2006 reflect the performance of Class A shares at net asset value (NAV). Actual Class R share performance would have been lower than Class A share performance because of higher Rule 12b-1 fees and other class-specific expenses that apply to the Class R shares.

** Performance for Class Y Shares prior to February 29, 2008 reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.

calvert income fund

September 30, 2010

Average Annual Total Returns

Class A Shares	(with max load)
One year	4.01%
Five year	3.16%
Ten year	5.57%

Class B Shares	(with max load)
One year	3.16%
Five year	3.09%
Ten year	5.13%

Class C Shares	(with max load)
One year	6.36%
Five year	3.24%
Ten year	5.19%
Class I Shares
One year	8.84%
Five year	4.64%
Ten year	6.62%
Class R Shares*
One year	7.81%
Five year	3.74%
Ten year	5.86%
Class Y Shares**
One year	8.52%
Five year	4.17%
Ten year	6.08%

United States, but is only about one-half the pace experienced during the recovery stages of past deep recessions.  We believe that the recovery phase will probably end in the first quarter of 2011, when GDP growth will likely match or eclipse its 2007 high.

The core inflation rate dropped steadily during the first half of the reporting period before settling at 0.9%. It has remained at that level for the past several months.3 The dollar declined broadly, except against the euro, as investors expected the U.S. government and central bank to continue to pursue weak-dollar policies to support exports.

Portfolio Strategy

At the beginning of the reporting period, we expected the yield difference between long- and short-maturity Treasury securities to narrow. Consequently, we positioned the Fund for a flattening yield curve. As we thought, over the full reporting period, the yield differential between two- and 10-year Treasuries compressed from 2.36 percentage points to 2.09 percentage points.

We also anticipated a rising interest rate environment in which returns on corporate and high-yield securities would continue to outpace Treasury returns. Accordingly, as of the beginning of the reporting period, 12.20% of the Fund’s assets were allocated to high-yield bonds, which are not included in the benchmark index. High-yield securities, as measured by the Barclays Capital U.S. Corporate High Yield Index, returned 18.44% during the period, while the broad investment-grade benchmark index returned 11.67%.

Both our yield-curve and credit-quality strategies helped relative returns during the reporting period. However, these gains were offset by the Fund’s short duration positioning. Duration is a measure of a portfolio’s sensitivity to changes in interest rates. The longer the duration, the greater the change in price relative to interest rate movements. The Fund uses Treasury futures to hedge its interest rate position. Over the 12-month reporting period, two- and 10-year Treasury yields fell by 52 and 80 basis points,4 respectively. Typically, when bond yields decline, bond prices increase. Consequently, the fund experienced a smaller increase in value than the benchmark because it had a shorter duration.

Outlook

Looking ahead, we think that the process of economic recovery, repair, and restructuring will persist. However, deleveraging in the private sector probably will continue to act as a drag on economic growth, limiting the strength of the recovery. We expect the Fed to continue to pursue expansionary monetary policy to support economic recovery. On the other hand, in the current political environment, we don’t foresee the passage of any large new fiscal stimulus packages unless the economy falls into another recession.

October 2010

1. Source for interest rate data: Federal Reserve

2. Bureau of Economic Analysis

3. Bureau of Labor Statistics

4. A basis point is 0.01 percentage points.

Portfolio Statistics

September 30, 2010

% of Total
Economic Sectors	Investments
Asset Backed Securities	1.5%
Basic Materials	2.6%
Communications	2.2%
Consumer, Cyclical	0.8%
Consumer, Non-cyclical	4.3%
Diversified	1.4%
Energy	6.1%
Financials	37.0%
Government	30.3%
Industrials	7.8%
Insurance	0.1%
Mortgage Securities	2.5%
Technology	0.7%
Utilities	2.7%
Total	100%

Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Classes A shares and reflect the deduction of the maximum front-end sales charge of 3.75%, and assume the reinvestment of dividends.  The result is compared with benchmarks that include a broad based market index and a Lipper peer group average.  Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges.  The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s/Portfolio’s distributions or the redemption of the Fund/Portfolio shares.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com.  The gross expense ratio from the current prospectus for Class A shares is 1.24%.  This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers.  Performance data quoted already reflects the deduction of the Fund’s/Portfolio’s operating expenses.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2010 to September 30, 2010).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
	4/1/10	9/30/10	4/1/10 - 9/30/10
Class A
Actual	$1,000.00	$1,042.40	$6.27
Hypothetical	$1,000.00	$1,018.93	$6.20
(5% return per
year before expenses)
Class B
Actual	$1,000.00	$1,038.70	$10.59
Hypothetical	$1,000.00	$1,014.68	$10.47
(5% return per
year before expenses)
Class C
Actual	$1,000.00	$1,039.30	$9.83
Hypothetical	$1,000.00	$1,015.43	$9.71
(5% return per
year before expenses)
Class I
Actual	$1,000.00	$1,046.50	$2.81
Hypothetical	$1,000.00	$1,022.32	$2.78
(5% return per
year before expenses)

Class R
Actual	$1,000.00	$1,041.40	$7.43
Hypothetical	$1,000.00	$1,017.79	$7.35
(5% return per
year before expenses)

Class Y
Actual	$1,000.00	$1,044.30	$4.27
Hypothetical	$1,000.00	$1,020.89	$4.22
(5% return per
year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.22%, 2.07%, 1.92%, 0.55%, 1.45% and 0.83% for Class A, Class B, Class C, Class I, Class R and Class Y, respectively, multiplied by the average account value over the period, mutliplied by 183/365 (to reflect the one-half year period).

report of independent registered public accounting firm

The Board of Trustees of The Calvert Fund and Shareholders of Calvert Income Fund:

We have audited the accompanying statement of net assets of the Calvert Income Fund (the Fund), a series of The Calvert Fund, as of September 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with custodians and brokers or other appropriate auditing procedures.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Income Fund as of September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP
Philadelphia, Pennsylvania
November 24, 2010

STATEMENT OF NET ASSETS

september 30, 2010

	Principal
Asset-Backed Securities - 1.4%	Amount	Value
ACLC Business Loan Receivables Trust, 0.907%, 10/15/21 (e)(r)	$512,172	$497,889
AmeriCredit Automobile Receivables Trust, 4.63%, 6/6/12	3,072,454	3,074,657
Atherton Franchisee Loan Funding LLC, 7.08%, 5/15/20 (e)	273,452	273,755
Captec Franchise Trust:
Class A2, 8.155%, 6/15/13 (e)	5,281,055	5,313,724
Class B, 8.155%, 12/15/13 (e)	2,895,000	1,013,250
Centex Home Equity, 7.36%, 7/25/32 (r)	120,536	24,474
Chrysler Financial Lease Trust, 1.78%, 6/15/11 (e)	10,000,000	10,028,853
Countrywide Asset-Backed Certificates, 0.706%, 11/25/34 (r)	3,330,454	2,561,119
DB Master Finance LLC, 5.779%, 6/20/31 (e)	20,750,000	20,873,670
Enterprise Mortgage Acceptance Co. LLC, 0.65%, 1/15/27 (e)(r)	13,880,027	176,915
FMAC Loan Receivables Trust:
1.35%, 11/15/18 (e)(r)(u)	2,497,370	32,778
6.74%, 11/15/20 (e)	488,756	314,401
Residential Asset Mortgage Products, Inc., STEP, 4.12% to 7/25/11,
4.62% thereafter to 6/25/33 (r)	117,863	76,413

Total Asset-Backed Securities (Cost $46,757,586)		44,261,898

Collateralized Mortgage-Backed
Obligations (Privately Originated) - 1.4%
Banc of America Mortgage Securities, Inc.:
5.00%, 1/25/19	54,954	27,440
4.875%, 4/25/19	111,980	56,947
4.798%, 8/25/19 (r)	275,031	94,039
0.28%, 1/25/34 (r)	77,640,881	444,758
5.433%, 5/25/34 (r)	794,769	292,109
Chase Funding Mortgage Loan, 4.045%, 5/25/33 (r)	7,921	7,889
Countrywide Home Loan Mortgage Pass Through Trust,
0.596%, 6/25/35 (b)(e)(r)	2,007,091	1,485,248
GMAC Mortgage Corp. Loan Trust, 5.00%, 5/25/18 (e)	136,926	72,582
Impac CMB Trust:
0.896%, 9/25/34 (r)	1,003,632	744,092
0.776%, 4/25/35 (r)	5,337,451	4,093,899
0.876%, 4/25/35 (r)	1,912,587	651,262
0.88%, 5/25/35 (r)	2,558,411	1,905,535
0.576%, 8/25/35 (r)	5,701,948	4,283,480
Morgan Stanley Mortgage Loan Trust, 5.17%, 11/25/33	334,293	153,164
Residential Accredit Loans, Inc., 6.00%, 12/25/35	5,597,546	3,985,447
Residential Asset Securitization Trust, 6.25%, 11/25/36	14,727,586	10,114,402
Residential Funding Mortgage Securities I, 4.75%, 3/25/19	188,272	95,721
Salomon Brothers Mortgage Securities VII, Inc., 3.69%, 9/25/33 (r)	200,234	76,222

Collateralized Mortgage-Backed	Principal
Obligations (Privately Originated) - Cont’d	Amount	Value
Structured Asset Securities Corp.:
5.00%, 6/25/35	$5,847,595	$4,766,589
5.50%, 6/25/35	4,291,000	3,192,977
WaMu Mortgage Pass Through Certificates, 4.771%, 10/25/35 (r)	5,697,000	4,808,929

Total Collateralized Mortgage-Backed Obligations
(Privately Originated) (Cost $48,085,173)		41,352,731

Commercial Mortgage-Backed Securities - 1.1%
GMAC Commercial Mortgage Asset Corp., 6.107%, 8/10/52 (e)	37,050,000	32,943,008
Wachovia Bank Commercial Mortgage Trust,
0.633%, 12/15/35 (e)(r)	72,401,374	69,447

Total Commercial Mortgage-Backed Securities (Cost $36,642,547)		33,012,455

Corporate Bonds - 63.1%
Affiliated Computer Services, Inc., 5.20%, 6/1/15	7,000,000	7,630,361
Agilent Technologies, Inc., 5.00%, 7/15/20	2,500,000	2,653,332
Alcoa, Inc., 6.15%, 8/15/20	3,500,000	3,586,083
Alliance Mortgage Investments:
12.61%, 6/1/10 (b)(r)(x)*	3,077,944	-
15.36%, 12/1/10 (b)(r)(x)*	17,718,398	-
Ally Financial, Inc.:
6.00%, 12/15/11	5,000,000	5,106,250
6.00%, 12/15/11	1,075,000	1,093,813
Anadarko Petroleum Corp., 6.45%, 9/15/36	9,200,000	9,200,000
Anglo American Capital plc, 9.375%, 4/8/14 (e)	2,000,000	2,439,758
Anheuser-Busch InBev Worldwide, Inc., 1.019%, 3/26/13 (r)	2,000,000	2,002,077
ANZ National International Ltd.:
6.20%, 7/19/13 (e)	4,000,000	4,460,170
3.125%, 8/10/15 (e)	3,000,000	3,040,227
APL Ltd., 8.00%, 1/15/24 (b)	21,057,000	16,845,600
ArcelorMittal:
5.375%, 6/1/13	4,609,000	4,957,382
6.125%, 6/1/18	12,603,000	13,630,346
5.25%, 8/5/20	1,500,000	1,509,396
Arrow Electronics, Inc., 6.875%, 6/1/18	4,000,000	4,535,230
Asian Development Bank, 6.22%, 8/15/27	2,470,000	3,055,393
Atlantic Marine Corp. Communities LLC, 6.158%, 12/1/51 (b)(e)	23,670,000	25,271,749
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (b)(e)(p)*	53,561,000	-
BAC Capital Trust XV, 1.097%, 6/1/56 (r)	63,870,000	40,167,102
Bank of Nova Scotia, 0.543%, 3/5/12 (r)	18,000,000	18,000,000
Barclays Bank plc, 2.50%, 9/21/15 (e)	12,000,000	12,082,913
Bayview Research Center Finance Trust, 6.33%, 1/15/37 (b)(e)	20,969,979	21,179,679
Bear Stearns Co.’s, Inc., 0.653%, 10/22/10 (r)	6,000,000	6,000,912
Berkshire Hathaway, Inc., 0.834%, 2/11/13 (r)	10,000,000	10,032,014
BNSF Funding Trust I, 6.613% to 1/15/26, floating rate
thereafter to 12/15/55 (r)	65,356,000	65,682,780

	Principal
Corporate Bonds - Cont’d	Amount	Value
C8 Capital SPV Ltd., 6.64% to 12/31/14, floating rate thereafter
to 12/31/49 (e)(r)	$26,850,000	$17,418,937
C10 Capital SPV Ltd., 6.722% to 12/31/16, floating rate
thereafter to 12/31/49 (e)(r)	8,600,000	5,579,250
Calpine Corp. Escrow (b)*	375,000	-
Cantor Fitzgerald LP, 7.875%, 10/15/19 (e)	12,450,000	13,352,864
Cargill, Inc., 1.768%, 1/21/11 (e)(r)	44,455,000	44,550,623
Caterpillar Financial Services Corp., 0.542%, 12/16/11 (r)	14,000,000	14,044,884
Cellco Partnership, 2.945%, 5/20/11 (r)	33,500,000	34,040,290
Charter One Bank, 6.375%, 5/15/12	10,000,000	10,597,355
Chase Capital VI, 1.091%, 8/1/28 (r)	7,250,000	5,484,065
Chesapeake Energy Corp.:
7.625%, 7/15/13 (b)	1,950,000	2,125,500
6.50%, 8/15/17	7,655,000	7,913,356
6.875%, 11/15/20	4,000,000	4,215,000
Chugach Electric Association, Inc., 6.55%, 3/15/11	2,780,000	2,849,330
Citigroup Funding, Inc., 0.805%, 4/30/12 (r)	33,170,000	33,361,490
Citigroup, Inc.:
2.384%, 8/13/13 (r)	23,500,000	23,660,584
6.01%, 1/15/15	14,000,000	15,392,330
6.875%, 3/5/38	6,500,000	7,261,828
Cliffs Natural Resources, Inc., 6.25%, 10/1/40	5,700,000	5,610,041
Comcast Corp., 5.90%, 3/15/16	1,500,000	1,728,651
Commonwealth Bank of Australia, 0.745%, 11/4/11 (e)(r)	10,600,000	10,595,756
CommonWealth REIT, 0.892%, 3/16/11 (r)	39,710,000	39,544,914
Con-way, Inc., 7.25%, 1/15/18	2,000,000	2,192,676
Corn Products International, Inc.:
4.625%, 11/1/20	2,900,000	2,960,172
6.625%, 4/15/37	1,000,000	1,079,902
COX Communications, Inc., 7.75%, 11/1/10	6,000,000	6,030,640
Credit Suisse USA, Inc., 0.576%, 8/16/11 (r)	3,000,000	3,002,920
Crown Castle Towers LLC, 4.174%, 8/15/17 (e)	5,825,000	5,920,064
CVS Caremark Corp., 6.302% to 6/1/12, floating rate thereafter
to 6/1/62 (r)	2,000,000	1,863,006
CVS Pass-Through Trust:
6.943%, 1/10/30	2,213,186	2,477,752
7.507%, 1/10/32 (e)	2,967,318	3,481,732
Deutsche Bank Capital Funding Trust VII, 5.628% to 1/19/16,
floating rate thereafter to 1/29/49 (e)(r)	5,500,000	4,764,375
Discover Bank, 7.00%, 4/15/20	2,500,000	2,717,759
Discover Financial Services, 6.45%, 6/12/17	1,375,000	1,482,395
Dominion Resources, Inc., 6.30% to 9/30/11, floating rate
thereafter to 9/30/66 (r)	19,665,000	18,716,262
Dow Chemical Co.:
4.85%, 8/15/12	4,000,000	4,230,982
5.90%, 2/15/15	4,000,000	4,466,121
Enterprise Products Operating LLC:
7.00% to 6/1/17, floating rate thereafter to 6/1/67 (r)	5,028,000	4,767,393
7.034% to 1/15/18, floating rate thereafter to 1/15/68 (r)	52,375,000	52,113,125
EXCO Resources, Inc., 7.50%, 9/15/18	4,250,000	4,212,812
First Data Corp., 9.875%, 9/24/15	2,500,000	2,037,500
First Niagara Financial Group, Inc., 6.75%, 3/19/20	3,000,000	3,320,860

	Principal
Corporate Bonds - Cont’d	Amount	Value
First Republic Bank, 7.75%, 9/15/12	$500	$538
Fleet Capital Trust V, 1.291%, 12/18/28 (r)	10,600,000	7,613,918
FMG Finance Proprietary Ltd.:
4.297%, 9/1/11 (e)(r)	26,351,000	26,482,755
10.625%, 9/1/16 (b)(e)	2,500,000	3,087,500
Ford Motor Credit Co. LLC:
5.542%, 6/15/11 (r)	1,350,000	1,375,830
3.277%, 1/13/12 (r)	4,550,000	4,545,450
7.80%, 6/1/12	2,250,000	2,399,063
8.00%, 12/15/16	2,000,000	2,265,000
6.625%, 8/15/17	15,000,000	16,012,500
Fort Knox Military Housing:
5.815%, 2/15/52 (e)	2,975,000	2,895,954
5.915%, 2/15/52 (e)	10,455,000	8,815,656
Foster’s Finance Corp., 6.875%, 6/15/11 (e)	5,921,000	6,126,640
FPL Group Capital, Inc., 0.818%, 11/9/12 (r)	6,000,000	6,032,494
General Electric Capital Corp.:
0.659%, 6/20/13 (b)	7,000,000	6,706,000
0.731%, 1/8/16 (r)	2,000,000	1,853,375
4.375%, 9/16/20	2,000,000	2,001,239
Gerdau Trade, Inc., 5.75%, 1/30/21 (e)	1,500,000	1,521,939
Glitnir Banki HF:
3.046%, 4/20/10 (e)(r)(y)*	42,295,000	12,899,975
3.226%, 1/21/11 (e)(r)(y)*	32,920,000	10,040,600
6.375%, 9/25/12 (e)(y)*	600,000	183,000
6.693% to 6/15/11, floating rate thereafter to 6/15/16 (b)(e)(r)(y)*	8,400,000	84,000
Golden State Petroleum Transport Corp., 8.04%, 2/1/19	10,338,843	10,867,619
Goldman Sachs Capital III, 1.067%, 9/29/49 (r)	4,250,000	2,936,702
Goldman Sachs Group, Inc.:
5.15%, 1/15/14	3,000,000	3,257,686
0.74%, 3/22/16 (r)	5,000,000	4,622,628
6.15%, 4/1/18	4,000,000	4,448,688
6.75%, 10/1/37	3,000,000	3,138,789
Great River Energy, 5.829%, 7/1/17 (e)	40,187,968	45,113,966
Hewlett-Packard Co., 1.354%, 5/27/11 (r)	7,200,000	7,250,164
Home Depot, Inc., 5.875%, 12/16/36	1,700,000	1,802,930
Howard Hughes Medical Institute, 3.45%, 9/1/14	5,000,000	5,371,119
Hyundai Motor Manufacturing, 4.50%, 4/15/15 (e)	2,500,000	2,581,912
International Lease Finance Corp., 7.125%, 9/1/18 (e)	3,100,000	3,332,500
JET Equipment Trust, 7.63%, 8/15/12 (b)(e)(w)*	109,297	601
John Deere Capital Corp., 1.225%, 1/18/11 (r)	3,300,000	3,306,857
JPMorgan Chase & Co.:
0.429%, 2/22/12 (r)	5,600,000	5,580,046
0.539%, 12/26/12 (r)	15,000,000	15,094,519
1.039%, 9/30/13 (r)	15,000,000	15,044,115
JPMorgan Chase Capital XXIII, 1.376%, 5/15/77 (r)	12,800,000	9,214,144
Kansas City Southern de Mexico SA de CV, 7.375%, 6/1/14	150,000	155,250
Kaupthing Bank HF:
3.491%, 1/15/10 (e)(r)(y)*	39,000,000	10,432,500
5.75%, 10/4/11 (e)(y)*	3,350,000	896,125
Kern River Funding Corp., 6.676%, 7/31/16 (e)	85,147	96,132
Koninklijke Philips Electronics NV, 1.443%, 3/11/11 (r)	38,965,000	39,109,309

	Principal
Corporate Bonds - Cont’d	Amount	Value
Lafarge SA, 5.50%, 7/9/15 (e)	$3,000,000	$3,153,751
Land O’Lakes Capital Trust I, 7.45%, 3/15/28 (b)(e)	56,869,000	51,182,100
Leucadia National Corp., 8.125%, 9/15/15	15,520,000	16,736,140
LL & P Wind Energy, Inc. Washington Revenue Bonds:
5.733%, 12/1/17 (e)	8,060,000	8,566,249
5.983%, 12/1/22 (e)	14,695,000	15,290,882
6.192%, 12/1/27 (e)	3,925,000	4,004,677
Lloyds TSB Bank plc, 6.50%, 9/14/20 (e)	1,500,000	1,525,497
Lumbermens Mutual Casualty Co.:
9.15%, 7/1/26 (e)(m)*	51,271,000	517,837
8.30%, 12/1/37 (e)(m)*	33,720,000	340,572
8.45%, 12/1/49 (e)(m)*	1,000,000	10,100
Macy’s Retail Holdings, Inc., 10.625%, 11/1/10	3,000,000	3,030,000
Masco Corp., 7.125%, 3/15/20	6,600,000	6,739,493
MBNA Capital, 1.266%, 2/1/27 (r)	900,000	615,583
McGuire Air Force Base Military Housing Project, 5.611%, 9/15/51 (e)	11,420,000	10,514,737
MetLife Institutional Funding II, 0.689%, 3/27/12 (e)(r)	10,000,000	9,999,983
Metropolitan Life Global Funding I:
2.276%, 4/14/11 (e)(r)	12,280,000	12,307,704
0.927%, 7/13/11 (e)(r)	13,350,000	13,349,660
MMA Financial Holdings, Inc., 0.75%, 5/3/34 (b)	50,800,000	10,160,000
Morgan Stanley:
0.691%, 2/10/12 (r)	5,770,000	5,795,932
6.00%, 4/28/15	3,000,000	3,306,223
0.975%, 10/18/16 (r)	6,500,000	5,708,472
6.25%, 8/28/17	7,000,000	7,646,696
5.50%, 1/26/20	6,000,000	6,185,946
Motors Liquidation Co.:
7.125%, 7/15/13 (ii)*	5,000,000	1,612,500
7.70%, 4/15/16 (ii)*	10,000,000	3,075,000
8.25%, 7/15/23 (ii)*	5,000,000	1,612,500
8.10%, 6/15/24 (ii)*	7,150,000	2,180,750
7.40%, 9/1/25 (ii)*	2,950,000	907,125
National Fuel Gas Co., 6.50%, 4/15/18	4,800,000	5,385,382
National Semiconductor Corp., 6.15%, 6/15/12	2,150,000	2,308,163
NationsBank Cap Trust III, 1.076%, 1/15/27 (r)	1,677,000	1,174,737
Nationwide Health Properties, Inc.:
6.50%, 7/15/11	20,379,000	21,170,009
6.90%, 10/1/37	10,460,000	10,739,669
6.59%, 7/7/38	4,023,000	4,212,065
NBC Universal, Inc., 5.15%, 4/30/20 (e)	5,700,000	6,115,038
Noble Group Ltd.:
4.875%, 8/5/15 (e)	5,000,000	5,177,716
6.75%, 1/29/20 (e)	18,700,000	20,102,500
Nordea Bank Finland plc, 0.827%, 4/13/12 (r)	9,750,000	9,750,000
Ohana Military Communities LLC:
5.88%, 10/1/51 (b)(e)	28,440,000	26,253,533
6.00%, 10/1/51 (b)(e)	6,740,000	7,051,455
6.15%, 10/1/51 (b)(e)	10,000,000	9,551,600
Orkney Re II plc, Series B, 6.096%, 12/21/35 (b)(e)(r)(w)*	19,550,000	-

	Principal
Corporate Bonds - Cont’d	Amount	Value
Overseas Shipholding Group, Inc.:
8.125%, 3/30/18	$3,600,000	$3,735,000
7.50%, 2/15/24	5,080,000	4,387,850
Pacific Pilot Funding Ltd., 1.271%, 10/20/16 (e)(r)	5,696,926	5,205,048
Pioneer Natural Resources Co.:
5.875%, 7/15/16	12,285,000	12,627,471
6.65%, 3/15/17	12,695,000	13,508,426
7.50%, 1/15/20	2,900,000	3,190,000
7.20%, 1/15/28	1,000,000	1,041,384
Potlatch Corp., 7.50%, 11/1/19	1,200,000	1,230,000
PPF Funding, Inc., 5.50%, 1/15/14 (e)	500,000	506,572
Preferred Term Securities IX Ltd., 1.285%, 4/3/33 (e)(r)	721,957	440,394
Prudential Holdings LLC, 7.245%, 12/18/23 (e)	3,900,000	4,607,599
Public Steers Trust, 6.646%, 11/15/18 (b)	3,686,831	3,718,796
Rabobank Nederland NV, 11.00% to 6/30/19, floating rate
thereafter to 6/29/49 (e)(r)	3,230,000	4,173,580
Royal Bank of Scotland Group plc:
4.875%, 8/25/14 (e)	5,000,000	5,246,552
4.875%, 3/16/15	24,000,000	25,250,200
Senior Housing Properties Trust, 6.75%, 4/15/20	6,700,000	6,984,750
Shell International Finance BV, 4.00%, 3/21/14	2,000,000	2,165,444
Skyway Concession Co. LLC, 0.813%, 6/30/17 (b)(e)(r)	10,140,000	8,720,400
Southern Co., 0.918%, 10/21/11 (r)	2,600,000	2,608,496
SPARCS Trust 99-1, STEP, 0.00% to 4/15/19, 7.697% thereafter
to 10/15/97 (b)(e)(r)	26,500,000	10,515,730
Stadshypotek AB, 0.839%, 9/30/13 (e)(r)	23,000,000	22,999,961
State Street Bank and Trust Co., 0.492%, 9/15/11 (r)	8,795,000	8,816,312
SunTrust Bank:
0.449%, 5/21/12 (r)	32,780,000	32,079,895
0.619%, 8/24/15 (r)	3,350,000	2,994,078
Systems 2001 AT LLC, 6.664%, 9/15/13 (e)	32,990,793	35,292,243
Telefonica Emisiones SAU, 0.775%, 2/4/13 (r)	10,000,000	9,764,693
TIERS Trust:
8.45%, 12/1/17 (b)(e)(n)*	8,559,893	85,599
STEP, 0.00% to 10/15/33, 7.697% thereafter to 10/15/97 (b)(e)(r)	12,295,000	1,344,950
7.697%, 10/15/97 (b)(e)(r)	11,001,000	4,771,244
Toll Road Investors Partnership II LP, Zero Coupon:
2/15/11 (e)	7,600,000	7,444,960
2/15/28 (b)(e)	16,737,000	3,823,902
2/15/29 (b)(e)	12,600,000	2,644,110
2/15/43 (b)(e)	196,950,000	36,435,750
2/15/45 (b)(e)	590,645,077	90,439,574
Transocean, Inc., 1.625%, 12/15/37	3,850,000	3,826,800
Travelers Insurance Company Ltd., 0.776%, 12/8/11 (b)(r)	3,250,000	3,211,910
US Bank, 3.778% to 4/29/15, floating rate thereafter to 4/29/20 (r)	37,000,000	38,698,991
Verizon Communications, Inc., 6.90%, 4/15/38	7,160,000	8,701,763
Wachovia Bank, 0.834%, 11/3/14 (r)	2,000,000	1,911,092
Wachovia Capital Trust III, 5.80% to 3/15/11, floating
rate thereafter to 3/29/49 (r)	41,600,000	36,504,000
Westfield Capital Corp. Ltd., 4.375%, 11/15/10 (e)	2,250,000	2,257,726
Westpac Banking Corp., 0.818%, 10/21/11 (e)(r)	10,000,000	10,006,281
Williams Co.’s, Inc., 2.533%, 10/1/10 (e)(r)	21,900,000	21,900,594

	Principal
Corporate Bonds - Cont’d	Amount	Value
Williams Partners LP, 7.50%, 6/15/11	$7,560,000	$7,888,080
Willis North America, Inc., 5.625%, 7/15/15	2,587,000	2,764,932
Windsor Petroleum Transport Corp., 7.84%, 1/15/21 (b)(e)	20,277,999	18,250,199
Wm. Wrigley Jr. Co., 1.913%, 6/28/11 (e)(r)	13,000,000	13,027,197
Xstrata Canada Corp., 8.375%, 2/15/11	5,000,000	5,125,172

Total Corporate Bonds (Cost $2,086,624,982)		1,919,869,466

Municipal Obligations - 13.4%
Alameda California Corridor Transportation Authority Revenue
Bonds, Zero Coupon, 10/1/10	16,230,000	16,228,215
Albany New York Industrial Development Agency Civic Facilities
Revenue VRDN, 0.40%, 5/1/27 (r)	2,110,000	2,110,000
Allegheny County Pennsylvania Hospital Development Authority
Revenue VRDN, 0.26%, 7/15/28 (r)	1,335,000	1,335,000
Azusa California Redevelopment Agency Tax Allocation Bonds,
5.765%, 8/1/17	3,375,000	3,435,615
Baltimore Maryland General Revenue Bonds:
5.05%, 7/1/14	1,520,000	1,701,974
5.07%, 7/1/15	1,340,000	1,525,590
Boynton Beach Florida Community Redevelopment Agency Tax
Allocation Bonds, 5.10%, 10/1/15	965,000	1,003,532
Burlingame California PO Revenue Bonds, 5.285%, 6/1/12	1,775,000	1,838,811
California State Economic Recovery GO VRDN, 0.30%, 7/1/23 (r)	44,210,000	44,210,000
California State Housing Finance Agency Revenue VRDN,
0.30%, 8/1/33 (r)	5,000,000	5,000,000
California Statewide Communities Development Authority Revenue
Bonds, Zero Coupon:
6/1/15	3,425,000	2,725,718
6/1/15	1,205,000	958,975
6/1/16	2,620,000	1,943,542
6/1/17	2,710,000	1,842,421
6/1/17	1,835,000	1,247,543
6/1/18	2,810,000	1,771,761
6/1/19	1,975,000	1,142,715
College Park Georgia Revenue Bonds:
5.631%, 1/1/11	4,965,000	5,000,152
5.658%, 1/1/12	2,500,000	2,576,600
Colorado State HFA Revenue VRDN, 0.28%, 10/15/16 (r)	2,400,000	2,400,000
District of Columbia Housing Finance Agency MFH Revenue
VRDN, 0.28%, 11/1/38 (r)	1,880,000	1,880,000
Eugene Oregon Electric Utilities Revenue Bonds, Zero
Coupon, 8/1/25	1,500,000	629,415
Fairfield California PO Revenue Bonds, 5.34%, 6/1/25 (b)	1,960,000	1,953,297
Florida State First Governmental Financing Commission Revenue Bonds:
5.05%, 7/1/14	285,000	311,511
5.10%, 7/1/15	300,000	328,533
Fort Wayne Indiana Redevelopment District Revenue Bonds,
5.24%, 6/1/21	1,250,000	1,303,638

	Principal
Municipal Obligations - Cont’d	Amount	Value
Grant County Washington Public Utility District No. 2 Revenue Bonds:
4.76%, 1/1/13	$400,000	$424,828
5.48%, 1/1/21	990,000	1,050,786
Hamilton County Ohio Revenue Bonds, 6.50%, 12/1/34	2,000,000	2,178,400
Hills City Iowa Health Facilities Revenue VRDN, 0.33%, 8/10/35 (r)	2,425,000	2,425,000
Inglewood California Pension Funding Revenue Bonds:
4.79%, 9/1/11	235,000	240,078
4.82%, 9/1/12	250,000	259,683
4.90%, 9/1/13	260,000	269,857
4.94%, 9/1/14	275,000	282,937
4.95%, 9/1/15	285,000	292,820
Kansas City Missouri IDA & MFH Revenue VRDN, 0.29%,
9/15/32 (r)	600,000	600,000
King County Washington Housing Authority Revenue Bonds,
6.375%, 12/31/46	1,995,000	2,081,842
La Mesa California COPs, 6.32%, 8/1/26	1,305,000	1,392,513
La Verne California Revenue Bonds, 5.62%, 6/1/16	1,000,000	1,080,650
Lancaster Pennsylvania Parking Authority Revenue Bonds, 5.95%,
12/1/25	2,450,000	2,555,620
Lincoln County Wyoming Pollution Control Revenue VRDN,
0.24%, 11/1/14 (r)	22,855,000	22,855,000
Long Beach California Bond Finance Authority Revenue Bonds:
5.34%, 8/1/35	5,000,000	3,586,350
5.44%, 8/1/40	5,000,000	3,549,200
Metropolitan Washington DC Airport Authority System Revenue Bonds:
5.59%, 10/1/25	500,000	524,400
5.69%, 10/1/30	2,835,000	2,894,875
Metropolitan Water District of Southern California Revenue Bonds:
5.906%, 7/1/25	5,000,000	5,385,500
6.538%, 7/1/39	7,500,000	8,036,850
Michigan State Hospital Finance Authority Revenue VRDN,
0.34%, 3/1/30 (r)	5,800,000	5,800,000
Mississippi State Business Finance Corp. Revenue VRDN,
0.36%, 12/1/39 (r)	6,120,000	6,120,000
Moreno Valley California Public Financing Authority Revenue
Bonds, 5.549%, 5/1/27	4,385,000	4,318,962
Nevada State Department of Business & Industry Lease
Revenue Bonds, 5.87%, 6/1/27	1,210,000	944,635
Nevada State Housing Division Revenue VRDN, 0.27%, 4/15/39 (r)	3,100,000	3,100,000
New Jersey State Health Care Facilities Financing Authority
Revenue VRDN, 0.26%, 7/1/33 (r)	4,590,000	4,590,000
New York City Housing Development Corp. MFH Revenue VRDN:
0.25%, 6/15/34 (r)	1,100,000	1,100,000
0.25%, 12/1/35 (r)	3,025,000	3,025,000
New York City IDA Revenue Bonds, 6.027%, 1/1/46	11,930,000	9,304,088
New York Metropolitan Transportation Authority Revenue
VRDN, 0.28%, 11/1/35 (r)	6,300,000	6,300,000
New York State Housing Finance Agency Revenue VRDN:
0.25%, 11/15/29 (r)	400,000	400,000
0.30%, 5/15/33 (r)	5,200,000	5,200,000
0.25%, 5/15/34 (r)	6,000,000	6,000,000
0.28%, 5/15/37 (r)	3,400,000	3,400,000
0.28%, 5/1/42 (r)	2,480,000	2,480,000

	Principal
Municipal Obligations - Cont’d	Amount	Value
Oakland California Redevelopment Agency Tax Allocation Bonds:
5.252%, 9/1/16	$1,375,000	$1,395,281
5.653%, 9/1/21	19,635,000	19,764,395
Oceanside California PO Revenue Bonds:
4.95%, 8/15/16	2,215,000	2,212,187
5.14%, 8/15/18	2,760,000	2,744,130
5.20%, 8/15/19	3,070,000	3,001,600
5.25%, 8/15/20	3,395,000	3,303,063
Philadelphia Pennsylvania IDA Revenue Bonds, Zero
Coupon, 4/15/19	3,375,000	1,969,043
Pomona California Public Financing Authority Revenue Bonds,
5.718%, 2/1/27	6,015,000	6,023,301
Rhode Island State Student Loan Authority Revenue VRDN,
0.25%, 6/1/48 (r)	5,600,000	5,600,000
Rio Rancho New Mexico Event Center Revenue Bonds,
5.00%, 6/1/20	3,260,000	3,360,995
Riverside California Public Financing Authority Tax Allocation Bonds:
5.19%, 8/1/17	1,490,000	1,473,401
5.24%, 8/1/17	2,280,000	2,248,126
Sacramento City California Financing Authority Tax Allocation
Bonds, 5.54%, 12/1/20	8,940,000	8,775,951
San Bernardino California Joint Powers Financing Authority Tax
Allocation Bonds, 5.625%, 5/1/16	5,430,000	5,563,632
San Diego California Redevelopment Agency Tax Allocation Bonds,
6.00%, 9/1/21	2,515,000	2,557,353
San Jose California Redevelopment Agency Tax Allocation Bonds:
4.54%, 8/1/12	3,105,000	3,215,786
5.10%, 8/1/20	3,960,000	3,853,674
5.46%, 8/1/35	5,300,000	4,425,871
Santa Cruz County California Redevelopment Agency Tax Allocation
Bonds, 5.60%, 9/1/25	815,000	778,480
Santa Fe Springs California Community Development Commission
Tax Allocation Bonds, 5.35%, 9/1/18	1,265,000	1,271,945
Sonoma County California PO Revenue Bonds, 6.625%, 6/1/13	4,490,000	4,772,780
Thousand Oaks California Redevelopment Agency Tax Allocation Bonds:
5.00%, 12/1/12	675,000	692,915
5.00%, 12/1/13	710,000	729,411
5.00%, 12/1/14	745,000	756,309
5.125%, 12/1/15	785,000	795,535
5.125%, 12/1/16	830,000	831,992
5.25%, 12/1/21	5,070,000	4,735,836
5.375%, 12/1/21	4,880,000	4,607,306
Tuscaloosa County Alabama IDA Gulf Opportunity Zone Revenue
VRDN, 0.37%, 3/1/27 (r)	3,000,000	3,000,000
Utah State Housing Corp. Military Housing Revenue Bonds:
5.392%, 7/1/50	11,735,000	11,209,859
5.442%, 7/1/50 (b)	3,990,000	3,635,488
Virginia State Housing Development Authority Revenue Bonds,
6.32%, 8/1/19	1,500,000	1,676,805

	Principal
Municipal Obligations - Cont’d	Amount	Value
Wells Fargo Bank NA Custodial Receipts Revenue Bonds:
6.584%, 9/1/27	$6,080,000	$6,623,126
6.734%, 9/1/47	37,970,000	43,340,097
West Contra Costa California Unified School District COPs:
5.03%, 1/1/20	3,190,000	3,109,197
5.15%, 1/1/24	3,630,000	3,423,163

Total Municipal Obligations (Cost $407,260,669)		407,932,465

U.S. Government Agencies and Instrumentalities - 7.3%
AgFirst FCB:
8.393% to 12/15/11, floating rate thereafter to 12/15/16 (r)	19,175,000	18,647,688
6.585% to 6/15/12, floating rate thereafter to 6/29/49 (b)(e)(r)	79,480,000	60,404,800
Central American Bank For Economic Integration AID Bonds,
Guaranteed by the United States Agency of International
Development, 6.79%, 10/1/10 (b)	471,841	475,082
Federal Home Loan Bank Discount Notes, 10/1/10	80,500,000	80,500,000
New Valley Generation II, 5.572%, 5/1/20	4,609,351	5,065,915
Overseas Private Investment Corp., 4.05%, 11/15/14	1,252,000	1,297,322
Premier Aircraft Leasing EXIM 1 Ltd.:
3.576%, 2/6/22	9,657,815	10,123,998
3.547%, 4/10/22	7,671,780	8,012,101
Sterling Equipment, Inc., 6.125%, 9/28/19	263,386	295,330
Tennessee Valley Authority, 5.25%, 9/15/39	940,000	1,091,095
US AgBank FCB, 6.11% to 7/10/12, floating rate thereafter to
12/31/49 (e)(r)	3,000,000	2,242,500
Vessel Management Services, Inc., 5.125%, 4/16/35	31,262,000	35,294,173

Total U.S. Government Agencies and Instrumentalities
(Cost $227,653,741)		223,450,004

U.S. Government Agency
Mortgage-Backed Securities - 0.0%
Ginnie Mae, 11.00%, 10/15/15	401	446
Government National Mortgage Association, 5.50%, 1/16/32	6,542,740	465,273

Total U.S. Government Agency Mortgage-Backed
Securities (Cost $835,104)		465,719

	Principal
U.S. Treasury - 8.9%	Amount	Value
United States Treasury Bonds:
4.375%, 11/15/39	$53,130,000	$59,613,515
4.375%, 5/15/40	89,582,000	100,611,777
3.875%, 8/15/40	89,600,000	92,638,001
United States Treasury Notes:
0.75%, 9/15/13	4,200,000	4,213,781
1.25%, 8/31/15	4,900,000	4,898,469
2.625%, 8/15/20	7,558,000	7,628,856

Total U.S. Treasury (Cost $256,585,046)		269,604,399

Equity Securities - 1.1%	Shares
Avado Brands, Inc. (b)*	4,803	48
CNO Financial Group, Inc.*	1,204,755	6,674,343
Double Eagle Petroleum Co., Preferred	100,231	2,545,867
First Republic Preferred Capital Corp., Preferred (e)	6,050	6,219,400
Intermet Corp. (b)*	4,772	48
Woodbourne Capital:
Trust I, Preferred (b)(e)	6,450,000	4,321,500
Trust II, Preferred (b)(e)	6,450,000	4,321,500
Trust III, Preferred (b)(e)	6,450,000	4,321,500
Trust IV, Preferred (b)(e)	6,450,000	4,321,500

Total Equity Securities (Cost $56,449,760)		32,725,706

TOTAL INVESTMENTS (Cost $3,166,894,608) - 97.7%		2,972,674,843
Other assets and liabilities, net - 2.3%		69,730,474
Net Assets - 100%		$3,042,405,317

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 144,002,094 shares outstanding		$2,812,294,017
Class B: 2,416,284 shares outstanding		56,046,415
Class C: 18,840,069 shares outstanding		345,477,371
Class I: 16,206,333 shares outstanding		290,021,707
Class R: 758,756 shares outstanding		11,665,562
Class Y: 6,425,075 shares outstanding		100,977,803
Undistributed net investment income (loss)		(2,112,693)
Accumulated net realized gain (loss) on investments		(370,978,965)
Net unrealized appreciation (depreciation) on investments		(200,985,900)

Net Assets		$3,042,405,317
Net Asset Value Per Share
Class A (based on net assets of $2,321,498,817)		$16.12
Class B (based on net assets of $38,770,132)		$16.05
Class C (based on net assets of $303,614,630)		$16.12
Class I (based on net assets of $261,542,118)		$16.14
Class R (based on net assets of $12,305,623)		$16.22
Class Y (based on net assets of $104,673,997)		$16.29

			Underlying	Unrealized
	# of	Expiration	Face Amount	Appreciation
Futures	Contracts	Date	at Value	(Depreciation)
Purchased:
30 Year U.S. Treasury Bonds	24	12/10	$3,209,250	$70,849
Total Purchased				$70,849
Sold:
2 Year U.S. Treasury Notes	5,132	12/10	$1,126,393,818	($2,252,682)
5 Year U.S. Treasury Notes	6,391	12/10	772,462,199	(3,999,260)
10 Year U.S. Treasury Notes	535	12/10	67,435,078	(585,042)
Total Sold				($6,836,984)

(b)    This security was valued by the Board of Trustees. See note A.

(e)    Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(m)   The Illinois Insurance Department prohibited Lumbermens from making interest payments.  This security is no longer accruing interest.

(n)    The Illinois Insurance Department prohibited Lumbermens from making interest payments. This TIERS security is based on interest payments from Lumbermens. This security is no longer accruing interest.

(p)    The State of New York Insurance Department has prohibited Atlantic Mutual Insurance Co. from making interest payments. This security is no longer accruing interest.

(r)    The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(u)    This security is no longer accruing interest.

(w)   Security is in default and is no longer accruing interest.

(x)    Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007.  This security is no longer accruing interest.

(y)    The government of Iceland took control of Glitnir Banki HF and Kaupthing Bank HF (the “Banks”) on October 8, 2008 and October 9, 2008, respectively. The government has prohibited the Banks from paying any claims owed to foreign entities. These securities are no longer accruing interest.

(ii)    General Motors filed for Chapter 11 bankruptcy on June 1, 2009. This security is no longer accruing interest.

* Non-income producing security.

Abbreviations:

COPs: Certificates of Participation

FCB: Farm Credit Bank

GO: General Obligation

HFA: Housing Finance Authority

IDA: Industrial Development Authority

LLC: Limited Liability Corporation

LP: Limited Partnership

MFH: Multi-Family Housing

PO: Pension Obligation

REIT: Real Estate Investment Trust

STEP: Stepped coupon bond for which the coupon rate of interest will adjust on specified future date(s)

VRDN: Variable Rate Demand Notes

See notes to financial statements.

Statement of Operations

year ended september 30, 2010

Net Investment Income
Investment Income:
Interest income	$153,610,873
Dividend income	1,596,957
Total investment income	155,207,830

Expenses:
Investment advisory fee	13,281,951
Administrative fees	9,427,382
Transfer agency fees and expenses	7,030,988
Distribution Plan expenses:
Class A	6,680,201
Class B	482,258
Class C	3,351,526
Class R	59,722
Trustees’ fees and expenses	174,043
Custodian fees	333,043
Registration fees	105,561
Reports to shareholders	831,273
Professional fees	99,948
Accounting fees	365,423
Miscellaneous	189,444
Total expenses	42,412,763
Fees paid indirectly	(7,224)
Net expenses	42,405,539

Net Investment Income	112,802,291

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(26,717,643)
Futures	(73,109,939)
(99,827,582)

Change in unrealized appreciation (depreciation) on:
Investments	253,824,242
Futures	(1,367,132)
252,457,110

Net Realized and Unrealized Gain
(Loss)	152,629,528

Increase (Decrease) in Net Assets
Resulting From Operations	$265,431,819

See notes to financial statements.

Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2010	2009
Operations:
Net investment income	$112,802,291	$181,555,778
Net realized gain (loss)	(99,827,582)	(247,734,077)
Change in unrealized appreciation (depreciation)	252,457,110	190,120,994

Increase (Decrease) in Net Assets
Resulting From Operations	265,431,819	123,942,695

Distributions to shareholders from:
Net investment income:
Class A shares	(87,321,849)	(144,501,274)
Class B shares	(1,143,445)	(2,392,988)
Class C shares	(8,573,601)	(14,140,054)
Class I shares	(11,731,464)	(16,503,049)
Class R shares	(364,752)	(329,539)
Class Y shares	(1,642,386)	(667,355)
Net realized gain:
Class A shares	—	(11,877,864)
Class B shares	—	(251,892)
Class C shares	—	(1,338,593)
Class I shares	—	(1,013,457)
Class R shares	—	(20,892)
Class Y shares	—	(34,185)
Total distributions	(110,777,497)	(193,071,142)

Capital share transactions:
Shares sold:
Class A shares	337,647,283	580,308,898
Class B shares	1,768,921	5,175,728
Class C shares	21,597,368	38,129,680
Class I shares	64,809,450	85,950,401
Class R shares	3,975,814	7,679,525
Class Y shares	99,009,402	8,728,585
Shares issued from merger (see Note A):
Class I shares	—	58,005,471
Class Y shares	—	440,457
Reinvestment of distributions:
Class A shares	73,497,466	129,530,593
Class B shares	874,262	1,949,685
Class C shares	4,696,400	8,166,949
Class I shares	9,434,414	14,326,952
Class R shares	278,016	223,932
Class Y shares	689,019	693,657
Redemption fees:
Class A shares	35,622	119,926
Class B shares	906	1,487
Class C shares	1,578	5,469
Class I shares	177	294
Class R shares	—	2
Class Y shares	1,015	1,870

See notes to financial statements.

Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets - Cont’d	2010	2009
Shares redeemed:
Class A shares	($1,251,128,456)	($2,063,126,731)
Class B shares	(25,126,285)	(40,815,407)
Class C shares	(110,768,385)	(148,203,330)
Class I shares	(134,029,773)	(208,151,378)
Class R shares	(4,079,776)	(3,073,091)
Class Y shares	(17,610,330)	(2,030,526)
Total capital share transactions	(924,425,892)	(1,525,960,902)

Total Increase (Decrease) in Net Assets	(769,771,570)	(1,595,089,349)

Net Assets
Beginning of year	3,812,176,887	5,407,266,236
End of year (including distributions in excess of net investment
income of $2,112,693 and $1,718,423, respectively)	$3,042,405,317	$3,812,176,887

Capital Share Activity
Shares sold:
Class A shares	21,572,895	41,228,104
Class B shares	113,732	368,718
Class C shares	1,380,271	2,724,381
Class I shares	4,135,392	6,070,613
Class R shares	252,422	542,463
Class Y shares	6,235,068	623,173
Shares issued from merger (see Note A):
Class I shares	—	4,268,269
Class Y shares	—	32,224
Reinvestment of distributions:
Class A shares	4,690,453	9,318,023
Class B shares	56,069	141,220
Class C shares	299,692	588,191
Class I shares	601,338	1,028,345
Class R shares	17,623	15,869
Class Y shares	43,543	49,109
Shares redeemed:
Class A shares	(79,871,602)	(146,773,634)
Class B shares	(1,612,215)	(2,924,690)
Class C shares	(7,076,289)	(10,574,307)
Class I shares	(8,523,652)	(14,741,992)
Class R shares	(258,918)	(215,812)
Class Y shares	(1,099,953)	(143,570)
Total capital share activity	(59,044,131)	(108,375,303)
See notes to financial statements.

Notes to Financial Statements

Note A –– Significant Accounting Policies

General: The Calvert Income Fund (the “Fund”), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. The Fund offers six classes of shares of beneficial interest. Class A shares are sold with a maximum front-end sales charge of 3.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Effective March 1, 2010, Class B shares are no longer offered for purchase, except through reinvestment of dividends and/or distributions and through certain exchanges. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Class R shares are generally only available to certain retirement plans where plan level or omnibus accounts are held on the books of the Fund. Class R shares have no front-end or deferred sales charge and have a higher level of expenses than Class A Shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b)?exchange privileges and (c) class specific voting rights.

On December 12, 2008, the net assets of the Summit Bond Fund, a series of Summit Mutual Funds, Inc. Apex Series, merged into the Calvert Income Fund. The merger was accomplished by a tax-free exchange of 4,268,269 Class I shares and 32,224 Class Y shares of the Calvert Income Fund (valued at $58,005,471 and $440,457, respectively) for 1,518,476 Class I shares and 11,486 Class A shares of the Summit Bond Fund outstanding at December 12, 2008. The Summit Bond Fund’s net assets as of December 12, 2008, including $8,114,963 of unrealized depreciation, were combined with those of the Calvert Income Fund.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Municipal securities are valued utilizing a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund’s net asset value determination, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At September 30, 2010, securities valued at $448,701,492 or 14.7% of net assets were fair valued in good faith under the direction of the Board of Trustees.

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. For additional information on the Fund’s policy regarding valuation of investments, please refer to the Fund’s most recent prospectus. The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2010:

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity securities	$15,439,610	-	$17,286,096	$32,725,706
Asset backed securities	-	$44,261,898	-	44,261,898
Collateralized mortgage-backed obligations	-	41,352,731	-	41,352,731
Commercial mortgage-backed securities	-	33,012,455	-	33,012,455
Corporate debt	-	1,797,723,409	122,146,057	1,919,869,466
Municipal obligations	-	407,932,465	-	407,932,465
U.S. government obligations	-	493,045,040	475,082	493,520,122
TOTAL	$15,439,610	$2,817,327,998	$139,907,235	$2,972,674,843
Other financial instruments*	($6,766,135)	-	-	($6,766,135)

* Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Equity
	Securities
Balance as of 9/30/09	$15,738,097
Accrued discounts/premiums	—
Realized gain (loss)	(17,041)
Change in unrealized appreciation (depreciation)	1,565,040
Net purchases (sales)	—
Transfers in and/ or out of Level 31	—
Balance as of 9/30/10	$17,286,096

	Collateralized	Commercial
	Mortgage-	Mortgage-
	Backed	Backed
	Obligations	Securities
Balance as of 9/30/09	$1,574,840	$30,751,500
Accrued discounts/premiums	36,512	10,541
Realized gain (loss)	172,009	—
Change in unrealized appreciation (depreciation)	117,626	2,180,967
Net purchases (sales)	(415,739)	—
Transfers in and/ or out of Level 31	(1,485,248)2	(32,943,008)2
Balance as of 9/30/10	$—	$—

		U.S.
	Corporate	Government
	Debt	Obligations
Balance as of 9/30/09	$434,592,908	$80,091,750
Accrued discounts/premiums	11,727,646	(228,609)
Realized gain (loss)	(51,515,470)	(4,564,000)
Change in unrealized appreciation (depreciation)	84,412,563	15,818,246
Net purchases (sales)	(113,431,516)	(15,386,000)
Transfers in and/ or out of Level 31	(243,640,074)2	(75,256,305)2
Balance as of 9/30/10	$122,146,057	$475,082

		Total
Balance as of 9/30/09		$562,749,095
Accrued discounts/premiums		11,546,090
Realized gain (loss)		(55,924,502)
Change in unrealized appreciation (depreciation)		104,094,442
Net purchases (sales)		(129,233,255)
Transfers in and/ or out of Level 31		(353,324,635)
Balance as of 9/30/10		$139,907,235

1 The Fund’s policy is to recognize transfers into and transfers out of Level 3 as of the end of the reporting period.

2 Transferred from Level 3 to Level 2 because observable inputs were obtained for the securities.

For the year ended September 30, 2010, total change in unrealized gain (loss) on
Level 3 securities included in the change in net assets was $103,480,510. Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge.  The Fund may not enter into futures contracts for the purpose of speculation or leverage.  These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations.  The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives.  The Fund may use futures contracts to hedge against changes in the value of interest rates. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission.  Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default.  As a result, there is minimal counterparty credit risk to the Fund.

Short Sales: The Fund may use a hedging technique that involves short sales of U.S. Treasury securities for the purposes of managing the duration of the Fund. Any short sales are covered with an equivalent amount of high-quality, liquid securities.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See the Statement of Net Assets footnotes on page 27.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I and Class R shares). The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has arrangements with its custodian banks whereby the custodian’s fees may be paid indirectly by credits earned on the Fund’s cash on deposit with the banks. These credits are used to reduce the Fund’s expenses. Such deposit arrangements may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”.  ASU 2010-06 will require reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures.  The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010.  At this time, management is evaluating the implications of ASU No. 2010-06 disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures and its impact on the financial statements has not been determined.

Note B — Related Party Transactions

Calvert Asset Management Company, Inc. (the Advisor) is wholly-owned by Calvert Group, Ltd. (Calvert), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly based on the following annual rates of average daily net assets: .40% on the first $2 billion, .375% on the next $5.5 billion, .35% on the next $2.5 billion and .325% over $10 billion. Under the terms of the agreement, $987,839 was payable at year end. In addition, $494,895 was payable at year end for operating expenses paid by the Advisor during September 2010.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2011 for Class I, R and Y. The contractual expense caps are 0.84%, 1.47% and 1.09%, respectively. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly. Classes A, B, C, R and Y shares pay an annual rate of .30% on the first $3 billion, 0.25% on the next $2 billion, and 0.225% over $5 billion of the combined assets of all classes of the Fund. Class I shares pay an annual rate of .10%, based on their average daily net assets. Under the terms of the agreement, $710,551 was payable at year end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, B, C and R shares, allow the Fund to pay the Distributor for expenses and services associated with the distribution of shares. The expenses paid may not exceed .50%, 1.00%, 1.00% and .75% annually of the Fund’s average daily net assets of Class A, B, C and R, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .25%, 1.00%, 1.00% and .50% of the Fund’s average daily net assets of Class A, B, C, and R, respectively. Class I and Y shares do not have Distribution Plan expenses. Under the terms of the agreement, $770,273 was payable at year end.

The Distributor received $98,322 as its portion of commissions charged on sales of the Fund’s Class A shares for the year ended September 30, 2010.

Calvert Shareholder Services, Inc. (CSSI), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $622,553 for the year ended September 30, 2010. Under the terms of the agreement, $62,206 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $45,000 ($32,000 prior to April 1, 2010) plus up to $2,000 ($1,500 prior to April 1, 2010) for each Board and Committee meeting attended. The Board chair and Committee chairs each receive an additional $5,000 annual retainer. Trustee’s fees are allocated to each of the funds served.

Note C — Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term and U.S. government securities, were $1,889,707,624 and $2,568,766,511, respectively. U.S. government security purchases and sales were $5,765,896,665 and $5,768,507,035, respectively.

Capital Loss Carryforwards
Expiration Date
30-Sep-13	$141,901
30-Sep-14	336,178
30-Sep-16	12,997,968
30-Sep-17	1,783,942
30-Sep-18	265,587,678

Capital losses may be utilized to offset future capital gains until expiration.  The Fund’s use of net capital loss carryforwards acquired from Summit Apex Bond Fund may be limited under certain tax provisions.

The Fund intends to elect to defer net capital losses of $92,373,734 incurred from November 1, 2009 through September 30, 2010 and treat them as arising in the fiscal year ending September 30, 2011.

The tax character of dividends and distributions paid during the years ended September 30, 2010 and September 30, 2009 were as follows:

Distributions paid from:	2010	2009
Ordinary income	$110,777,497	$179,940,431
Long term capital gain	—	13,130,711
Total	$110,777,497	$193,071,142

As of September 30, 2010, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$125,175,999
Unrealized (depreciation)	(323,908,833)
Net unrealized appreciation/(depreciation)	($198,732,834)
Undistributed ordinary income	$28,219
Capital loss carryforward	($280,847,667)
Federal income tax cost of investments	$3,171,407,677

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These book-tax differences are mainly due to wash sales, interest defaults, straddles, and Section 1256 contracts.

Reclassifications, as shown in the table below, have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Fund are due to asset-backed securities, tax-exempt income, and expired capital losses.

Undistributed net investment income	($2,419,064)
Accumulated net realized gain (loss)	2,125,531
Paid-in capital	293,533

The Fund may sell or purchase securities to and from other funds managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2010, such purchase and sales transactions were $496,973,700 and $482,494,000, respectively. The realized loss on the sales transactions was $134,330.

Note D — Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2010. For the year ended September 30, 2010, borrowings by the Fund under the Agreement were as follows:

	Weighted		Month of
Average	Average	Maximum	Maximum
Daily	Interest	Amount	Amount
Balance	Rate	Borrowed	Borrowed
$420,825	1.49%	$15,210,047	January 2010

Note E — Subsequent Events

In preparing the financial statements as of September 30, 2010, no subsequent events or transactions occurred that would have materially impacted the financial statements as presented.

Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2010	2009	2008 (z)
Net asset value, beginning	$15.39	$15.19	$16.72
Income from investment operations:
Net investment income	.53	.63	.79
Net realized and unrealized gain (loss)	.72	.24	(1.25)
Total from investment operations	1.25	.87	(.46)
Distributions from:
Net investment income	(.52)	(.62)	(.79)
Net realized gain	—	(.05)	(.28)
Total distributions	(.52)	(.67)	(1.07)
Total increase (decrease) in net asset value	.73	.20	(1.53)
Net asset value, ending	$16.12	$15.39	$15.19

Total return*	8.27%	6.24%	(3.01%)
Ratios to average net assets: A
Net investment income	3.33%	4.45%	4.86%
Total expenses	1.23%	1.24%	1.16%
Expenses before offsets	1.23%	1.24%	1.16%
Net expenses	1.23%	1.23%	1.16%
Portfolio turnover	259%	793%	982%
Net assets, ending (in thousands)	$2,321,499	$3,041,314	$4,462,549

	Years Ended
	September 30,	September 30,
Class A Shares	2007 (z)	2006
Net asset value, beginning	$16.72	$17.03
Income from investment operations:
Net investment income	.77	.75
Net realized and unrealized gain (loss)	.01	(.09)
Total from investment operations	.78	.66
Distributions from:
Net investment income	(.78)	(.75)
Net realized gain	—	(.22)
Total distributions	(.78)	(.97)
Total increase (decrease) in net asset value	—	(.31)
Net asset value, ending	$16.72	$16.72

Total return*	4.74%	4.02%
Ratios to average net assets: A
Net investment income	4.60%	4.54%
Total expenses	1.19%	1.20%
Expenses before offsets	1.19%	1.20%
Net expenses	1.18%	1.20%
Portfolio turnover	877%	578%
Net assets, ending (in thousands)	$5,024,998	$3,860,160

See notes to financial highlights.

Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2010	2009	2008 (z)
Net asset value, beginning	$15.32	$15.12	$16.68
Income from investment operations:
Net investment income	.39	.50	.67
Net realized and unrealized gain (loss)	.72	.24	(1.28)
Total from investment operations	1.11	.74	(.61)
Distributions from:
Net investment income	(.38)	(.49)	(.67)
Net realized gain	—	(.05)	(.28)
Total distributions	(.38)	(.54)	(.95)
Total increase (decrease) in net asset value	.73	.20	(1.56)
Net asset value, ending	$16.05	$15.32	$15.12
Total return*	7.36%	5.33%	(3.89%)
Ratios to average net assets: A
Net investment income	2.43%	3.60%	4.07%
Total expenses	2.10%	2.13%	2.00%
Expenses before offsets	2.10%	2.13%	2.00%
Net expenses	2.10%	2.12%	2.00%
Portfolio turnover	259%	793%	982%
Net assets, ending (in thousands)	$38,770	$59,127	$94,880

	Years Ended
	September 30,	September 30,
Class B Shares	2007 (z)	2006
Net asset value, beginning	$16.69	$17.01
Income from investment operations:
Net investment income	.64	.63
Net realized and unrealized gain (loss)	.01	(.10)
Total from investment operations	.65	.53
Distributions from:
Net investment income	(.66)	(.63)
Net realized gain	—	(.22)
Total distributions	(.66)	(.85)
Total increase (decrease) in net asset value	(.01)	(.32)
Net asset value, ending	$16.68	$16.69

Total return*	3.94%	3.25%
Ratios to average net assets: A
Net investment income	3.82%	3.74%
Total expenses	1.96%	1.95%
Expenses before offsets	1.96%	1.95%
Net expenses	1.95%	1.94%
Portfolio turnover	877%	578%
Net assets, ending (in thousands)	$206,805	$285,301

See notes to financial highlights.

Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2010	2009	2008 (z)
Net asset value, beginning	$15.38	$15.18	$16.71
Income from investment operations:
Net investment income	.42	.52	.68
Net realized and unrealized gain (loss)	.73	.25	(1.25)
Total from investment operations	1.15	.77	(.57)
Distributions from:
Net investment income	(.41)	(.52)	(.68)
Net realized gain	—	(.05)	(.28)
Total distributions	(.41)	(.57)	(.96)
Total increase (decrease) in net asset value	.74	.20	(1.53)
Net asset value, ending	$16.12	$15.38	$15.18

Total return*	7.56%	5.48%	(3.69%)
Ratios to average net assets: A
Net investment income	2.62%	3.74%	4.16%
Total expenses	1.93%	1.93%	1.85%
Expenses before offsets	1.93%	1.93%	1.85%
Net expenses	1.93%	1.93%	1.85%
Portfolio turnover	259%	793%	982%
Net assets, ending (in thousands)	$303,615	$372,838	$478,073

	Years Ended
	September 30,	September 30,
Class C Shares	2007 (z)	2006
Net asset value, beginning	$16.70	$17.02
Income from investment operations:
Net investment income	.65	.63
Net realized and unrealized gain (loss)	.02	(.10)
Total from investment operations	.67	.53
Distributions from:
Net investment income	(.66)	(.63)
Net realized gain	—	(.22)
Total distributions	(.66)	(.85)
Total increase (decrease) in net asset value	.01	(.32)
Net asset value, ending	$16.71	$16.70

Total return*	4.09%	3.24%
Ratios to average net assets: A
Net investment income	3.93%	3.86%
Total expenses	1.87%	1.90%
Expenses before offsets	1.87%	1.90%
Net expenses	1.86%	1.89%
Portfolio turnover	877%	578%
Net assets, ending (in thousands)	$504,417	$390,620

See notes to financial highlights.

Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2010	2009	2008 (z)
Net asset value, beginning	$15.40	$15.20	$16.72
Income from investment operations:
Net investment income	.63	.72	.89
Net realized and unrealized gain (loss)	.73	.24	(1.24)
Total from investment operations	1.36	.96	(.35)
Distributions from:
Net investment income	(.62)	(.71)	(.89)
Net realized gain	—	(.05)	(.28)
Total distributions	(.62)	(.76)	(1.17)
Total increase (decrease) in net asset value	.74	.20	(1.52)
Net asset value, ending	$16.14	$15.40	$15.20

Total return*	9.05%	6.94%	(2.36%)
Ratios to average net assets: A
Net investment income	4.01%	5.14%	5.47%
Total expenses	.55%	.55%	.53%
Expenses before offsets	.55%	.55%	.53%
Net expenses	.55%	.55%	.53%
Portfolio turnover	259%	793%	982%
Net assets, ending (in thousands)	$261,542	$307,978	$355,103

	Years Ended
	September 30,	September 30,
Class I Shares	2007 (z)	2006
Net asset value, beginning	$16.70	$17.02
Income from investment operations:
Net investment income	.87	.85
Net realized and unrealized gain (loss)	.01	(.10)
Total from investment operations	.88	.75
Distributions from:
Net investment income	(.86)	(.85)
Net realized gain	—	(.22)
Total distributions	(.86)	(1.07)
Total increase (decrease) in net asset value	.02	(.32)
Net asset value, ending	$16.72	$16.70

Total return*	5.40%	4.65%
Ratios to average net assets: A
Net investment income	5.24%	5.18%
Total expenses	.55%	.56%
Expenses before offsets	.55%	.56%
Net expenses	.54%	.55%
Portfolio turnover	877%	578%
Net assets, ending (in thousands)	$312,520	$76,362

See notes to financial highlights.

Financial Highlights

	Years Ended
	September 30,	September 30,
Class R Shares	2010	2009
Net asset value, beginning	$15.48	$15.25
Income from investment operations:
Net investment income	.49	.58
Net realized and unrealized gain (loss)	.73	.27
Total from investment operations	1.22	.85
Distributions from:
Net investment income	(.48)	(.57)
Net realized gain	—	(.05)
Total distributions	(.48)	(.62)
Total increase (decrease) in net asset value	.74	.23
Net asset value, ending	$16.22	$15.48

Total return*	8.01%	6.05%
Ratios to average net assets: A
Net investment income	3.11%	4.06%
Total expenses	1.45%	1.51%
Expenses before offsets	1.45%	1.48%
Net expenses	1.45%	1.47%
Portfolio turnover	259%	793%
Net assets, ending (in thousands)	$12,306	$11,571

	Periods Ended
	September 30,	September 30,
Class R Shares	2008 (z)	2007 #(z)
Net asset value, beginning	$16.75	$16.78
Income from investment operations:
Net investment income	.71	.51
Net realized and unrealized gain (loss)	(1.23)	.09
Total from investment operations	(.52)	.60
Distributions from:
Net investment income	(.70)	(.63)
Net realized gain	(.28)	—
Total distributions	(.98)	(.63)
Total increase (decrease) in net asset value	(1.50)	(.03)
Net asset value, ending	$15.25	$16.75

Total return*	(3.33%)	3.66%
Ratios to average net assets: A
Net investment income	4.44%	4.41% (a)
Total expenses	1.78%	10.44% (a)
Expenses before offsets	1.47%	1.48% (a)
Net expenses	1.47%	1.47% (a)
Portfolio turnover	982%	814%
Net assets, ending (in thousands)	$6,179	$1,304

See notes to financial highlights.

Financial Highlights

		Periods Ended
	September 30,	September 30,	September 30,
Class Y Shares	2010	2009	2008 ## (z)
Net asset value, beginning	$15.53	$15.29	$16.38
Income from investment operations:
Net investment income	.56	.67	.31
Net realized and unrealized gain (loss)	.76	.27	(1.02)
Total from investment operations	1.32	.94	(.71)
Distributions from:
Net investment income	(.56)	(.65)	(.38)
Net realized gain	—	(.05)	—
Total distributions	(.56)	(.70)	(.38)
Total increase (decrease) in net asset value	.76	.24	(1.09)
Net asset value, ending	$16.29	$15.53	$15.29

Total return*	8.65%	6.73%	(4.41%)
Ratios to average net assets: A
Net investment income	3.76%	4.71%	4.48% (a)
Total expenses	.83%	.84%	2.34% (a)
Expenses before offsets	.83%	.84%	.90% (a)
Net expenses	.83%	.83%	.90% (a)
Portfolio turnover	259%	793%	529%
Net assets, ending (in thousands)	$104,674	$19,351	$10,481

See notes to financial highlights.

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

*      Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

#      From October 31, 2006, inception.

##     From February 29, 2008, inception.

(a)    Annualized.

(z)    Per share figures are calculated using the Average Shares Method.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date -values.

Statement of Operations

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustee and Officer Information Table

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT TRUSTEES
RICHARD L. BAIRD, JR. AGE: 62	Trustee	1976	President and CEO of Adagio Health Inc. in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	29	None
DOUGLAS E. FELDMAN, M.D. AGE: 62	Trustee	1982	Partner of The Feldman ENT Group in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	12	None
JOHN G. GUFFEY, JR. AGE: 62	Trustee	1976	Treasurer and Director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003) and President of Aurora Press Inc., a privately held publisher of trade paperbacks.	29	• Ariel Funds (3) • Calvert Social Investment Foundation • Calvert Ventures, LLC

M. CHARITO KRUVANT AGE: 64	Trustee	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	34	• Acacia Federal Savings Bank • Summit Foundation • WETA Public Broadcasting
ANTHONY A. WILLIAMS AGE: 59	Trustee	2010	Executive Director of Global Government Practice at the Corporate Executive Board (since Jan. 2010); William H. Bloomberg Lecturer in Public Management at the Harvard Kennedy School (since 2009); Director of State and Municipal Practice at Arent Fox LLP (since 2009); Chief Executive Officer of Primum Public Realty Trust (20072008); Mayor of Washington D.C. (1999-2007).	13	• Freddie Mac • Meruelo Maddux Properties, Inc. • Weston Solutions, Inc. • Bipartisan Debt Reduction Task Force • Chesapeake Bay Foundation • Catholic University of America • Urban Institute
INTERESTED TRUSTEES
BARBARA J. KRUMSIEK AGE: 58	Trustee & President	1997	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	51	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (Chair)
D. WAYNE SILBY, Esq. AGE: 62	Trustee & Chair	1976	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003).	29	• UNIFI Mutual Holding Company • Calvert Social Investment Foundation • Giving Assets, Inc. • Studio School Fund • Syntao.com China • The ICE Organization
OFFICERS
KAREN BECKER AGE: 57	Chief Compliance Officer	2005	Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Asset Management Company, Inc.
SUSAN WALKER BENDER, Esq. AGE: 51	Assistant Vice President & Assistant Secretary	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.

JENNIFER BERG AGE: 36	Assistant Fund Controller	2009	Fund Administration Manager of Calvert Group Ltd.
THOMAS DAILEY AGE: 46	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 42	Assistant Vice President & Assistant Secretary	1996	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Group, Ltd., and Chief Compliance Officer for Calvert Asset Management Company, Inc. and Calvert Distributors, Inc.
PATRICK FAUL AGE: 45	Vice President	2010

Vice President of Calvert Asset Management Company, Inc. (“CAMCO”) since 2008, and Head of Credit Research for CAMCO since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008) for CAMCO.

TRACI L. GOLDT AGE: 36	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 60	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 45	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, ESQ. AGE: 40	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 53	Assistant Secretary	2007	Assistant Secretary and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 47	Assistant Vice President & Assistant Secretary	2007	Assistant Vice President, Assistant Secretary, and Assistant Counsel Compliance of Calvert Group, Ltd.
JANE B. MAXWELL Esq. AGE: 58	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary & Assistant General Counsel of of Calvert Group, Ltd.
ANDREW K. NIEBLER, Esq. AGE: 43	Assistant Vice President & Assistant Secretary	2006

Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2006, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton LLP.

CATHERINE P. ROY AGE: 54	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc. and Chief Investment Officer – Fixed Income.

WILLIAM M. TARTIKOFF, Esq. AGE: 63	Vice President & Secretary	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 42	Vice President	2008

Senior Vice President of Calvert Asset Management Company, Inc., and Chief Investment Officer -Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER, CPA AGE: 58	Treasurer	1979 (CTFR 1980)	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 49	Fund Controller	1999	Vice President of Calvert Administrative Services Company.

The address of Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby’s address is 1715 18th Street, N.W., Washington, DC  20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s advisor and certain affiliates.  Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund’s advisor.

Additional information about the Fund’s Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

To Open an Account

800-368-2748

Yields and Prices

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Branch Office

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Suite 1000 North

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Registered, Certified

or Overnight Mail

Calvert Group

c/o BFDS,

330 West 9th Street

Kansas City, MO 64105

Web Site

www.calvert.com

Principal Underwriter

Calvert Distributors, Inc.

4550 Montgomery Avenue

Suite 1000 North

Bethesda, Maryland 20814

Calvert income fund

Calvert’s

Family of Funds

Tax-Exempt Money
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Balanced and Asset

Allocation Funds

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Calvert Conservative Allocation Fund

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This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

Calvert Short Duration Income Fund

Annual Report

September 30, 2010

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TABLE OF CONTENTS

4         President’s Letter

7         Portfolio Management Discussion

12       Shareholder Expense Example

14       Report of Independent Registered Public  Accounting Firm

15       Statement of Net Assets

32       Statement of Operations

33       Statements of Changes in Net Assets

35       Notes to Financial Statements

42       Financial Highlights

46       Explanation of Financial Tables

48       Proxy Voting and Availability of Quarterly Portfolio Holdings

50       Trustee and Officer Information Table

Dear Shareholder:

Over the 12-month reporting period, the U.S. financial markets and economy continued to recover from the “Great Recession” in fits and starts. Mixed economic data painted an uncertain—and sometimes contradictory—picture about improvements in the U.S. labor market, housing trends, business strength, and consumer confidence and spending.

In the winter of 2009-2010, encouraged by signs that U.S. economic and stimulus policies  appeared to be working, investors became less risk averse, pouring money into  higher-yielding areas of the bond market as well as stocks. In the spring, however, investor sentiment took an abrupt turn as confidence in the pace of global economic recovery waned and new European sovereign debt worries emerged.

On the home front, the devastating April 20 Gulf of Mexico oil spill—followed by the May 6 “flash crash” in the stock market—also contributed to investor pessimism. The demand for Treasuries and other more conservative asset classes once again gained momentum. Asset inflows into bond funds reached $152 billion for the first half of 2010, according to Lipper data, versus inflows of $24 billion into equity funds.

While fears of a double-dip recession and deflation appear to have receded with September’s surge in stock prices and an uptick in consumer spending, a number of macroeconomic concerns continue to weigh on the markets. These include uncertainty over tax reform and U.S. financial regulations, high levels of national, state, and local government debt, and global currency issues. Against this backdrop, it’s likely that economic recovery will continue to move slowly and unevenly ahead, with continued market volatility.

Bond Investments Continue to Reward Investors

Fixed-income investment returns were strong overall for the 12-month period. The best-performing fixed-income market sectors were high-yield and investment-grade corporate bonds.

The Barclays Capital U.S. Credit Index, a market barometer for investment-grade corporate bonds, was up 11.67% for the 12-month period versus 10.16% for the Standard & Poor’s 500 Index of large-cap stocks. Once again, high-yield bonds led results, with the BofA Merrill Lynch High Yield Master II Index up 18.51%. Money-market returns remained low but were positive, reflecting the Federal Reserve’s continued target of 0% to 0.25% for the federal funds rate.

Our Fund Strategies

With short-term interest rates at historically low levels, we believe that interest-rate risk is significant. As a result, our portfolios have been conservatively positioned with shorter-than-benchmark durations for some time to help minimize losses should interest rates rise over time. (Duration measures a portfolio’s sensitivity to changes in interest rates. Generally, the longer the duration, the greater the change in price for a given change in interest rates.) This is not just in anticipation of higher interest rates in the future, but is also based on our assessment of the risk/reward tradeoff in the current market.  Because of our conservative approach, some of our fixed-income strategies have struggled somewhat against their benchmarks as interest rates have dropped, while some of their  industry peers have benefitted.

As asset flows into fixed-income funds  continue to eclipse those for U.S. stock  funds—a trend that has been in place for a couple years—many analysts worry about a “bond market bubble.” In our view, there may be some signs of an unsustainable bubble forming in the bond market. This is particularly true in the Treasury market, where investor demand has helped push yields to record lows. This is certainly a factor that our bond fund portfolio managers consider when designing risk management strategies.

Recovery Muted But on Track

In late September, the National Bureau of Economic Research declared that the “Great Recession” ended in June 2009.  This was reassuring news, although skepticism remains as a result of the fragile pace of economic recovery. We expect the recovery to continue at a muted pace, with slower gross domestic product growth than we have seen in past recoveries. Central banks around the world are maintaining extremely accommodative monetary policies, which has generally kept interest rates very low by historical standards.

Looking ahead, we believe that the coming months will be a time of repair and restructuring in the economy and markets. While a constrained housing market, high unemployment, and lack of consumer spending may continue to place a drag on growth, the Federal Reserve has indicated it will continue its expansionary monetary policy to support the economy during this critical juncture.

Financial Reform Underway

Looking ahead, long-awaited financial reform is under way with Congressional passage of the largest financial reform bill since the Great Depression. The legislation seeks to address inadequate regulation of Wall Street firms and the type of unrestrained environment that led to the credit crisis of 2008 and the ensuing global market meltdown.

As the Obama administration and Congress work to implement key financial reforms, we believe that over time these efforts may work to redress some systemic imbalances in the financial system and provide additional stability to the economy and markets.

Review Your Portfolio Allocations

In our view, the fixed-income markets are likely to be in transition for some time as the government tackles financial reform, the credit markets continue to recover, and consumers continue to reduce their debt burdens.

In this shifting market environment, we believe that it is a sound strategy to include a range of fixed-income investments in your portfolio. Meet with your financial advisor to discuss your current allocations to ensure that they are appropriate given your financial goals, investment time horizon, and the current market outlook.

Be sure to visit our website, www.calvert.com, for frequent updates and commentary on economic and market developments from Calvert professionals.

As always, we appreciate your investing with Calvert.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.

October 2010

calvert short

duration income Fund

September 30, 2010

Investment Performance

(total return at NAV*)

	6 Months	12 Months
	ended	ended
	9/30/10	9/30/10
Class A	2.64%	4.90%
Class C	2.25%	4.18%
Class I	2.96%	5.53%
Class Y	2.82%	5.24%
Barclays Capital 1-5 Year U.S. Credit Index	4.09%	7.61%
Lipper Short Investment Grade Debt Funds Average	2.41%	5.08%

SEC Yields
	30 days ended
	9/30/10	9/30/09
Class A	1.82%	2.06%
Class C	1.15%	1.35%
Class I	2.44%	2.54%
Class Y	2.14%	2.31%

Portfolio Management Discussion

Gregory Habeeb
Senior Vice President and Senior Portfolio Manager of Calvert Asset Management Company

Investment Performance

For the 12-month reporting period ended September 30, 2010, Calvert Short Duration Income Fund (Class A shares at NAV) returned 4.90%, underperforming its benchmark, the Barclays Capital 1-5 Year U.S. Credit Index (the “Index”), which returned 7.61% for the period. The Fund’s short duration relative to the benchmark was the primary reason for its underperformance.

Investment Climate

The 12-month period that ended September 30, 2010 was another eventful chapter in the history of the U.S. economy and financial markets. The period can be divided, roughly, into three parts. The first, from fall 2009 through winter 2010, featured solid economic growth driven by federal stimulus funding and corporate inventory replenishment. During this time, interest rates increased, with the yield on 10-year Treasury notes reaching 4% early in April.1 The Federal Reserve (Fed) began to passively withdraw monetary stimulus and prepared to more actively draw off excess reserves later in the year.

*  Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 2.75%  front-end sales charge or any deferred sales charge.

In the spring, the brewing European sovereign debt crisis boiled over and investors’ risk aversion returned. The European Union and European Central Bank struggled to establish control, which eventually affected U.S. markets. Yields on liquid, low-risk instruments like Treasuries declined, while the prices of stocks and riskier bonds fell. In addition, there was evidence that the U.S. recovery had stumbled. Indeed, economic growth, which had reached a 5% annualized rate during the last quarter of 2009,2 slowed to 1.7% annualized for the April through June period. The pace of private sector job creation also slowed, and the Fed shelved its plan to withdraw monetary stimulus.

In the summer, European leaders firmly took control of the debt crisis. Investors’ risk appetite revived and markets recovered globally. Savers sought to escape money-market yields, which were near zero percent, and investors sought higher-yielding opportunities. The U.S. economic outlook, however, remained uncertain. During the last three months of the reporting period, the Fed made it clear that low interest rates would persist. In addition, the Fed revived its Treasury purchase program during August. Bonds continued to rally, providing strong returns in the July through September quarter.

As of early October, estimates of economic growth from the Wall Street Journal survey of economic forecasters indicated that the economy grew 3.2% over the entire reporting period. This is in line with the long-term average growth rate for the United States, but is only about one-half the pace experienced during recovery from past deep recessions. We believe that the recovery phase will probably end in the first quarter of 2011, when GDP growth will likely match or eclipse its 2007 high.

The core inflation rate dropped steadily during the first half of the reporting period before settling at 0.9%. It has remained at that level for the past several months.3 The dollar declined broadly, except against the euro, as investors expected the U.S. government and central bank to continue to pursue weak-dollar policies to support exports.

% of total
Economic Sectors	investments
Asset Backed Securities	4.4%
Basic Materials	5.1%
Communications	3.2%
Consumer, Cyclical	1.1%
Consumer, Non-cyclical	3.3%
Diversified	1.6%
Energy	7.3%
Financials	39.7%
Government	24.3%
Industrials	4.7%
Insurance	0.1%
Mortgage Securities	2.9%
Technology	0.9%
Utilities	1.4%
Total	100%

Portfolio Strategy

At the beginning of the reporting period, we expected the yield difference between long- and short-maturity Treasury securities to narrow. Consequently, we positioned the Fund for a flattening yield curve. As we thought, over the full reporting period, the yield differential between two- and 10-year Treasuries compressed from 2.36 percentage points to 2.09 percentage points.

We also anticipated a rising interest rate environment in which returns on corporate and high-yield securities would continue to outpace Treasury returns. Accordingly, as of the beginning of the reporting period, we allocated 8.02% of the Fund’s assets to high-yield bonds, which are not included in the benchmark index. High-yield securities, as measured by the Barclays Capital U.S. Corporate High Yield Index, returned 18.44% during the period, while the broad investment-grade benchmark index returned 11.67%.

Both our yield-curve and credit-quality  strategies helped relative returns during the reporting period. However, these gains were offset by the Fund’s short duration positioning. Duration is a measure of a portfolio’s sensitivity to changes in interest rates. The longer the duration, the greater the change in price relative to interest rate movements. The Fund uses Treasury futures to hedge its interest rate position. Over the 12-month reporting period,  two- and 10-year Treasury yields fell by 52 and 80 basis points,4 respectively. Typically, when bond yields decline, bond prices increase. Consequently, the fund experienced a smaller increase in value than the benchmark because it had a shorter duration.

Outlook

Looking ahead, we think the process of economic recovery, repair, and restructuring will persist. However, deleveraging in the private sector probably will continue to act as a drag on economic growth, limiting the strength of the recovery. We expect the Fed to continue to pursue expansionary monetary policy to support economic recovery. In the current political environment, however, we don’t foresee the passage of any large new fiscal stimulus packages unless the economy falls into another recession.

October 2010

1. Source for interest rate data: Federal Reserve

2. Bureau of Economic Analysis

3. Bureau of Labor Statistics

4. A basis point is 0.01 percentage points.

calvert short

duration income Fund

September 30, 2010

Average Annual Total Returns

Class A Shares	(with max. load)
One year	1.99%
Five year	4.71%
Since inception (1/31/2002)	5.68%

Class C Shares	(with max. load)
One year	3.18%
Five year	4.48%
Since inception (10/1/2002)	4.51%

Class I Shares*
One year	5.53%
Five year	5.71%
Since inception (2/26/2002)	6.17%

Class Y Shares**
One year	5.24%
Five year	5.43%
Since inception (1/31/2002)	6.09%

*Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the period November 7, 2005 through April 21, 2006.

**  Calvert Short Duration Income Fund first offered Class Y shares beginning on February 29, 2008. Performance prior to February 29, 2008 reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.

Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Class A shares and reflect the deduction of the maximum front-end sales charge of 2.75%, and assume the reinvestment of dividends.  The result is compared with benchmarks that include a broad based market index and a Lipper peer group average.  Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges.  The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s/Portfolio’s distributions or the redemption of the Fund/Portfolio shares.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com.  The gross expense ratio from the current prospectus for Class A shares is 1.19%.  This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers.  Performance data quoted already reflects the deduction of the Fund’s/Portfolio’s operating expenses.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2010 to September 30, 2010).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
	4/1/10	9/30/10	4/1/10 - 9/30/10
Class A
Actual	$1,000.00	$1,026.40	$5.49
Hypothetical	$1,000.00	$1,019.65	$5.47
(5% return per
year before expenses)

Class C
Actual	$1,000.00	$1,022.50	$9.07
Hypothetical	$1,000.00	$1,016.10	$9.04
(5% return per
year before expenses)

Class I
Actual	$1,000.00	$1,029.60	$2.52
Hypothetical	$1,000.00	$1,022.59	$2.51
(5% return per
year before expenses)

Class Y
Actual	$1,000.00	$1,028.20	$3.96
Hypothetical	$1,000.00	$1,021.16	$3.95
(5% return per
year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.08%, 1.79%, 0.49%,  and 0.78% for Class A, Class C, Class I, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

report of independent registered public accounting firm

The Board of Trustees of the Calvert Fund and Shareholders of Calvert Short Duration Income Fund:

We have audited the accompanying statement of net assets of the Calvert Short Duration Income Fund (the Fund), a series of The Calvert Fund, as of September 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with custodians and brokers or other appropriate auditing procedures.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Short Duration Income Fund as of September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP
Philadelphia, Pennsylvania
November 24, 2010

STATEMENT OF NET ASSETS

september 30, 2010

	Principal
Asset-Backed Securities - 4.3%	Amount	Value
ACLC Business Loan Receivables Trust, 0.907%, 10/15/21 (e)(r)	$45,526	$44,257
AmeriCredit Automobile Receivables Trust:
0.288%, 5/7/12 (r)	121,922	121,905
2.26%, 5/15/12	12,660,161	12,686,703
4.63%, 6/6/12	1,020,386	1,021,118
5.02%, 11/6/12	2,351,408	2,363,373
5.64%, 9/6/13	7,261,310	7,417,851
1.18%, 2/6/14	2,500,000	2,494,376
Americredit Prime Automobile Receivable, 5.22%, 6/8/12	160,380	160,602
Atherton Franchisee Loan Funding LLC, 7.08%, 5/15/20 (e)	312,672	313,018
Capital Auto Receivables Asset Trust:
0.957%, 12/15/11 (r)	1,211,499	1,211,952
5.07%, 12/15/11	2,020,977	2,032,331
5.31%, 6/15/12	5,000,000	5,071,997
Captec Franchise Trust, 8.155%, 6/15/13 (e)	953,948	959,849
Chrysler Financial Lease Trust, 1.78%, 6/15/11 (e)	20,180,000	20,238,225
CIT Equipment Collateral, 6.59%, 12/22/14	2,829,687	2,917,941
Citibank Credit Card Issuance Trust, 5.00%, 11/8/12	3,795,000	3,808,451
CNH Equipment Trust:
4.12%, 5/15/12	1,195,801	1,197,631
2.97%, 3/15/13	5,699,373	5,740,968
Countrywide Asset-Backed Certificates, 0.706%, 11/25/34 (r)	113,222	87,067
CPS Auto Trust:
6.48%, 7/15/13 (e)	29,462,118	30,334,954
5.60%, 1/15/14 (e)	5,727,780	5,905,162
Daimler Chrysler Auto Trust:
4.98%, 11/8/11	911,888	917,076
0.938%, 2/8/12 (r)	66,596	66,608
DB Master Finance LLC, 5.779%, 6/20/31 (e)	31,500,000	31,687,740
Enterprise Mortgage Acceptance Co. LLC, 7.143%, 1/15/27 (e)(r)	7,265,243	3,814,253
FMAC Loan Receivables Trust:
1.35%, 11/15/18 (e)(r)(u)	2,438,059	32,000
0.30%, 4/15/19 (e)(r)	10,820,304	338,135
Ford Credit Auto Owner Trust:
5.15%, 11/15/11	838,080	849,034
4.28%, 5/15/12	2,598,430	2,618,637
GS Auto Loan Trust:
5.39%, 12/15/11	516,143	517,402
4.56%, 11/15/13	81,973	82,066
Wachovia Auto Loan Owner Trust, 5.08%, 4/20/12 (e)	495,052	496,068

Total Asset-Backed Securities (Cost $146,403,730)		147,548,750

Collateralized Mortgage-Backed	Principal
Obligations (Privately Originated) - 2.0%	Amount	Value
American Home Mortgage Assets, 0.446%, 10/25/46 (r)	$6,500,584	$3,558,153
Banc of America Mortgage Securities, Inc., 6.25%, 10/25/36	2,059,666	361,072
Bella Vista Mortgage Trust, 0.508%, 5/20/45 (r)	21,600	12,170
Chase Funding Mortgage Loan, 4.045%, 5/25/33 (r)	12,159	12,109
Chase Mortgage Finance Corp.:
5.204%, 12/25/35 (r)	520,059	495,179
2.894%, 2/25/37 (r)	1,169,580	1,140,318
3.177%, 2/25/37 (r)	568,405	514,430
3.186%, 2/25/37 (r)	3,716,014	3,333,535
CS First Boston Mortgage Securities Corp.:
2.888%, 12/25/33 (r)	2,333,033	709,060
5.25%, 12/25/35	2,454,410	2,471,113
GMAC Mortgage Corp. Loan Trust, 5.50%, 10/25/33	4,190,000	4,237,439
Impac CMB Trust:
0.896%, 9/25/34 (r)	71,688	53,150
0.996%, 11/25/34 (r)	50,149	44,847
0.776%, 4/25/35 (r)	649,390	498,091
0.876%, 4/25/35 (r)	222,394	75,728
0.88%, 5/25/35 (r)	2,031,218	1,512,875
0.576%, 8/25/35 (r)	481,177	361,475
JP Morgan Mortgage Trust:
3.547%, 7/25/35 (r)	436,896	411,200
5.294%, 7/25/35 (r)	7,399,623	7,277,473
Merrill Lynch Mortgage Investors, Inc.:
2.802%, 2/25/35 (r)	1,422,211	1,313,521
4.749%, 12/25/35 (r)	8,883,099	8,874,500
Residential Accredit Loans, Inc.:
0.226%, 5/25/19 (r)	52,265,958	280,778
6.00%, 12/25/35	3,836,213	2,731,381
Residential Asset Securitization Trust, 6.25%, 11/25/36	1,594,131	1,094,795
Structured Asset Mortgage Investments, Inc.:
0.446%, 9/25/36 (r)	3,954,518	2,171,981
0.444%, 7/25/46 (r)	1,073,013	611,050
Structured Asset Securities Corp., 5.00%, 6/25/35	8,211,069	6,693,143
WaMu Mortgage Pass Through Certificates:
4.771%, 10/25/35 (r)	18,000,000	15,194,090
5.164%, 1/25/36 (r)	1,598,556	1,491,398
1.813%, 4/25/44 (r)	11,412	9,406
Wells Fargo Mortgage Backed Securities Trust, 0.193%, 10/25/36	46,878,555	208,849

Total Collateralized Mortgage-Backed Obligations
(Privately Originated) (Cost $67,898,174)		67,754,309

	Principal
Commercial Mortgage-Backed Securities - 0.9%	Amount	Value
Banc of America Commercial Mortgage, Inc., 4.161%, 12/10/42	$827,160	$827,031
GMAC Commercial Mortgage Asset Corp., 6.107%, 8/10/52 (e)	1,000,000	889,150
JP Morgan Chase Commercial Mortgage Securities Corp.:
5.857%, 10/12/35	5,383,814	5,441,637
6.465%, 11/15/35	5,535,000	5,707,083
7.08%, 11/15/35 (e)(r)	2,500,000	2,646,174
Morgan Stanley Capital I, 5.007%, 1/14/42	985,655	1,016,684
Prudential Mortgage Capital Funding LLC, 6.605%, 5/10/34	13,463,739	13,659,136

Total Commercial Mortgage-Backed Securities
(Cost $30,228,878)		30,186,895

Corporate Bonds - 66.3%
Achmea Hypotheekbank NV:
0.804%, 11/3/14 (e)(r)	4,665,000	4,665,612
3.20%, 11/3/14 (e)	7,000,000	7,416,025
Affiliated Computer Services, Inc., 5.20%, 6/1/15	3,000,000	3,270,155
Aflac, Inc., 3.45%, 8/15/15	950,000	986,338
Agilent Technologies, Inc., 2.50%, 7/15/13	4,000,000	4,071,368
Alcoa, Inc., 6.15%, 8/15/20	5,500,000	5,635,274
Alliance Mortgage Investments:
12.61%, 6/1/10 (b)(r)(x)*	385,345	-
15.36%, 12/1/10 (b)(r)(x)*	259,801	-
Ally Financial, Inc.:
6.00%, 4/1/11	3,498,000	3,506,745
6.00%, 12/15/11	4,008,000	4,093,170
1.75%, 10/30/12	3,970,000	4,061,748
0.291%, 12/19/12 (r)	3,360,000	3,358,511
American Express Bank FSB:
0.39%, 5/29/12 (r)	6,000,000	5,932,408
0.407%, 6/12/12 (r)	975,000	963,930
American Express Centurion Bank, 0.407%, 6/12/12 (r)	2,022,000	1,999,723
American Express Travel, 0.459%, 6/1/11 (b)	3,500,000	3,463,425
American Honda Finance Corp., 1.041%, 6/20/11 (e)(r)	11,900,000	11,925,522
Amphenol Corp., 4.75%, 11/15/14	6,450,000	6,985,515
Anadarko Petroleum Corp.:
5.75%, 6/15/14	16,443,000	17,594,010
5.95%, 9/15/16	2,500,000	2,725,000
6.375%, 9/15/17	2,000,000	2,190,000
Analog Devices, Inc., 5.00%, 7/1/14	5,000,000	5,498,459
Anglo American Capital plc:
2.15%, 9/27/13 (e)	2,000,000	2,013,678
9.375%, 4/8/14 (e)	5,280,000	6,440,960
Anheuser-Busch InBev Worldwide, Inc.:
3.00%, 10/15/12	3,000,000	3,108,820
1.019%, 3/26/13 (r)	11,000,000	11,011,426
4.125%, 1/15/15	2,937,000	3,153,291

	Principal
Corporate Bonds - Cont’d	Amount	Value
ANZ National International Ltd.:
2.375%, 12/21/12 (e)	$2,500,000	$2,545,959
6.20%, 7/19/13 (e)	10,000,000	11,150,425
3.125%, 8/10/15 (e)	6,800,000	6,891,182
AON Corp., 3.50%, 9/30/15	5,000,000	5,090,068
APL Ltd., 8.00%, 1/15/24 (b)	3,915,000	3,132,000
ArcelorMittal:
5.375%, 6/1/13	20,635,000	22,194,743
6.50%, 4/15/14	8,125,000	8,970,458
5.25%, 8/5/20	2,120,000	2,133,279
Arrow Electronics, Inc., 6.875%, 6/1/18	7,954,000	9,018,305
Asciano Finance Ltd., 3.125%, 9/23/15 (e)	5,000,000	5,038,612
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (b)(e)(p)*	350,000	-
Australia & New Zealand Banking Group Ltd., 0.818%,
10/21/11 (e)(r)	4,450,000	4,458,669
BAC Capital Trust XV, 1.097%, 6/1/56 (r)	31,340,000	19,709,362
Bank of America Corp.:
0.775%, 4/30/12 (r)	18,470,000	18,562,165
4.50%, 4/1/15	4,500,000	4,722,327
Bank of Nova Scotia:
0.731%, 1/6/12 (r)	4,500,000	4,500,000
0.543%, 3/5/12 (r)	19,140,000	19,140,000
2.25%, 1/22/13	5,000,000	5,140,109
3.40%, 1/22/15	5,000,000	5,327,910
BankAmerica Capital III, 1.096%, 1/15/27 (r)	2,500,000	1,728,468
BankBoston Capital Trust III, 1.042%, 6/15/27 (r)	1,450,000	974,990
Barclays Bank plc:
2.50%, 1/23/13	8,000,000	8,175,989
2.50%, 9/21/15 (e)	14,400,000	14,499,495
Belvoir Land LLC, 5.35%, 12/15/25 (e)	2,000,000	1,794,920
Bemis Co., Inc., 5.65%, 8/1/14	2,000,000	2,251,044
Berkshire Hathaway Finance Corp., 0.652%, 1/13/12 (r)	1,250,000	1,250,146
Berkshire Hathaway, Inc., 0.834%, 2/11/13 (r)	15,000,000	15,048,021
BNSF Funding Trust I, 6.613% to 1/15/26, floating rate
thereafter to 12/15/55 (r)	8,869,000	8,913,345
Bunge Ltd. Finance Corp., 5.35%, 4/15/14	5,000,000	5,334,103
C10 Capital SPV Ltd., 6.722% to 12/31/16, floating rate thereafter
to 12/31/49 (e)(r)	300,000	194,625
C5 Capital SPV Ltd., 6.196% to 12/31/11, floating rate thereafter
to 12/31/49 (e)(r)	3,500,000	2,270,625
C8 Capital SPV Ltd., 6.64% to 12/31/14, floating rate thereafter
to 12/31/49 (e)(r)	19,110,000	12,397,612
Cantor Fitzgerald LP, 7.875%, 10/15/19 (e)	11,100,000	11,904,963
Capital One Financial Corp.:
4.80%, 2/21/12	2,000,000	2,092,041
6.15%, 9/1/16	3,800,000	4,182,468
CareFusion Corp.:
4.125%, 8/1/12	2,000,000	2,091,251
5.125%, 8/1/14	2,000,000	2,203,495
Cargill, Inc., 1.768%, 1/21/11 (e)(r)	10,000,000	10,021,510
Caterpillar Financial Services Corp., 0.542%, 12/16/11 (r)	10,000,000	10,032,060
Cellco Partnership, 2.945%, 5/20/11 (r)	15,000,000	15,241,921

	Principal
Corporate Bonds - Cont’d	Amount	Value
Charter One Bank:
5.50%, 4/26/11	$16,500,000	$16,863,616
6.375%, 5/15/12	5,000,000	5,298,678
Chase Capital II, 0.966%, 2/1/27 (r)	3,282,000	2,490,577
Chase Capital VI, 1.091%, 8/1/28 (r)	1,500,000	1,134,634
Chesapeake Energy Corp.:
7.625%, 7/15/13 (b)	18,750,000	20,437,500
6.50%, 8/15/17	9,500,000	9,820,625
7.25%, 12/15/18	5,000,000	5,375,000
Chevron Phillips Chemical Co. LLC, 7.00%, 3/15/11	11,500,000	11,824,769
Citibank:
0.528%, 7/12/11 (r)	4,875,000	4,880,908
0.448%, 5/7/12 (r)	5,550,000	5,556,023
Citigroup Funding, Inc.:
0.805%, 4/30/12 (r)	15,000,000	15,086,595
0.578%, 7/12/12 (r)	8,500,000	8,523,026
Citigroup, Inc.:
2.384%, 8/13/13 (r)	43,750,000	44,048,959
0.418%, 3/7/14 (r)	3,750,000	3,511,334
5.50%, 10/15/14	3,000,000	3,266,296
6.01%, 1/15/15	3,000,000	3,298,356
Columbia University, 6.83%, 12/15/20	338,710	394,282
Comcast Corp., 5.90%, 3/15/16	4,951,000	5,705,700
Comerica, Inc., 3.00%, 9/16/15	1,420,000	1,437,846
Commonwealth Bank of Australia, 0.745%, 11/4/11 (e)(r)	7,000,000	6,997,197
CommonWealth REIT, 0.892%, 3/16/11 (r)	10,548,000	10,504,149
Con-way, Inc., 7.25%, 1/15/18	4,650,000	5,097,971
Corn Products International, Inc., 3.20%, 11/1/15	5,000,000	5,080,339
Countrywide Financial Corp., 5.80%, 6/7/12	6,350,000	6,751,816
COX Communications, Inc., 7.75%, 11/1/10	15,380,000	15,458,540
Credit Suisse USA, Inc., 0.576%, 8/16/11 (r)	5,850,000	5,855,694
Crown Castle Towers LLC:
4.174%, 8/15/17 (e)	3,000,000	3,048,960
4.523%, 1/15/35 (e)	5,000,000	5,269,095
3.214%, 8/15/35 (e)	3,000,000	3,014,768
5.495%, 1/15/37 (e)	4,000,000	4,346,179
CVS Caremark Corp., 6.302% to 6/1/12, floating rate
thereafter to 6/1/62 (r)	11,686,000	10,885,545
CVS Pass-Through Trust, 7.507%, 1/10/32 (e)	2,176,033	2,553,270
Deutsche Bank Capital Trust, 4.901%, 12/29/49 (b)(r)	2,600,000	2,106,000
Discover Financial Services, 6.45%, 6/12/17	1,375,000	1,482,395
DISH DBS Corp., 6.375%, 10/1/11	2,450,000	2,535,750
Dominion Resources, Inc.:
8.875%, 1/15/19	2,500,000	3,400,677
6.30% to 9/30/11, floating rate thereafter to 9/30/66 (r)	4,000,000	3,807,020
Dow Chemical Co.:
2.668%, 8/8/11 (r)	9,500,000	9,602,652
4.85%, 8/15/12	8,100,000	8,567,739
EI du Pont de Nemours & Co., 0.237%, 12/27/39 (r)	1,600,000	1,536,248

	Principal
Corporate Bonds - Cont’d	Amount	Value
Enterprise Products Operating LLC:
7.50%, 2/1/11	$8,984,000	$9,180,543
7.625%, 2/15/12	12,000,000	12,939,664
9.75%, 1/31/14	7,080,000	8,681,930
7.00% to 6/1/17, floating rate thereafter to 6/1/67 (r)	10,607,000	10,057,227
7.034% to 1/15/18, floating rate thereafter to 1/15/68 (r)	12,655,000	12,591,725
Equity One, Inc., 6.25%, 12/15/14	5,500,000	5,960,901
EXCO Resources, Inc., 7.50%, 9/15/18	2,000,000	1,982,500
Express Scripts, Inc., 5.25%, 6/15/12	5,000,000	5,332,083
First Data Corp., 9.875%, 9/24/15	6,200,000	5,053,000
First Niagara Financial Group, Inc., 6.75%, 3/19/20	1,500,000	1,660,430
Fleet Capital Trust V, 1.291%, 12/18/28 (r)	3,200,000	2,298,541
FMG Finance Proprietary Ltd.:
4.297%, 9/1/11 (e)(r)	61,629,000	61,937,145
10.00%, 9/1/13 (b)(e)	3,000,000	3,375,000
Ford Motor Credit Co. LLC:
5.542%, 6/15/11 (r)	12,900,000	13,146,822
9.875%, 8/10/11	3,000,000	3,168,750
3.277%, 1/13/12 (r)	24,050,000	24,025,950
7.80%, 6/1/12	2,000,000	2,132,500
8.00%, 12/15/16	1,500,000	1,698,750
6.625%, 8/15/17	5,000,000	5,337,500
Fortune Brands, Inc.:
5.125%, 1/15/11	5,250,000	5,313,435
3.00%, 6/1/12	2,100,000	2,138,331
Foster’s Finance Corp., 6.875%, 6/15/11 (e)	10,000,000	10,347,306
Four Fishers LLC VRDN, 0.51%, 4/1/24 (r)	3,945,000	3,945,000
FPL Group Capital, Inc., 0.818%, 11/9/12 (r)	12,700,000	12,768,780
GameStop Corp., 8.00%, 10/1/12	5,689,000	5,802,780
General Electric Capital Corp.:
0.592%, 6/8/12 (r)	4,830,000	4,856,628
0.659%, 6/20/13 (b)(r)	22,000,000	21,076,000
0.731%, 1/8/16 (r)	6,000,000	5,560,124
4.375%, 9/16/20	2,000,000	2,001,239
Glitnir Banki HF:
2.95%, 10/15/08 (b)(y)*	10,440,000	2,923,200
3.046%, 4/20/10 (e)(r)(y)*	10,830,000	3,303,150
3.226%, 1/21/11 (e)(r)(y)*	1,000,000	305,000
6.33%, 7/28/11 (e)(y)*	180,000	54,900
Goldman Sachs Capital III, 1.067%, 9/29/49 (r)	8,000,000	5,527,910
Goldman Sachs Group, Inc.:
0.931%, 10/7/11 (r)	6,794,000	6,790,644
0.668%, 11/9/11 (r)	12,470,000	12,512,884
0.492%, 3/15/12 (r)	4,620,000	4,636,692
3.625%, 8/1/12	9,980,000	10,391,926
5.45%, 11/1/12	4,000,000	4,319,073
5.15%, 1/15/14	2,000,000	2,171,791
0.913%, 7/22/15 (r)	5,000,000	4,697,661
3.70%, 8/1/15	5,000,000	5,127,254
0.74%, 3/22/16 (r)	2,000,000	1,849,051
Great River Energy, 5.829%, 7/1/17 (e)	16,062,853	18,031,741
Greenpoint Bank, 9.25%, 10/1/10	5,475,000	5,476,236
Greif, Inc., 6.75%, 2/1/17	300,000	311,250

	Principal
Corporate Bonds - Cont’d	Amount	Value
HCP, Inc., 5.95%, 9/15/11	$10,391,000	$10,854,281
Healthcare Realty Trust, Inc., 8.125%, 5/1/11	3,341,000	3,455,108
Hewlett-Packard Co., 1.354%, 5/27/11 (r)	10,000,000	10,069,672
Howard Hughes Medical Institute, 3.45%, 9/1/14	13,700,000	14,716,867
Hyundai Capital America, 3.75%, 4/6/16 (e)	1,000,000	995,950
Hyundai Motor Manufacturing, 4.50%, 4/15/15 (e)	3,200,000	3,304,848
International Lease Finance Corp.:
6.50%, 9/1/14 (e)	5,000,000	5,362,500
6.75%, 9/1/16 (e)	5,000,000	5,362,500
Irwin Land LLC, 4.51%, 12/15/15 (e)	1,110,000	1,106,459
ITT Corp., 4.90%, 5/1/14	4,000,000	4,395,368
John Deere Capital Corp.:
1.225%, 1/18/11 (r)	10,000,000	10,020,780
1.403%, 6/10/11 (r)	4,700,000	4,716,167
JPMorgan Chase & Co.:
0.663%, 4/1/11 (r)	9,115,000	9,124,352
0.522%, 6/15/12 (r)	4,370,000	4,392,982
0.539%, 12/26/12 (r)	23,170,000	23,316,000
0.958%, 2/26/13 (r)	13,000,000	13,028,428
1.039%, 9/30/13 (r)	16,930,000	16,979,791
1.65%, 9/30/13	10,000,000	10,012,262
JPMorgan Chase Bank, 0.623%, 6/13/16 (r)	7,500,000	7,000,044
JPMorgan Chase Capital XXIII, 1.376%, 5/15/77 (r)	2,500,000	1,799,638
Kaupthing Bank HF, 5.75%, 10/4/11 (e)(y)*	7,000,000	1,872,500
KeyBank, 5.80%, 7/1/14	7,500,000	8,179,801
Kinder Morgan Finance Co. ULC, 5.35%, 1/5/11	9,000,000	9,135,000
Koninklijke Philips Electronics NV, 1.443%, 3/11/11 (r)	9,980,000	10,016,962
Lafarge SA:
6.15%, 7/15/11	7,523,000	7,746,207
5.50%, 7/9/15 (e)	16,000,000	16,820,008
Leucadia National Corp., 8.125%, 9/15/15	22,450,000	24,209,171
Life Technologies Corp., 3.375%, 3/1/13	4,000,000	4,124,898
Lincoln National Corp., 4.30%, 6/15/15	2,000,000	2,112,405
LL & P Wind Energy, Inc. Washington Revenue Bonds:
5.217%, 12/1/12 (e)	2,605,000	2,649,389
5.733%, 12/1/17 (e)	2,000,000	2,125,620
Lloyds TSB Bank plc, 6.50%, 9/14/20 (e)	1,400,000	1,423,797
Lumbermens Mutual Casualty Co., 8.30%, 12/1/37 (e)(m)*	300,000	3,030
Mack-Cali Realty LP, 7.75%, 2/15/11	5,920,000	6,036,733
Macy’s Retail Holdings, Inc.:
10.625%, 11/1/10	3,500,000	3,535,000
6.625%, 4/1/11	2,500,000	2,568,750
Marsh & McLennan Co.’s, Inc., 6.25%, 3/15/12	4,250,000	4,488,697
Masco Corp.:
5.875%, 7/15/12	2,690,000	2,802,607
4.80%, 6/15/15	4,250,000	4,187,224
MBNA Capital, 1.266%, 2/1/27 (r)	12,000,000	8,207,776
Medco Health Solutions, Inc., 2.75%, 9/15/15	2,000,000	2,031,819
Merrill Lynch & Co., Inc., 1.052%, 9/15/26 (b)(r)	4,200,000	2,942,545
MetLife Institutional Funding II, 0.689%, 3/27/12 (e)(r)	13,000,000	12,999,978

	Principal
Corporate Bonds - Cont’d	Amount	Value
MetLife, Inc.:
0.855%, 6/29/12 (r)	$13,250,000	$13,312,670
1.674%, 8/6/13 (r)	8,000,000	8,034,777
2.375%, 2/6/14	3,000,000	3,030,884
Metropolitan Life Global Funding I:
2.276%, 4/14/11 (e)(r)	12,280,000	12,307,704
0.927%, 7/13/11 (e)(r)	10,000,000	9,999,745
1.028%, 4/10/12 (e)(r)	2,500,000	2,500,114
Mirant Americas Generation LLC, 8.30%, 5/1/11	6,530,000	6,725,900
Morgan Stanley:
0.78%, 1/9/12 (r)	3,168,000	3,148,023
0.691%, 2/10/12 (r)	3,000,000	3,013,483
2.876%, 5/14/13 (r)	2,000,000	2,036,105
4.20%, 11/20/14	3,000,000	3,116,564
6.00%, 4/28/15	3,000,000	3,306,223
0.975%, 10/18/16 (r)	1,000,000	878,226
6.25%, 8/28/17	22,200,000	24,250,951
5.50%, 1/26/20	3,500,000	3,608,469
Motors Liquidation Co., 7.125%, 7/15/13 (ii)*	14,816,000	4,778,160
National Australia Bank Ltd., 2.50%, 1/8/13 (e)	3,870,000	3,947,548
National City Corp., 4.00%, 2/1/11	3,800,000	3,826,524
National Semiconductor Corp., 6.15%, 6/15/12	5,000,000	5,367,821
Nationwide Building Society, 0.549%, 5/17/12 (e)(r)	5,400,000	5,399,259
Nationwide Health Properties, Inc.:
6.50%, 7/15/11	5,565,000	5,781,005
6.90%, 10/1/37	8,890,000	9,127,692
6.59%, 7/7/38	1,300,000	1,361,095
NBC Universal, Inc., 3.65%, 4/30/15 (e)	9,000,000	9,461,481
New Albertsons, Inc., 7.50%, 2/15/11	1,388,000	1,412,290
New York Life Global Funding:
5.375%, 9/15/13 (e)	1,000,000	1,115,560
1.85%, 12/13/13 (e)	5,000,000	5,104,882
Nissan Motor Acceptance Corp.:
5.625%, 3/14/11 (e)	750,000	763,715
4.50%, 1/30/15 (e)	2,000,000	2,122,084
Noble Group Ltd.:
4.875%, 8/5/15 (e)	18,000,000	18,639,778
6.75%, 1/29/20 (e)	10,000,000	10,750,000
Nordea Bank AB, 2.50%, 11/13/12 (e)	10,000,000	10,187,007
Nordea Bank Finland plc, 0.827%, 4/13/12 (r)	8,000,000	8,000,000
Offshore Group Investments Ltd., 11.50%, 8/1/15 (e)	500,000	525,522
Ohana Military Communities LLC:
5.462%, 10/1/26 (e)	17,500,000	17,211,250
5.88%, 10/1/51 (b)(e)	3,845,000	3,549,396
OPTI Canada, Inc.:
9.00%, 12/15/12 (e)	1,500,000	1,507,500
9.75%, 8/15/13 (e)	3,000,000	3,045,000
Orkney Re II plc, Series B, 6.096%, 12/21/35 (b)(e)(r)(w)*	1,400,000	-
Overseas Shipholding Group, Inc., 8.125%, 3/30/18	3,000,000	3,112,500
PACCAR Financial Corp., 0.708%, 4/5/13 (r)	8,930,000	8,932,256
Pacific Pilot Funding Ltd., 1.271%, 10/20/16 (e)(r)	445,072	406,644

	Principal
Corporate Bonds - Cont’d	Amount	Value
Pioneer Natural Resources Co.:
5.875%, 7/15/16	$36,400,000	$37,414,728
6.65%, 3/15/17	1,000,000	1,064,075
PNC Funding Corp.:
0.615%, 1/31/12 (r)	9,415,000	9,383,492
0.733%, 4/1/12 (r)	6,970,000	6,995,887
0.675%, 1/31/14 (r)	3,960,000	3,861,255
Preferred Term Securities IX Ltd., 1.285%, 4/3/33 (e)(r)	721,957	440,394
Procter & Gamble - ESOP, 0.086%, 11/15/39 (r)	1,000,000	991,960
Qwest Capital Funding, Inc., 7.25%, 2/15/11	2,000,000	2,045,000
Rabobank Nederland NV:
0.635%, 8/5/11 (e)(r)	2,200,000	2,199,347
11.00% to 6/30/19, floating rate thereafter to 6/29/49 (e)(r)	2,000,000	2,584,260
Rio Tinto Alcan, Inc.:
4.50%, 5/15/13	3,400,000	3,645,461
5.00%, 6/1/15	4,000,000	4,436,780
Royal Bank of Scotland Group plc:
5.00%, 10/1/14	5,000,000	5,005,958
4.875%, 3/16/15	19,350,000	20,357,974
Royal Bank of Scotland plc, 3.40%, 8/23/13	2,000,000	2,049,034
Ryder System, Inc., 3.60%, 3/1/16	5,000,000	5,067,036
SBA Tower Trust, 4.254%, 4/15/40 (e)	4,500,000	4,789,497
Senior Housing Properties Trust, 6.75%, 4/15/20	2,000,000	2,085,000
Shell International Finance BV:
4.00%, 3/21/14	3,000,000	3,248,165
3.10%, 6/28/15	9,000,000	9,470,998
Skyway Concession Co. LLC, 0.813%, 6/30/17 (b)(e)(r)	2,500,000	2,150,000
Southern Co., 0.918%, 10/21/11 (r)	3,000,000	3,009,804
Southwestern Energy Co., 7.50%, 2/1/18	1,000,000	1,131,250
Sprint Capital Corp., 7.625%, 1/30/11	4,000,000	4,065,000
Stadshypotek AB, 0.839%, 9/30/13 (e)(r)	22,940,000	22,939,961
State Street Bank and Trust Co., 0.492%, 9/15/11 (r)	10,000,000	10,024,232
Steel Dynamics, Inc., 7.375%, 11/1/12	4,000,000	4,290,000
Suncorp-Metway Ltd., 0.667%, 12/17/10 (e)(r)	12,930,000	12,930,047
Sunoco, Inc., 6.75%, 4/1/11	2,000,000	2,053,192
SunTrust Bank:
6.375%, 4/1/11	10,000,000	10,271,209
0.449%, 5/21/12 (r)	26,863,000	26,289,268
0.619%, 8/24/15 (r)	5,650,000	5,049,714
SunTrust Capital I, 1.046%, 5/15/27 (r)	1,000,000	694,298
Svenska Handelsbanken AB, 1.292%, 9/14/12 (e)(r)	11,800,000	11,845,477
Systems 2001 AT LLC:
7.156%, 12/15/11 (e)	541,291	561,319
6.664%, 9/15/13 (e)	21,937,184	24,201,102
TCM Sub LLC, 3.55%, 1/15/15 (e)	3,000,000	3,159,828
TD Ameritrade Holding Corp.:
2.95%, 12/1/12	1,000,000	1,027,101
4.15%, 12/1/14	2,180,000	2,316,953
Telecom Italia Capital SA:
4.875%, 10/1/10	9,904,000	9,904,717
0.946%, 2/1/11 (r)	5,000,000	4,977,314

	Principal
Corporate Bonds - Cont’d	Amount	Value
Telefonica Emisiones SAU:
0.775%, 2/4/13 (r)	$19,110,000	$18,660,328
2.582%, 4/26/13	11,940,000	12,198,701
The Bank of Tokyo-Mitsubishi UFJ Ltd., 7.40%, 6/15/11	9,525,000	10,001,250
TIERS Trust, 8.45%, 12/1/17 (b)(e)(n)*	658,859	6,589
Timken Co., 6.00%, 9/15/14	4,700,000	5,228,792
Toll Road Investors Partnership II LP, Zero Coupon:
2/15/43 (b)(e)	131,530,000	24,333,050
2/15/45 (b)(e)	158,728,969	24,304,580
Toronto-Dominion Bank, 2.20%, 7/29/15 (e)	7,000,000	7,156,145
Transocean, Inc., 1.625%, 12/15/37	17,069,000	16,966,142
Travelers Insurance Company Ltd., 0.776%, 12/8/11 (b)(r)	1,500,000	1,482,420
United Air Lines, Inc., 10.40%, 5/1/18	1,607,964	1,817,000
US Bank, 3.778% to 4/29/15, floating rate thereafter to 4/29/20 (r)	53,500,000	55,956,649
Vornado Realty LP, 5.60%, 2/15/11	5,120,000	5,188,182
Wachovia Bank, 0.834%, 11/3/14 (r)	4,600,000	4,395,510
Wachovia Capital Trust III, 5.80% to 3/15/11, floating rate
thereafter to 3/29/49 (r)	47,887,000	42,020,842
Wachovia Corp.:
0.412%, 3/15/11 (r)	175,000	175,087
0.815%, 10/28/15 (r)	2,000,000	1,863,993
Wal-Mart Stores, Inc., 8.07%, 12/21/12	266,731	280,575
Wells Fargo & Co., 0.512%, 6/15/12 (r)	1,830,000	1,837,539
Westfield Capital Corp. Ltd., 4.375%, 11/15/10 (e)	29,033,000	29,132,697
Westpac Banking Corp.:
0.818%, 10/21/11 (e)(r)	16,280,000	16,290,226
0.482%, 12/14/12 (e)(r)	4,250,000	4,251,551
2.10%, 8/2/13	4,000,000	4,060,260
3.00%, 8/4/15	7,000,000	7,140,074
Williams Co.’s, Inc., 2.533%, 10/1/10 (e)(r)	27,110,000	27,110,736
Williams Partners LP, 7.50%, 6/15/11	8,405,000	8,769,750
Willis North America, Inc., 5.625%, 7/15/15	8,261,000	8,829,186
Windsor Petroleum Transport Corp., 7.84%, 1/15/21 (b)(e)	19,353,654	17,418,289
Wm. Wrigley Jr. Co., 1.913%, 6/28/11 (e)(r)	25,000,000	25,052,303
Woodside Finance Ltd., 4.50%, 11/10/14 (e)	5,000,000	5,362,347
Wyndham Worldwide Corp., 5.75%, 2/1/18	1,000,000	1,003,750
Xerox Corp., 4.25%, 2/15/15	2,000,000	2,147,435
Xstrata Canada Corp., 8.375%, 2/15/11	9,370,000	9,604,573
Yara International ASA, 5.25%, 12/15/14 (e)	5,250,000	5,771,523

Total Corporate Bonds (Cost $2,225,664,754)		2,296,843,335

Municipal Obligations - 8.3%
Alameda California Corridor Transportation Authority Revenue
Bonds, Zero Coupon, 10/1/11	11,000,000	10,576,390
Allegheny County Pennsylvania Hospital Development Authority
Revenue VRDN, 0.26%, 7/15/28 (r)	2,850,000	2,850,000
Boynton Beach Florida Community Redevelopment Agency Tax
Allocation Bonds, 5.10%, 10/1/15	460,000	478,368
Bridgeview Illinois GO Bonds, 4.62%, 12/1/11	490,000	502,951

	Principal
Municipal Obligations - Cont’d	Amount	Value
Burlingame California PO Revenue Bonds, 5.255%, 6/1/11	$1,000,000	$1,016,110
Butler Pennsylvania Redevelopment Authority Tax Allocation Bonds,
5.25%, 12/1/13	680,000	697,048
Calhoun County Alabama Economic Development Council Revenue
VRDN, 0.50%, 4/1/21 (r)	4,100,000	4,100,000
California State Industry Sales Tax Revenue Bonds, 5.00%, 1/1/12	2,900,000	2,974,269
California State Infrastructure & Economic Development Bank
Revenue VRDN, 0.30%, 4/1/42 (r)	13,200,000	13,200,000
California Statewide Communities Development Authority Revenue
Bonds, Zero Coupon, 6/1/13	3,190,000	2,826,627
Canyon Texas Regional Water Authority Revenue Bonds, 5.70%,
8/1/12	165,000	172,842
Chelsea Michigan Economic Development Corp. LO Revenue
VRDN, 0.28%, 10/1/36 (r)	2,000,000	2,000,000
Chesapeake Virginia Hospital Authority Revenue VRDN, 0.26%,
7/1/31 (r)	6,300,000	6,300,000
Colorado State HFA Revenue VRDN:
0.28%, 10/15/16 (r)	1,300,000	1,300,000
0.28%, 10/15/16 (r)	1,300,000	1,300,000
Cook County Illinois School District GO Bonds:
No. 089 Maywood, Zero Coupon, 12/1/12	2,135,000	1,993,748
No. 095 Brookfield, 5.45%, 12/1/11	200,000	208,610
No. 170 Chicago Heights, Zero Coupon, 12/1/12	380,000	354,859
Corte Madera California COPs, 5.447%, 2/1/16	1,130,000	1,177,799
District of Columbia Housing Finance Agency MFH Revenue
VRDN, 0.28%, 11/1/38 (r)	1,300,000	1,300,000
District of Columbia Revenue VRDN:
0.50%, 9/1/23 (r)	1,015,000	1,015,000
0.25%, 4/1/38 (r)	1,000,000	1,000,000
East Baton Rouge Parish Industrial Development Board, Inc.
Revenue VRDN, 0.24%, 8/1/35 (r)	48,000,000	48,000,000
Englewood Colorado MFH Revenue VRDN, 0.27%, 12/1/26 (r)	2,600,000	2,600,000
Escondido California Joint Powers Financing Authority Lease
Revenue Bonds, 5.53%, 9/1/18	1,535,000	1,557,012
Fall Creek Wisconsin School District GO Bonds, 5.91%, 3/1/19	605,000	650,375
Florida State Housing Finance Corp. MFH Revenue VRDN,
0.26%, 10/15/32 (r)	1,500,000	1,500,000
Frisco Texas Economic Development Corp. Sales Tax Revenue Bonds,
5.619%, 2/15/17	1,000,000	1,053,880
Highlands County Florida Health Facilities Authority Revenue VRDN:
0.25%, 11/15/27 (r)	700,000	700,000
0.26%, 11/15/27 (r)	6,000,000	6,000,000
Hillcrest Baptist Church VRDN, 0.33%, 12/1/20 (r)	1,700,000	1,700,000
Hills City Iowa Health Facilities Revenue VRDN, 0.33%, 8/10/35 (r)	3,400,000	3,400,000
Hillsborough County Florida Port District Revenue Bonds,
Zero Coupon:
6/1/11	1,230,000	1,198,918
12/1/11	1,230,000	1,176,397
Illinois State MFH Development Authority Revenue Bonds,
5.662%, 7/1/17	1,690,000	1,785,198
Iron County Wisconsin GO Bonds, 5.26%, 3/1/19	535,000	572,932
La Verne California PO Revenue Bonds, 5.49%, 6/1/11	350,000	358,215

	Principal
Municipal Obligations - Cont’d	Amount	Value
Louisiana Public Facilities Authority Revenue VRDN,
0.27%, 8/1/23 (r)	$2,485,000	$2,485,000
Louisiana State Housing Finance Agency Revenue VRDN,
0.27%, 3/15/37 (r)	2,005,000	2,005,000
Marietta Georgia Housing Authority MFH Revenue VRDN,
0.27%, 7/1/24 (r)	600,000	600,000
Maryland State Health & Higher Educational Facilities Authority
Revenue VRDN, 0.28%, 7/1/34 (r)	1,500,000	1,500,000
Maryland State Transportation Authority Revenue Bonds,
5.164%, 7/1/25	2,250,000	2,458,013
Midpeninsula California Regional Open Space District Financing
Authority Revenue Bonds, 5.15%, 9/1/12	1,075,000	1,106,282
Milpitas California MFH Revenue VRDN, 0.25%, 8/15/33 (r)	360,000	360,000
Mississippi State Business Finance Corp. Revenue VRDN,
0.28%, 3/1/17 (r)	500,000	500,000
Mobile Alabama Industrial Development Board Pollution
Revenue VRDN, 0.30%, 6/1/34 (r)	17,000,000	17,000,000
Montgomery County Maryland Housing Opportunities
Commission Revenue VRDN, 0.24%, 8/1/15 (r)	7,800,000	7,800,000
Montgomery County Pennsylvania Redevelopment Authority
MFH Revenue VRDN:
Forge Gate Apts. Project, 0.24%, 8/15/31 (r)	1,400,000	1,400,000
Kingswood Apts. Project, 0.24%, 8/15/31 (r)	1,300,000	1,300,000
Morehead Kentucky League of Cities Funding Trust Lease
Program Revenue VRDN, 0.31%, 6/1/34 (r)	7,087,500	7,087,500
Nashville & Davidson County Tennessee Water & Sewage
Revenue Bonds, 4.74%, 1/1/15	1,585,000	1,752,297
Nevada State Department of Business & Industry Lease
Revenue Bonds, 5.32%, 6/1/17	935,000	905,772
Nevada State Housing Division Revenue VRDN, 0.27%, 4/15/39 (r)	5,100,000	5,100,000
New Hampshire State Health & Education Facilities Authority
Revenue VRDN, 0.28%, 10/1/38 (r)	2,000,000	2,000,000
New Jersey Economic Development Authority Revenue VRDN,
0.23%, 9/1/31 (r)	2,600,000	2,600,000
New York City Housing Development Corp. MFH Revenue VRDN:
0.27%, 11/1/23 (r)	5,000,000	5,000,000
0.25%, 12/1/35 (r)	200,000	200,000
New York State Dormitory Authority Revenue Bonds, 3.85%,
3/15/11	1,850,000	1,879,729
New York State Housing Finance Agency Revenue VRDN:
0.25%, 5/15/33 (r)	300,000	300,000
0.25%, 5/15/34 (r)	3,800,000	3,800,000
0.30%, 5/15/36 (r)	2,700,000	2,700,000
0.28%, 5/15/37 (r)	9,100,000	9,100,000
New York State Urban Development Corp. Revenue Bonds,
4.38%, 12/15/11	2,300,000	2,371,093
Northwest Washington Open Access Network Revenue Bonds,
6.39%, 12/1/10	935,000	942,779
Oakland California PO Revenue Bonds, Zero Coupon, 12/15/10	2,000,000	1,993,140
Oakland California Redevelopment Agency Tax Allocation Bonds:
5.268%, 9/1/11	2,860,000	2,936,562
5.252%, 9/1/16	1,495,000	1,517,051
5.263%, 9/1/16	1,920,000	1,938,816

	Principal
Municipal Obligations - Cont’d	Amount	Value
Oakland City California PO Revenue Bonds, Zero Coupon,
12/15/12	$1,680,000	$1,580,628
Orange County California PO Revenue Bonds, Zero Coupon,
9/1/11	6,100,000	6,018,565
Oregon State School Boards Association GO Bonds, Zero Coupon,
6/30/12	2,000,000	1,938,080
Osprey Property Co., LLC VRDN, 0.28%, 6/1/27 (r)	1,000,000	1,000,000
Palm Springs California Community Redevelopment Agency
Tax Allocation Bonds, 5.59%, 9/1/17	1,020,000	1,042,787
Pittsburg California Redevelopment Agency Tax Allocation Bonds,
5.115%, 8/1/16	1,285,000	1,241,220
Placer County California Redevelopment Agency Tax Allocation
Bonds, 5.75%, 8/1/15	530,000	555,832
Rhode Island State Student Loan Authority Revenue VRDN, 0.25%,
6/1/48 (r)	2,600,000	2,600,000
Richfield Minnesota MFH Revenue VRDN, 0.29%, 3/1/34 (r)	4,900,000	4,900,000
Riverside California Public Financing Authority Tax Allocation
Bonds, 5.24%, 8/1/17	1,405,000	1,385,358
Roseville California Redevelopment Agency Tax Allocation Bonds,
5.31%, 9/1/13	315,000	323,250
San Diego California Redevelopment Agency Tax Allocation
Bonds, 5.66%, 9/1/16	1,035,000	1,058,401
Santa Fe Springs California Community Development Commission
Tax Allocation Bonds, 5.18%, 9/1/11	425,000	426,407
Shawano-Gresham Wisconsin School District GO Bonds,
5.75%, 3/1/11	105,000	107,150
Shorewood Wisconsin School District GO Bonds, 5.30%, 4/1/16	270,000	293,814
South Bend County Indiana Economic Development Income
Tax Revenue Bonds, 5.20%, 2/1/14	1,145,000	1,270,549
South Dakota State Housing Development Authority Revenue
VRDN, 0.26%, 1/1/44 (r)	1,500,000	1,500,000
St. Louis Park Minnesota MFH Revenue VRDN, 0.29%, 8/1/34 (r)	1,000,000	1,000,000
St. Paul Minnesota Sales Tax Revenue Bonds, 5.30%, 11/1/12	1,350,000	1,441,584
Stanislaus County California Revenue Bonds, 7.15%, 8/15/13	300,000	316,149
Tarrant County Texas Industrial Development Corp. Revenue
VRDN, 0.41%, 9/1/27 (r)	3,680,000	3,680,000
Texas State Transportation Commission Revenue Bonds, 5.028%,
4/1/26	1,000,000	1,090,480
Tift County Georgia IDA Revenue VRDN, 0.28%, 2/1/28 (r)	5,000,000	5,000,000
Virginia State Housing Development Authority Revenue Bonds,
4.68%, 8/1/14	10,090,000	10,772,387
Wisconsin Health & Educational Facilities Authority Revenue
VRDN, 0.25%, 4/1/35 (r)	14,050,000	14,050,000
Ypsilanti Michigan GO Bonds, 5.55%, 5/1/12	335,000	348,336

Total Municipal Obligations (Cost $284,195,879)		287,177,559

U.S. Government Agencies	Principal
and Instrumentalities - 13.0%	Amount	Value
AgFirst FCB:
8.393% to 12/15/11, floating rate thereafter to 12/15/16 (r)	$18,445,000	$17,937,763
6.585% to 6/15/12, floating rate thereafter to 6/29/49 (b)(e)(r)	5,000,000	3,450,000
COP I LLC:
3.613%, 12/5/21	4,476,316	4,843,083
3.65%, 12/5/21	6,333,021	6,583,089
Federal Home Loan Bank Discount Notes, 10/1/10	336,000,000	336,000,000
New Valley Generation I, 7.299%, 3/15/19	2,645,739	3,262,303
New Valley Generation II, 5.572%, 5/1/20	3,580,253	3,934,884
New Valley Generation V, 4.929%, 1/15/21	3,683,592	4,118,748
Overseas Private Investment Corp.:
7.45%, 12/15/10	103,409	104,770
0.22%, 8/15/17 (b)(r)	1,800,000	1,800,000
Premier Aircraft Leasing EXIM 1 Ltd.:
3.576%, 2/6/22	7,436,518	7,795,478
3.547%, 4/10/22	12,761,509	13,327,610
Private Export Funding Corp., 3.05%, 10/15/14	10,000,000	10,691,700
Tennessee Valley Authority, 4.375%, 6/15/15	11,920,000	13,435,068
Tunisia Government AID Bonds, Guaranteed by the United States
Agency of International Development, 9.375%, 8/1/16	449,999	537,992
US AgBank FCB, 6.11% to 7/10/12, floating rate thereafter
to 12/31/49 (e)(r)	7,910,000	5,912,725
Vessel Management Services, Inc.:
5.85%, 5/1/27	8,929,000	10,352,372
5.125%, 4/16/35	5,880,000	6,638,402

Total U.S. Government Agencies and Instrumentalities
(Cost $443,247,289)		450,725,987

U.S. Government Agency
Mortgage-Backed Securities - 0.0%
Government National Mortgage Association:
5.50%, 1/16/32	2,235,128	158,946
5.50%, 5/20/32 (b)	2,016,704	98,986

Total U.S. Government Agency Mortgage-Backed
Securities (Cost $596,813)		257,932

	Principal
U.S. Treasury - 1.7%	Amount	Value
United States Treasury Bonds:
4.375%, 5/15/40	$16,811,000	$18,880,853
3.875%, 8/15/40	2,450,000	2,533,070
United States Treasury Notes:
0.75%, 9/15/13	7,560,000	7,584,806
1.25%, 8/31/15	5,940,000	5,938,144
1.25%, 9/30/15	3,980,000	3,973,781
2.625%, 8/15/20	19,217,000	19,397,160

Total U.S. Treasury (Cost $57,398,245)		58,307,814

Sovereign Government Bonds - 0.6%
Province of Ontario Canada, 0.789%, 5/22/12 (r)	20,625,000	20,643,263

Total Sovereign Government Bonds (Cost $20,625,000)		20,643,263

Equity Securities - 0.2%	Shares
Citigroup Capital XIII, Preferred*	40,000	1,000,000
CNO Financial Group, Inc.*	98,632	546,421
Woodbourne Capital:
Trust I, Preferred (b)(e)	2,125,000	1,423,750
Trust II, Preferred (b)(e)	2,125,000	1,423,750
Trust III, Preferred (b)(e)	3,125,000	2,093,750
Trust IV, Preferred (b)(e)	3,125,000	2,093,750

Total Equity Securities (Cost $8,730,476)		8,581,421

TOTAL INVESTMENTS (Cost $3,284,989,238) - 97.3%		3,368,027,265
Other assets and liabilities, net - 2.7%		94,033,151
Net Assets - 100%		$3,462,060,416

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 120,326,080 shares outstanding		$1,933,662,396
Class C: 20,380,733 shares outstanding		326,800,677
Class I: 3,552,511 shares outstanding		57,014,739
Class Y: 63,281,658 shares outstanding		1,045,447,930
Undistributed net investment income (loss)		(1,185,877)
Accumulated net realized gain (loss) on investments		21,633,719
Net unrealized appreciation (depreciation) on investments		78,686,832

Net Assets		$3,462,060,416

Net Asset Value Per Share
Class A (based on net assets of $2,002,448,546)		$16.64
Class C (based on net assets of $337,866,160)		$16.58
Class I (based on net assets of $59,348,301)		$16.71
Class Y (based on net assets of $1,062,397,409)		$16.79

			Underlying	Unrealized
	# of	Expiration	Face Amount	Appreciation
Futures	Contracts	Date	at Value	(Depreciation)
Purchased:
30 Year U.S. Treasury Bonds	1,964	12/10	$262,623,625	$1,643,340

Sold:
2 Year U.S. Treasury Notes	5,560	12/10	$1,220,333,131	($2,012,242)
5 Year U.S. Treasury Notes	4,685	12/10	566,262,776	(3,263,022)
10 Year U.S. Treasury Notes	531	12/10	66,930,891	(719,271)
Total Sold				($5,994,535)

See notes to financial statements.

(b)      This security was valued by the Board of Trustees. See Note A.

(e)      Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(m)     The Illinois Insurance Department prohibited Lumbermens from making interest payments. This security is no longer accruing interest.

(n)      The Illinois Insurance Department prohibited Lumbermens from making interest payments. This TIERS security is based on interest payments from Lumbermens. This security is no longer accruing interest.

(p)      The State of New York Insurance Department has prohibited Atlantic Mutual Insurance Co. from making interest payments. This security is no longer accruing interest.

(r)      The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(u)      This security is no longer accruing interest.

(w)     Security is in default and is no longer accruing interest.

(x)      Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007.  This security is no longer accruing interest.

(y)      The government of Iceland took control of Glitnir Banki HF and Kaupthing Bank HF (the “Banks”) on October 8, 2008 and October 9, 2008, respectively. The government has prohibited the Banks from paying any claims owed to foreign entities. These securities are no longer accruing interest.

(ii)      General Motors filed for Chapter 11 bankruptcy on June 1, 2009. This security is no longer accruing interest.

* Non-income producing security.

Abbreviations:

COPs: Certificates of Participation

FCB: Farm Credit Bank

FSB: Federal Savings Bank

GO: General Obligation

HFA: Housing Finance Authority

IDA: Industrial Development Authority

LLC: Limited Liability Corporation

LO: Limited Obligation

LP: Limited Partnership

MFH: Multi-Family Housing

PO: Pension Obligation

REIT: Real Estate Investment Trust

ULC: Unlimited Liability Corporation

VRDN: Variable Rate Demand Notes

See notes to financial statements.

Statement of Operations

year ended september 30, 2010

Net Investment Income
Investment Income:
Interest income	$101,016,951
Dividend income	165,651
Total investment income	101,182,602

Expenses:
Investment advisory fee	9,060,977
Administrative fees	8,075,093
Transfer agency fees and expenses	5,517,053
Distribution Plan expenses:
Class A	5,311,208
Class C	2,893,553
Trustees’ fees and expenses	128,518
Custodian fees	276,035
Registration fees	85,400
Reports to shareholders	752,703
Professional fees	67,090
Accounting fees	315,489
Miscellaneous	78,924
Total expenses	32,562,043
Reimbursement from Advisor:
Class A	(1,308,562)
Fees paid indirectly	(8,694)
Net expenses	31,244,787

Net Investment Income	69,937,815

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	74,462,312
Futures	(46,578,893)
27,883,419

Change in unrealized appreciation (depreciation) on:
Investments	40,730,110
Futures	(1,774,761)
38,955,349

Net Realized and Unrealized Gain
(Loss)	66,838,768

Increase (Decrease) in Net Assets
Resulting From Operations	$136,776,583

See notes to financial statements.

Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2010	2009
Operations:
Net investment income	$69,937,815	$51,923,574
Net realized gain (loss)	27,883,419	19,890,751
Change in unrealized appreciation (depreciation)	38,955,349	81,789,396

Increase (Decrease) in Net Assets
Resulting From Operations	136,776,583	153,603,721

Distributions to shareholders from:
Net investment income:
Class A shares	(50,841,178)	(42,758,016)
Class C shares	(4,819,780)	(3,050,307)
Class I shares	(1,390,470)	(316,543)
Class Y shares	(9,600,945)	(2,104,518)
Net realized gain:
Class A shares	(25,667,341)	(10,036,888)
Class C shares	(3,427,548)	(784,173)
Class I shares	(608,217)	(14,844)
ClassY shares	(2,269,326)	(273,909)
Total distributions	(98,624,805)	(59,339,198)

Capital share transactions:
Shares sold:
Class A shares	1,750,468,710	1,076,211,475
Class C shares	172,515,257	143,059,458
Class I shares	48,004,269	25,934,428
Class Y shares	1,046,422,544	154,780,987
Reinvestment of distributions:
Class A shares	63,089,910	45,012,373
Class C shares	4,456,409	1,967,296
Class I shares	1,969,169	331,387
Class Y shares	6,580,437	2,317,413
Redemption fees:
Class A shares	117,240	144,103
Class C shares	4,978	3,609
Class I shares	231	208
Class Y shares	27,570	14,989
Shares redeemed:
Class A shares	(1,592,581,449)	(724,544,292)
Class C shares	(62,242,634)	(27,659,632)
Class I shares	(19,187,534)	(749,438)
ClassY shares	(150,869,284)	(45,590,851)
Total capital share transactions	1,268,775,823	651,233,513

Total Increase (Decrease) in Net Assets	1,306,927,601	745,498,036

See notes to financial statements.

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets - (Cont’d)
	Year Ended	Year Ended
	September 30,	September 30,
Net Assets	2010	2009
Beginning of year	2,155,132,815	1,409,634,779
End of year (including distributions in excess of net
investment income and undistributed net investment
income of $1,185,877 and $147,583, respectively)	$3,462,060,416	$2,155,132,815

Capital Share Activity
Shares sold:
Class A shares	106,435,139	68,627,385
Class C shares	10,539,144	9,118,990
Class I shares	2,901,160	1,628,099
Class Y shares	62,975,873	9,735,209
Reinvestment of distributions:
Class A shares	3,849,255	2,911,395
Class C shares	273,145	127,377
Class I shares	119,678	20,725
Class Y shares	398,467	146,776
Shares redeemed:
Class A shares	(96,697,876)	(46,610,379)
Class C shares	(3,797,564)	(1,778,860)
Class I shares	(1,165,179)	(47,470)
Class Y shares	(9,079,124)	(2,872,264)
Total capital share activity	76,752,118	41,006,983

See notes to financial statements.

Notes to Financial Statements

Note A –– Significant Accounting Policies

General: The Calvert Short Duration Income Fund (the “Fund”), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. The Fund currently offers four classes of shares of beneficial interest. Class A shares are sold with a maximum front-end sales charge of 2.75%. Class C shares are sold without a front-end sales change and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class C shares have a higher expense ratio than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Municipal securities are valued utilizing a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund’s net asset value is determined, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At September 30, 2010, securities valued at $145,083,980 or 4.2% of net assets were fair valued under the direction of the Board of Trustees.

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period.  For additional information on the Fund’s policy regarding valuation of investments, please refer to the Fund’s most recent prospectus.

The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2010:

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity securities	$1,546,421	-	$7,035,000	$8,581,421
Asset backed securities	-	$147,548,750	-	147,548,750
Collateralized mortgage-backed obligations	-	67,754,309	-	67,754,309
Commercial mortgage-backed securities	-	30,186,895	-	30,186,895
Corporate debt	-	2,245,235,412	51,607,923	2,296,843,335
Municipal obligations	-	287,177,559	-	287,177,559
U.S. government obligations	-	507,491,733	1,800,000	509,291,733
Other debt obligations	-	20,643,263	-	20,643,263
TOTAL	$1,546,421	$3,306,037,921	$60,442,923**	$3,368,027,265
Other financial instruments*	($4,351,195)	-	-	($4,351,195)

* Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

** Level 3 securities represent 1.7% of net assets.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations.  The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives.  The Fund may use futures contracts to hedge against changes in the value of interest rates. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date.  Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract.  While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission.  Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default.  As a result, there is minimal counterparty credit risk to the Fund.

Short Sales: The Fund may use a hedging technique that involves short sales of U.S. Treasury securities for the purposes of managing the duration of the Fund. Any short sales are “covered” with an equivalent amount of high quality, liquid securities.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See the Statement of Net Assets footnotes on page 31.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates  on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is paid to the Class of the Fund from which the redemption is made, and  is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Fund’s cash on deposit with the bank. These credits are used to reduce the Fund’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”.  ASU 2010-06 will require reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures.  The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010.  At this time, management is evaluating the implications of ASU No. 2010-06 disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures and its impact on the financial statements has not been determined.

Note B — Related Party Transactions

Calvert Asset Management Company, Inc. (the “Advisor”) is wholly-owned by Calvert Group, Ltd. (“Calvert”), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, based on the following annual rates of average net assets: .35% on the first $750 million, .325% next $750 million, and .30% over $1.5 billion. Under the terms of the agreement, $893,921 was payable at year end. In addition, $487,814 was payable at year end for operating expenses paid by the Advisor during September 2010.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2011. The contractual expense cap is 1.08% for Class A, .75% for Class I, and .95% for Class Y.  For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent that any expense offset credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly. Class A, Class C and Class Y shares pay an annual rate of .30% on the first $1.5 billion and .275% over $1.5 billion of the combined assets of all classes of the Fund. Class I shares pay an annual rate of .10%, based on their average daily net assets. Under the terms of the agreement, $798,817 was payable at year end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A and Class C shares, allow the Fund to pay the Distributor for expenses and services associated with the distribution of shares. The expenses paid may not exceed .50% and 1.00% annually of the Fund’s average daily net assets of Class A and Class C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .25% and 1.00% of the Fund’s average daily net assets of Class A and Class C, respectively. Class I and Y shares do not have Distribution Plan expenses. Under the terms of the agreement, $702,980 was payable at year end.

The Distributor received $246,280 as its portion of the commissions charged on sales of the Fund’s Class A shares for the year ended September 30, 2010.

Calvert Shareholder Services, Inc. (“CSSI”), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $597,754 for the year ended September 30, 2010. Under the terms of the agreement, $70,850 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an an employee of the Advisor or its affiliates receives an annual fee of $45,000 ($32,000 prior to April 1, 2010) plus up to $2,000 ($1,500 prior to April 1, 2010) for each Board and Committee meeting attended. The Board chair and Committee chairs each receive an additional $5,000 annual retainer. Trustee’s fees are allocated to each of the funds served.

Note C — Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term and U.S. government securities, were $3,019,707,696 and $2,128,088,807, respectively. U.S. government security purchases and sales were $2,965,282,191 and $3,023,108,354, respectively.

The Fund intends to elect to defer net capital losses of $6,599,090 incurred from November 1, 2009 through September 30, 2010 and treat them as arising in the fiscal year ending September 30, 2011.

The tax character of dividends and distributions paid during the years ended September 30, 2010 and September 30, 2009 were as follows:

Distributions paid from:	2010	2009
Ordinary income	$98,624,805	$59,339,198
Long term capital gain	-	-
Total	$98,624,805	$59,339,198

As of September 30, 2010, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$112,071,732
Unrealized (depreciation)	(31,500,873)
Net unrealized appreciation/(depreciation)	$80,570,859
Undistributed ordinary income	$25,266,517
Federal income tax cost of investments	$3,287,456,406

The differences between the components of distributable earnings  on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These book-tax differences are mainly due to wash sales, Section 1256 contracts, straddles, deferral of post October losses, interest defaults, and passive foreign investment companies.

Reclassifications, as shown in the table below, have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Fund are due to asset-backed securities and tax-exempt income.

Accumulated undistributed net investment income	($4,618,902)
Accumulated net realized gain (loss)	4,480,164
Paid-in capital	138,738

The Fund may sell or purchase securities to and from other funds managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2010, such purchase and sales transactions were $407,990,107 and $247,456,200, respectively.  The Fund realized a gain of $257,904 on the sales transactions.

Note D — Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under this committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2010. For the year ended September 30, 2010, borrowings by the Fund under the Agreement were as follows:

	Weighted		Month of
Average	Average	Maximum	Maximum
Daily	Interest	Amount	Amount
Balance	Rate	Borrowed	Borrowed
$147,388	1.50%	$13,361,365	August 2010

Note E — Subsequent Events

In preparing the financial statements as of September 30, 2010, no subsequent events or transactions occurred that would have materially impacted the financial statements as presented.

financial highlights

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2010	2009 (z)	2008 (z)
Net asset value, beginning	$16.48	$15.70	$16.17
Income from investment operations:
Net investment income	.42	.52	.71
Net realized and unrealized gain (loss)	.37	.88	(.36)
Total from investment operations	.79	1.40	.35
Distributions from:
Net investment income	(.40)	(.49)	(.70)
Net realized gain	(.23)	(.13)	(.12)
Total distributions	(.63)	(.62)	(.82)
Total increase (decrease) in net asset value	.16	.78	(.47)
Net asset value, ending	$16.64	$16.48	$15.70

Total return*	4.90%	9.27%	2.13%
Ratios to average net assets: A
Net investment income	2.53%	3.34%	4.47%
Total expenses	1.14%	1.19%	1.17%
Expenses before offsets	1.08%	1.09%	1.08%
Net expenses	1.08%	1.08%	1.08%
Portfolio turnover	226%	359%	495%
Net assets, ending (in thousands)	$2,002,449	$1,758,619	$1,284,673

	Years Ended
	September 30,	September 30,
Class A Shares	2007 (z)	2006 (z)
Net asset value, beginning	$16.11	$16.13
Income from investment operations:
Net investment income	.73	.65
Net realized and unrealized gain (loss)	.13	.11
Total from investment operations	.86	.76
Distributions from:
Net investment income	(.71)	(.64)
Net realized gain	(.09)	(.14)
Total distributions	(.80)	(.78)
Total increase (decrease) in net asset value	.06	(.02)
Net asset value, ending	$16.17	$16.11

Total return*	5.47%	4.86%
Ratios to average net assets: A
Net investment income	4.54%	4.12%
Total expenses	1.22%	1.19%
Expenses before offsets	1.09%	1.09%
Net expenses	1.08%	1.08%
Portfolio turnover	533%	524%
Net assets, ending (in thousands)	$604,790	$390,947

See notes to financial highlights.

Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2010	2009 (z)	2008 (z)
Net asset value, beginning	$16.41	$15.64	$16.11
Income from investment operations:
Net investment income	.29	.39	.58
Net realized and unrealized gain (loss)	.38	.88	(.36)
Total from investment operations	.67	1.27	.22
Distributions from:
Net investment income	(.27)	(.37)	(.57)
Net realized gain	(.23)	(.13)	(.12)
Total distributions	(.50)	(.50)	(.69)
Total increase (decrease) in net asset value	.17	.77	(.47)
Net asset value, ending	$16.58	$16.41	$15.64
Total return*	4.18%	8.37%	1.35%
Ratios to average net assets: A
Net investment income	1.79%	2.51%	3.70%
Total expenses	1.80%	1.86%	1.88%
Expenses before offsets	1.80%	1.86%	1.88%
Net expenses	1.80%	1.85%	1.87%
Portfolio turnover	226%	359%	495%
Net assets, ending (in thousands)	$337,866	$219,342	$92,235

	Years Ended
	September 30,	September 30,
Class C Shares	2007 (z)	2006 (z)
Net asset value, beginning	$16.06	$16.08
Income from investment operations:
Net investment income	.59	.52
Net realized and unrealized gain (loss)	.13	.11
Total from investment operations	.72	.63
Distributions from:
Net investment income	(.58)	(.51)
Net realized gain	(.09)	(.14)
Total distributions	(.67)	(.65)
Total increase (decrease) in net asset value	.05	(.02)
Net asset value, ending	$16.11	$16.06

Total return*	4.59%	4.05%
Ratios to average net assets: A
Net investment income	3.72%	3.28%
Total expenses	1.90%	1.92%
Expenses before offsets	1.90%	1.92%
Net expenses	1.89%	1.91%
Portfolio turnover	533%	524%
Net assets, ending (in thousands)	$49,984	$39,612

See notes to financial highlights.

Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2010	2009 (z)	2008 (z)
Net asset value, beginning	$16.53	$15.74	$16.19
Income from investment operations:
Net investment income	.50	.57	.67
Net realized and unrealized gain (loss)	.39	.89	(.27)
Total from investment operations	.89	1.46	.40
Distributions from:
Net investment income	(.48)	(.54)	(.73)
Net realized gain	(.23)	(.13)	(.12)
Total distributions	(.71)	(.67)	(.85)
Total increase (decrease) in net asset value	.18	.79	(.45)
Net asset value, ending	$16.71	$16.53	$15.74
Total return*	5.53%	9.68%	2.49%
Ratios to average net assets: A
Net investment income	3.07%	3.39%	4.58%
Total expenses	.51%	.62%	2.64%
Expenses before offsets	.51%	.62%	.75%
Net expenses	.51%	.61%	.75%
Portfolio turnover	226%	359%	495%
Net assets, ending (in thousands)	$59,348	$28,045	$1,503

		Periods Ended
	September 30,	September 30,	November 7,
Class I Shares	2007 (z)	2006 (y)(z)	2005 (x)
Net asset value, beginning	$16.13	$16.04	$16.12
Income from investment operations:
Net investment income	.79	.33	.06
Net realized and unrealized gain (loss)	.12	.12	(.04)
Total from investment operations	.91	.45	.02
Distributions from:
Net investment income	(.76)	(.36)	(.05)
Net realized gain	(.09)	—	—
Total distributions	(.85)	(.36)	(.05)
Total increase (decrease) in net asset value	.06	.09	(.03)
Net asset value, ending	$16.19	$16.13	$16.09

Total return*	5.78%	2.84%	.13%
Ratios to average net assets: A
Net investment income	4.91%	4.73% (a)	3.65% (a)
Total expenses	6.11%	.63% (a)	.81% (a)
Expenses before offsets	.76%	.62% (a)	.81% (a)
Net expenses	.75%	.61% (a)	.79% (a)
Portfolio turnover	533%	209%	293%
Net assets, ending (in thousands)	$282	$82	$0

See notes to financial highlights.

Financial Highlights

		Periods Ended
	September 30,	September 30,	September 30,
Class Y Shares	2010	2009 (z)	2008 (z)ˆ
Net asset value, beginning	$16.59	$15.80	$16.19
Income from investment operations:
Net investment income	.43	.50	.31
Net realized and unrealized gain (loss)	.42	.92	(.40)
Total from investment operations	.85	1.42	(.09)
Distributions from:
Net investment income	(.42)	(.50)	(.30)
Net realized gain	(.23)	(.13)	—
Total distributions	(.65)	(.63)	(.30)
Total increase (decrease) in net asset value	.20	.79	(.39)
Net asset value, ending	$16.79	$16.59	$15.80
Total return*	5.24%	9.35%	(.58%)
Ratios to average net assets: A
Net investment income	2.72%	3.14%	4.00% (a)
Total expenses	.80%	.88%	1.13% (a)
Expenses before offsets	.80%	.88%	.93% (a)
Net expenses	.80%	.87%	.93% (a)
Portfolio turnover	226%	359%	215%
Net assets, ending (in thousands)	$1,062,397	$149,126	$31,224

A        Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a)      Annualized.

(x)     The last remaining shareholder in Class I redeemed on November 7, 2005.

(y)     Class I resumed upon shareholder investment on April 21, 2006.

(z)     Per share figures are calculated using the Average Share Method.

*       Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

^       From February 29, 2008, inception.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period.  Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet.  It lists the value of what the fund owns, is due and owes on the last day of the reporting period.  The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received.  The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid.  The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period.  The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding.  This statement is accompanied by a Schedule of Investments.  Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period.  The Statement of Net Assets includes a Schedule of Investments.  Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets.  Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets.  Paid in Capital is the money invested by shareholders and represents the bulk of net assets.  Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date.  Accumulated Realized Losses will appear as negative balances.  Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date -values.

Statement of Operations

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund.  Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund.  Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports.  Expense offsets (fees paid indirectly) are also shown.  Credits earned from offset arrangements are used to reduce the fund’s expenses.  This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods.  Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations.  The Distribution section shows the dividend and capital gain distributions made to shareholders.  The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes.  The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed.  The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods.  The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period.  Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value.  Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment.  Total distributions include distributions from net investment income and net realized gains.  Long-term gains are earned on securities held in the fund more than one year.  Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes.  The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets.  These expenses directly reduce returns to shareholders.  Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund.  Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information.  The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745,  by visiting the Calvert website at www.calvert.com;  or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustee and Officer Information Table

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT TRUSTEES
RICHARD L. BAIRD, JR. AGE: 62	Trustee	1976	President and CEO of Adagio Health Inc. in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	29	None
DOUGLAS E. FELDMAN, M.D. AGE: 62	Trustee	1982	Partner of The Feldman ENT Group in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	12	None
JOHN G. GUFFEY, JR. AGE: 62	Trustee	1976	Treasurer and Director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003) and President of Aurora Press Inc., a privately held publisher of trade paperbacks.	29	• Ariel Funds (3) • Calvert Social Investment Foundation • Calvert Ventures, LLC

M. CHARITO KRUVANT AGE: 64	Trustee	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	34	• Acacia Federal Savings Bank • Summit Foundation • WETA Public Broadcasting
ANTHONY A. WILLIAMS AGE: 59	Trustee	2010	Executive Director of Global Government Practice at the Corporate Executive Board (since Jan. 2010); William H. Bloomberg Lecturer in Public Management at the Harvard Kennedy School (since 2009); Director of State and Municipal Practice at Arent Fox LLP (since 2009); Chief Executive Officer of Primum Public Realty Trust (20072008); Mayor of Washington D.C. (1999-2007).	13	• Freddie Mac • Meruelo Maddux Properties, Inc. • Weston Solutions, Inc. • Bipartisan Debt Reduction Task Force • Chesapeake Bay Foundation • Catholic University of America • Urban Institute
INTERESTED TRUSTEES
BARBARA J. KRUMSIEK AGE: 58	Trustee & President	1997	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	51	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (Chair)
D. WAYNE SILBY, Esq. AGE: 62	Trustee & Chair	1976	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003).	29	• UNIFI Mutual Holding Company • Calvert Social Investment Foundation • Giving Assets, Inc. • Studio School Fund • Syntao.com China • The ICE Organization
OFFICERS
KAREN BECKER AGE: 57	Chief Compliance Officer	2005	Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Asset Management Company, Inc.
SUSAN WALKER BENDER, Esq. AGE: 51	Assistant Vice President & Assistant Secretary	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.

JENNIFER BERG AGE: 36	Assistant Fund Controller	2009	Fund Administration Manager of Calvert Group Ltd.
THOMAS DAILEY AGE: 46	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 42	Assistant Vice President & Assistant Secretary	1996	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Group, Ltd., and Chief Compliance Officer for Calvert Asset Management Company, Inc. and Calvert Distributors, Inc.
PATRICK FAUL AGE: 45	Vice President	2010

Vice President of Calvert Asset Management Company, Inc. (“CAMCO”) since 2008, and Head of Credit Research for CAMCO since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008) for CAMCO.

TRACI L. GOLDT AGE: 36	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 60	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 45	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, ESQ. AGE: 40	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 53	Assistant Secretary	2007	Assistant Secretary and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 47	Assistant Vice President & Assistant Secretary	2007	Assistant Vice President, Assistant Secretary, and Assistant Counsel Compliance of Calvert Group, Ltd.
JANE B. MAXWELL Esq. AGE: 58	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary & Assistant General Counsel of of Calvert Group, Ltd.
ANDREW K. NIEBLER, Esq. AGE: 43	Assistant Vice President & Assistant Secretary	2006

Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2006, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton LLP.

CATHERINE P. ROY AGE: 54	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc. and Chief Investment Officer – Fixed Income.

WILLIAM M. TARTIKOFF, Esq. AGE: 63	Vice President & Secretary	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 42	Vice President	2008

Senior Vice President of Calvert Asset Management Company, Inc., and Chief Investment Officer -Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER, CPA AGE: 58	Treasurer	1979 (CTFR 1980)	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 49	Fund Controller	1999	Vice President of Calvert Administrative Services Company.

The address of Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby’s address is 1715 18th Street, N.W., Washington, DC  20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s advisor and certain affiliates.  Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund’s advisor.

Additional information about the Fund’s Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

 To Open an Account

800-368-2748

Yields and Prices

Calvert Information Network

(24 hours, 7 days a week)

800-368-2745

Service for Existing Account

Shareholders: 800-368-2745

Brokers: 800-368-2746

TDD for Hearing Impaired

800-541-1524

Branch Office

4550 Montgomery Avenue

Suite 1000 North

Bethesda, Maryland 20814

Registered, Certified

or Overnight Mail

Calvert Group

c/o BFDS,

330 West 9th Street

Kansas City, MO 64105

Web Site

www.calvert.com

Principal Underwriter

Calvert Distributors, Inc.

4550 Montgomery Avenue

Suite 1000 North

Bethesda, Maryland 20814

Calvert Short

Duration Income fund

Calvert’s

Family of Funds

Tax-Exempt Money
Market Funds

CTFR Money Market Portfolio

Taxable Money Market Funds

First Government Money Market Fund

CSIF Money Market Portfolio

Municipal Funds

Calvert Tax-Free Bond Fund

Taxable Bond Funds

CSIF Bond Portfolio

Income Fund

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Long-Term Income Fund

Ultra-Short Income Fund

Government Fund

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High Yield Bond Fund

Equity Funds

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CSIF Equity Portfolio

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Calvert Large Cap Value Fund

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Capital Accumulation Fund

CWV International Equity Fund

New Vision Small Cap Fund

Small Cap Value Fund

Mid Cap Value Fund

Global Alternative Energy Fund

Global Water Fund

International Opportunities Fund

Balanced and Asset

Allocation Funds

CSIF Balanced Portfolio

Calvert Conservative Allocation Fund

Calvert Moderate Allocation Fund

Calvert Aggressive Allocation Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

Calvert Long-Term

Income Fund

Annual Report

September 30, 2010

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TABLE
OF CONTENTS

4         President’s Letter

7         Portfolio Management Discussion

11       Shareholder Expense Example

13       Report of Independent Registered Public Accounting Firm

14       Schedule of Investments

22       Statement of Assets and Liabilities

23       Statement of Operations

24       Statements of Changes in Net Assets

25       Notes to Financial Statements

32       Financial Highlights

34       Explanation of Financial Tables

36       Proxy Voting

36       Availability of Quarterly Portfolio Holdings

38       Trustee and Officer Information Table

Dear Shareholder:

Over the 12-month reporting period, the U.S. financial markets and economy continued to recover from the “Great Recession” in fits and starts. Mixed economic data painted an uncertain—and sometimes contradictory—picture about improvements in the U.S. labor market, housing trends, business strength, and consumer confidence and spending.

In the winter of 2009-2010, encouraged by signs that U.S. economic and stimulus policies  appeared to be working, investors became less risk averse, pouring money into  higher-yielding areas of the bond market as well as stocks. In the spring, however, investor sentiment took an abrupt turn as confidence in the pace of global economic recovery waned and new European sovereign debt worries emerged.

On the home front, the devastating April 20 Gulf of Mexico oil spill—followed by the May 6 “flash crash” in the stock market—also contributed to investor pessimism. The demand for Treasuries and other more conservative asset classes once again gained momentum. Asset inflows into bond funds reached $152 billion for the first half of 2010, according to Lipper data, versus inflows of $24 billion into equity funds.

While fears of a double-dip recession and deflation appear to have receded with September’s surge in stock prices and an uptick in consumer spending, a number of macroeconomic concerns continue to weigh on the markets. These include uncertainty over tax reform and U.S. financial regulations, high levels of national, state, and local government debt, and global currency issues. Against this backdrop, it’s likely that economic recovery will continue to move slowly and unevenly ahead, with continued market volatility.

Bond Investments Continue to Reward Investors

Fixed-income investment returns were strong overall for the 12-month period. The best-performing fixed-income market sectors were high-yield and investment-grade corporate bonds.

The Barclays Capital U.S. Credit Index, a market barometer for investment-grade corporate bonds, was up 11.67% for the 12-month period versus 10.16% for the Standard & Poor’s 500 Index of large-cap stocks. Once again, high-yield bonds led results, with the BofA Merrill Lynch High Yield Master II Index up 18.51%. Money-market returns remained low but were positive, reflecting the Federal Reserve’s continued target of 0% to 0.25% for the federal funds rate.

Our Fund Strategies

With short-term interest rates at historically low levels, we believe that interest-rate risk is significant. As a result, our portfolios have been conservatively positioned with shorter-than-benchmark durations for some time to help minimize losses should interest rates rise over time. (Duration measures a portfolio’s sensitivity to changes in interest rates. Generally, the longer the duration, the greater the change in price for a given change in interest rates.) This is not just in anticipation of higher interest rates in the future, but is also based on our assessment of the risk/reward tradeoff in the current market.  Because of our conservative approach, some of our fixed-income strategies have struggled somewhat against their benchmarks as interest rates have dropped, while some of their industry peers have benefitted.

As asset flows into fixed-income funds  continue to eclipse those for U.S. stock  funds—a trend that has been in place for a couple years—many analysts worry about a “bond market bubble.” In our view, there may be some signs of an unsustainable bubble forming in the bond market. This is particularly true in the Treasury market, where investor demand has helped push yields to record lows. This is certainly a factor that our bond fund portfolio managers consider when designing risk management strategies.

Recovery Muted But on Track

In late September, the National Bureau of Economic Research declared that the “Great Recession” ended in June 2009.  This was reassuring news, although skepticism remains as a result of the fragile pace of economic recovery. We expect the recovery to continue at a muted pace, with slower gross domestic product growth than we have seen in past recoveries. Central banks around the world are maintaining extremely accommodative monetary policies, which has generally kept interest rates very low by historical standards.

Looking ahead, we believe that the coming months will be a time of repair and restructuring in the economy and markets. While a constrained housing market, high unemployment, and lack of consumer spending may continue to place a drag on growth, the Federal Reserve has indicated it will continue its expansionary monetary policy to support the economy during this critical juncture.

Financial Reform Underway

Looking ahead, long-awaited financial reform is under way with Congressional passage of the largest financial reform bill since the Great Depression. The legislation seeks to address inadequate regulation of Wall Street firms and the type of unrestrained environment that led to the credit crisis of 2008 and the ensuing global market meltdown.

As the Obama administration and Congress work to implement key financial reforms, we believe that over time these efforts may work to redress some systemic imbalances in the financial system and provide additional stability to the economy and markets.

Review Your Portfolio Allocations

In our view, the fixed-income markets are likely to be in transition for some time as the government tackles financial reform, the credit markets continue to recover, and consumers continue to reduce their debt burdens.

In this shifting market environment, we believe that it is a sound strategy to include a range of fixed-income investments in your portfolio. Meet with your financial advisor to discuss your current allocations to ensure that they are appropriate given your financial goals, investment time horizon, and the current market outlook.

Be sure to visit our website, www.calvert.com, for frequent updates and commentary on economic and market developments from Calvert professionals.

As always, we appreciate your investing with Calvert.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.

October 2010

Calvert long-term income fund

September 30, 2010

Investment Performance

(total return at NAV*)

	6 Months	12 Months
	Ended	Ended
	9/30/10	9/30/10
Class A	7.81%	12.13%
Barclays Capital Long U.S. Credit Index	12.64%	14.08%
Lipper BBB-Rated Corp Debt Funds Average	7.55%	13.16%

SEC Yield
	30 days ended
	9/30/10	9/30/09
	2.80%	2.58%

	% of total
Economic Sectors	investments
Asset Backed Securities	1.5%
Basic Materials	7.4%
Communications	3.4%
Consumer, Cyclical	2.9%
Consumer, Non-cyclical	2.0%
Diversified	1.2%
Energy	5.4%
Financials	32.5%
Government	31.5%
Industrials	8.8%
Mortgage Securities	2.9%
Utilities	0.5%
Total	100%

*Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 3.75% front-end sales charge or any deferred sales charge.

Portfolio Management Discussion

Gregory Habeeb
Senior Vice President and Senior Portfolio Manager of Calvert Asset Management Company

Performance

For the 12-month reporting period ended September 30, 2010, Calvert Long-Term Income Fund (Class A shares at NAV) returned 12.13%, underperforming its benchmark, the Barclays Capital Long U.S. Credit Index (the “Index”), which returned 14.08% for the period. The Fund’s defensive interest-rate strategy was the primary reason for its underperformance.

Investment Climate

The 12-month period that ended September 30, 2010 was another eventful chapter in the history of the U.S. economy and financial markets. The period can be divided, roughly, into three parts. The first, from fall 2009 through winter 2010, featured solid economic growth driven by federal stimulus funding and corporate inventory replenishment. During this time, interest rates increased, with the yield on 10-year Treasury notes reaching 4% early in April.1 The Federal Reserve (Fed) began to passively withdraw monetary stimulus and prepared to more actively draw off excess reserves later in the year.

In the spring, the brewing European sovereign debt crisis boiled over and investors’ risk aversion returned. The European Union and European Central Bank struggled to establish control, which eventually affected U.S. markets. Yields on liquid, low-risk instruments like Treasuries declined, while the prices of stocks and riskier bonds fell. In addition, there was evidence that the U.S. recovery had stumbled. Indeed, economic growth, which had reached a 5% annualized rate during the last quarter of 2009,2 slowed to 1.7% annualized for the April through June period. The pace of private sector job creation also slowed, and the Fed shelved its plan to withdraw monetary stimulus.

Calvert Long-Term
Income Fund
September 30, 2010

Average Annual Total Returns

Class A (with max. load)
One year	7.92%
Five year	8.70%
Since inception (12/31/2004)	8.49%

In the summer, European leaders firmly took control of the debt crisis. Investors’ risk appetite revived and markets recovered globally. Savers sought to escape money-market yields, which were near zero percent, and investors sought higher-yielding opportunities. The U.S. economic outlook, however, remained uncertain. During the last three months of the reporting period, the Fed made it clear that low interest rates would persist. In addition, the Fed revived its Treasury purchase program during August. Bonds continued to rally, providing strong returns in the July through September quarter.

As of early October, estimates of economic growth from the Wall Street Journal survey of economic forecasters indicated that the economy grew 3.2% over the entire reporting period. This is in line with the long-term average growth rate for the United States, but is only about one-half the pace experienced during the recovery stages of past deep recessions. We believe that the recovery phase will probably end in the first quarter of 2011, when GDP growth will likely match or eclipse its 2007 high.

The core inflation rate dropped steadily during the first half of the reporting period before settling at 0.9%. It has remained at that level for the past several months.3 The dollar declined broadly, except against the euro, as investors expected the U.S. government and central bank to continue to pursue weak-dollar policies to support exports.

Portfolio Strategy

At the beginning of the reporting period, we expected the yield difference between long- and short-maturity Treasury securities to narrow. Consequently, we positioned the Fund for a flattening yield curve. As we thought, over the full reporting period, the yield differential between two- and 10-year Treasuries compressed from 2.36 percentage points to 2.09 percentage points.

We also anticipated a rising interest rate environment in which returns on corporate and high-yield securities would continue to outpace Treasury returns. Accordingly, as of the beginning of the reporting period, 10.53% of the Fund’s assets were allocated to high-yield bonds, which are not included in the benchmark index. High-yield securities, as measured by the Barclays Capital U.S. Corporate High Yield Index, returned 18.44% during the period, while the broad investment-grade benchmark index returned 11.67%.

Both our yield-curve and credit-quality strategies helped relative returns during the reporting period. However, these gains were more than offset by the Fund’s short duration. The Fund’s duration at the start of the period was 5.35 years. The benchmark had a longer duration of 11.97 years. Duration is a measure of a portfolio’s sensitivity to changes in interest rates. The longer the duration, the greater the change in price relative to interest-rate movements. The Fund uses Treasury futures to hedge its interest rate position. Over the 12-month reporting period, yields for intermediate-term Treasury securities fell disproportionately more than those of longer-term securities. Five-, 10-, and 30-year Treasury yields fell by 105, 80, and 37 basis points,4 respectively. Typically, when bond yields decline, bond prices increase. Consequently, the fund experienced a smaller increase in value than the benchmark because it had a shorter duration.

Outlook

Looking ahead, we think that the process of economic recovery, repair, and restructuring will persist. However, deleveraging in the private sector probably will continue to act as a drag on economic growth, limiting the strength of the recovery. We expect the Fed to continue to pursue expansionary monetary policy to support economic recovery. On the other hand, in the current political environment, we don’t foresee the passage of any large new fiscal stimulus packages unless the economy falls into another recession.

October 2010

1  Source for interest rate data: Federal Reserve

2  Bureau of Economic Analysis

3  Bureau of Labor Statistics

4 A basis point is 0.01 percentage points.

Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown reflect the deduction of the maximum front-end sales charge of 3.75% and assume the reinvestment of dividends.  The result is compared with benchmarks that include a broad based market index and a Lipper peer group average.  Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges.  The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s/Portfolio’s distributions or the redemption of the Fund/Portfolio shares.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com.  The gross expense ratio from the current prospectus for Class A shares is 1.46%.  This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers.  Performance data quoted already reflects the deduction of the Fund’s/Portfolio’s operating expenses.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2010 to September 30, 2010).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
	4/1/10	9/30/10	4/1/10 - 9/30/10
Actual	$1,000.00	$1,078.10	$6.51
Hypothetical	$1,000.00	$1,018.80	$6.33
(5% return per
year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

report independent registered public

accounting firm

The Board of Trustees of The Calvert Fund and Shareholders of Calvert Long-Term Income Fund:

We have audited the accompanying statement of assets and liabilities of the Calvert Long-Term Income Fund (the Fund), a series of The Calvert Fund, including the schedule of investments, as of September 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with custodians and brokers or other appropriate auditing procedures.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Long-Term Income Fund as of September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP
Philadelphia, Pennsylvania
November 24, 2010

schedule of investments

september 30, 2010

	Principal
Asset Backed Securities - 1.5%	Amount	Value
AmeriCredit Automobile Receivables Trust, 2.26%, 5/15/12	$506,406	$507,468
Americredit Prime Automobile Receivable, 5.22%, 6/8/12	127,485	127,662
Capital Auto Receivables Asset Trust, 0.957%, 12/15/11 (r)	20,069	20,076
Chrysler Financial Lease Trust, 1.78%, 6/15/11 (e)	700,000	702,020
CNH Equipment Trust, 2.97%, 3/15/13	699,739	704,846

Total Asset-Backed Securities (Cost $2,062,172)		2,062,072

Collateralized Mortgage-Backed
Obligations (Privately Originated) - 1.0%
American Home Mortgage Assets:
1.346%, 9/25/46 (r)	114,381	63,840
0.389%, 3/25/47 (r)	217,450	127,296
Countrywide Home Loan Mortgage Pass Through Trust, 0.596%,
6/25/35 (b)(e)(r)	131,305	97,166
CS First Boston Mortgage Securities Corp., 5.25%, 12/25/35	146,386	147,382
Impac CMB Trust, 0.88%, 5/25/35 (r)	140,339	104,526
JP Morgan Mortgage Trust, 5.294%, 7/25/35 (r)	135,673	133,434
Structured Asset Securities Corp.:
5.00%, 6/25/35	32,844	26,773
5.50%, 6/25/35	1,000,000	744,110

Total Collateralized Mortgage-Backed Obligations
(Privately Originated) (Cost $1,013,572)		1,444,527

Commercial Mortgage-Backed Securities - 1.8%
Banc of America Commercial Mortgage, Inc., 4.161%, 12/10/42	318,138	318,089
Prudential Mortgage Capital Funding LLC, 6.605%, 5/10/34	1,965,509	1,994,034
Wachovia Bank Commercial Mortgage Trust, 5.23%, 7/15/41 (r)	200,000	203,202

Total Commercial Mortgage-Backed Securities (Cost $2,523,210)	2,515,325

Corporate Bonds - 60.7%
Agilent Technologies, Inc., 5.00%, 7/15/20	1,000,000	1,061,333
Alcoa, Inc., 6.15%, 8/15/20	1,000,000	1,024,595
Alliance Mortgage Investments, 12.61%, 6/1/10 (b)(r)(x)*	4,817	-
Anadarko Petroleum Corp., 6.45%, 9/15/36	800,000	800,000
Anglo American Capital plc, 9.375%, 4/8/14 (e)	1,000,000	1,219,879
AON Corp., 5.00%, 9/30/20	1,000,000	1,022,264
APL Ltd., 8.00%, 1/15/24 (b)	1,230,000	984,000
ArcelorMittal, 5.25%, 8/5/20	1,000,000	1,006,264
Arrow Electronics, Inc., 6.875%, 6/1/18	500,000	566,904
Asciano Finance Ltd., 4.625%, 9/23/20 (e)	1,430,000	1,453,752
Asian Development Bank, 6.22%, 8/15/27	30,000	37,110

	Principal
Corporate Bonds - Cont’d	Amount	Value
Atlantic Marine Corp. Communities LLC:
5.343%, 12/1/50 (b)(e)	$625,000	$550,000
6.158%, 12/1/51 (b)(e)	60,000	64,060
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (b)(e)(p)*	30,000	-
BankAmerica Capital III, 1.096%, 1/15/27 (r)	975,000	674,103
Barclays Bank plc, 2.50%, 9/21/15 (e)	1,500,000	1,510,364
Bemis Co., Inc., 6.80%, 8/1/19	500,000	596,321
BNSF Funding Trust I, 6.613% to 1/15/26, floating rate
thereafter to 12/15/55 (r)	1,985,000	1,994,925
C10 Capital SPV Ltd., 6.722% to 12/31/16, floating rate
thereafter to 12/31/49 (e)(r)	1,000,000	648,750
Cantor Fitzgerald LP, 7.875%, 10/15/19 (e)	1,250,000	1,340,649
Cargill, Inc., 1.768%, 1/21/11 (e)(r)	70,000	70,151
Cellco Partnership, 2.945%, 5/20/11 (r)	500,000	508,064
Chase Capital II, 0.966%, 2/1/27 (r)	500,000	379,430
Chase Capital VI, 1.091%, 8/1/28 (r)	500,000	378,211
Chesapeake Energy Corp., 6.50%, 8/15/17	1,000,000	1,033,750
Citigroup Funding, Inc., 0.578%, 7/12/12 (r)	500,000	501,355
Citigroup, Inc.:
2.384%, 8/13/13 (r)	2,000,000	2,013,667
6.875%, 3/5/38	500,000	558,602
Cliffs Natural Resources, Inc., 6.25%, 10/1/40	2,000,000	1,968,435
Comcast Corp., 5.90%, 3/15/16	1,000,000	1,152,434
Corn Products International, Inc., 6.625%, 4/15/37	1,000,000	1,079,902
Credit Suisse USA, Inc., 0.576%, 8/16/11 (r)	500,000	500,487
Crown Castle Towers LLC, 4.174%, 8/15/17 (e)	1,000,000	1,016,320
CVS Pass-Through Trust:
5.88%, 1/10/28	328,756	341,784
7.507%, 1/10/32 (e)	989,106	1,160,577
Deutsche Bank Capital Funding Trust VII, 5.628% to 1/19/16,
floating rate thereafter to 1/29/49 (e)(r)	1,000,000	866,250
Discover Bank, 7.00%, 4/15/20	500,000	543,552
Dominion Resources, Inc., 6.30% to 9/30/11, floating rate
thereafter to 9/30/66 (r)	500,000	475,878
Dow Chemical Co., 5.90%, 2/15/15	1,000,000	1,116,530
Enterprise Products Operating LLC:
7.00% to 6/1/17, floating rate thereafter to 6/1/67 (r)	1,000,000	948,169
7.034% to 1/15/18, floating rate thereafter to 1/15/68 (r)	840,000	835,800
EXCO Resources, Inc., 7.50%, 9/15/18	1,000,000	991,250
First Niagara Financial Group, Inc., 6.75%, 3/19/20	1,000,000	1,106,953
Fleet Capital Trust V, 1.291%, 12/18/28 (r)	1,000,000	718,294
FMG Finance Proprietary Ltd.:
4.297%, 9/1/11 (e)(r)	1,300,000	1,306,500
10.625%, 9/1/16 (b)(e)	675,000	833,625
Ford Motor Credit Co. LLC:
3.277%, 1/13/12 (r)	1,200,000	1,198,800
8.00%, 12/15/16	500,000	566,250
Fort Knox Military Housing, 5.915%, 2/15/52 (e)	130,000	109,616
General Electric Capital Corp.:
0.731%, 1/8/16 (r)	1,000,000	926,687
4.375%, 9/16/20	1,000,000	1,000,619
Gerdau Trade, Inc., 5.75%, 1/30/21 (e)	500,000	507,313

	Principal
Corporate Bonds - Cont’d	Amount	Value
Glitnir Banki HF:
3.046%, 4/20/10 (e)(r)(y)*	$75,000	$22,875
6.693% to 6/15/11, floating rate thereafter to 6/15/16 (b)(e)(r)(y)*	150,000	1,500
Goldman Sachs Group, Inc.:
0.74%, 3/22/16 (r)	1,000,000	924,526
6.75%, 10/1/37	500,000	523,131
Greif, Inc., 6.75%, 2/1/17	500,000	518,750
Home Depot, Inc., 5.875%, 12/16/36	1,000,000	1,060,547
Hyundai Motor Manufacturing, 4.50%, 4/15/15 (e)	1,000,000	1,032,765
International Lease Finance Corp., 7.125%, 9/1/18 (e)	1,250,000	1,343,750
Irwin Land LLC:
5.03%, 12/15/25 (e)	758,000	721,805
5.30%, 12/15/35 (e)	100,000	86,506
5.40%, 12/15/47 (e)	125,000	103,403
JPMorgan Chase & Co., 0.539%, 12/26/12 (r)	500,000	503,151
JPMorgan Chase Capital XXIII, 1.376%, 5/15/77 (r)	500,000	359,928
Koninklijke Philips Electronics NV, 1.443%, 3/11/11 (r)	300,000	301,111
Land O’Lakes Capital Trust I, 7.45%, 3/15/28 (b)(e)	1,600,000	1,440,000
Leucadia National Corp., 8.125%, 9/15/15	500,000	539,180
LL & P Wind Energy, Inc. Washington Revenue Bonds,
6.192%, 12/1/27 (e)	100,000	102,030
Lloyds TSB Bank plc, 6.50%, 9/14/20 (e)	1,000,000	1,016,998
Masco Corp., 7.125%, 3/15/20	750,000	765,851
Massachusetts Institute of Technology, 7.25%, 11/2/96	25,000	33,126
McGuire Air Force Base Military Housing Project, 5.611%,
9/15/51 (e)	1,445,000	1,330,455
MetLife Institutional Funding II, 0.689%, 3/27/12 (e)(r)	1,000,000	999,998
MetLife, Inc., 0.855%, 6/29/12 (r)	300,000	301,419
Metropolitan Life Global Funding I, 2.276%, 4/14/11 (e)(r)	190,000	190,429
Morgan Stanley:
0.975%, 10/18/16 (r)	1,000,000	878,226
6.25%, 8/28/17	500,000	546,193
5.50%, 1/26/20	500,000	515,496
Motors Liquidation Co.:
8.25%, 7/15/23 (ii)*	200,000	64,500
7.40%, 9/1/25 (ii)*	200,000	61,500
8.375%, 7/15/33 (ii)*	500,000	168,750
National Fuel Gas Co., 6.50%, 4/15/18	100,000	112,195
NationsBank Cap Trust III, 1.076%, 1/15/27 (r)	65,000	45,532
Nationwide Health Properties, Inc.:
6.90%, 10/1/37	390,000	400,427
6.59%, 7/7/38	30,000	31,410
NBC Universal, Inc., 5.15%, 4/30/20 (e)	1,000,000	1,072,814
Noble Group Ltd., 6.75%, 1/29/20 (e)	1,000,000	1,075,000
Offshore Group Investments Ltd., 11.50%, 8/1/15 (e)	500,000	525,522
Ohana Military Communities LLC:
5.675%, 10/1/26 (e)	70,000	73,434
6.193%, 4/1/49 (b)(e)	195,000	211,222
5.88%, 10/1/51 (b)(e)	1,500,000	1,384,680
6.00%, 10/1/51 (b)(e)	1,000,000	1,046,210
OPTI Canada, Inc., 9.75%, 8/15/13 (e)	1,000,000	1,015,000
Overseas Shipholding Group, Inc., 7.50%, 2/15/24	150,000	129,563
Pacific Beacon LLC, 5.628%, 7/15/51 (e)	40,000	32,277

	Principal
Corporate Bonds - Cont’d	Amount	Value
Pioneer Natural Resources Co.:
5.875%, 7/15/16	$300,000	$308,363
7.50%, 1/15/20	400,000	440,000
7.20%, 1/15/28	600,000	624,830
Potlatch Corp., 7.50%, 11/1/19	500,000	512,500
PPL Montana LLC, 8.903%, 7/2/20	18,219	21,280
Prudential Holdings LLC, 7.245%, 12/18/23 (e)	500,000	590,718
Rabobank Nederland NV, 11.00% to 6/30/19, floating rate
thereafter to 6/29/49 (e)(r)	300,000	387,639
Redstone Arsenal Military Housing, 5.45%, 9/1/26 (e)	25,000	23,928
Royal Bank of Scotland Group plc, 4.875%, 3/16/15	1,400,000	1,472,928
Ryder System, Inc., 3.60%, 3/1/16	1,000,000	1,013,407
Senior Housing Properties Trust, 6.75%, 4/15/20	1,000,000	1,042,500
Skyway Concession Co. LLC, 0.813%, 6/30/17 (b)(e)(r)	100,000	86,000
Sunoco, Inc., 6.75%, 4/1/11	143,000	146,803
SunTrust Bank, 0.619%, 8/24/15 (r)	500,000	446,877
SunTrust Capital I, 1.046%, 5/15/27 (r)	1,000,000	694,298
Svenska Handelsbanken AB, 1.292%, 9/14/12 (e)(r)	500,000	501,927
Systems 2001 AT LLC, 6.664%, 9/15/13 (e)	765,587	844,595
Toll Road Investors Partnership II LP, Zero Coupon:
2/15/28 (b)(e)	135,000	30,843
2/15/31 (b)(e)	196,000	34,698
2/15/43 (b)(e)	5,950,000	1,100,750
2/15/45 (b)(e)	7,785,858	1,192,171
US Bank, 3.778% to 4/29/15, floating rate thereafter
to 4/29/20 (r)	1,000,000	1,045,919
Valmont Industries, Inc., 6.625%, 4/20/20	1,000,000	1,025,379
Verizon Communications, Inc., 6.90%, 4/15/38	1,500,000	1,822,995
Wachovia Capital Trust III, 5.80% to 3/15/11, floating
rate thereafter to 3/29/49 (r)	1,700,000	1,491,750
Windsor Petroleum Transport Corp., 7.84%, 1/15/21 (b)(e)	683,254	614,928
Xstrata Canada Corp., 8.375%, 2/15/11	500,000	512,517

Total Corporate Bonds (Cost $79,063,169)		84,914,256

Municipal Obligations - 2.1%
Adams-Friendship Area Wisconsin School District GO Bonds,
5.47%, 3/1/18	30,000	34,532
Cook County Illinois School District GO Bonds, Zero Coupon,
12/1/24 (b)	25,000	11,909
East Lansing Michigan GO Bonds, 5.00%, 4/1/14	85,000	93,858
Fairfield California PO Revenue Bonds:
5.22%, 6/1/20 (b)	15,000	15,207
5.34%, 6/1/25 (b)	15,000	14,949
Florida State First Governmental Financing Commission Revenue
Bonds, 5.30%, 7/1/19	25,000	26,370
Fort Wayne Indiana Redevelopment District Revenue Bonds,
5.24%, 6/1/21	25,000	26,073
Grant County Washington Public Utility District No. 2 Revenue
Bonds, 5.48%, 1/1/21	10,000	10,614

	Principal
Municipal Obligations - Cont’d	Amount	Value
Illinois State MFH Development Authority Revenue Bonds,
6.537%, 1/1/33	$70,000	$71,586
Jackson & Williamson Counties Illinois Community High School
District GO Bonds, Zero Coupon, 12/1/21	180,000	95,198
Kern County California PO Revenue Bonds, Zero Coupon,
8/15/20	125,000	69,250
La Mesa California COPs, 6.32%, 8/1/26	30,000	32,012
Lancaster Pennsylvania Parking Authority Revenue Bonds,
5.95%, 12/1/25	50,000	52,155
Leland Stanford Jr. University California Revenue, 6.875%,
2/1/24	100,000	128,399
Linden New Jersey GO Bonds, 5.63%, 4/1/21	60,000	59,758
Metropolitan Washington DC Airport Authority System
Revenue Bonds, 5.69%, 10/1/30	15,000	15,317
Moreno Valley California Public Financing Authority
Revenue Bonds, 5.549%, 5/1/27	50,000	49,247
Nashville & Davidson County Tennessee Water & Sewage
Revenue Bonds, 4.74%, 1/1/15	80,000	88,444
Nevada State Department of Business & Industry Lease Revenue
Bonds, 5.87%, 6/1/27	50,000	39,034
New York City IDA Revenue Bonds, 6.027%, 1/1/46	30,000	24,752
Oakland California PO Revenue Bonds, Zero Coupon, 12/15/20	120,000	64,891
Oakland California Redevelopment Agency Tax Allocation Bonds,
5.411%, 9/1/21	30,000	28,451
Orange County California PO Revenue Bonds, Zero Coupon,
9/1/14	95,000	84,947
Oregon State Local Governments GO Bonds, Zero Coupon,
6/1/18	100,000	69,478
Oregon State School Boards Association GO Bonds, Zero Coupon
6/30/16	25,000	20,307
Philadelphia Pennsylvania IDA Revenue Bonds, Zero Coupon,
4/15/20	25,000	12,911
Redlands California PO Revenue Bonds, Zero Coupon:
8/1/27	250,000	74,757
8/1/28	175,000	47,551
San Bernardino California Joint Powers Financing Authority
Tax Allocation Bonds, 5.625%, 5/1/16	40,000	40,984
San Jose California Redevelopment Agency Tax Allocation
Bonds, 5.10%, 8/1/20	15,000	14,597
Santa Cruz County California Redevelopment Agency Tax
Allocation Bonds, 5.50%, 9/1/20	40,000	39,667
Schenectady New York Metroplex Development Authority
Revenue Bonds, 5.36%, 8/1/16	40,000	45,169
Texas State Transportation Commission Revenue Bonds,
5.178%, 4/1/30	1,000,000	1,076,580
Thorp Wisconsin School District GO Bonds, 6.15%, 4/1/26	40,000	43,105
Thousand Oaks California Redevelopment Agency Tax
Allocation Bonds, 5.25%, 12/1/21	50,000	46,704
Utah State Housing Corp. Military Housing Revenue Bonds:
5.392%, 7/1/50	15,000	14,329
5.442%, 7/1/50 (b)	10,000	9,112

	Principal
Municipal Obligations - Cont’d	Amount	Value
Wells Fargo Bank NA Custodial Receipts Revenue Bonds:
6.584%, 9/1/27	$100,000	$108,933
6.734%, 9/1/47	100,000	114,143
West Contra Costa California Unified School District COPs,
5.03%, 1/1/20	15,000	14,620
West Covina California Public Financing Authority Lease
Revenue Bonds, 6.05%, 6/1/26	40,000	37,280

Total Municipal Obligations (Cost $2,844,145)		2,967,180

U.S. Government Agencies and Instrumentalities - 15.4%
AgFirst FCB, 8.393% to 12/15/11, floating rate thereafter
to 12/15/16 (r)	300,000	291,750
Federal Home Loan Bank, 5.00%, 11/17/17	400,000	474,276
Federal Home Loan Bank Discount Notes, 10/1/10	16,500,000	16,500,000
Freddie Mac, 5.25%, 4/18/16	700,000	826,849
New Valley Generation V, 4.929%, 1/15/21	35,216	39,376
Premier Aircraft Leasing EXIM 1 Ltd.:
3.576%, 2/6/22	482,891	506,200
3.547%, 4/10/22	588,993	615,121
Sterling Equipment, Inc., 6.125%, 9/28/19	589,605	661,112
US AgBank FCB, 6.11% to 7/10/12, floating rate thereafter
to 12/31/49 (e)(r)	400,000	299,000
Vessel Management Services, Inc.:
5.85%, 5/1/27	486,000	563,473
5.125%, 4/16/35	735,000	829,800

Total U.S. Government Agencies and Instrumentalities
(Cost $21,121,225)		21,606,957

U.S. Treasury - 12.6%
United States Treasury Bonds:
4.375%, 5/15/40	10,923,000	12,267,894
3.875%, 8/15/40	1,580,000	1,633,572
United States Treasury Notes, 2.625%, 8/15/20	3,615,000	3,648,891

Total U.S. Treasury (Cost $17,433,470)		17,550,357

Sovereign Government Bonds - 0.2%
Province of Ontario Canada, 0.789%, 5/22/12 (r)	300,000	300,266

Total Sovereign Government Bonds (Cost $300,000)		300,266

Equity Securities - 0.9%	Shares	Value
CNO Financial Group, Inc.*	1,712	$9,484
First Republic Preferred Capital Corp., Preferred (e)	500	514,000
Woodbourne Capital, Trust I, Preferred (b)(e)	1,000,000	670,000

Total Equity Securities (Cost $855,993)		1,193,484

TOTAL INVESTMENTS (Cost $127,216,956) - 96.2%		134,554,424
Other assets and liabilities, net - 3.8%		5,346,088
Net Assets - 100%		$139,900,512

			Underlying	Unrealized
	# of	Expiration	Face Amount	Appreciation
Futures	Contracts	Date	at Value	(Depreciation)
Sold:
2 Year U.S. Treasury Notes	222	12/10	$48,725,531	($74,838)
5 Year U.S. Treasury Notes	220	12/10	26,590,781	(138,039)
10 Year U.S. Treasury Notes	36	12/10	4,537,688	(48,977)
Total Sold				($261,854)

(b)   This security was valued by the Board of Trustees. See Note A.

(e)   Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(p)   The State of New York Insurance Department has prohibited Atlantic Mutual Insurance Co. from making interest payments. This security is no longer accruing interest.

(r)    The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(x)   Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007.  This security is no longer accruing interest.

(y)   The government of Iceland took control of Glitnir Banki HF (the “Bank”) on October 8, 2008. The government has prohibited the Bank from paying any claims owed to foreign entities. These securities are no longer accruing interest.

(ii)   General Motors filed for Chapter 11 bankruptcy on June 1, 2009. This security is no longer accruing interest.

* Non-income producing security.

Abbreviations:

COPs: Certificates of Participation

FCB: Farm Credit Bank

GO: General Obligation

IDA: Industrial Development Authority

LLC: Limited Liability Corporation

LP: Limited Partnership

MFH: Multi-Family Housing

PO: Pension Obligation

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

september 30, 2010

Assets
Investments in securities, at value (Cost $127,216,956) -
see accompanying schedule	$134,554,424
Cash194,455
Receivable for securities sold	13,594,467
Receivable for shares sold	1,275,962
Interest and dividends receivable	1,281,367
Other assets	363,916
Total assets	151,264,591

Liabilities
Payable for securities purchased	11,027,142
Payable for shares redeemed	152,795
Payable for futures variation margin	20,250
Payable to Calvert Asset Management Company, Inc.	72,084
Payable to Calvert Administrative Services Co.	33,430
Payable to Calvert Shareholder Services, Inc.	4,848
Payable to Calvert Distributors, Inc.	27,858
Accrued expenses and other liabilities	25,672
Total liabilities	11,364,079

Net Assets	$139,900,512

Net Assets Consist of:
Paid-in capital applicable to 7,788,178 shares of
beneficial interest, unlimited number of no par value shares authorized	$127,333,681
Undistributed net investment income	7,338
Accumulated net realized gain (loss) on investments	5,483,879
Net unrealized appreciation (depreciation) on investments	7,075,614

Net Assets	$139,900,512

Net Asset Value Per Share	$17.96

See notes to financial statements.

Statement of Operations
year ended september 30, 2010

Net Investment Income
Investment Income:
Interest income	$4,659,739
Dividend income	115,325
Total investment income	4,775,064

Expenses:
Investment advisory fee	405,042
Administrative fees	303,782
Transfer agency fees and expenses	322,428
Distribution Plan expenses	253,151
Trustees’ fees and expenses	5,166
Custodian fees	45,587
Accounting fees	16,716
Registration fees	18,384
Reports to shareholders	40,818
Professional fees	20,322
Miscellaneous	3,225
Total expenses	1,434,621
Reimbursement from Advisor	(168,428)
Fees paid indirectly	(436)
Net expenses	1,265,757

Net Investment Income	3,509,307

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	6,639,841
Futures	(583,694)
6,056,147

Change in unrealized appreciation (depreciation) on:
Investments	3,160,063
Futures(432,089)
2,727,974

Net Realized and Unrealized Gain
(Loss)	8,784,121

Increase (Decrease) in Net Assets
Resulting From Operations	$12,293,428

See notes to financial statements.

Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2010	2009
Operations:
Net investment income	$3,509,307	$1,669,272
Net realized gain (loss)	6,056,147	3,791,129
Change in unrealized appreciation (depreciation)	2,727,974	5,350,466

Increase (Decrease) in Net Assets
Resulting From Operations	12,293,428	10,810,867

Distributions to shareholders from:
Net investment income	(3,410,544)	(1,582,454)
Net realized gain	(4,288,221)	(989,458)
Total distributions	(7,698,765)	(2,571,912)

Capital share transactions:
Shares sold	105,838,274	58,449,937
Reinvestment of distributions	6,803,821	2,194,433
Redemption fees	7,422	5,343
Shares redeemed	(54,980,406)	(20,783,667)
Total capital share transactions	57,669,111	39,866,046

Total Increase (Decrease) in Net Assets	62,263,774	48,105,001

Net Assets
Beginning of year	77,636,738	29,531,737
End of year (including undistributed net investment
income of $7,338 and $7,732, respectively)	$139,900,512	$77,636,738

Capital Share Activity
Shares sold	6,141,535	3,713,517
Reinvestment of distributions	401,842	141,812
Shares redeemed	(3,210,108)	(1,313,612)
Total capital share activity	3,333,269	2,541,717

See notes to financial statements.

Notes to Financial Statements

Note A –– Significant Accounting Policies

General: The Calvert Long-Term Income Fund (the “Fund”), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. The Fund offers Class A shares which are sold with a maximum front-end sales charge of 3.75%.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Municipal securities are valued utilizing a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund’s net asset value determination, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At September 30, 2010, securities valued at $10,393,030, or 7.4% of net assets were fair valued in good faith under the direction of the Board of Trustees.

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period.  For additional information on the Fund’s policy regarding valuation of investments, please refer to the Fund’s most recent prospectus.

The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2010:

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity securities	$523,484	-	$670,000	$1,193,484
Asset backed securities	-	$2,062,072	-	2,062,072
Collateralized mortgage-backed obligations	-	1,444,527	-	1,444,527
Commercial mortgage-backed securities	-	2,515,325	-	2,515,325
Corporate debt	-	82,699,768	2,214,488	84,914,256
Municipal obligations	-	2,967,180	-	2,967,180
U.S. government obligations	-	39,157,314	-	39,157,314
Other debt obligations	-	300,266	-	300,266
TOTAL	$523,484	$131,146,452	$2,884,488**	$134,554,424
Other financial instruments*	($261,854)	-	-	($261,854)

* Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/ depreciation on the instrument.

** Level 3 securities represent 2.1% of net assets.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge.  The Fund may not enter into futures contracts for the purpose of speculation or leverage.  These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations.  The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives.  The Fund may use futures contracts to hedge against changes in the value of interest rates.  The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date.  Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract.  While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund.  When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract.  The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission.  Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default.  As a result, there is minimal counterparty credit risk to the Fund.

Short Sales: The Fund may use a hedging technique that involves short sales of U.S. Treasury securities for the purposes of managing the duration of the Fund. Any short sales are “covered” with an equivalent amount of high-quality, liquid securities.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See Schedule of Investments footnotes on page 21.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates  on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund. The redemption fee is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Fund’s cash on deposit with the bank. These credits are used to reduce the Fund’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”.  ASU 2010-06 will require reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures.  The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010.  At this time, management is evaluating the implications of ASU No. 2010-06 disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures and its impact on the financial statements has not been determined.

Note B — Related Party Transactions

Calvert Asset Management Company, Inc. (the “Advisor”) is wholly-owned by Calvert Group, Ltd. (“Calvert”), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives a monthly fee based on an annual rate of .40% of the Fund’s average daily net assets.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2011. The contractual expense cap is 1.25%. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .30% of the average daily net assets.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. The Distribution Plan, adopted by Class A shares, allows the Fund to pay the Distributor for expenses and services associated with the distribution of shares. The expenses paid may not exceed .50% annually of the Fund’s average daily net assets of Class A. The amount actually paid by the Fund is an annualized fee, payable monthly of .25% of the Fund’s average daily net assets of Class A.

The Distributor received $84,059 as its portion of the commissions charged on sales of the Fund’s Class A shares for the year ended September 30, 2010.

Calvert Shareholder Services, Inc. (“CSSI”), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $34,565 for the year ended September 30, 2010. Boston Financial Data Services, Inc., is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $45,000 ($32,000 prior to April 1, 2010) plus up to $2,000 ($1,500 prior to April 1, 2010) for each Board and Committee meeting attended. The Board chair and Committee chairs each receive an additional $5,000 annual retainer. Trustee’s fees are allocated to each of the funds served.

Note C — Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term and U.S. government securities, were $267,895,451 and $225,669,965, respectively. U.S. government security purchases and sales were $279,652,719 and $274,986,007, respectively.

The Fund intends to elect to defer net capital losses of $73,172 incurred from November 1, 2009 through September 30, 2010 and treat them as arising in the fiscal year ending September 30, 2011.

The tax character of dividends and distributions paid during the years ended September 30, 2010 and September 30, 2009 were as follows:

Distributions paid from:	2010	2009
Ordinary income	$7,694,653	$2,308,036
Long term capital gain	4,112	263,876
Total	$7,698,765	$2,571,912

As of September 30, 2010, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$7,879,840
Unrealized (depreciation)	(556,681)
Net unrealized appreciation/(depreciation)	$7,323,159
Undistributed ordinary income	$5,318,243
Federal income tax cost of investments	$127,231,265

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These book-tax differences are mainly due to wash sales, deferral of post October losses, Section 1256 contracts, straddles, and interest defaults.

Reclassifications, as shown in the table below, have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassification for the Fund are due to asset-backed securities and tax-exempt income.

Undistributed net investment income	($99,157)
Accumulated net realized gain (loss)	95,471
Paid-in capital	3,686

The Fund may sell or purchase securities to and from other Funds managed by the Advisor, typically short-term variable demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2010, such purchase and sales transactions were $295,500 and $640,110, respectively.  The fund realized a gain of $90,172 on the sales transactions.

Note D — Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2010. For the year ended September 30, 2010, borrowings by the Fund under the Agreement were as follows:

	Weighted		Month of
Average	Average	Maximum	Maximum
Daily	Interest	Amount	Amount
Balance	Rate	Borrowed	Borrowed
$19,820	1.49%	$931,412	April 2010

Note E — Subsequent Events

In preparing the financial statements as of September 30, 2010, no subsequent events or transactions occurred that would have materially impacted the financial statements as presented.

Notice to Shareholders (Unaudited)

For the fiscal year ended September 30, 2010, in order to meet certain requirements of the Internal Revenue Code, we are advising you that the Fund designates $4,112 of the long term capital gain distributions paid during the year or the maximum amount allowable but not less than the aforementioned amount as capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

Additional information will be provided to shareholders in January 2011 for use in preparing 2010 income tax returns.

Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2010	2009	2008
Net asset value, beginning	$17.43	$15.44	$15.62
Income from investment operations:
Net investment income	.58	.54	.62
Net realized and unrealized gain (loss)	1.40	2.46	.20
Total from investment operations	1.98	3.00	.82
Distributions from:
Net investment income	(.57)	(.52)	(.61)
Net realized gain	(.88)	(.49)	(.39)
Total distributions	(1.45)	(1.01)	(1.00)
Total increase (decrease) in net asset value	0.53	1.99	(.18)
Net asset value, ending	$17.96	$17.43	$15.44

Total return*	12.13%	20.58%	5.31%
Ratios to average net assets:A
Net investment income	3.47%	3.45%	3.96%
Total expenses	1.42%	1.46%	1.66%
Expenses before offsets	1.25%	1.27%	1.28%
Net expenses	1.25%	1.25%	1.25%
Portfolio turnover	596%	781%	604%
Net assets, ending (in thousands)	$139,901	$77,637	$29,532

	Years Ended
	September 30,	September 30,
Class A Shares	2007	2006
Net asset value, beginning	$15.36	$15.52
Income from investment operations:
Net investment income	.62	.58
Net realized and unrealized gain (loss)	.27	.08
Total from investment operations	.89	.66
Distributions from:
Net investment income	(.61)	(.58)
Net realized gain	(.02)	(.24)
Total distributions	(.63)	(.82)
Total increase (decrease) in net asset value	.26	(.16)
Net asset value, ending	$15.62	$15.36

Total return*	5.92%	4.49%
Ratios to average net assets:A
Net investment income	4.09%	4.04%
Total expenses	2.03%	3.76%
Expenses before offsets	1.30%	1.55%
Net expenses	1.25%	1.25%
Portfolio turnover	767%	547%
Net assets, ending (in thousands)	$12,139	$4,995

See notes to financial statements.

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

*  Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period.  Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet.  It lists the value of what the fund owns, is due and owes on the last day of the reporting period.  The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received.  The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid.  The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period.  The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding.  This statement is accompanied by a Schedule of Investments.  Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period.  The Statement of Net Assets includes a Schedule of Investments.  Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets.  Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets.  Paid in Capital is the money invested by shareholders and represents the bulk of net assets.  Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date.  Accumulated Realized Losses will appear as negative balances.  Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date -values.

Statement of Operations

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund.  Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund.  Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports.  Expense offsets (fees paid indirectly) are also shown.  Credits earned from offset arrangements are used to reduce the fund’s expenses.  This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods.  Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations.  The Distribution section shows the dividend and capital gain distributions made to shareholders.  The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes.  The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed.  The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods.  The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period.  Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value.  Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment.  Total distributions include distributions from net investment income and net realized gains.  Long-term gains are earned on securities held in the fund more than one year.  Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes.  The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets.  These expenses directly reduce returns to shareholders.  Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund.  Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information.  The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745,  by visiting the Calvert website at www.calvert.com;  or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustee and Officer Information Table

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT TRUSTEES
RICHARD L. BAIRD, JR. AGE: 62	Trustee	1976	President and CEO of Adagio Health Inc. in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	29	None
DOUGLAS E. FELDMAN, M.D. AGE: 62	Trustee	1982	Partner of The Feldman ENT Group in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	12	None
JOHN G. GUFFEY, JR. AGE: 62	Trustee	1976	Treasurer and Director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003) and President of Aurora Press Inc., a privately held publisher of trade paperbacks.	29	• Ariel Funds (3) • Calvert Social Investment Foundation • Calvert Ventures, LLC

M. CHARITO KRUVANT AGE: 64	Trustee	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	34	• Acacia Federal Savings Bank • Summit Foundation • WETA Public Broadcasting
ANTHONY A. WILLIAMS AGE: 59	Trustee	2010	Executive Director of Global Government Practice at the Corporate Executive Board (since Jan. 2010); William H. Bloomberg Lecturer in Public Management at the Harvard Kennedy School (since 2009); Director of State and Municipal Practice at Arent Fox LLP (since 2009); Chief Executive Officer of Primum Public Realty Trust (20072008); Mayor of Washington D.C. (1999-2007).	13	• Freddie Mac • Meruelo Maddux Properties, Inc. • Weston Solutions, Inc. • Bipartisan Debt Reduction Task Force • Chesapeake Bay Foundation • Catholic University of America • Urban Institute
INTERESTED TRUSTEES
BARBARA J. KRUMSIEK AGE: 58	Trustee & President	1997	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	51	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (Chair)
D. WAYNE SILBY, Esq. AGE: 62	Trustee & Chair	1976	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003).	29	• UNIFI Mutual Holding Company • Calvert Social Investment Foundation • Giving Assets, Inc. • Studio School Fund • Syntao.com China • The ICE Organization
OFFICERS
KAREN BECKER AGE: 57	Chief Compliance Officer	2005	Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Asset Management Company, Inc.
SUSAN WALKER BENDER, Esq. AGE: 51	Assistant Vice President & Assistant Secretary	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.

JENNIFER BERG AGE: 36	Assistant Fund Controller	2009	Fund Administration Manager of Calvert Group Ltd.
THOMAS DAILEY AGE: 46	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 42	Assistant Vice President & Assistant Secretary	1996	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Group, Ltd., and Chief Compliance Officer for Calvert Asset Management Company, Inc. and Calvert Distributors, Inc.
PATRICK FAUL AGE: 45	Vice President	2010

Vice President of Calvert Asset Management Company, Inc. (“CAMCO”) since 2008, and Head of Credit Research for CAMCO since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008) for CAMCO.

TRACI L. GOLDT AGE: 36	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 60	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 45	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, ESQ. AGE: 40	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 53	Assistant Secretary	2007	Assistant Secretary and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 47	Assistant Vice President & Assistant Secretary	2007	Assistant Vice President, Assistant Secretary, and Assistant Counsel Compliance of Calvert Group, Ltd.
JANE B. MAXWELL Esq. AGE: 58	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary & Assistant General Counsel of of Calvert Group, Ltd.
ANDREW K. NIEBLER, Esq. AGE: 43	Assistant Vice President & Assistant Secretary	2006

Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2006, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton LLP.

CATHERINE P. ROY AGE: 54	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc. and Chief Investment Officer – Fixed Income.

WILLIAM M. TARTIKOFF, Esq. AGE: 63	Vice President & Secretary	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 42	Vice President	2008

Senior Vice President of Calvert Asset Management Company, Inc., and Chief Investment Officer -Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER, CPA AGE: 58	Treasurer	1979 (CTFR 1980)	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 49	Fund Controller	1999	Vice President of Calvert Administrative Services Company.

The address of Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby’s address is 1715 18th Street, N.W., Washington, DC  20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s advisor and certain affiliates.  Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund’s advisor.

Additional information about the Fund’s Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

To Open an Account

800-368-2748

Yields and Prices

Calvert Information Network

(24 hours, 7 days a week)

800-368-2745

Service for Existing Account

Shareholders: 800-368-2745

Brokers: 800-368-2746

TDD for Hearing Impaired

800-541-1524

Branch Office

4550 Montgomery Avenue

Suite 1000 North

Bethesda, Maryland 20814

Registered, Certified

or Overnight Mail

Calvert Group

c/o BFDS,

330 West 9th Street

Kansas City, MO 64105

Web Site

www.calvert.com

Principal Underwriter

Calvert Distributors, Inc.

4550 Montgomery Avenue

Suite 1000 North

Bethesda, Maryland 20814

Calvert

Long-Term Income fund

Calvert’s

Family of Funds

Tax-Exempt Money
Market Funds

CTFR Money Market Portfolio

Taxable Money Market Funds

First Government Money Market Fund

CSIF Money Market Portfolio

Municipal Funds

Calvert Tax-Free Bond Fund

Taxable Bond Funds

CSIF Bond Portfolio

Income Fund

Short Duration Income Fund

Long-Term Income Fund

Ultra-Short Income Fund

Government Fund

Short-Term Government Fund

High Yield Bond Fund

Equity Funds

CSIF Enhanced Equity Portfolio

CSIF Equity Portfolio

Calvert Large Cap Growth Fund

Calvert Large Cap Value Fund

Calvert Social Index Fund

Capital Accumulation Fund

CWV International Equity Fund

New Vision Small Cap Fund

Small Cap Value Fund

Mid Cap Value Fund

Global Alternative Energy Fund

Global Water Fund

International Opportunities Fund

Balanced and Asset

Allocation Funds

CSIF Balanced Portfolio

Calvert Conservative Allocation Fund

Calvert Moderate Allocation Fund

Calvert Aggressive Allocation Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

Calvert Ultra-Short

Income Fund

Annual Report

September 30, 2010

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TABLE
OF CONTENTS

4         President’s Letter

7         Portfolio Management Discussion

11       Shareholder Expense Example

13       Report of Independent Registered Public Accounting Firm

14       Statement of Net Assets

24       Statement of Operations

25 Statements of Changes in Net Assets

27       Notes to Financial Statements

34       Financial Highlights

36       Explanation of Financial Tables

38       Proxy Voting and Availability of Quarterly Portfolio Holdings

40       Trustee and Officer Information Table

Dear Shareholder:

Over the 12-month reporting period, the U.S. financial markets and economy continued to recover from the “Great Recession” in fits and starts. Mixed economic data painted an uncertain—and sometimes contradictory—picture about improvements in the U.S. labor market, housing trends, business strength, and consumer confidence and spending.

In the winter of 2009-2010, encouraged by signs that U.S. economic and stimulus policies  appeared to be working, investors became less risk averse, pouring money into  higher-yielding areas of the bond market as well as stocks. In the spring, however, investor sentiment took an abrupt turn as confidence in the pace of global economic recovery waned and new European sovereign debt worries emerged.

On the home front, the devastating April 20 Gulf of Mexico oil spill—followed by the May 6 “flash crash” in the stock market—also contributed to investor pessimism. The demand for Treasuries and other more conservative asset classes once again gained momentum. Asset inflows into bond funds reached $152 billion for the first half of 2010, according to Lipper data, versus inflows of $24 billion into equity funds.

While fears of a double-dip recession and deflation appear to have receded with September’s surge in stock prices and an uptick in consumer spending, a number of macroeconomic concerns continue to weigh on the markets. These include uncertainty over tax reform and U.S. financial regulations, high levels of national, state, and local government debt, and global currency issues. Against this backdrop, it’s likely that economic recovery will continue to move slowly and unevenly ahead, with continued market volatility.

Bond Investments Continue to Reward Investors

Fixed-income investment returns were strong overall for the 12-month period. The best-performing fixed-income market sectors were high-yield and investment-grade corporate bonds.

The Barclays Capital U.S. Credit Index, a market barometer for investment-grade corporate bonds, was up 11.67% for the 12-month period versus 10.16% for the Standard & Poor’s 500 Index of large-cap stocks. Once again, high-yield bonds led results, with the BofA Merrill Lynch High Yield Master II Index up 18.51%. Money-market returns remained low but were positive, reflecting the Federal Reserve’s continued target of 0% to 0.25% for the federal funds rate.

Our Fund Strategies

With short-term interest rates at historically low levels, we believe that interest-rate risk is significant. As a result, our portfolios have been conservatively positioned with shorter-than-benchmark durations for some time to help minimize losses should interest rates rise over time. (Duration measures a portfolio’s sensitivity to changes in interest rates. Generally, the longer the duration, the greater the change in price for a given change in interest rates.) This is not just in anticipation of higher interest rates in the future, but is also based on our assessment of the risk/reward tradeoff in the current market.  Because of our conservative approach, some of our fixed-income strategies have struggled somewhat against their benchmarks as interest rates have dropped, while some of their industry peers have benefitted.

As asset flows into fixed-income funds  continue to eclipse those for U.S. stock  funds—a trend that has been in place for a couple years—many analysts worry about a “bond market bubble.” In our view, there may be some signs of an unsustainable bubble forming in the bond market. This is particularly true in the Treasury market, where investor demand has helped push yields to record lows. This is certainly a factor that our bond fund portfolio managers consider when designing risk management strategies.

Recovery Muted But on Track

In late September, the National Bureau of Economic Research declared that the “Great Recession” ended in June 2009.  This was reassuring news, although skepticism remains as a result of the fragile pace of economic recovery. We expect the recovery to continue at a muted pace, with slower gross domestic product growth than we have seen in past recoveries. Central banks around the world are maintaining extremely accommodative monetary policies, which has generally kept interest rates very low by historical standards.

Looking ahead, we believe that the coming months will be a time of repair and restructuring in the economy and markets. While a constrained housing market, high unemployment, and lack of consumer spending may continue to place a drag on growth, the Federal Reserve has indicated it will continue its expansionary monetary policy to support the economy during this critical juncture.

Financial Reform Underway

Looking ahead, long-awaited financial reform is under way with Congressional passage of the largest financial reform bill since the Great Depression. The legislation seeks to address inadequate regulation of Wall Street firms and the type of unrestrained environment that led to the credit crisis of 2008 and the ensuing global market meltdown.

As the Obama administration and Congress work to implement key financial reforms, we believe that over time these efforts may work to redress some systemic imbalances in the financial system and provide additional stability to the economy and markets.

Review Your Portfolio Allocations

In our view, the fixed-income markets are likely to be in transition for some time as the government tackles financial reform, the credit markets continue to recover, and consumers continue to reduce their debt burdens.

In this shifting market environment, we believe that it is a sound strategy to include a range of fixed-income investments in your portfolio. Meet with your financial advisor to discuss your current allocations to ensure that they are appropriate given your financial goals, investment time horizon, and the current market outlook.

Be sure to visit our website, www.calvert.com, for frequent updates and commentary on economic and market developments from Calvert professionals.

As always, we appreciate your investing with Calvert.

Sincerely,

Barbara J. Krumsiek
President and CEO |
Calvert Group, Ltd.

October 2010

calvert ultra-short income fund

September 30, 2010

Investment Performance

(total return at NAV*)

	6 Months	12 Months
	ended	ended
	9/30/10	9/30/10
Class A	1.27%	3.07%
Class Y**	1.37%	3.17%
Barclays Capital Short Treasury Index 9-12 Months	0.39%	0.69%
Lipper Ultra-Short Funds Average	1.09%	2.66%

SEC Yield
	30 days ended
	9/30/10	9/30/09
Class A	1.64%	1.03%
Class Y	1.74%	—

	% of total
Economic Sectors	investments
Asset Backed Securities	12.8%
Basic Materials	5.7%
Communications	4.8%
Consumer, Cyclical	1.3%
Consumer, Non-cyclical	4.0%
Diversified	0.2%
Energy	5.1%
Financials	34.7%
Government	13.8%
Industrials	2.1%
Insurance	0.1%
Mortgage Securities	12.7%
Technology	1.3%
Utilities	1.4%
Total	100%

*Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 1.25% front-end sales charge or any deferred sales charge.

** See note on page 8 regarding Class Y shares.

Portfolio Management Discussion

Gregory Habeeb
Senior Vice President and Senior Portfolio Manager of Calvert Asset Management Company

Investment Performance

For the 12-month reporting period ended September 30, 2010, Calvert Ultra-Short Income Fund (Class A shares at NAV) returned 3.07%, outperforming its benchmark, the Barclays Capital Short Treasury Index 9-12 Months (the “Index”), which returned 0.69% for the period. The fund’s sector allocation strategy, including a significant weighting in corporate securities, was the primary reason for its outperformance.

Investment Climate

The 12-month period that ended September 30, 2010 was another eventful chapter in the history of the U.S. economy and financial markets. The period can be divided, roughly, into three parts. The first, from fall 2009 through winter 2010, featured solid economic growth driven by federal stimulus funding and corporate inventory replenishment. During this time, interest rates increased, with the yield on 10-year Treasury notes reaching 4% early in April.1 The Federal Reserve (Fed) began to passively withdraw monetary stimulus and prepared to more actively draw off excess reserves later in the year.

In the spring, the brewing European sovereign debt crisis boiled over and investors’ risk aversion returned. The European Union and European Central Bank struggled to establish control, which eventually affected U.S. markets. Yields on liquid, low-risk instruments like Treasuries declined, while the prices of stocks and riskier bonds fell. In addition, there was evidence that the U.S. recovery had stumbled. Indeed, economic growth, which had reached a 5% annualized rate during the last quarter of 2009,2 slowed to 1.7% annualized for the April through June period. The pace of private sector job creation also slowed, and the Fed shelved its plan to withdraw monetary stimulus.

In the summer, European leaders firmly took control of the debt crisis. Investors’ risk appetite revived and markets recovered globally. Savers sought to escape money-market yields, which were near zero percent, and investors sought higher-yielding opportunities. The U.S. economic outlook, however, remained uncertain. During the last three months of the reporting period, the Fed made it clear that low interest rates would persist. In addition, the Fed revived its Treasury purchase program during August. Bonds continued to rally, providing strong returns in the July through September quarter.

As of early October, estimates of economic growth from the Wall Street Journal survey of economic forecasters indicated that the economy grew 3.2% over the entire reporting period. This is in line with the long-term average growth rate for the United States, but is only about one-half the pace experienced during the recovery stages of past deep recessions. We believe that the recovery phase will probably end in the first quarter of 2011, when GDP growth will likely match or eclipse its 2007 high.

The core inflation rate dropped steadily during the first half of the reporting period before settling at 0.9%. It has remained at that level for the past several months.3 The dollar declined broadly, except against the euro, as investors expected the U.S. government and central bank to continue to pursue weak-dollar policies to support exports.

Portfolio Strategy

During the reporting period, the Fund benefitted from the strong performance of non-Treasury securities. On October 1, 2009, the Fund had 40.26% of its assets allocated to the corporate sector and 7.63% allocated to agency securities. Both sectors provided stronger returns than comparable Treasury issues. The Fund’s sector allocation gains were offset, in part, by the Fund’s short relative duration. Duration is a measure of a portfolio’s sensitivity to changes in interest rates. The longer the duration, the greater the change in price relative to interest-rate movements. The Fund uses Treasury futures to hedge its interest rate position.  At the start of the reporting period, the Fund’s duration was 0.10 years while the benchmark’s duration was 0.89 years. Over the course of the reporting period, short-term interest rates declined, with the yield for 12-month Treasury bills sliding from 0.39% to 0.25%. Typically, when yields decline, bond prices increase. Consequently, the fund’s short duration held back its returns relative to the benchmark.

Outlook

Looking ahead, we think the process of economic recovery, repair, and restructuring will persist. However, deleveraging in the private sector probably will continue to act as a drag on economic growth, limiting the strength of the recovery. We expect the Fed to continue to pursue expansionary monetary policy to support economic recovery. In the current political environment, however, we don’t foresee the passage of any large new fiscal stimulus packages unless the economy falls into another recession.

October 2010

1. Source for interest rate data: Federal Reserve

2. Bureau of Economic Analysis

3. Bureau of Labor Statistics

calvert ultra-short income fund

September 30, 2010

Average Annual Total Returns

Class A Shares	(with max. load)
One year	1.76%
Since inception (10/31/2006)	4.30%

Class Y Shares*
One year	3.17%
Since inception (10/31/2006)	4.66%

*Calvert Ultra-Short Income Fund first offered Class Y shares on May 28, 2010. Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.

Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Class A shares and reflect the deduction of the maximum front-end sales charge of 1.25%, and assume the reinvestment of dividends.  The result is compared with benchmarks that include a broad based market index and a Lipper peer group average.  Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges.  The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s/Portfolio’s distributions or the redemption of the Fund/Portfolio shares.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com.  The gross expense ratio from the current prospectus for Class A shares is 1.26%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers.  Performance data quoted already reflects the deduction of the Fund’s/Portfolio’s operating expenses.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2010 to September 30, 2010).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
	4/1/10	9/30/10	4/1/10 - 9/30/10
Class A
Actual	$1,000.00	$1,012.70	$4.49
Hypothetical	$1,000.00	$1,020.61	$4.51
(5% return per
year before expenses)

*Expenses are equal to the Fund’s annualized expense ratio of 0.89%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period***
	5/28/10**	9/30/10	5/28/10 - 9/30/10
Class Y
Actual	$1,000.00	$1,013.50	$2.61
Hypothetical	$1,000.00	$1,014.67	$2.61
(5% return per
year before expenses)

** Inception date 5/28/10.

***Expenses are equal to the Fund’s annualized expense ratio of 0.75%, multiplied by the average account value over the period, multiplied by 126/365 (to reflect the period from inception through 9/30/10).

report of independent registered public accounting firm

The Board of Trustees of The Calvert Fund and Shareholders of Calvert Ultra-Short Income Fund:

We have audited the accompanying statement of net assets of the Calvert Ultra-Short Income Fund (the Fund), a series of The Calvert Fund, as of September 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period from October 31, 2006 (inception) through September 30, 2007.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with custodians and brokers or other appropriate auditing procedures.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Ultra-Short Income Fund as of September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period from October 31, 2006 (inception) through September 30, 2007, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP
Philadelphia, Pennsylvania
November 24, 2010

statement of net assets

september 30, 2010

	Principal
Asset-Backed Securities - 12.7%	Amount	Value
AmeriCredit Automobile Receivables Trust:
2.26%, 5/15/12	$3,291,642	$3,298,543
4.63%, 6/6/12	109,327	109,405
5.02%, 11/6/12	1,204,705	1,210,835
5.68%, 12/12/12	280,871	285,507
5.21%, 9/6/13	619,514	634,359
5.64%, 9/6/13	518,665	529,847
0.308%, 12/6/13 (r)	1,689,551	1,688,565
5.53%, 1/6/14	1,000,000	1,024,247
1.18%, 2/6/14	2,000,000	1,995,501
Americredit Prime Automobile Receivable:
5.22%, 6/8/12	351,911	352,399
0.288%, 4/8/13 (r)	89,739	89,720
Atherton Franchisee Loan Funding LLC, 7.08%, 5/15/20 (e)	312,672	313,018
Capital Auto Receivables Asset Trust:
0.957%, 12/15/11 (r)	66,897	66,922
5.07%, 12/15/11	1,269,857	1,276,991
5.31%, 6/15/12	1,000,000	1,014,399
0.537%, 2/18/14 (r)	118,057	118,009
Caterpillar Financial Asset Trust, 4.94%, 4/25/14	778,446	786,702
Chase Funding Mortgage Loan Asset-Backed Certificates,
4.396%, 2/25/30	405,692	405,284
Chrysler Financial Lease Trust, 1.78%, 6/15/11 (e)	2,060,000	2,065,944
CIT Equipment Collateral, 6.59%, 12/22/14	1,708,661	1,761,952
Citibank Credit Card Issuance Trust, 5.00%, 11/8/12	1,500,000	1,505,317
CNH Equipment Trust:
4.12%, 5/15/12	734,371	735,495
2.97%, 3/15/13	1,399,478	1,409,691
CPS Auto Trust, 6.48%, 7/15/13 (e)	3,770,749	3,882,460
Daimler Chrysler Auto Trust:
4.98%, 11/8/11	7,663	7,707
4.94%, 2/8/12	85,002	85,034
3.70%, 6/8/12	55,362	55,714
DB Master Finance LLC, 5.779%, 6/20/31 (e)	2,500,000	2,514,900
Ford Credit Auto Owner Trust:
5.15%, 11/15/11	356,630	361,291
4.28%, 5/15/12	944,884	952,232
GS Auto Loan Trust:
5.39%, 12/15/11	6,533	6,549
4.56%, 11/15/13	4,314	4,319
Hyundai Auto Receivables Trust, 5.25%, 5/15/13	1,240,947	1,250,778
JPMorgan Auto Receivables Trust, 5.22%, 7/15/15 (e)	1,153,116	1,179,823
Long Beach Auto Receivables Trust, 4.25%, 4/15/12	74,518	75,352

	Principal
Asset-Backed Securities - Cont’d	Amount	Value
Wachovia Auto Loan Owner Trust:
5.08%, 4/20/12 (e)	$111,498	$111,727
5.29%, 6/20/12 (e)	318,337	320,030
5.15%, 7/20/12 (e)	1,310,000	1,321,489
4.27%, 10/22/12	613,167	615,835

Total Asset-Backed Securities (Cost $35,331,976)		35,423,892

Collateralized Mortgage-Backed Obligations
(Privately Originated) - 2.1%
Adjustable Rate Mortgage Trust, 0.656%, 2/25/35 (r)	2,897	2,571
American Home Mortgage Assets:
0.446%, 10/25/46 (r)	364,519	199,523
0.389%, 3/25/47 (r)	660,324	386,556
Banc of America Mortgage Securities, Inc., 6.00%, 10/25/36	257,123	254,674
Chase Mortgage Finance Corp.:
2.904%, 2/25/37 (r)	457,244	415,794
3.177%, 2/25/37 (r)	284,202	257,215
Impac CMB Trust:
1.036%, 10/25/34 (r)	3,608	3,243
0.996%, 11/25/34 (r)	26,550	23,743
0.776%, 4/25/35 (r)	4,448	3,412
0.88%, 5/25/35 (r)	324,072	241,372
JP Morgan Mortgage Trust, 5.294%, 7/25/35 (r)	325,616	320,241
Merrill Lynch Mortgage Investors, Inc., 4.749%, 12/25/35 (r)	381,750	381,381
MLCC Mortgage Investors, Inc.:
0.626%, 3/25/28 (r)	23,613	22,094
0.486%, 4/25/29 (r)	350,457	329,556
0.536%, 7/25/29 (r)	14,386	13,130
0.486%, 3/25/30 (r)	6,452	5,549
Sequoia Mortgage Trust, 0.577%, 11/20/34 (r)	30,030	25,846
Structured Asset Mortgage Investments, Inc., 0.446%, 9/25/36 (r)	359,502	197,453
WaMu Mortgage Pass Through Certificates, 4.771%, 10/25/35 (r)	1,000,000	844,116
Wells Fargo Mortgage Backed Securities Trust, 2.873%, 1/25/35 (r)	2,000,000	1,913,344

Total Collateralized Mortgage-Backed Obligations (Privately
Originated) (Cost $5,450,332)		5,840,813

Commercial Mortgage-Backed
Securities - 10.6%
Banc of America Commercial Mortgage, Inc., 5.787%, 5/11/35	1,375,544	1,405,311
Bear Stearns Commercial Mortgage Securities:
5.61%, 11/15/33	1,215,000	1,253,819
5.593%, 6/11/40	173,131	178,723
Credit Suisse First Boston Mortgage Securities Corp.,
6.387%, 8/15/36	335,105	348,681
First Union National Bank Commercial Mortgage, 6.423%, 8/15/33	1,480,370	1,513,871
GE Capital Commercial Mortgage Corp., 6.29%, 8/11/33	564,229	578,047

Commercial Mortgage-Backed	Principal
Securities - Cont’d	Amount	Value
GMAC Commercial Mortgage Securities, Inc.:
6.278%, 11/15/39	$680,000	$703,956
4.646%, 4/10/40	227,400	229,531
JP Morgan Chase Commercial Mortgage Securities Corp.:
6.446%, 3/15/33	750,000	748,711
6.429%, 4/15/35	2,075,864	2,122,716
5.857%, 10/12/35	4,254,776	4,300,472
6.465%, 11/15/35	4,450,000	4,588,350
4.275%, 1/12/37	368,797	377,423
LB-UBS Commercial Mortgage Trust:
6.653%, 11/15/27	1,306,765	1,325,334
6.365%, 12/15/28	1,995,000	2,034,661
Prudential Mortgage Capital Funding LLC, 6.605%, 5/10/34	2,620,679	2,658,713
Salomon Brothers Mortgage Securities VII, Inc., 6.499%, 11/13/36	4,868,559	5,034,188

Total Commercial Mortgage-Backed Securities (Cost $29,618,901)		29,402,507

Corporate Bonds - 60.0%
Achmea Hypotheekbank NV, 0.804%, 11/3/14 (e)(r)	750,000	750,098
Agilent Technologies, Inc., 2.50%, 7/15/13	1,000,000	1,017,842
Ally Financial, Inc.:
6.00%, 4/1/11	1,000,000	1,002,500
6.00%, 12/15/11	500,000	510,625
1.75%, 10/30/12	1,000,000	1,023,110
0.291%, 12/19/12 (r)	600,000	599,734
American Express Bank FSB, 0.39%, 5/29/12 (r)	1,000,000	988,735
American Express Credit Corp.:
5.00%, 12/2/10	550,000	553,712
0.417%, 6/16/11 (r)	100,000	99,796
0.376%, 2/24/12 (r)	380,000	376,918
American Express Travel, 0.459%, 6/1/11 (b)	180,000	178,119
American Express Travel Related Services Co., Inc., 5.25%,
11/21/11 (e)	185,000	192,611
American Honda Finance Corp., 1.041%, 6/20/11 (e)(r)	1,000,000	1,002,145
Anglo American Capital plc, 9.375%, 4/8/14 (e)	1,000,000	1,219,879
Anheuser-Busch InBev Worldwide, Inc.:
3.00%, 10/15/12	1,000,000	1,036,273
1.019%, 3/26/13 (r)	1,000,000	1,001,039
ANZ National International Ltd.:
0.615%, 8/5/11 (e)(r)	500,000	500,404
2.375%, 12/21/12 (e)	1,000,000	1,018,384
ArcelorMittal, 5.375%, 6/1/13	1,213,000	1,304,687
Australia & New Zealand Banking Group Ltd., 0.818%,
10/21/11 (e)(r)	1,000,000	1,001,948
BAC Capital Trust XV, 1.097%, 6/1/56 (r)	1,000,000	628,888
Bank of America Corp.:
0.775%, 4/30/12 (r)	500,000	502,495
4.50%, 4/1/15	500,000	524,703
Bank of Nova Scotia, 0.731%, 1/6/12 (r)	1,500,000	1,500,000
BankAmerica Capital III, 1.096%, 1/15/27 (r)	500,000	345,694
Barnett Capital III, 1.091%, 2/1/27 (r)	500,000	347,982

	Principal
Corporate Bonds - Cont’d	Amount	Value
Bear Stearns Co.’s LLC:
0.489%, 11/28/11 (r)	$225,000	$225,029
0.729%, 11/21/16 (r)	620,000	578,917
Berkshire Hathaway Finance Corp., 0.652%, 1/13/12 (r)	2,000,000	2,000,234
Capital One Financial Corp., 4.80%, 2/21/12	935,000	978,029
Cargill, Inc., 1.768%, 1/21/11 (e)(r)	75,000	75,161
Caterpillar Financial Services Corp., 0.542%, 12/16/11 (r)	1,000,000	1,003,206
Cellco Partnership, 2.945%, 5/20/11 (r)	1,000,000	1,016,128
Charter One Bank, 5.50%, 4/26/11	3,185,000	3,255,189
Chase Capital II, 0.966%, 2/1/27 (r)	1,000,000	758,859
Chase Capital VI, 1.091%, 8/1/28 (r)	250,000	189,106
Chesapeake Energy Corp., 7.625%, 7/15/13 (b)	1,200,000	1,308,000
Chevron Phillips Chemical Co. LLC, 7.00%, 3/15/11	500,000	514,120
Citibank:
0.528%, 7/12/11 (r)	500,000	500,606
0.448%, 5/7/12 (r)	250,000	250,271
Citigroup Funding, Inc., 0.805%, 4/30/12 (r)	500,000	502,886
Citigroup, Inc.:
7.25%, 10/1/10	1,000,000	1,000,163
2.384%, 8/13/13 (r)	4,750,000	4,782,458
0.418%, 3/7/14 (r)	1,250,000	1,170,445
Commonwealth Bank of Australia, 0.745%, 11/4/11 (e)(r)	500,000	499,800
CommonWealth REIT, 0.892%, 3/16/11 (r)	851,000	847,462
COX Communications, Inc., 7.75%, 11/1/10	1,000,000	1,005,107
Credit Agricole SA, 0.473%, 6/7/11 (e)(r)	400,000	397,970
Credit Suisse USA, Inc., 0.576%, 8/16/11 (r)	800,000	800,779
CVS Caremark Corp., 6.302% to 6/1/12, floating rate
thereafter to 6/1/62 (r)	500,000	465,752
CVS Pass-Through Trust, 7.77%, 1/10/12 (e)	316,196	337,573
Deutsche Bank Capital Trust, 4.901%, 12/29/49 (b)(r)	200,000	162,000
DISH DBS Corp., 6.375%, 10/1/11	500,000	517,500
Dow Chemical Co.:
2.668%, 8/8/11 (r)	500,000	505,403
4.85%, 8/15/12	1,250,000	1,322,182
Dr Pepper Snapple Group, Inc., 2.35%, 12/21/12	1,000,000	1,024,476
Enterprise Products Operating LLC, 7.50%, 2/1/11	1,000,000	1,021,877
Fleet Capital Trust V, 1.291%, 12/18/28 (r)	1,000,000	718,294
FMG Finance Proprietary Ltd., 4.297%, 9/1/11 (e)(r)	5,160,000	5,185,800
Ford Motor Credit Co. LLC:
5.542%, 6/15/11 (r)	750,000	764,350
3.277%, 1/13/12 (r)	2,055,000	2,052,945
7.80%, 6/1/12	500,000	533,125
Fortune Brands, Inc., 5.125%, 1/15/11	990,000	1,001,962
Foster’s Finance Corp., 6.875%, 6/15/11 (e)	2,000,000	2,069,461
FPL Group Capital, Inc., 0.818%, 11/9/12 (r)	800,000	804,333
GameStop Corp., 8.00%, 10/1/12	883,000	900,660
General Electric Capital Corp.:
0.592%, 6/8/12 (r)	150,000	150,827
0.659%, 6/20/13 (b)	1,000,000	958,000
0.731%, 1/8/16 (r)	1,000,000	926,687

	Principal
Corporate Bonds - Cont’d	Amount	Value
Glitnir Banki HF:
2.95%, 10/15/08 (b)(y)*	$120,000	$33,600
3.046%, 4/20/10 (e)(r)(y)*	50,000	15,250
3.226%, 1/21/11 (e)(r)(y)*	30,000	9,150
Goldman Sachs Capital III, 1.067%, 9/29/49 (r)	500,000	345,494
Goldman Sachs Group, Inc.:
0.668%, 11/9/11 (r)	500,000	501,719
0.492%, 3/15/12 (r)	300,000	301,084
3.625%, 8/1/12	1,000,000	1,041,275
1.135%, 9/29/14 (r)	1,000,000	971,880
0.913%, 7/22/15 (r)	650,000	610,696
Greenpoint Bank, 9.25%, 10/1/10	1,000,000	1,000,226
Harley-Davidson Funding Corp., 5.00%, 12/15/10 (e)	200,000	200,691
Hewlett-Packard Co., 1.354%, 5/27/11 (r)	800,000	805,574
Howard Hughes Medical Institute, 3.45%, 9/1/14	500,000	537,112
International Business Machines Corp., 0.485%, 11/4/11 (r)	1,000,000	1,001,224
John Deere Capital Corp.:
3.50%, 10/15/10	200,000	200,137
1.225%, 1/18/11 (r)	100,000	100,208
1.403%, 6/10/11 (r)	300,000	301,032
JPMorgan Chase & Co.:
0.663%, 4/1/11 (r)	500,000	500,513
0.429%, 2/22/12 (r)	500,000	498,218
0.522%, 6/15/12 (r)	300,000	301,578
0.539%, 12/26/12 (r)	500,000	503,151
0.958%, 2/26/13 (r)	1,000,000	1,002,187
1.039%, 9/30/13 (r)	1,000,000	1,002,941
JPMorgan Chase Capital XXIII, 1.376%, 5/15/77 (r)	250,000	179,964
Kinder Morgan Finance Co. ULC, 5.35%, 1/5/11	1,000,000	1,015,000
Koninklijke KPN NV, 8.00%, 10/1/10	1,225,000	1,225,229
Koninklijke Philips Electronics NV, 1.443%, 3/11/11 (r)	520,000	521,926
Lafarge SA, 5.50%, 7/9/15 (e)	1,000,000	1,051,250
Leucadia National Corp., 8.125%, 9/15/15	500,000	539,180
Life Technologies Corp., 3.375%, 3/1/13	1,000,000	1,031,225
Mack-Cali Realty LP, 7.75%, 2/15/11	600,000	611,831
Macy’s Retail Holdings, Inc.:
10.625%, 11/1/10	740,000	747,400
6.625%, 4/1/11	500,000	513,750
Manufacturers & Traders Trust Co.:
8.00%, 10/1/10	1,000,000	1,000,190
2.033%, 4/1/13 (r)	1,700,000	1,682,274
Masco Corp., 4.80%, 6/15/15	750,000	738,922
MBNA Capital, 1.266%, 2/1/27 (r)	250,000	170,995
Medco Health Solutions, Inc., 7.25%, 8/15/13	75,000	86,488
Medtronic, Inc., 1.25%, 9/15/21 (b)	420,000	416,850
Merrill Lynch & Co., Inc.:
0.986%, 1/15/15 (r)	206,000	195,153
1.052%, 9/15/26 (b)(r)	300,000	210,182
MetLife Institutional Funding II, 0.689%, 3/27/12 (e)(r)	1,000,000	999,998
MetLife, Inc.:
0.855%, 6/29/12 (r)	600,000	602,838
1.674%, 8/6/13 (r)	2,000,000	2,008,694

	Principal
Corporate Bonds - Cont’d	Amount	Value
Metropolitan Life Global Funding I:
2.276%, 4/14/11 (e)(r)	$250,000	$250,564
0.927%, 7/13/11 (e)(r)	1,250,000	1,249,968
0.542%, 3/15/12 (e)(r)	800,000	795,356
Mirant Americas Generation LLC, 8.30%, 5/1/11	1,000,000	1,030,000
Morgan Stanley:
0.775%, 1/18/11 (r)	360,000	359,990
0.691%, 2/10/12 (r)	200,000	200,899
2.876%, 5/14/13 (r)	1,000,000	1,018,052
0.975%, 10/18/16 (r)	1,000,000	878,226
Motorola, Inc., 7.625%, 11/15/10	1,398,000	1,408,218
Motors Liquidation Co., 8.375%, 7/15/33 (ii)*	500,000	168,750
National City Corp., 4.00%, 2/1/11	200,000	201,396
National Fuel Gas Co., 7.50%, 11/22/10	1,000,000	1,008,585
National Semiconductor Corp., 6.15%, 6/15/12	300,000	322,069
NationsBank Cap Trust III, 1.076%, 1/15/27 (r)	30,000	21,015
Nationwide Building Society, 0.549%, 5/17/12 (e)(r)	600,000	599,918
Nationwide Health Properties, Inc., 6.50%, 7/15/11	1,500,000	1,558,222
NBC Universal, Inc., 3.65%, 4/30/15 (e)	1,000,000	1,051,276
New Albertsons, Inc., 7.50%, 2/15/11	500,000	508,750
Nissan Motor Acceptance Corp., 3.25%, 1/30/13 (e)	1,000,000	1,029,605
Offshore Group Investments Ltd., 11.50%, 8/1/15 (e)	250,000	262,761
OPTI Canada, Inc., 9.00%, 12/15/12 (e)	1,500,000	1,507,500
PACCAR Financial Corp., 0.708%, 4/5/13 (r)	1,500,000	1,500,379
PNC Funding Corp.:
0.615%, 1/31/12 (r)	1,000,000	996,653
0.733%, 4/1/12 (r)	500,000	501,857
0.675%, 1/31/14 (r)	1,000,000	975,064
Pricoa Global Funding I, 0.575%, 1/30/12 (e)(r)	400,000	396,332
Rabobank Nederland NV, 0.635%, 8/5/11 (e)(r)	800,000	799,762
Rio Tinto Alcan, Inc., 4.50%, 5/15/13	1,000,000	1,072,194
Royal Bank of Scotland Group plc, 4.875%, 8/25/14 (e)	600,000	629,586
SABMiller plc, 6.20%, 7/1/11 (e)	150,000	155,413
Shell International Finance BV, 3.10%, 6/28/15	1,000,000	1,052,333
Skyway Concession Co. LLC, 0.813%, 6/30/17 (b)(e)(r)	60,000	51,600
Southern Co., 0.918%, 10/21/11 (r)	1,000,000	1,003,268
Sprint Capital Corp., 7.625%, 1/30/11	1,000,000	1,016,250
Stadshypotek AB, 0.839%, 9/30/13 (e)(r)	2,000,000	1,999,997
State Street Bank and Trust Co., 0.492%, 9/15/11 (r)	500,000	501,212
Steel Dynamics, Inc., 7.375%, 11/1/12	1,000,000	1,072,500
Suncorp-Metway Ltd., 0.667%, 12/17/10 (e)(r)	500,000	500,002
Sunoco, Inc., 6.75%, 4/1/11	1,385,000	1,421,835
SunTrust Bank:
0.449%, 5/21/12 (r)	2,000,000	1,957,285
0.619%, 8/24/15 (r)	750,000	670,316
SunTrust Capital I, 1.046%, 5/15/27 (r)	1,000,000	694,298
Svenska Handelsbanken AB, 1.292%, 9/14/12 (e)(r)	700,000	702,698
Systems 2001 AT LLC:
7.156%, 12/15/11 (e)	552,401	572,840
6.664%, 9/15/13 (e)	948,662	1,046,564
TD Ameritrade Holding Corp., 2.95%, 12/1/12	1,000,000	1,027,101

	Principal
Corporate Bonds - Cont’d	Amount	Value
Telecom Italia Capital SA:
4.875%, 10/1/10	$2,000,000	$2,000,145
0.946%, 2/1/11 (r)	595,000	592,300
Telefonica Emisiones SAU:
0.775%, 2/4/13 (r)	2,000,000	1,952,939
2.582%, 4/26/13	1,500,000	1,532,500
The Bank of Tokyo-Mitsubishi UFJ Ltd., 7.40%, 6/15/11	2,000,000	2,100,000
Timken Co., 6.00%, 9/15/14	300,000	333,753
Toll Road Investors Partnership II LP, Zero Coupon, 2/15/43 (b)(e)	500,000	92,500
Transocean, Inc., 1.625%, 12/15/37	2,500,000	2,484,935
Travelers Insurance Company Ltd., 0.776%, 12/8/11 (b)(r)	250,000	247,070
Union Pacific Railroad Co. 2004 Pass Through Trust, 5.214%,
9/30/14 (e)	370,000	408,465
US Bank, 3.778% to 4/29/15, floating rate thereafter to 4/29/20 (r)	1,500,000	1,568,878
Vornado Realty LP, 4.75%, 12/1/10	2,500,000	2,506,407
Wachovia Bank, 0.834%, 11/3/14 (r)	1,000,000	955,546
Wachovia Capital Trust III, 5.80% to 3/15/11, floating rate
thereafter to 3/29/49 (r)	2,000,000	1,755,000
Wachovia Corp., 0.815%, 10/28/15 (r)	500,000	465,998
Wells Fargo & Co., 0.512%, 6/15/12 (r)	500,000	502,060
Westfield Capital Corp. Ltd., 4.375%, 11/15/10 (e)	3,500,000	3,512,019
Westpac Banking Corp.:
0.818%, 10/21/11 (e)(r)	750,000	750,471
0.482%, 12/14/12 (e)(r)	1,000,000	1,000,365
2.10%, 8/2/13	1,000,000	1,015,065
Williams Co.’s, Inc., 2.533%, 10/1/10 (e)(r)	2,600,000	2,600,071
Williams Partners LP, 7.50%, 6/15/11	1,500,000	1,565,095
Wm. Wrigley Jr. Co., 1.913%, 6/28/11 (e)(r)	2,500,000	2,505,230
Xerox Corp., 6.875%, 8/15/11	1,400,000	1,470,021
Xstrata Canada Corp., 8.375%, 2/15/11	2,500,000	2,562,586
Yara International ASA, 5.25%, 12/15/14 (e)	995,000	1,093,841

Total Corporate Bonds (Cost $164,016,711)		166,967,451

Municipal Obligations - 0.0%
CIDC-Hudson House LLC New York Revenue VRDN, 0.90%,
12/1/34 (r)	50,000	50,000
SunAmerica Trust Revenue VRDN, 0.60%, 7/1/41 (r)	44,000	44,000

Total Municipal Obligations (Cost $94,000)		94,000

U.S. Government Agencies	Principal
and Instrumentalities - 9.3%	Amount	Value
AgFirst FCB, 8.393% to 12/15/11, floating rate thereafter
to 12/15/16 (r)	$2,655,000	$2,581,988
Federal Home Loan Bank Discount Notes, 10/1/10	21,600,000	21,600,000
Overseas Private Investment Corp., 0.22%, 8/15/17 (b)(r)	1,500,000	1,500,000
US AgBank FCB, 6.11% to 7/10/12, floating rate thereafter
to 12/31/49 (e)(r)	300,000	224,250

Total U.S. Government Agencies and Instrumentalities
(Cost $25,848,656)		25,906,238

U.S. Treasury - 4.0%
United States Treasury Bonds, 3.875%, 8/15/40	3,775,000	3,902,996
United States Treasury Notes:
0.75%, 9/15/13	840,000	842,756
1.25%, 8/31/15	920,000	919,712
2.625%, 8/15/20	5,440,000	5,491,000

Total U.S. Treasury (Cost $11,088,498)		11,156,464

Sovereign Government Bonds - 0.4%
Province of Ontario Canada, 0.789%, 5/22/12 (r)	1,000,000	1,000,886

Total Sovereign Government Bonds (Cost $1,000,000)		1,000,886

Equity Securities - 0.2%	Shares
Woodbourne Capital, Trust II, Preferred (b)(e)	1,000,000	670,000

Total Equity Securities (Cost $450,000)		670,000

TOTAL INVESTMENTS (Cost $272,899,074) - 99.3%		276,462,251
Other assets and liabilities, net - 0.7%		2,061,296
Net Assets - 100%		$278,523,547

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 15,294,638 shares outstanding		$236,309,356
Class Y: 2,357,383 shares outstanding		37,076,834
Undistributed net investment income		27,618
Accumulated net realized gain (loss) on investments		1,747,826
Net unrealized appreciation (depreciation) on investments		3,361,913

Net Assets		$278,523,547

Net Asset Value Per Share
Class A (based on net assets of $241,253,598)		$15.77
Class Y (based on net assets of $37,269,949)		$15.81

			Underlying	Unrealized
	# of	Expiration	Face Amount	Appreciation
Futures	Contracts	Date	at Value	(Depreciation)
Purchased:
30 Year U.S. Treasury Bonds	2	12/10	$267,438	$7,748

Sold:
2 Year U.S. Treasury Notes	429	12/10	$94,158,797	($132,815)
5 Year U.S. Treasury Notes	122	12/10	14,745,797	(76,197)
Total Sold				($209,012)

(b)   This security was valued by the Board of Trustees. See Note A.

(e)    Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(r)    The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(y)    The government of Iceland took control of Glitnir Banki HF (the “Bank”) on October 8, 2008. The government has prohibited the Bank from paying any claims owed to foreign entities. These securities are no longer accruing interest.

(ii)   General Motors filed for Chapter 11 bankruptcy on June 1, 2009. This security is no longer accruing interest.

* Non-income producing security.

Abbreviations:

FCB: Farm Credit Bank

FSB: Federal Savings Bank

LLC: Limited Liability Corporation

LP: Limited Partnership

REIT: Real Estate Investment Trust

ULC: Unlimited Liability Corporation

VRDN: Variable Rate Demand Notes

See notes to financial statements.

Statement of Operations
year ended september 30, 2010

Net Investment Income
Investment Income:
Interest income	$4,863,420
Dividend income	21,572
Total investment income	4,884,992

Expenses:
Investment advisory fee	621,916
Administrative fees	518,264
Transfer agency fees and expenses	381,296
Distribution Plan expenses:
Class A	498,207
Trustees’ fees and expenses	11,131
Custodian fees	60,332
Accounting fees	34,088
Registration fees	23,619
Reports to shareholders	39,977
Professional fees	24,412
Miscellaneous	4,689
Total expenses	2,217,931
Reimbursement from Advisor:
Class A	(383,222)
Fees paid indirectly	(816)
Net expenses	1,833,893

Net Investment Income	3,051,099

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	2,126,113
Futures	(551,910)
1,574,203

Change in unrealized appreciation (depreciation) on:
Investments	1,573,852
Futures	(160,541)
1,413,311

Net Realized and Unrealized Gain
(Loss)	2,987,514

Increase (Decrease) in Net Assets
Resulting From Operations	$6,038,613

See notes to financial statements.

Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2010	2009
Operations:
Net investment income	$3,051,099	$1,277,966
Net realized gain (loss) on investments	1,574,203	493,956
Change in unrealized appreciation (depreciation)	1,413,311	2,079,846

Increase (Decrease) in Net Assets
Resulting From Operations	6,038,613	3,851,768

Distributions to shareholders from:
Net investment income:
Class A shares	(2,657,904)	(1,067,246)
Class Y shares	(138,380)	—
Net realized gain:
Class A shares	(728,246)	(75,369)
Total distributions	(3,524,530)	(1,142,615)

Capital share transactions:
Shares sold:
Class A shares	263,983,680	95,347,690
Class Y shares	43,789,323	—
Reinvestment of distributions:
Class A shares	2,918,935	998,163
Class Y shares	67,565	—
Redemption fees:
Class A shares	2,171	1,066
Class Y shares	1,592	—
Shares redeemed:
Class A shares	(121,841,396)	(32,518,605)
Class Y shares	(6,782,437)	—
Total capital share transactions	182,139,433	63,828,314

Total Increase (Decrease) in Net Assets	184,653,516	66,537,467

See notes to financial statements.

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets - (Cont’d)

	Year Ended	Year Ended
	September 30,	September 30,
Net Assets	2010	2009
Beginning of year	$93,870,031	$27,332,564
End of year (including undistributed net investment
income of $27,618 and $3,399, respectively)	$278,523,547	$93,870,031

Capital Share Activity
Shares sold:
Class A shares	16,841,241	6,272,330
Class Y shares	2,782,351	—
Reinvestment of distributions:
Class A shares	186,214	66,150
Class Y shares	4,278	—
Shares redeemed:
Class A shares	(7,758,030)	(2,138,944)
Class Y shares	(429,246)	—
Total capital share activity	11,626,808	4,199,536

See notes to financial statements.

Notes to Financial Statements

Note A –– Significant Accounting Policies

General: The Calvert Ultra-Short Income Fund (the “Fund”), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. The Fund offers Class A and Class Y (which commenced operations on May 28, 2010) shares of beneficial interest.  Class A shares are sold with a maximum front-end sales charge of 1.25%. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with the Fund’s Distributor to offer Class Y shares.  Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares.  Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Municipal securities are valued utilizing a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund’s net asset value determination, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At September 30, 2010, securities valued at $5,827,921 or 2.1% of net assets, were fair valued in good faith under the direction of the Board of Trustees.

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. For additional information on the Fund’s policy regarding valuation of investments, please refer to the Fund’s most recent prospectus.

The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2010:

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity securities	-	-	$670,000	$670,000
Asset-backed securities	-	$35,423,892	-	35,423,892
Collateralized mortgage-backed obligations	-	5,840,813	-	5,840,813
Commercial mortgage-backed securities	-	29,402,507	-	29,402,507
Corporate debt	-	164,971,812	1,995,639	166,967,451
Municipal obligations	-	94,000	-	94,000
U.S. government obligations	-	35,562,702	1,500,000	37,062,702
Other debt obligations	-	1,000,886	-	1,000,886
TOTAL	-	$272,296,612	$4,165,639**	$276,462,251
Other financial instruments*	($201,264)	-	-	($201,264)

* Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

**Level 3 securities represent 1.5% of net assets.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to hedge against changes in the value of interest rates. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.

Short Sales: The Fund may use a hedging technique that involves short sales of U.S. Treasury securities for the purposes of managing the duration of the Fund. Any short sales are “covered” with an equivalent amount of high-quality, liquid securities.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See Statement of Net Assets footnotes on page 23.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 7 days of purchase in the same Fund. The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Fund’s cash on deposit with the bank. These credits are used to reduce the Fund’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”.  ASU 2010-06 will require reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures.  The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010.  At this time, management is evaluating the implications of ASU No. 2010-06 disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures and its impact on the financial statements has not been determined.

Note B — Related Party Transactions

Calvert Asset Management Company, Inc. (the “Advisor”) is wholly-owned by Calvert Group, Ltd. (“Calvert”), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives a monthly fee based on an annual rate of .30% of the first $1 billion of the Fund’s average daily net assets, and .29% of all assets above $1 billion.  Under the terms of the agreement, $70,168 was payable at year end. In addition, $29,319 was payable at year end for operating expenses paid by the Advisor during September 2010.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2011. The contractual expense cap is .89% for Class A and .84% for Class Y. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .25% for Classes A and Y based on their average daily net assets.  Under the terms of the agreement, $58,473 was payable at year end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. The Distribution Plan, adopted by Class A shares, allows the Fund to pay the Distributor for expenses and services associated with the distribution of shares. The expenses paid may not exceed .50% annually of the Fund’s average daily net assets of Class A. The amount actually paid by the Fund is an annualized fee, payable monthly of .25% of the Fund’s average daily net assets of Class A. Class Y shares do not have Distribution Plan expenses. Under the terms of the agreement, $50,521 was payable at year end.

The Distributor received $64,268 as its portion of the commissions charged on sales of the Fund’s Class A shares for the year ended September 30, 2010.

Calvert Shareholder Services, Inc. (“CSSI”), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $33,033 for the year ended September 30, 2010. Under the terms of the agreement, $4,543 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $45,000 ($32,000 prior to April 1, 2010) plus up to $2,000 ($1,500 prior to April 1, 2010) for each Board and Committee meeting attended. The Board chair and Committee chairs each receive an additional $5,000 annual retainer. Trustee’s fees are allocated to each of the funds served.

Note C — Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term and U.S. government securities, were $372,246,398 and $252,856,777, respectively. U.S. government security purchases and sales were $123,039,886 and $113,419,919, respectively.

The tax character of dividends and distributions paid during the periods ended September 30, 2010 and September 30, 2009 were as follows:

Distributions paid from:	2010	2009
Ordinary income	$3,524,530	$1,142,365
Long term capital gain	—	250
Total	$3,524,530	$1,142,615

As of September 30, 2010, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$4,132,784
Unrealized (depreciation)	(581,580)
Net unrealized appreciation/(depreciation)	$3,551,204
Undistributed ordinary income	$1,358,391
Undistributed long term capital gain	$234,097
Federal income tax cost of investments	$272,911,047

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are mainly due to wash sales, straddles, and Section 1256 contracts.

Reclassifications, as shown in the table below, have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Fund are due to asset-backed securities and tax-exempt income.

Undistributed net investment income	($230,596)
Accumulated net realized gain (loss)	224,686
Paid-in capital	5,910

Note D — Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2010. For the year ended September 30, 2010, borrowings by the Fund under the Agreement were as follows:

	Weighted		Month of
Average	Average	Maximum	Maximum
Daily	Interest	Amount	Amount
Balance	Rate	Borrowed	Borrowed
$23,997	1.48%	$1,104,605	January 2010

Note E – Subsequent Events

In preparing the financial statements as of September 30, 2010, no subsequent events or transactions occurred that would have materially impacted the financial statements as presented.

financial highlights

	Years Ended
	September 30,	September 30,
Class A Shares	2010	2009
Net asset value, beginning	$15.58	$14.97
Income from investment operations:
Net investment income	.21	.34
Net realized and unrealized gain (loss)	.27	.60
Total from investment operations	.48	.94
Distributions from:
Net investment income	(.20)	(.30)
Net realized gain	(.09)	(.03)
Total distributions	(.29)	(.33)
Total increase (decrease) in net asset value	.19	.61
Net asset value, ending	$15.77	$15.58

Total return*	3.07%	6.42%
Ratios to average net assets: A
Net investment income	1.46%	2.36%
Total expenses	1.08%	1.26%
Expenses before offsets	.89%	.93%
Net expenses	.89%	.89%
Portfolio turnover	268%	300%
Net assets, ending (in thousands)	$241,254	$93,870

	Periods Ended
	September 30,	September 30,
Class A Shares	2008	2007^
Net asset value, beginning	$15.04	$15.00
Income from investment operations:
Net investment income	.60	.61
Net realized and unrealized gain (loss)	.04	.03
Total from investment operations	.64	.64
Distributions from:
Net investment income	(.61)	(.60)
Net realized gain	(.10)	—
Total distributions	(.71)	(.60)
Total increase (decrease) in net asset value	(.07)	.04
Net asset value, ending	$14.97	$15.04

Total return*	4.34%	4.34%
Ratios to average net assets: A
Net investment income	3.57%	4.52% (a)
Total expenses	2.09%	3.90% (a)
Expenses before offsets	.92%	1.05% (a)
Net expenses	.89%	.89% (a)
Portfolio turnover	475%	506%
Net assets, ending (in thousands)	$27,333	$3,256

See notes to financial highlights.

financial highlights

Period Ended
September 30,
Class Y Shares	2010^^
Net asset value, beginning	$15.67
Income from investment operations:
Net investment income	.07
Net realized and unrealized gain (loss)	.14
Total from investment operations	.21
Distributions from:
Net investment income	(.07)
Net realized gain	—
Total distributions	(.07)
Total increase (decrease) in net asset value	.14
Net asset value, ending	$15.81

Total return*	1.35%
Ratios to average net assets: A
Net investment income	1.69% (a)
Total expenses	.75% (a)
Expenses before offsets	.75% (a)
Net expenses	.75% (a)
Portfolio turnover	62%
Net assets, ending (in thousands)	$37,270

See notes to financial highlights.

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a)    Annualized.

 *     Total return is not annualized for periods less than one year and does not reflect deduction of any front-end sales charge.

 ^     From October 31, 2006, inception.

^^     From May 28, 2010, inception.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date -values.

Statement of Operations

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov.

The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustee and Officer Information Table

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT TRUSTEES
RICHARD L. BAIRD, JR. AGE: 62	Trustee	1976	President and CEO of Adagio Health Inc. in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	29	None
DOUGLAS E. FELDMAN, M.D. AGE: 62	Trustee	1982	Partner of The Feldman ENT Group in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	12	None
JOHN G. GUFFEY, JR. AGE: 62	Trustee	1976	Treasurer and Director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003) and President of Aurora Press Inc., a privately held publisher of trade paperbacks.	29	• Ariel Funds (3) • Calvert Social Investment Foundation • Calvert Ventures, LLC

M. CHARITO KRUVANT AGE: 64	Trustee	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	34	• Acacia Federal Savings Bank • Summit Foundation • WETA Public Broadcasting
ANTHONY A. WILLIAMS AGE: 59	Trustee	2010	Executive Director of Global Government Practice at the Corporate Executive Board (since Jan. 2010); William H. Bloomberg Lecturer in Public Management at the Harvard Kennedy School (since 2009); Director of State and Municipal Practice at Arent Fox LLP (since 2009); Chief Executive Officer of Primum Public Realty Trust (20072008); Mayor of Washington D.C. (1999-2007).	13	• Freddie Mac • Meruelo Maddux Properties, Inc. • Weston Solutions, Inc. • Bipartisan Debt Reduction Task Force • Chesapeake Bay Foundation • Catholic University of America • Urban Institute
INTERESTED TRUSTEES
BARBARA J. KRUMSIEK AGE: 58	Trustee & President	1997	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	51	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (Chair)
D. WAYNE SILBY, Esq. AGE: 62	Trustee & Chair	1976	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003).	29	• UNIFI Mutual Holding Company • Calvert Social Investment Foundation • Giving Assets, Inc. • Studio School Fund • Syntao.com China • The ICE Organization
OFFICERS
KAREN BECKER AGE: 57	Chief Compliance Officer	2005	Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Asset Management Company, Inc.
SUSAN WALKER BENDER, Esq. AGE: 51	Assistant Vice President & Assistant Secretary	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.

JENNIFER BERG AGE: 36	Assistant Fund Controller	2009	Fund Administration Manager of Calvert Group Ltd.
THOMAS DAILEY AGE: 46	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 42	Assistant Vice President & Assistant Secretary	1996	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Group, Ltd., and Chief Compliance Officer for Calvert Asset Management Company, Inc. and Calvert Distributors, Inc.
PATRICK FAUL AGE: 45	Vice President	2010

Vice President of Calvert Asset Management Company, Inc. (“CAMCO”) since 2008, and Head of Credit Research for CAMCO since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008) for CAMCO.

TRACI L. GOLDT AGE: 36	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 60	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 45	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, ESQ. AGE: 40	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 53	Assistant Secretary	2007	Assistant Secretary and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 47	Assistant Vice President & Assistant Secretary	2007	Assistant Vice President, Assistant Secretary, and Assistant Counsel Compliance of Calvert Group, Ltd.
JANE B. MAXWELL Esq. AGE: 58	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary & Assistant General Counsel of of Calvert Group, Ltd.
ANDREW K. NIEBLER, Esq. AGE: 43	Assistant Vice President & Assistant Secretary	2006

Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2006, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton LLP.

CATHERINE P. ROY AGE: 54	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc. and Chief Investment Officer – Fixed Income.

WILLIAM M. TARTIKOFF, Esq. AGE: 63	Vice President & Secretary	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 42	Vice President	2008

Senior Vice President of Calvert Asset Management Company, Inc., and Chief Investment Officer -Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER, CPA AGE: 58	Treasurer	1979 (CTFR 1980)	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 49	Fund Controller	1999	Vice President of Calvert Administrative Services Company.

The address of Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby’s address is 1715 18th Street, N.W., Washington, DC  20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s advisor and certain affiliates.  Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund’s advisor.

Additional information about the Fund’s Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

To Open an Account

800-368-2748

Yields and Prices

Calvert Information Network

(24 hours, 7 days a week)

800-368-2745

Service for Existing Account

Shareholders: 800-368-2745

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TDD for Hearing Impaired

800-541-1524

Branch Office

4550 Montgomery Avenue

Suite 1000 North

Bethesda, Maryland 20814

Registered, Certified

or Overnight Mail

Calvert Group

c/o BFDS,

330 West 9th Street

Kansas City, MO 64105

Web Site

www.calvert.com

Principal Underwriter

Calvert Distributors, Inc.

4550 Montgomery Avenue

Suite 1000 North

Bethesda, Maryland 20814

Calvert

Ultra-short income fund

Calvert’s

Family of Funds

Tax-Exempt Money
Market Funds

CTFR Money Market Portfolio

Taxable Money Market Funds

First Government Money Market Fund

CSIF Money Market Portfolio

Municipal Funds

Calvert Tax-Free Bond Fund

Taxable Bond Funds

CSIF Bond Portfolio

Income Fund

Short Duration Income Fund

Long-Term Income Fund

Ultra-Short Income Fund

Government Fund

Short-Term Government Fund

High Yield Bond Fund

Equity Funds

CSIF Enhanced Equity Portfolio

CSIF Equity Portfolio

Calvert Large Cap Growth Fund

Calvert Large Cap Value Fund

Calvert Social Index Fund

Capital Accumulation Fund

CWV International Equity Fund

New Vision Small Cap Fund

Small Cap Value Fund

Mid Cap Value Fund

Global Alternative Energy Fund

Global Water Fund

International Opportunities Fund

Balanced and Asset

Allocation Funds

CSIF Balanced Portfolio

Calvert Conservative Allocation Fund

Calvert Moderate Allocation Fund

Calvert Aggressive Allocation Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

Calvert Government Fund

Annual Report

September 30, 2010

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TABLE
OF CONTENTS

4         President’s Letter

7         Portfolio Management Discussion

11       Shareholder Expense Example

13       Report of Independent Registered Public Accounting Firm

14       Schedule of Investments

17       Statement of Assets and Liabilities

18       Statement of Operations

19       Statements of Changes in Net Assets

21       Notes to Financial Statements

28       Financial Highlights

30       Explanation of Financial Tables

32       Proxy Voting and Availability of Quarterly Portfolio Holdings

34       Trustee and Officer Information Table

Dear Shareholder:

Over the 12-month reporting period, the U.S. financial markets and economy continued to recover from the “Great Recession” in fits and starts. Mixed economic data painted an uncertain—and sometimes contradictory—picture about improvements in the U.S. labor market, housing trends, business strength, and consumer confidence and spending.

In the winter of 2009-2010, encouraged by signs that U.S. economic and stimulus policies  appeared to be working, investors became less risk averse, pouring money into  higher-yielding areas of the bond market as well as stocks. In the spring, however, investor sentiment took an abrupt turn as confidence in the pace of global economic recovery waned and new European sovereign debt worries emerged.

On the home front, the devastating April 20 Gulf of Mexico oil spill—followed by the May 6 “flash crash” in the stock market—also contributed to investor pessimism. The demand for Treasuries and other more conservative asset classes once again gained momentum. Asset inflows into bond funds reached $152 billion for the first half of 2010, according to Lipper data, versus inflows of $24 billion into equity funds.

While fears of a double-dip recession and deflation appear to have receded with September’s surge in stock prices and an uptick in consumer spending, a number of macroeconomic concerns continue to weigh on the markets. These include uncertainty over tax reform and U.S. financial regulations, high levels of national, state, and local government debt, and global currency issues. Against this backdrop, it’s likely that economic recovery will continue to move slowly and unevenly ahead, with continued market volatility.

Bond Investments Continue to Reward Investors

Fixed-income investment returns were strong overall for the 12-month period. The best-performing fixed-income market sectors were high-yield and investment-grade corporate bonds.

The Barclays Capital U.S. Credit Index, a market barometer for investment-grade corporate bonds, was up 11.67% for the 12-month period versus 10.16% for the Standard & Poor’s 500 Index of large-cap stocks. Once again, high-yield bonds led results, with the BofA Merrill Lynch High Yield Master II Index up 18.51%. Money-market returns remained low but were positive, reflecting the Federal Reserve’s continued target of 0% to 0.25% for the federal funds rate.

Our Fund Strategies

With short-term interest rates at historically low levels, we believe that interest-rate risk is significant. As a result, our portfolios have been conservatively positioned with shorter-than-benchmark durations for some time to help minimize losses should interest rates rise over time. (Duration measures a portfolio’s sensitivity to changes in interest rates. Generally, the longer the duration, the greater the change in price for a given change in interest rates.) This is not just in anticipation of higher interest rates in the future, but is also based on our assessment of the risk/reward tradeoff in the current market.  Because of our conservative approach, some of our fixed-income strategies have struggled somewhat against their benchmarks as interest rates have dropped, while some of their industry peers have benefitted.

As asset flows into fixed-income funds  continue to eclipse those for U.S. stock  funds—a trend that has been in place for a couple years—many analysts worry about a “bond market bubble.” In our view, there may be some signs of an unsustainable bubble forming in the bond market. This is particularly true in the Treasury market, where investor demand has helped push yields to record lows. This is certainly a factor that our bond fund portfolio managers consider when designing risk management strategies.

Recovery Muted But on Track

In late September, the National Bureau of Economic Research declared that the “Great Recession” ended in June 2009.  This was reassuring news, although skepticism remains as a result of the fragile pace of economic recovery. We expect the recovery to continue at a muted pace, with slower gross domestic product growth than we have seen in past recoveries. Central banks around the world are maintaining extremely accommodative monetary policies, which has generally kept interest rates very low by historical standards.

Looking ahead, we believe that the coming months will be a time of repair and restructuring in the economy and markets. While a constrained housing market, high unemployment, and lack of consumer spending may continue to place a drag on growth, the Federal Reserve has indicated it will continue its expansionary monetary policy to support the economy during this critical juncture.

Financial Reform Underway

Looking ahead, long-awaited financial reform is under way with Congressional passage of the largest financial reform bill since the Great Depression. The legislation seeks to address inadequate regulation of Wall Street firms and the type of unrestrained environment that led to the credit crisis of 2008 and the ensuing global market meltdown.

As the Obama administration and Congress work to implement key financial reforms, we believe that over time these efforts may work to redress some systemic imbalances in the financial system and provide additional stability to the economy and markets.

Review Your Portfolio Allocations

In our view, the fixed-income markets are likely to be in transition for some time as the government tackles financial reform, the credit markets continue to recover, and consumers continue to reduce their debt burdens.

 In this shifting market environment, we believe that it is a sound strategy to include a range of fixed-income investments in your portfolio. Meet with your financial advisor to discuss your current allocations to ensure that they are appropriate given your financial goals, investment time horizon, and the current market outlook.

Be sure to visit our website, www.calvert.com, for frequent updates and commentary on economic and market developments from Calvert professionals.

As always, we appreciate your investing with Calvert.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.

October 2010

calvert

government fund

September 30, 2010

Investment Performance

(total return at NAV*)

	6 Months	12 months
	Ended	Ended
	9/30/10	9/30/10
Class A	5.26%	7.31%
Class C	4.72%	6.25%
Barclays Capital U.S. Government Index	6.87%	6.97%
Lipper General U.S. Government Funds Average	7.66%	7.59%

SEC Yields
	30 Days Ended
	9/30/10	9/30/09
Class A	0.63%	1.08%
Class C	(0.31%)	0.14%

*Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 3.75% front-end sales charge or any deferred sales charge.

Portfolio Management Discussion

Gregory Habeeb
Senior Vice President and Senior Portfolio Manager of Calvert Asset Management Company

Performance

For the 12-month reporting period ended September 30, 2010, Calvert Government Fund (A shares at NAV) returned 7.31%, outperforming its passive benchmark, the Barclays Capital U.S. Government Index (the “Index”), which returned 6.97% for the same period. The fund’s sector allocation strategy, which included a significant weighting in AAA-rated corporate securities guaranteed by the Federal Deposit Insurance Corporation (FDIC), was the primary reason for its outperformance.

Investment Climate

The 12-month period that ended September 30, 2010 was another eventful chapter in the history of U.S. economic and financial markets. The period can be divided, roughly, into three parts. The first, from fall 2009 through winter 2010, featured solid economic growth driven by federal stimulus funding and corporate inventory replenishment. During this time, interest rates increased, with the yield on 10-year Treasury notes reaching 4% early in April. 1 The Federal Reserve (Fed) began to passively withdraw monetary stimulus and prepared to more actively draw off excess reserves later in the year.

In the spring, the brewing European sovereign debt crisis boiled over and investors’ risk-aversion returned. The European Union and European Central Bank struggled to establish control, which eventually affected U.S. markets. Yields on liquid, low-risk instruments like Treasuries declined, while the prices of stocks and riskier bonds fell. In addition, there was evidence that the U.S. recovery had stumbled. Indeed, economic growth, which had reached a 5% annualized rate during the last quarter of 2009,2 slowed to 1.7% annualized for the April through June period. The pace of private sector job creation also slowed, and the Fed shelved its plan to withdraw monetary stimulus.

In the summer, European leaders firmly took control of the debt crisis. Investors’ risk appetite revived and markets recovered globally. Savers sought to escape money-market yields, which were near zero percent, and investors sought higher-yielding opportunities. The U.S. economic outlook, however, remained uncertain. During the last three months of the reporting period, the Fed made it clear that low interest rates would persist. In addition, the Fed revived its Treasury purchase program during August. Bonds continued to rally, providing strong returns in the July through September quarter.

As of early October, estimates of economic growth from the Wall Street Journal survey of economic forecasters indicated that the economy grew 3.2% over the entire reporting period. This is in line with the long-term average growth rate for the United States, but is only about one-half the pace experienced during the recovery stages of past deep recessions. We believe that the recovery phase will probably end in the first quarter of 2011, when GDP growth will likely match or eclipse its 2007 high.

The core inflation rate dropped steadily during the first half of the reporting period before settling at 0.9%. It has remained at that level for the past several months.3 The dollar declined broadly, except against the euro, as investors expected the U.S. government and central bank to continue to pursue weak-dollar policies to support exports.

Portfolio Strategy

At the beginning of the reporting period, we expected the yield difference between long- and short-maturity Treasury securities to narrow. Consequently, we positioned the Fund for a flattening yield curve. As we thought, over the full reporting period, the yield differential between two- and 10-year Treasuries compressed from 2.36 percentage points to 2.09 percentage points.

We also anticipated a rising interest rate environment in which returns on corporate securities would continue to outpace Treasury returns. Accordingly, at the beginning of the reporting period, 26.09% of the Fund’s assets were allocated to AAA-rated corporate securities guaranteed by the FDIC, while the passive benchmark held 16.08%.

Both our yield-curve strategies and our allocation to FDIC-insured corporates helped relative returns during the reporting period. However, these gains were partially offset by the Fund’s short duration positioning. Duration is a measure of a portfolio’s sensitivity to changes in interest rates. The longer the duration, the greater the change in price relative to interest rate movements. The Fund uses Treasury futures to hedge its interest rate position. Over the 12-month reporting period, two- and 10-year Treasury yields fell by 52 and 80 basis points,4 respectively, which benefitted longer-duration strategies. Typically, when bond yields decline, bond prices increase. Consequently, the fund’s short-duration strategy held back its return relative to the benchmark.

Outlook

Looking ahead, we think that the process of economic recovery, repair, and restructuring will persist. However, deleveraging in the private sector probably will continue to act as a drag on economic growth, limiting the strength of the recovery. We expect the Fed to continue to pursue expansionary monetary policy to support economic recovery. On the other hand, in the current political environment, we don’t foresee the passage of any large new fiscal stimulus packages unless the economy falls into another recession.

October 2010

1 Source for interest rate data: Federal Reserve

2 Bureau of Economic Analysis

3 Bureau of Labor Statistics

4 A basis point is 0.01 percentage point.

calvert

government fund

September 30, 2010

Average Annual Total Returns

Class A Shares	(with max. load)
One year	3.22%
Since inception (12/31/2008)	6.42%

Class C Shares	(with max. load)
One year	5.25%
Since inception (12/31/2008)	7.81%

calvert

government fund

September 30, 2010

% of Total
Economic Sectors	Investments
Consumer, Cyclical	0.7%
Consumer, Non-cyclical	1.0%
Financials	18.2%
Government	77.5%
Industrials	1.6%
Mortgage Securities	1.0%
Total	100%

Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Classes A and C shares and reflect the deduction of the maximum front-end Class A sales charge of 3.75%, or deferred sales charge, as applicable and assume the reinvestment of dividends.  The result is compared with benchmarks that include a broad based market index and a Lipper peer group average.  Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges.  The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s/Portfolio’s distributions or the redemption of the Fund/Portfolio shares.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com.  The gross expense ratio from the current prospectus for Class A shares is 5.67%.  This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers.  Performance data quoted already reflects the deduction of the Fund’s/Portfolio’s operating expenses.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2010 to September 30, 2010).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
	4/1/10	9/30/10	4/1/10 - 9/30/10
Class A
Actual	$1,000.00	$1,052.60	$5.35
Hypothetical	$1,000.00	$1,019.85	$5.27
(5% return per
year before expenses)
Class C
Actual	$1,000.00	$1,047.20	$10.47
Hypothetical	$1,000.00	$1,014.84	$10.30
(5% return per
year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.04% and 2.04% for Class A and Class C respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm

The Board of Trustees of The Calvert Fund and Shareholders of Calvert Government Fund:

We have audited the accompanying statement of assets and liabilities of the Calvert Government Fund (the Fund), a series of The Calvert Fund, including the schedule of investments, as of September 30, 2010 and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended and the period from December 31, 2008 (inception) through September 30, 2009. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on this financial statement based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with custodians and brokers or other appropriate auditing procedures.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Government Fund as of September 30, 2010, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and the period from December 31, 2008 (inception) through September 30, 2009, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP
Philadelphia, Pennsylvania
November 24, 2010

schedule of investments
september 30, 2010

	Principal
FDIC Guaranteed Corporate Bonds - 11.6%	Amount	Value
Ally Financial, Inc.:
1.75%, 10/30/12	$30,000	$30,693
0.291%, 12/19/12 (r)	40,000	39,982
Bank of America Corp., 0.775%, 4/30/12 (r)	30,000	30,150
BankBoston Capital Trust III, 1.042%, 6/15/27 (r)	50,000	33,620
Citibank, 0.528%, 7/12/11 (r)	25,000	25,030
Citigroup Funding, Inc., 0.805%, 4/30/12 (r)	30,000	30,173
General Electric Capital Corp., 0.592%, 6/8/12 (r)	20,000	20,110
Goldman Sachs Group, Inc.:
0.668%, 11/9/11 (r)	30,000	30,103
0.492%, 3/15/12 (r)	80,000	80,289
JPMorgan Chase & Co.:
0.663%, 4/1/11 (r)	15,000	15,015
0.522%, 6/15/12 (r)	30,000	30,158
0.539%, 12/26/12 (r)	50,000	50,315
MetLife, Inc., 0.855%, 6/29/12 (r)	50,000	50,236
Morgan Stanley, 0.691%, 2/10/12 (r)	30,000	30,135
PNC Funding Corp., 0.733%, 4/1/12 (r)	30,000	30,111
State Street Bank and Trust Co., 0.492%, 9/15/11 (r)	35,000	35,085
Wells Fargo & Co., 0.512%, 6/15/12 (r)	30,000	30,124

Total FDIC Guaranteed Corporate Bonds (Cost $577,259)		591,329

Collateralized Mortgage-Backed
Obligations (Privately Originated) - 0.8%
JP Morgan Mortgage Trust, 5.294%, 7/25/35 (r)	13,567	13,343
Merrill Lynch Mortgage Investors, Inc., 4.749%, 12/25/35 (r)	27,268	27,242

Total Collateralized Mortgage-Backed Obligations
(Privately Originated) (Cost $39,586)		40,585

Corporate Bonds - 6.3%
Aflac, Inc., 3.45%, 8/15/15	50,000	51,914
American Express Travel Related Services Co., Inc., 5.25%, 11/21/11 (e)	15,000	15,617
APL Ltd., 8.00%, 1/15/24 (b)	25,000	20,000
CVS Caremark Corp., 6.302% to 6/1/12, floating rate
thereafter to 6/1/62 (r)	30,000	27,945
Howard Hughes Medical Institute, 3.45%, 9/1/14	40,000	42,969
McGuire Air Force Base Military Housing Project, 5.611%, 9/15/51 (e)	35,000	32,226
Systems 2001 AT LLC, 6.664%, 9/15/13 (e)	42,533	46,922
Toll Road Investors Partnership II LP, Zero Coupon:
2/15/43 (b)(e)	70,000	12,950
2/15/45 (b)(e)	223,524	34,226

	Principal
Corporate Bonds - Cont’d	Amount	Value
Wachovia Capital Trust III, 5.80% to 3/15/11, floating rate
thereafter to 3/29/49 (r)	$40,000	$35,100

Total Corporate Bonds (Cost $274,974)		319,869

U.S. Government Agencies
and Instrumentalities - 59.1%
AgFirst FCB, 6.585% to 6/15/12, floating rate thereafter to
6/29/49 (b)(e)(r)	50,000	34,500
COP I LLC, 3.613%, 12/5/21	95,241	103,044
Fannie Mae:
1.75%, 3/23/11	100,000	100,719
1.25%, 8/20/13	500,000	506,295
Federal Home Loan Bank, 5.00%, 11/17/17	60,000	71,141
Freddie Mac, 1.125%, 7/27/12	300,000	303,450
Freddie Mac Discount Notes, 10/13/10	900,000	899,958
New Valley Generation I, 7.299%, 3/15/19	70,179	86,533
New Valley Generation II, 5.572%, 5/1/20	35,982	39,547
New Valley Generation V, 4.929%, 1/15/21	49,302	55,127
Overseas Private Investment Corp., 0.22%, 8/15/17 (b)(r)	200,000	200,000
Premier Aircraft Leasing EXIM 1 Ltd.:
3.576%, 2/6/22	96,578	101,240
3.547%, 4/10/22	49,083	51,260
Private Export Funding Corp.:
4.90%, 12/15/11	30,000	31,730
3.05%, 10/15/14	70,000	74,842
4.55%, 5/15/15	30,000	34,087
Tennessee Valley Authority:
4.375%, 6/15/15	100,000	112,710
5.25%, 9/15/39	60,000	69,644
US AgBank FCB, 6.11% to 7/10/12, floating rate thereafter
to 12/31/49 (e)(r)	40,000	29,900
Vessel Management Services, Inc.:
5.85%, 5/1/27	48,000	55,652
5.125%, 4/16/35	49,000	55,320

Total U.S. Government Agencies and Instrumentalities
(Cost $2,922,412)		3,016,699

	Principal
U.S. Treasury - 5.2%	Amount	Value
United States Treasury Bonds:
4.375%, 5/15/40	$100,000	$112,312
3.875%, 8/15/40	150,000	155,086

Total U.S. Treasury (Cost $258,444)		267,398

TOTAL INVESTMENTS (Cost $4,072,675) - 83.0%		4,235,880
Other assets and liabilities, net - 17.0%		869,372
Net Assets - 100%		$5,105,252

			Underlying	Unrealized
	# of	Expiration	Face Amount	Appreciation
Futures	Contracts	Date	at Value	(Depreciation)
Purchased:
30 Year U.S. Treasury Bonds	3	12/10	$401,156	($472)
Sold:
2 Year U.S. Treasury Notes	8	12/10	$1,755,875	($1,477)
5 Year U.S. Treasury Notes	11	12/10	1,329,539	(5,020)
10 Year U.S. Treasury Notes	3	12/10	378,141	(2,675)
Total Sold				($9,172)

(b)   This security was valued by the Board of Trustees. See Note A.

(e)    Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(r)    The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

Abbreviations:

FCB: Farm Credit Bank

LLC: Limited Liability Corporation

LP: Limited Partnership

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

september 30, 2010

Assets
Investments in securities, at value (Cost $4,072,675) -
see accompanying schedule	$4,235,880
Cash	799,657
Receivable for securities sold	101,000
Receivable for futures variation margin	230
Receivable for shares sold	48,650
Interest and dividends receivable	18,180
Other assets	14,795
Total assets	5,218,392

Liabilities
Payable for securities purchased	98,567
Payable for shares sold	5
Payable to Calvert Asset Management Co., Inc.	2,275
Payable to Calvert Administrative Services Co.	606
Payable to Calvert Shareholder Services, Inc.	124
Payable to Calvert Distributors, Inc.	1,621
Accrued expenses and other liabilities	9,942
Total liabilities	113,140

Net Assets	$5,105,252

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 237,634 shares outstanding	$3,748,501
Class C: 69,620 shares outstanding	1,134,982
Undistributed net investment income	592
Accumulated net realized gain (loss) on investments	67,616
Net unrealized appreciation (depreciation) on investments	153,561

Net Assets	$5,105,252

Net Asset Value Per Share:
Class A (based on net assets of $3,950,830)	$16.63
Class C (based on net assets of $1,154,422)	$16.58

See notes to financial statements.

Statement of Operations

year ended september 30, 2010

Net Investment Income
Investment Income:
Interest income	$72,839
Total investment income	72,839

Expenses:
Investment advisory fee	11,155
Transfer agency fees and expenses	19,953
Administrative fees	4,183
Distribution Plan expenses:
Class A	6,087
Class C	3,540
Trustees’ fees and expenses	141
Custodian fees	20,480
Registration fees	29,318
Reports to shareholders	2,825
Professional fees	18,773
Accounting fees	449
Miscellaneous	1,022
Total expenses	117,926
Reimbursement from advisor:
Class A	(67,079)
Class C	(17,986)
Fees paid indirectly	(319)
Net expenses	32,542

Net Investment Income	40,297

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	67,904
Futures	4,439
72,343

Change in unrealized appreciation (depreciation) on:
Investments	90,262
Futures	(7,260)
83,002

Net Realized and Unrealized Gain
(Loss)	155,345

Increase (Decrease) in Net Assets
Resulting From Operations	$195,642

See notes to financial statements.

StatementS of Changes in Net Assets

		From Inception
		December 31,
	Year Ended	2008 through
	September 30,	September 30,
Increase (Decrease) in Net Assets	2010	2009
Operations:
Net investment income	$40,297	$7,137
Net realized gain (loss)	72,343	43,589
Change in unrealized appreciation (depreciation)	83,002	70,559

Increase (Decrease) in Net Assets
Resulting From Operations	195,642	121,285

Distributions to shareholders from:
Net investment income:
Class A shares	(34,076)	(6,295)
Class C shares	(1,244)	—
Net realized gain:
Class A shares	(49,649)	—
Class C shares	(3,894)	—
Total distributions	(88,863)	(6,295)

Capital share transactions:
Shares sold:
Class A shares	2,278,717	2,058,313
Class C shares	1,007,963	177,822
Reinvestment of distributions:
Class A shares	83,267	6,271
Class C shares	958	—
Redemption fees:
Class A shares	616	101
Shares redeemed:
Class A shares	(383,619)	(295,165)
Class C shares	(13,341)	(38,420)
Total capital share transactions	2,974,561	1,908,922

Total Increase (Decrease) in Net Assets	3,081,340	2,023,912

Net Assets
Beginning of year	2,023,912	—
End of year (including undistributed net investment income
of $592 and $254, respectively)	$5,105,252	$2,023,912

See notes to financial statements.

StatementS of Changes in Net Assets

		From Inception
		December 31,
	Year Ended	2008 through
	September 30,	September 30,
Capital Share Activity	2010	2009
Shares sold:
Class A shares	139,241	135,165
Class C shares	61,536	11,327
Reinvestment of distributions:
Class A shares	5,250	396
Class C shares	60	—
Shares redeemed:
Class A shares	(23,445)	(18,973)
Class C shares	(837)	(2,466)
Total capital share activity	181,805	125,449

See notes to financial statements.

Notes to Financial Statements

Note A –– Significant Accounting Policies

General: The Calvert Government Fund (the “Fund”), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. The Fund commenced operations on December 31, 2008 and offers two classes of shares of beneficial interest. Class A shares of the Fund are sold with a maximum front-end sales charge of 3.75%. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase.  Class C shares have higher levels of expenses than Class A shares.   Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Municipal securities are valued utilizing a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At September 30, 2010, securities valued at $301,676 or 5.9% of net assets were fair valued under the direction of the Board of Trustees.

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period.  For additional information on the Fund’s policy regarding valuation of investments, please refer to the Fund’s most recent prospectus.

The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2010:

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate debt	-	$891,198	$20,000	$911,198
Collateralized mortgage-backed obligations	-	40,585	-	40,585
U.S. government obligations	-	3,084,097	200,000	3,284,097
TOTAL	-	$4,015,880	$220,000	$4,235,880
Other financial instruments*	($9,644)	-	-	($9,644)

* Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

		U.S.
	Corporate	Government
	Debt	Obligations	Total
Balance as of 9/30/09	$59,715	$52,400	$112,115
Accrued discounts/premiums	4,465	15	4,480
Realized gain (loss)	909	—	909
Change in unrealized appreciation (depreciation)	1,235	11,985	13,220
Net purchases (sales)	47,774	200,000	247,774
Transfers in and/or out of Level 31	(94,098)2	(64,400)2	(158,498)
Balance as of 9/30/10	$20,000	$200,000	$220,000

1 The Fund’s policy is to recognize transfers into and transfers out of Level 3 as of the end of the reporting period.

2 Transferred from Level 3 to Level 2 because observable inputs were obtained for the securities.

For the year ended September 30, 2010, total change in unrealized gain (loss) on Level 3 securities included in the change in net assets was $13,220. Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge.  The Fund may not enter into futures contracts for the purpose of speculation or leverage.  These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations.  The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives.  The Fund may use futures contracts to hedge against changes in the value of interest rates.  The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms.  Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission.  Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default.  As a result, there is minimal counterparty credit risk to the Fund.

Short Sales: The Fund may use a hedging technique that involves short sales of U.S. Treasury securities for the purposes of managing the duration of the Fund. Any short sales are “covered” with an equivalent amount of high-quality, liquid securities.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund. The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Fund’s cash on deposit with the bank. These credits are used to reduce the Fund’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”.  ASU 2010-06 will require reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures.  The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010.  At this time, management is evaluating the implications of ASU No. 2010-06 disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures and its impact on the financial statements has not been determined.

Note B — Related Party Transactions

Calvert Asset Management Company, Inc. (the “Advisor”) is wholly-owned by Calvert Group, Ltd. (“Calvert”), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .40% of the Fund’s average daily net assets.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2011. The contractual expense cap is 1.04% for Class A and 2.04% for Class C. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .15% for Class A and Class C based on their average daily net assets.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. The Distribution Plan, adopted by Class A and C shares, allows the Fund to pay the Distributor for expenses and services associated with the distribution of shares. The expenses paid may not exceed .50% and 1.00% annually of the Fund’s average daily net assets of Class A and Class C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .25% and 1.00%, of the Fund’s average daily net assets of Class A and Class C, respectively.

The Distributor received $3,666 as its portion of the commissions charged on sales of the Fund’s Class A shares for the year ended September 30, 2010.

Calvert Shareholder Services, Inc. (“CSSI”), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $792 for the year ended September 30, 2010.  Boston Financial Data Services, Inc., is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $45,000 ($32,000 prior to April 1, 2010) plus up to $2,000 ($1,500 prior to April 1, 2010) for each Board and Committee meeting attended. The Board chair and Committee chairs each receive an additional $5,000 annual retainer. Trustee’s fees are allocated to each of the funds served.

Note C — Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term and U.S. government securities, were $3,373,757 and $1,682,852, respectively. U.S. government security purchases and sales were $6,895,876 and $7,165,025, respectively.

The Fund intends to elect to defer net capital losses of $17,118 incurred from November 1, 2009 through September 30, 2010 and treat them as arising in the fiscal year ending September 30, 2011.

The tax character of dividends and distributions paid during the years ended September 30, 2010 and September 30, 2009 were as follows:

Distributions paid from:	2010	2009
Ordinary income	$79,237	$6,295
Long term capital gain	9,626	—
Total	$88,863	$6,295

As of September 30, 2010, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$162,369
Unrealized (depreciation)	(18)
Net unrealized appreciation/(depreciation)	$162,351
Undistributed ordinary income	$76,536
Federal income tax cost of investments	$4,073,529

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These book-tax differences are mainly due to wash sales, Section 1256 contracts and the deferral of post October losses.

Reclassifications, as shown in the table below, have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications are due to investments in asset-backed securities.

Undistributed net investment income	($4,639)
Accumulated net realized gain (loss)	4,639

Note D — Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under this committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit during the year ended September 30, 2010.

Note E – Subsequent Events

In preparing the financial statements as of September 30, 2010, no subsequent events or transactions occurred that would have materially impacted the financial statements as presented.

Notice to Shareholders (Unaudited)

For the fiscal year ended September 30, 2010, in order to meet certain requirements of the Internal Revenue Code, we are advising you that the Fund designates $9,626 of the long term capital gain distributions paid during the year or the maximum amount allowable but not less than the aforementioned amount as capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

Additional information will be provided to shareholders in January 2011 for use in preparing 2010 income tax returns.

Financial Highlights

	Periods Ended
	September 30,	September 30,
Class A Shares	2010	2009#
Net asset value, beginning	$16.14	$15.00
Income from investment operations:
Net investment income	.26	.06
Net realized and unrealized gain (loss)	.88	1.14
Total from investment operations	1.14	1.20
Distributions from:
Net investment income	(.24)	(.06)
Net realized gain	(.41)	—
Total distributions	(.65)	(.06)
Total increase (decrease) in net asset value	0.49	1.14
Net asset value, ending	$16.63	$16.14
Total return*	7.31%	7.98%
Ratios to average net assets: A
Net investment income	1.60%	.63% (a)
Total expenses	3.81%	5.67% (a)
Expenses before offsets	1.05%	1.04% (a)
Net expenses	1.04%	1.04% (a)
Portfolio turnover	401%	428%
Net assets, ending (in thousands)	$3,951	$1,881

See notes to financial highlights.

Financial Highlights

	Periods Ended
	September 30,	September 30,
Class C Shares	2010	2009#
Net asset value, beginning	$16.10	$15.00
Income from investment operations:
Net investment income	.09	**
Net realized and unrealized gain (loss)	.89	1.10
Total from investment operations	.98	1.10
Distributions from:
Net investment income	(.09)	—
Net realized gain	(.41)	—
Total distributions	(.50)	—
Total increase (decrease) in net asset value	0.48	1.10
Net asset value, ending	$16.58	$16.10

Total return*	6.25%	7.33%
Ratios to average net assets: A
Net investment income	.37%	.03% (a)
Total expenses	7.13%	41.41% (a)
Expenses before offsets	2.05%	2.04% (a)
Net expenses	2.04%	2.04% (a)
Portfolio turnover	401%	428%
Net assets, ending (in thousands)	$1,154	$143

A  Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

*  Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

**            Less than $.01 per share.

#  From December 31, 2008 inception.

(a)           Annualized.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period.  Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet.  It lists the value of what the fund owns, is due and owes on the last day of the reporting period.  The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received.  The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid.  The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period.  The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding.  This statement is accompanied by a Schedule of Investments.  Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period.  The Statement of Net Assets includes a Schedule of Investments.  Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets.  Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets.  Paid in Capital is the money invested by shareholders and represents the bulk of net assets.  Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date.  Accumulated Realized Losses will appear as negative balances.  Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date -values.

Statement of Operations

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund.  Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports.  Expense offsets (fees paid indirectly) are also shown.  Credits earned from offset arrangements are used to reduce the fund’s expenses.  This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods.  Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations.  The Distribution section shows the dividend and capital gain distributions made to shareholders.  The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes.  The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed.  The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods.  The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period.  Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value.  Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment.  Total distributions include distributions from net investment income and net realized gains.  Long-term gains are earned on securities held in the fund more than one year.  Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes.  The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets.  These expenses directly reduce returns to shareholders.  Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund.  Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information.  The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745,  by visiting the Calvert website at www.calvert.com;  or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustee and Officer Information Table

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT TRUSTEES
RICHARD L. BAIRD, JR. AGE: 62	Trustee	1976	President and CEO of Adagio Health Inc. in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	29	None
DOUGLAS E. FELDMAN, M.D. AGE: 62	Trustee	1982	Partner of The Feldman ENT Group in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	12	None
JOHN G. GUFFEY, JR. AGE: 62	Trustee	1976	Treasurer and Director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003) and President of Aurora Press Inc., a privately held publisher of trade paperbacks.	29	• Ariel Funds (3) • Calvert Social Investment Foundation • Calvert Ventures, LLC

M. CHARITO KRUVANT AGE: 64	Trustee	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	34	• Acacia Federal Savings Bank • Summit Foundation • WETA Public Broadcasting
ANTHONY A. WILLIAMS AGE: 59	Trustee	2010	Executive Director of Global Government Practice at the Corporate Executive Board (since Jan. 2010); William H. Bloomberg Lecturer in Public Management at the Harvard Kennedy School (since 2009); Director of State and Municipal Practice at Arent Fox LLP (since 2009); Chief Executive Officer of Primum Public Realty Trust (20072008); Mayor of Washington D.C. (1999-2007).	13	• Freddie Mac • Meruelo Maddux Properties, Inc. • Weston Solutions, Inc. • Bipartisan Debt Reduction Task Force • Chesapeake Bay Foundation • Catholic University of America • Urban Institute
INTERESTED TRUSTEES
BARBARA J. KRUMSIEK AGE: 58	Trustee & President	1997	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	51	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (Chair)
D. WAYNE SILBY, Esq. AGE: 62	Trustee & Chair	1976	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003).	29	• UNIFI Mutual Holding Company • Calvert Social Investment Foundation • Giving Assets, Inc. • Studio School Fund • Syntao.com China • The ICE Organization
OFFICERS
KAREN BECKER AGE: 57	Chief Compliance Officer	2005	Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Asset Management Company, Inc.
SUSAN WALKER BENDER, Esq. AGE: 51	Assistant Vice President & Assistant Secretary	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.

JENNIFER BERG AGE: 36	Assistant Fund Controller	2009	Fund Administration Manager of Calvert Group Ltd.
THOMAS DAILEY AGE: 46	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 42	Assistant Vice President & Assistant Secretary	1996	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Group, Ltd., and Chief Compliance Officer for Calvert Asset Management Company, Inc. and Calvert Distributors, Inc.
PATRICK FAUL AGE: 45	Vice President	2010

Vice President of Calvert Asset Management Company, Inc. (“CAMCO”) since 2008, and Head of Credit Research for CAMCO since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008) for CAMCO.

TRACI L. GOLDT AGE: 36	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 60	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 45	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, ESQ. AGE: 40	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 53	Assistant Secretary	2007	Assistant Secretary and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 47	Assistant Vice President & Assistant Secretary	2007	Assistant Vice President, Assistant Secretary, and Assistant Counsel Compliance of Calvert Group, Ltd.
JANE B. MAXWELL Esq. AGE: 58	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary & Assistant General Counsel of of Calvert Group, Ltd.
ANDREW K. NIEBLER, Esq. AGE: 43	Assistant Vice President & Assistant Secretary	2006

Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2006, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton LLP.

CATHERINE P. ROY AGE: 54	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc. and Chief Investment Officer – Fixed Income.

WILLIAM M. TARTIKOFF, Esq. AGE: 63	Vice President & Secretary	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 42	Vice President	2008

Senior Vice President of Calvert Asset Management Company, Inc., and Chief Investment Officer -Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER, CPA AGE: 58	Treasurer	1979 (CTFR 1980)	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 49	Fund Controller	1999	Vice President of Calvert Administrative Services Company.

The address of Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby’s address is 1715 18th Street, N.W., Washington, DC  20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s advisor and certain affiliates.  Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund’s advisor.

Additional information about the Fund’s Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

To Open an Account

800-368-2748

Yields and Prices

Calvert Information Network

(24 hours, 7 days a week)

800-368-2745

Service for Existing Account

Shareholders: 800-368-2745

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TDD for Hearing Impaired

800-541-1524

Branch Office

4550 Montgomery Avenue

Suite 1000 North

Bethesda, Maryland 20814

Registered, Certified

or Overnight Mail

Calvert Group

c/o BFDS,

330 West 9th Street

Kansas City, MO 64105

Web Site

www.calvert.com

Principal Underwriter

Calvert Distributors, Inc.

4550 Montgomery Avenue

Suite 1000 North

Bethesda, Maryland 20814

Calvert

Government fund

Calvert’s

Family of Funds

Tax-Exempt Money
Market Funds

CTFR Money Market Portfolio

Taxable Money Market Funds

First Government Money Market Fund

CSIF Money Market Portfolio

Municipal Funds

Calvert Tax-Free Bond Fund

Taxable Bond Funds

CSIF Bond Portfolio

Income Fund

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Long-Term Income Fund

Ultra-Short Income Fund

Government Fund

Short-Term Government Fund

High Yield Bond Fund

Equity Funds

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CSIF Equity Portfolio

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Calvert Large Cap Value Fund

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Capital Accumulation Fund

CWV International Equity Fund

New Vision Small Cap Fund

Small Cap Value Fund

Mid Cap Value Fund

Global Alternative Energy Fund

Global Water Fund

International Opportunities Fund

Balanced and Asset

Allocation Funds

CSIF Balanced Portfolio

Calvert Conservative Allocation Fund

Calvert Moderate Allocation Fund

Calvert Aggressive Allocation Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

Calvert High Yield

Bond Fund

Annual Report

September 30, 2010

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TABLE
OF CONTENTS

4         President’s Letter

7         Portfolio Management Discussion

12       Shareholder Expense Example

14       Report of Independent Registered Public Accounting Firm

15       Schedule of Investments

19       Statement of Assets and Liabilities

20       Statement of Operations

21       Statements of Changes in Net Assets

22       Notes to Financial Statements

29       Financial Highlights

32       Explanation of Financial Tables

34       Proxy Voting and Availability of Quarterly Portfolio Holdings

36       Trustee and Officer Information Table

Dear Shareholder:

Over the 12-month reporting period, the U.S. financial markets and economy continued to recover from the “Great Recession” in fits and starts. Mixed economic data painted an uncertain—and sometimes contradictory—picture about improvements in the U.S. labor market, housing trends, business strength, and consumer confidence and spending.

In the winter of 2009-2010, encouraged by signs that U.S. economic and stimulus policies  appeared to be working, investors became less risk averse, pouring money into  higher-yielding areas of the bond market as well as stocks. In the spring, however, investor sentiment took an abrupt turn as confidence in the pace of global economic recovery waned and new European sovereign debt worries emerged.

On the home front, the devastating April 20 Gulf of Mexico oil spill—followed by the May 6 “flash crash” in the stock market—also contributed to investor pessimism. The demand for Treasuries and other more conservative asset classes once again gained momentum. Asset inflows into bond funds reached $152 billion for the first half of 2010, according to Lipper data, versus inflows of $24 billion into equity funds.

While fears of a double-dip recession and deflation appear to have receded with September’s surge in stock prices and an uptick in consumer spending, a number of macroeconomic concerns continue to weigh on the markets. These include uncertainty over tax reform and U.S. financial regulations, high levels of national, state, and local government debt, and global currency issues. Against this backdrop, it’s likely that economic recovery will continue to move slowly and unevenly ahead, with continued market volatility.

Bond Investments Continue to Reward Investors

Fixed-income investment returns were strong overall for the 12-month period. The best-performing fixed-income market sectors were high-yield and investment-grade corporate bonds.

The Barclays Capital U.S. Credit Index, a market barometer for investment-grade corporate bonds, was up 11.67% for the 12-month period versus 10.16% for the Standard & Poor’s 500 Index of large-cap stocks. Once again, high-yield bonds led results, with the BofA Merrill Lynch High Yield Master II Index up 18.51%. Money-market returns remained low but were positive, reflecting the Federal Reserve’s continued target of 0% to 0.25% for the federal funds rate.

Our Fund Strategies

With short-term interest rates at historically low levels, we believe that interest-rate risk is significant. As a result, our portfolios have been conservatively positioned with shorter-than-benchmark durations for some time to help minimize losses should interest rates rise over time. (Duration measures a portfolio’s sensitivity to changes in interest rates. Generally, the longer the duration, the greater the change in price for a given change in interest rates.) This is not just in anticipation of higher interest rates in the future, but is also based on our assessment of the risk/reward tradeoff in the current market.  Because of our conservative approach, some of our fixed-income strategies have struggled somewhat against their benchmarks as interest rates have dropped, while some of their industry peers have benefitted.

As asset flows into fixed-income funds  continue to eclipse those for U.S. stock  funds—a trend that has been in place for a couple years—many analysts worry about a “bond market bubble.” In our view, there may be some signs of an unsustainable bubble forming in the bond market. This is particularly true in the Treasury market, where investor demand has helped push yields to record lows. This is certainly a factor that our bond fund portfolio managers consider when designing risk management strategies.

Recovery Muted But on Track

In late September, the National Bureau of Economic Research declared that the “Great Recession” ended in June 2009.  This was reassuring news, although skepticism remains as a result of the fragile pace of economic recovery. We expect the recovery to continue at a muted pace, with slower gross domestic product growth than we have seen in past recoveries. Central banks around the world are maintaining extremely accommodative monetary policies, which has generally kept interest rates very low by historical standards.

Looking ahead, we believe that the coming months will be a time of repair and restructuring in the economy and markets. While a constrained housing market, high unemployment, and lack of consumer spending may continue to place a drag on growth, the Federal Reserve has indicated it will continue its expansionary monetary policy to support the economy during this critical juncture.

Financial Reform Underway

Looking ahead, long-awaited financial reform is under way with Congressional passage of the largest financial reform bill since the Great Depression. The legislation seeks to address inadequate regulation of Wall Street firms and the type of unrestrained environment that led to the credit crisis of 2008 and the ensuing global market meltdown.

As the Obama administration and Congress work to implement key financial reforms, we believe that over time these efforts may work to redress some systemic imbalances in the financial system and provide additional stability to the economy and markets.

Review Your Portfolio Allocations

In our view, the fixed-income markets are likely to be in transition for some time as the government tackles financial reform, the credit markets continue to recover, and consumers continue to reduce their debt burdens.

In this shifting market environment, we believe that it is a sound strategy to include a range of fixed-income investments in your portfolio. Meet with your financial advisor to discuss your current allocations to ensure that they are appropriate given your financial goals, investment time horizon, and the current market outlook.

Be sure to visit our website, www.calvert.com, for frequent updates and commentary on economic and market developments from Calvert professionals.

As always, we appreciate your investing with Calvert.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.

October 2010

calvert high-yield bond fund

September 30, 2010

Investment Performance

(total return at NAV*)

	6 Months	12 Months
	ended	ended
	9/30/10	9/30/10
Class A	7.35%	17.35%
Class I	7.73%	18.14%
BofA Merrill Lynch High Yield Master II Index	6.62%	18.51%
Lipper High Current Yield Funds Average	5.83%	16.59%

SEC Yields
	30 days ended
	9/30/10	9/30/09
Class A	5.79%	6.11%
Class I	6.70%	6.25%

Portfolio Management Discussion

Gregory Habeeb
Senior Vice President and Senior Portfolio Manager of Calvert Asset Management Company

Performance

For the 12-month reporting period ended September 30, 2010, Calvert High Yield Bond Fund (Class A shares at NAV) returned 17.35%, underperforming its benchmark, the BofA Merrill Lynch High Yield Master II Index (the “Index”), which returned 18.51% for the period. The Fund’s focus on higher credit quality was primarily responsible for its relative underperformance, as lower-quality securities delivered stronger returns over the reporting period.

Investment Climate

The 12-month period that ended September 30, 2010 was another eventful chapter in the history of the U.S. economy and financial markets. The period can be divided, roughly, into three parts. The first, from fall 2009 through winter 2010, featured solid economic growth driven by federal stimulus funding and corporate inventory replenishment. During this time, interest rates increased, with the yield on 10-year Treasury notes reaching 4% early in April.1 The Federal Reserve (Fed) began to passively withdraw monetary stimulus and prepared to more actively draw off excess reserves later in the year.

*  Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 3.75%  front-end sales charge or any deferred sales charge.

In the spring, the brewing European sovereign debt crisis boiled over and investors’ risk aversion returned. The European Union and European Central Bank struggled to establish control, which eventually affected U.S. markets. Yields on liquid, low-risk instruments like Treasuries declined, while the prices of stocks and riskier bonds fell. In addition, there was evidence that the U.S. recovery had stumbled. Indeed, economic growth, which had reached a 5% annualized rate during the last quarter of 2009,2 slowed to 1.7% annualized for the April through June period. The pace of private sector job creation also slowed, and the Fed shelved its plan to withdraw monetary stimulus.

In the summer, European leaders firmly took control of the debt crisis. Investors’ risk appetite revived and markets recovered globally. Savers sought to escape money-market yields, which were near zero percent, and investors sought higher-yielding opportunities. The U.S. economic outlook, however, remained uncertain. During the last three months of the reporting period, the Fed made it clear that low interest rates would persist. In addition, the Fed revived its Treasury purchase program during August. Bonds continued to rally, providing strong returns in the July through September quarter.

As of early October, estimates of economic growth from the Wall Street Journal survey of economic forecasters indicated that the economy grew 3.2% over the entire reporting period. This is in line with the long-term average growth rate for the United States, but is only about one-half the pace experienced during the recovery stages of past deep recessions. We believe that the recovery phase will probably end in the first quarter of 2011, when GDP growth will likely match or eclipse its 2007 high.

The core inflation rate dropped steadily during the first half of the reporting period before settling at 0.9%. It has remained at that level for the past several months.3 The dollar declined broadly, except against the euro, as investors expected the U.S. government and central bank to continue to pursue weak-dollar policies to support exports.

Portfolio Strategy

During 2009, we maintained a cautious view of U.S. economic fundamentals, which was reflected in our sector allocation. At the start of 2010, the Fund was overweight non-cyclical, high-quality securities. As a result of its defensive stance, the Fund underperformed the Index in the first half of the reporting period.

Later in 2010, when economic data indicated that the economy was stabilizing, we repositioned the portfolio away from defensive credits. The Fund’s allocations to non-cyclical securities in sectors such as Healthcare and Utilities were reduced. After careful analysis, these assets were reallocated to securities of select companies in sectors—such as Industrials, Financials, and Retail—that were likely to benefit from a growing economy. We selected companies with improving credit metrics as well as attractive relative-value yields that had the potential to provide the fund with a higher total return. During the last six months of the reporting period, the Fund’s relative performance improved significantly.

The Fund’s turnover increased during 2010. This was the result of portfolio repositioning as well as a very active new issue market. From January through September 30, 2010, a record amount—$133.6 billion, according to Barclays Capital Research—of new high-yield securities were issued. This was significantly more than new issuance in 2009, which totaled $94.8 billion. It even surpassed the prior record of $111.2 billion, which was set in 1998.

Outlook

Looking ahead, we think that the process of economic recovery, repair, and restructuring will persist. However, deleveraging in the private sector probably will continue to act as a drag on economic growth, limiting the strength of the recovery. We expect the Fed to continue to pursue expansionary monetary policy to support economic recovery. On the other hand, in the current political environment, we don’t foresee the passage of any large new fiscal stimulus packages unless the economy falls into another recession.

October 2010

1 Source for interest rate data: Federal Reserve

2 Bureau of Economic Analysis

3 Bureau of Labor Statistics

calvert high-yield bond fund

September 30, 2010

Average Annual Total Returns

Class A Shares*	(with max. load)
One year	12.91%
Five year	5.08%
Since inception (7/9/2001)	5.70%

Class I Shares
One year	18.14%
Five year	6.27%
Since inception (7/9/2001)	6.47%

* Pursuant to an Agreement and Plan of Reorganization, Class A shares of Calvert High Yield Bond Fund, a series of Summit Mutual Funds, Inc. (“SMF Calvert High Yield Bond Fund”), were reorganized into the Class A shares of an identical and newly created series of The Calvert Fund, Calvert High Yield Bond Fund, which commenced operations on September 18, 2009.  The performance results prior to September 18, 2009, for Class A shares reflect the performance of SMF Calvert High Yield Bond Fund.  In addition, performance results for Class A shares prior to February 1, 2007, the inception date for Class A shares of SMF Calvert High Yield Bond Fund, reflect the performance of Class I shares of SMF Calvert High Yield Bond Fund, adjusted for the 12b-1 distribution fees applicable to Class A.

% of total
Economic Sectors	investments
Basic Materials	5.5%
Communications	16.3%
Consumer, Cyclical	11.7%
Consumer, Non-cyclical	16.7%
Diversified	0.6%
Energy	10.2%
Financials	11.8%
Government	4.5%
Industrials	13.8%
Mortgage Securities	0.5%
Technology	4.6%
Utilities	3.8%
Total	100%

Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Classes A and I shares and reflect the deduction of Class A’s maximum front-end sales charge of 3.75%, and assume the reinvestment of dividends.  The result is compared with benchmarks that include a broad based market index and a Lipper peer group average.  Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges.  The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s/Portfolio’s distributions or the redemption of the Fund/Portfolio shares.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com.  The gross expense ratio from the current prospectus for Class A shares is 2.30%.  This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers.  Performance data quoted already reflects the deduction of the Fund’s/Portfolio’s operating expenses.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2010 to September 30, 2010).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
	4/1/10	9/30/10	4/1/10 - 9/30/10
Class A
Actual	$1,000.00	$1,073.50	$8.58
Hypothetical	$1,000.00	$1,016.80	$8.34
(5% return per
year before expenses)
Class I
Actual	$1,000.00	$1,077.30	$4.94
Hypothetical	$1,000.00	$1,020.31	$4.80
(5% return per
year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.65% and 0.95% for Class A and Class I respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

report of Independent registered public accounting firm

The Board of Trustees of The Calvert Fund and Shareholders of Calvert High Yield Bond Fund:

We have audited the accompanying statement of assets and liabilities of the Calvert High Yield Bond Fund (the Fund), a series of the Calvert Fund, including the schedule of investments, as of September 30, 2010, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of the Fund for the periods presented through September 30, 2008 were audited by other auditors whose report thereon dated November 26, 2008, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with custodians and brokers or other appropriate auditing procedures.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Calvert High Yield Bond Fund as of September 30, 2010, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP
Philadelphia, Pennsylvania
November 24, 2010

schedule of investments

september 30, 2010

	Principal
Corporate Bonds - 93.9%	Amount	Value
Accellent, Inc., 8.375%, 2/1/17	$250,000	$255,000
Advanced Micro Devices, Inc., 7.75%, 8/1/20 (b)(e)	500,000	518,750
AES Corp., 9.75%, 4/15/16	500,000	572,500
Alere, Inc., 7.875%, 2/1/16	250,000	255,000
Ally Financial, Inc., 6.75%, 12/1/14	550,000	572,000
Altra Holdings, Inc., 8.125%, 12/1/16	250,000	260,000
American Axle & Manufacturing Holdings, Inc.,
9.25%, 1/15/17 (e)	200,000	219,500
APL Ltd., 8.00%, 1/15/24 (b)	500,000	400,000
Apria Healthcare Group, Inc., 12.375%, 11/1/14	500,000	556,250
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
9.625%, 3/15/18	250,000	265,000
Bausch & Lomb, Inc., 9.875%, 11/1/15	250,000	265,625
BE Aerospace, Inc., 6.875%, 10/1/20	500,000	510,000
Beverages & More, Inc., 9.625%, 10/1/14 (e)	500,000	505,000
Boise Paper Holdings LLC/Boise Finance Co., 9.00%, 11/1/17	250,000	268,125
C8 Capital SPV Ltd., 6.64% to 12/31/14,
floating rate thereafter to 12/31/49 (e)(r)	500,000	324,375
Cablevision Systems Corp.:
8.625%, 9/15/17	250,000	275,000
8.00%, 4/15/20	250,000	268,750
Calpine Corp. Escrow (b)*	500,000	-
Cantor Fitzgerald LP, 7.875%, 10/15/19 (e)	250,000	268,130
CapitalSource, Inc., 12.75%, 7/15/14 (e)	250,000	290,937
Cemex Finance LLC, 9.50%, 12/14/16 (e)	250,000	251,574
Central Garden and Pet Co., 8.25%, 3/1/18	250,000	255,000
Chesapeake Energy Corp., 7.625%, 7/15/13 (b)	400,000	436,000
CIT Group, Inc., 7.00%, 5/1/14	250,000	249,375
CKE Restaurants, Inc., 11.375%, 7/15/18 (b)(e)	250,000	255,000
Commercial Barge Line Co., 12.50%, 7/15/17	250,000	274,688
Constellation Brands, Inc., 7.25%, 9/1/16	250,000	265,000
Cott Beverages, Inc., 8.375%, 11/15/17 (e)	250,000	264,688
CPM Holdings, Inc., 10.625%, 9/1/14 (e)	250,000	269,375
Digicel Group Ltd., 10.50%, 4/15/18 (e)	250,000	273,750
Discover Bank, 7.00%, 4/15/20	250,000	271,776
Dollar General Corp., 11.875%, 7/15/17	515,000	599,975
Drummond Co., Inc., 9.00%, 10/15/14 (e)	250,000	264,063
DuPont Fabros Technology LP, 8.50%, 12/15/17	250,000	268,125
Dynegy Holdings, Inc., 8.375%, 5/1/16 (b)	500,000	392,500
Edison Mission Energy, 7.50%, 6/15/13	250,000	232,500
Enterprise Products Operating LLC:
7.00% to 6/1/17, floating rate thereafter to 6/1/67 (r)	500,000	474,084
7.034% to 1/15/18, floating rate thereafter to 1/15/68 (r)	250,000	248,750
EXCO Resources, Inc., 7.50%, 9/15/18	750,000	743,437
Ferrellgas LP/Ferrellgas Finance Corp., 9.125%, 10/1/17	500,000	541,875
First Data Corp., 9.875%, 9/24/15	600,000	489,000

	Principal
Corporate Bonds - Cont’d	Amount	Value
FMG Finance Proprietary Ltd.:
10.00%, 9/1/13 (b)(e)	$250,000	$281,250
10.625%, 9/1/16 (b)(e)	500,000	617,500
Ford Motor Credit Co. LLC:
7.80%, 6/1/12	250,000	266,563
7.50%, 8/1/12	250,000	265,313
8.70%, 10/1/14	250,000	281,250
Freescale Semiconductor, Inc., 10.125%, 3/15/18 (e)	250,000	265,625
Frontier Communications Corp.:
7.875%, 4/15/15	250,000	270,625
8.25%, 4/15/17 (b)	250,000	273,750
Gibson Energy ULC, 10.00%, 1/15/18	500,000	491,250
Global Aviation Holdings, Inc., 14.00%, 8/15/13 (e)	500,000	535,000
Goodyear Tire & Rubber Co., 10.50%, 5/15/16	500,000	562,500
Hanesbrands, Inc., 8.00%, 12/15/16	250,000	263,750
Harland Clarke Holdings Corp., 9.50%, 5/15/15	250,000	237,500
HCA, Inc.:
9.25%, 11/15/16	500,000	540,000
9.625%, 11/15/16	125,000	136,406
Hertz Corp., 8.875%, 1/1/14	250,000	256,563
Ineos Finance plc, 9.00%, 5/15/15 (e)	500,000	522,500
Ingles Markets, Inc., 8.875%, 5/15/17	500,000	538,125
Integra Telecom Holdings, Inc., 10.75%, 4/15/16 (e)	250,000	251,250
Intelsat Jackson Holdings Ltd., 11.25%, 6/15/16	450,000	488,250
Interactive Data Corp., 10.25%, 8/1/18 (e)	500,000	535,000
International Lease Finance Corp.:
5.875%, 5/1/13	250,000	249,375
7.125%, 9/1/18 (e)	250,000	268,750
Jarden Corp., 7.50%, 5/1/17	250,000	258,750
JET Equipment Trust, 7.63%, 8/15/12 (b)(e)(w)*	109,297	601
Koppers, Inc., 7.875%, 12/1/19	500,000	518,750
Lamar Media Corp., 9.75%, 4/1/14	250,000	286,875
Land O’Lakes Capital Trust I, 7.45%, 3/15/28 (b)(e)	554,000	498,600
Leucadia National Corp., 8.125%, 9/15/15	250,000	269,590
MBNA Capital, 1.266%, 2/1/27 (r)	250,000	170,995
Merrill Lynch & Co., Inc., 1.052%, 9/15/26 (b)(r)	500,000	350,303
MetroPCS Wireless, Inc., 7.875%, 9/1/18	500,000	512,500
MGM Resorts International, 6.75%, 9/1/12	250,000	235,000
Mylan, Inc., 7.625%, 7/15/17 (e)	250,000	265,000
NFR Energy LLC, 9.75%, 2/15/17 (e)	500,000	500,000
Nielsen Finance LLC, 10.00%, 8/1/14	250,000	263,125
Nielsen Finance LLC/Nielsen Finance Co., 7.75%, 10/15/18 (e)	500,000	496,335
NII Capital Corp., 8.875%, 12/15/19	500,000	555,000
NRG Energy, Inc., 7.375%, 2/1/16	500,000	512,500
Offshore Group Investments Ltd., 11.50%, 8/1/15 (e)	500,000	525,522
OPTI Canada, Inc., 8.25%, 12/15/14	450,000	337,500
Overseas Shipholding Group, Inc., 8.125%, 3/30/18	500,000	518,750
Penske Automotive Group, Inc., 7.75%, 12/15/16	125,000	121,875
PharmaNet Development Group, Inc., 10.875%, 4/15/17 (e)	300,000	307,500
Pinafore LLC/Pinafore, Inc., 9.00%, 10/1/18 (e)	250,000	261,875
Pioneer Natural Resources Co., 5.875%, 7/15/16	250,000	256,969
Potlatch Corp., 7.50%, 11/1/19	300,000	307,500

	Principal
Corporate Bonds - Cont’d	Amount	Value
Quicksilver Resources, Inc., 9.125%, 8/15/19	$500,000	$546,250
RailAmerica, Inc., 9.25%, 7/1/17	400,000	439,000
Reliance Intermediate Holdings LP, 9.50%, 12/15/19 (e)	250,000	261,345
Rite Aid Corp., 10.25%, 10/15/19	500,000	523,125
Rock-Tenn Co., 9.25%, 3/15/16	250,000	274,375
SandRidge Energy, Inc., 8.75%, 1/15/20 (e)	350,000	347,375
Scientific Games International, Inc.:
7.875%, 6/15/16 (e)	250,000	253,750
9.25%, 6/15/19	250,000	268,125
Sealy Mattress Co., 10.875%, 4/15/16 (e)	225,000	253,125
Smithfield Foods, Inc., 10.00%, 7/15/14 (e)	250,000	286,875
Southern States Cooperative, Inc., 11.25%, 5/15/15 (b)(e)	500,000	530,000
Sprint Nextel Corp., 6.00%, 12/1/16	500,000	493,750
Standard Pacific Corp., 10.75%, 9/15/16	250,000	272,500
STATS ChipPAC Ltd., 7.50%, 8/12/15 (e)	500,000	537,500
Steel Dynamics, Inc., 7.625%, 3/15/20 (e)	500,000	522,500
SunGard Data Systems, Inc., 10.25%, 8/15/15	250,000	263,125
Telcordia Technologies, Inc., 11.00%, 5/1/18 (e)	500,000	490,000
Triumph Group, Inc., 8.625%, 7/15/18	250,000	268,750
TRW Automotive, Inc.:
7.25%, 3/15/17 (e)	250,000	265,000
8.875%, 12/1/17 (e)	250,000	274,375
United Air Lines, Inc., 10.40%, 5/1/18	341,083	385,424
United Rentals North America, Inc.:
10.875%, 6/15/16	250,000	283,125
9.25%, 12/15/19	250,000	271,250
Videotron Ltd., 9.125%, 4/15/18	500,000	562,500
Virgin Media Finance plc, 9.50%, 8/15/16 (b)	250,000	283,125
Visant Corp., 10.00%, 10/1/17 (e)	500,000	523,750
Wachovia Capital Trust III, 5.80% to 3/15/11,
floating rate thereafter to 3/29/49 (r)	300,000	263,250
Western Express, Inc., 12.50%, 4/15/15 (e)	750,000	720,000
Wind Acquisition Finance SA, 11.75%, 7/15/17 (b)(e)	500,000	562,500
Windsor Petroleum Transport Corp., 7.84%, 1/15/21 (b)(e)	732,058	658,852
Windstream Corp., 7.875%, 11/1/17 (b)	250,000	260,000

Total Corporate Bonds (Cost $40,048,328)		43,044,608

Collateralized Mortgage-Backed
Obligations (Privately Originated) - 0.5%
American Home Mortgage Assets, 0.389%, 3/25/47 (r)	403,008	235,922

Total Collateralized Mortgage-Backed Obligations
(Privately Originated) (Cost $170,315)		235,922

U.S. Government Agencies	Principal
and Instrumentalities - 4.5%	Amount	Value
AgFirst FCB, 6.585% to 6/15/12, floating rate thereafter
to 6/29/49 (b)(e)(r)	$500,000	$345,000
Federal Home Loan Bank Discount Notes, 10/1/10	1,700,000	1,700,000

Total U.S. Government Agencies and
Instrumentalities (Cost $1,896,354)		2,045,000

Equity Securities - 0.1%	Shares
Avado Brands, Inc. (b)*	9,462	95
Intermet Corp. (b)*	6,346	63
Paging Network Do Brazil Holding Co. LLC, Class B (b)(e)*	1,000	-
Simonds Industries, Inc. (b)*	2,746	46,682

Total Equity Securities (Cost $1,282,378)		46,840

TOTAL INVESTMENTS (Cost $43,397,375) - 99.0%		45,372,370
Other assets and liabilities, net - 1.0%		472,419
Net Assets - 100%		$45,844,789

(b)    This security was valued by the Board of Trustees. See Note A.

(e)     Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(r)     The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(w)    Security is in default and is no longer accruing interest.

* Non-income producing security.

Abbreviations:

FCB: Farm Credit Bank

LLC: Limited Liability Corporation

LP: Limited Partnership

ULC: Unlimited Liability Corporation

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

september 30, 2010

Assets

Investments in securities, at value (Cost $43,397,375, respectively) -

    see accompanying schedule............................................................................. $45,372,370

Cash  105,332

Receivable for securities sold................................................................................... 6,034,083

Receivable for shares sold........................................................................................... 188,734

Interest and dividends receivable................................................................................ 940,121

Other assets................................................................................................................... 6,677

     Total assets...................................................................................................... 52,647,317

Liabilities

Payable for securities purchased.............................................................................. 6,740,080

Payable for shares purchased........................................................................................ 11,468

Payable to Calvert Asset Management Co., Inc. .........................................................  31,919

Payable to Calvert Administrative Services Co.............................................................. 3,606

Payable to Calvert Shareholder Services, Inc. ................................................................... 428

Payable to Calvert Distributors, Inc. ............................................................................. 1,846

Accrued expenses and other liabilities........................................................................... 13,181

     Total liabilities .................................................................................................. 6,802,528

Net Assets...................................................................................................... $45,844,789

Net Assets Consist of:

Paid-in capital applicable to the following shares of beneficial interest,

  unlimited number of no par value shares authorized:

     Class A: 344,584 shares outstanding ................................................................ $4,769,089

     Class I: 1,344,753 shares outstanding .............................................................. 43,153,860

Undistributed net investment income............................................................................. 7,939

Accumulated net realized gain (loss) on investments ............................................ (4,061,094)

Net unrealized appreciation (depreciation) on investments .................................... 1,974,995

Net Assets...................................................................................................... $45,844,789

Net Asset Value Per Share

Class A (based on net assets of $9,427,101)................................................................. $27.36

Class I (based on net assets of $36,417,688)................................................................ $27.08

See notes to financial statements.

Statement of Operations
year ENDED september 30, 2010

Net Investment Income
Investment Income:
Interest income	$3,442,394
Total investment income	3,442,394

Expenses:
Investment advisory fee	258,725
Administrative fees	39,804
Transfer agency fees and expenses	38,289
Distribution Plan expenses:
Class A	17,933
Trustees’ fees and expenses	1,892
Custodian fees	22,712
Registration fees	34,691
Reports to shareholders	8,557
Professional fees	19,991
Accounting fees	6,060
Miscellaneous	5,134
Total expenses	453,788
Reimbursement from Advisor:
Class A	(18,579)
Fees paid indirectly	(546)
Net expenses	434,663

Net Investment Income	3,007,731

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	1,192,406
Change in unrealized appreciation (depreciation)	2,478,024

Net Realized and Unrealized Gain (Loss) on Investments	3,670,430

Increase (Decrease) in Net Assets
Resulting From Operations	$6,678,161

See notes to financial statements.

Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2010	2009
Operations:
Net investment income	$3,007,731	$1,665,322
Net realized gain (loss)	1,192,406	(2,617,163)
Change in unrealized appreciation (depreciation)	2,478,024	4,317,152

Increase (Decrease) in Net Assets
Resulting From Operations	6,678,161	3,365,311

Distributions to shareholders from:
Net investment income:
Class A shares	(483,889)	(196,033)
Class I shares	(2,425,117)	(1,578,528)
Total distributions	(2,909,006)	(1,774,561)

Capital share transactions:
Shares sold:
Class A shares	4,985,796	6,125,559
Class I shares	9,704,420	18,272,315
Reinvestment of distributions:
Class A shares	423,919	188,761
Class I shares	1,931,636	877,210
Redemption fees:
Class A shares	240	357
Shares redeemed:
Class A shares	(3,874,415)	(281,321)
Class I shares	(12,971,539)	(5,260,769)
Total capital share transactions	200,057	19,922,112

Total Increase (Decrease) in Net Assets	3,969,212	21,512,862

Net Assets
Beginning of year	41,875,577	20,362,715
End of year (including undistributed net investment
income of $7,939 and $8,936, respectively)	$45,844,789	$41,875,577

Capital Share Activity
Shares sold:
Class A shares	190,092	275,592
Class I shares	372,219	772,536
Reinvestment of distributions:
Class A shares	16,180	8,150
Class I shares	74,543	40,571
Shares redeemed:
Class A shares	(151,186)	(12,700)
Class I shares	(506,026)	(241,299)
Total capital share activity	(4,178)	842,850

See notes to financial statements.

Notes to Financial Statements

Note A –– Significant Accounting Policies

General: The Calvert High Yield Bond Fund (the “Fund”), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. Prior to September 18, 2009, the Fund was a series of Summit Mutual Funds, Inc. The Fund offers two classes of shares. Class A shares are sold with a maximum front-end sales charge of 3.75%. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

On December 12, 2008, Calvert Asset Management Company, Inc. (“CAMCO”) consummated a transaction with Summit Investment Partners, Inc. (“Summit”), an affiliated entity, whereby CAMCO acquired Summit’s mutual fund business and became investment advisor for the portfolios of Summit Mutual Funds, Inc.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Municipal securities are valued utilizing a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund’s net asset value is determined, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At September 30, 2010, securities valued at $6,710,571 or 14.6% of net assets were fair valued under the direction of the Board of Trustees.

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period.  For additional information on the Fund’s policy regarding valuation of investments, please refer to the Fund’s most recent prospectus.

The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2010:

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity securities	-	-	$46,840	$46,840
Collateralized mortgage-backed obligations	-	$235,922	-	235,922
Corporate debt	-	41,985,155	1,059,453	43,044,608
U.S. government obligations	-	2,045,000	-	2,045,000
TOTAL	-	$44,266,077	$1,106,293*	$45,372,370

*Level 3 securities represent 2.4% of net assets.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See the Schedule of Investments footnotes on page 18.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates  on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Fund’s cash on deposit with the bank. These credits are used to reduce the Fund’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”.  ASU 2010-06 will require reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures.  The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010.  At this time, management is evaluating the implications of ASU No. 2010-06 disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures and its impact on the financial statements has not been determined.

Note B — Related Party Transactions

Calvert Asset Management Company, Inc. (the “Advisor”) is wholly-owned by Calvert Group, Ltd. (“Calvert”), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .65% of the Fund’s average daily net assets.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2011. The contractual expense cap is 1.65% for Class A and 1.40% for Class I. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent that any expense offset credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .10% for Class A and Class I based on their average daily net assets.

Calvert Distributors, Inc. (“CDI”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund.  Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a Distribution Plan that permits the Fund to pay certain expenses associated with the distribution and servicing of its shares.  The expenses paid may not exceed .25% annually of the average daily net assets of Class A.  The amount actually paid by the Fund is an annualized fee, payable monthly, of .25% of the average daily net assets of Class A.  Class I shares do not have Distribution Plan expenses.

CDI received $11,143 as its portion of the commissions charged on sales of the Fund’s Class A shares for the year ended September 30, 2010.

Calvert Shareholder Services, Inc. (“CSSI”), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $3,631 for the year ended September 30, 2010. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $45,000 ($32,000 prior to April 1, 2010) plus up to $2,000 ($1,500 prior to April 1, 2010) for each Board and Committee meeting attended. The Board chair and Committee chairs each receive an additional $5,000 annual retainer. Trustee’s fees are allocated to each of the funds served.

Note C — Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $95,142,043 and $88,929,006, respectively.

Capital Loss Carryforwards
Expiration Date
30-Sept-11	$1,025,886
30-Sept-12	791,075
30-Sept-15	476,585
30-Sept-17	924,312
30-Sept-18	15,613

Capital losses may be utilized to offset future capital gains until expiration.

The Fund intends to elect to defer net capital losses of $816,267 incurred from November 1, 2009 through September 30, 2010 and treat them as arising in the fiscal year ending September 30, 2011.

The tax character of dividends and distributions paid during the years ended September 30, 2010 and September 30, 2009 were as follows:

Distributions paid from:	2010	2009
Ordinary income	$2,909,006	$1,774,561
Total	$2,909,006	$1,774,561

As of September 30, 2010, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$3,336,320
Unrealized (depreciation)	(1,418,611)
Net unrealized appreciation/(depreciation)	$1,917,709
Undistributed ordinary income	$53,869
Capital loss carryforward	($3,233,471)
Federal income tax cost of investments	$43,454,661

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to the deferral of post October losses, wash sales, and passive foreign investment companies.

Reclassifications, as shown in the table below, have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Fund are due to the expiration of capital losses, excise taxes, consent payments and asset backed securities.

Undistributed net investment income	($99,722)
Accumulated net realized gain (loss)	1,629,100
Paid-in capital	(1,529,378)

The Fund may sell or purchase securities to and from other funds managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2010, there were no such transactions.

Note D — Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2010. For the year ended September 30, 2010, borrowings by the Fund under the Agreement were as follows:

	Weighted		Month of
Average	Average	Maximum	Maximum
Daily	Interest	Amount	Amount
Balance	Rate	Borrowed	Borrowed
$21,526	1.46%	$1,080,681	January 2010

Note E – Subsequent Events

In preparing the financial statements as of September 30, 2010, no subsequent events or transactions occurred that would have materially impacted the financial statements as presented.

financial highlights

	Years Ended
	September 30,	September 30,
Class A Shares	2010	2009 (z)
Net asset value, beginning	$24.92	$24.03
Income from investment operations:
Net investment income	1.80	1.54
Net realized and unrealized gain (loss)	2.39	.95
Total from investment operations	4.19	2.49
Distributions from:
Net investment income	(1.75)	(1.60)
Total distributions	(1.75)	(1.60)
Total increase (decrease) in net asset value	2.44	.89
Net asset value, ending	$27.36	$24.92

Total return*	17.35%	11.68%
Ratios to average net assets:A
Net investment income	6.98%	6.87%
Total expenses	1.91%	2.30%
Expenses before offsets	1.65%	1.65%
Net expenses	1.65%	1.65%
Portfolio turnover	233%	156%
Net assets, ending (in thousands)	$9,427	$7,213

	Periods Ended
	September 30,	September 30,
Class A Shares	2008(z)	2007^
Net asset value, beginning	$28.55	$29.18
Income from investment operations:
Net investment income	1.77	.96
Net realized and unrealized gain (loss)	(4.45)	(.63)
Total from investment operations	(2.68)	.33
Distributions from:
Net investment income	(1.84)	(.96)
Total distributions	(1.84)	(.96)
Total increase (decrease) in net asset value	(4.52)	(.63)
Net asset value, ending	$24.03	$28.55

Total return*	(9.91%)	1.16%
Ratios to average net assets:A
Net investment income	6.65%	6.50% (a)
Total expenses	1.49%	1.54% (a)
Expenses before offsets	1.49%	1.54% (a)
Net expenses	1.49%	1.54% (a)
Portfolio turnover	67%	97%
Net assets, ending (in thousands)	$444	$225

See notes to financial statements.

financial highlights

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2010	2009 (z)	2008 (z)
Net asset value, beginning	$24.69	$23.94	$28.43
Income from investment operations:
Net investment income	1.99	1.63	1.85
Net realized and unrealized gain (loss)	2.33	.90	(4.44)
Total from investment operations	4.32	2.53	(2.59)
Distributions from:
Net investment income	(1.93)	(1.78)	(1.90)
Total distributions	(1.93)	(1.78)	(1.90)
Total increase (decrease) in net asset value	2.39	.75	(4.49)
Net asset value, ending	$27.08	$24.69	$23.94
Total return*	18.14%	12.07%	(9.63%)
Ratios to average net assets:A
Net investment income	7.68%	7.70%	6.90%
Total expenses	0.97%	1.22%	1.24%
Expenses before offsets	0.97%	1.22%	1.24%
Net expenses	0.97%	1.22%	1.24%
Portfolio turnover	233%	156%	67%
Net assets, ending (in thousands)	$36,418	$34,663	$19,919

	Years Ended
	September 30,	September 30,
Class I Shares	2007	2006
Net asset value, beginning	$28.75	$28.69
Income from investment operations:
Net investment income	1.81	1.94
Net realized and unrealized gain (loss)	(.30)	.13
Total from investment operations	1.51	2.07
Distributions from:
Net investment income	(1.83)	(2.01)
Total distributions	(1.83)	(2.01)
Total increase (decrease) in net asset value	(.32)	.06
Net asset value, ending	$28.43	$28.75

Total return*	5.40%	7.52%
Ratios to average net assets:A
Net investment income	6.68%	7.17%
Total expenses	1.25%	1.17%
Expenses before offsets	1.25%	1.17%
Net expenses	1.25%	1.17%
Portfolio turnover	97%	100%
Net assets, ending (in thousands)	$24,300	$19,942

A      Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a)     Annualized.

(z)     Per share figures are calculated using the Average Share Method.

*     Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

^     From February 1, 2007, inception.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period.  Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet.  It lists the value of what the fund owns, is due and owes on the last day of the reporting period.  The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received.  The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid.  The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period.  The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding.  This statement is accompanied by a Schedule of Investments.  Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period.  The Statement of Net Assets includes a Schedule of Investments.  Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets.  Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets.  Paid in Capital is the money invested by shareholders and represents the bulk of net assets.  Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date.  Accumulated Realized Losses will appear as negative balances.  Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date -values.

Statement of Operations

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund.  Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund.  Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports.  Expense offsets (fees paid indirectly) are also shown.  Credits earned from offset arrangements are used to reduce the fund’s expenses.  This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods.  Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations.  The Distribution section shows the dividend and capital gain distributions made to shareholders.  The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes.  The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed.  The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods.  The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period.  Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value.  Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment.  Total distributions include distributions from net investment income and net realized gains.  Long-term gains are earned on securities held in the fund more than one year.  Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes.  The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets.  These expenses directly reduce returns to shareholders.  Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund.  Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information.  The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745,  by visiting the Calvert website at www.calvert.com;  or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustee and Officer Information Table

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT TRUSTEES
RICHARD L. BAIRD, JR. AGE: 62	Trustee	1976	President and CEO of Adagio Health Inc. in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	29	None
DOUGLAS E. FELDMAN, M.D. AGE: 62	Trustee	1982	Partner of The Feldman ENT Group in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	12	None
JOHN G. GUFFEY, JR. AGE: 62	Trustee	1976	Treasurer and Director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003) and President of Aurora Press Inc., a privately held publisher of trade paperbacks.	29	• Ariel Funds (3) • Calvert Social Investment Foundation • Calvert Ventures, LLC

M. CHARITO KRUVANT AGE: 64	Trustee	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	34	• Acacia Federal Savings Bank • Summit Foundation • WETA Public Broadcasting
ANTHONY A. WILLIAMS AGE: 59	Trustee	2010	Executive Director of Global Government Practice at the Corporate Executive Board (since Jan. 2010); William H. Bloomberg Lecturer in Public Management at the Harvard Kennedy School (since 2009); Director of State and Municipal Practice at Arent Fox LLP (since 2009); Chief Executive Officer of Primum Public Realty Trust (20072008); Mayor of Washington D.C. (1999-2007).	13	• Freddie Mac • Meruelo Maddux Properties, Inc. • Weston Solutions, Inc. • Bipartisan Debt Reduction Task Force • Chesapeake Bay Foundation • Catholic University of America • Urban Institute
INTERESTED TRUSTEES
BARBARA J. KRUMSIEK AGE: 58	Trustee & President	1997	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	51	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (Chair)
D. WAYNE SILBY, Esq. AGE: 62	Trustee & Chair	1976	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003).	29	• UNIFI Mutual Holding Company • Calvert Social Investment Foundation • Giving Assets, Inc. • Studio School Fund • Syntao.com China • The ICE Organization
OFFICERS
KAREN BECKER AGE: 57	Chief Compliance Officer	2005	Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Asset Management Company, Inc.
SUSAN WALKER BENDER, Esq. AGE: 51	Assistant Vice President & Assistant Secretary	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.

JENNIFER BERG AGE: 36	Assistant Fund Controller	2009	Fund Administration Manager of Calvert Group Ltd.
THOMAS DAILEY AGE: 46	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 42	Assistant Vice President & Assistant Secretary	1996	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Group, Ltd., and Chief Compliance Officer for Calvert Asset Management Company, Inc. and Calvert Distributors, Inc.
PATRICK FAUL AGE: 45	Vice President	2010

Vice President of Calvert Asset Management Company, Inc. (“CAMCO”) since 2008, and Head of Credit Research for CAMCO since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008) for CAMCO.

TRACI L. GOLDT AGE: 36	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 60	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 45	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, ESQ. AGE: 40	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 53	Assistant Secretary	2007	Assistant Secretary and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 47	Assistant Vice President & Assistant Secretary	2007	Assistant Vice President, Assistant Secretary, and Assistant Counsel Compliance of Calvert Group, Ltd.
JANE B. MAXWELL Esq. AGE: 58	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary & Assistant General Counsel of of Calvert Group, Ltd.
ANDREW K. NIEBLER, Esq. AGE: 43	Assistant Vice President & Assistant Secretary	2006

Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2006, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton LLP.

CATHERINE P. ROY AGE: 54	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc. and Chief Investment Officer – Fixed Income.

WILLIAM M. TARTIKOFF, Esq. AGE: 63	Vice President & Secretary	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 42	Vice President	2008

Senior Vice President of Calvert Asset Management Company, Inc., and Chief Investment Officer -Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER, CPA AGE: 58	Treasurer	1979 (CTFR 1980)	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 49	Fund Controller	1999	Vice President of Calvert Administrative Services Company.

The address of Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby’s address is 1715 18th Street, N.W., Washington, DC  20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s advisor and certain affiliates.  Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund’s advisor.

Additional information about the Fund’s Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

To Open an Account

800-368-2748

Yields and Prices

Calvert Information Network

(24 hours, 7 days a week)

800-368-2745

Service for Existing Account

Shareholders: 800-368-2745

Brokers: 800-368-2746

TDD for Hearing Impaired

800-541-1524

Branch Office

4550 Montgomery Avenue

Suite 1000 North

Bethesda, Maryland 20814

Registered, Certified

or Overnight Mail

Calvert Group

c/o BFDS,

330 West 9th Street

Kansas City, MO 64105

Web Site

www.calvert.com

Principal Underwriter

Calvert Distributors, Inc.

4550 Montgomery Avenue

Suite 1000 North

Bethesda, Maryland 20814

Calvert

High yield bond fund

Calvert’s

Family of Funds

Tax-Exempt Money
Market Funds

CTFR Money Market Portfolio

Taxable Money Market Funds

First Government Money Market Fund

CSIF Money Market Portfolio

Municipal Funds

Calvert Tax-Free Bond Fund

Taxable Bond Funds

CSIF Bond Portfolio

Income Fund

Short Duration Income Fund

Long-Term Income Fund

Ultra-Short Income Fund

Government Fund

Short-Term Government Fund

High Yield Bond Fund

Equity Funds

CSIF Enhanced Equity Portfolio

CSIF Equity Portfolio

Calvert Large Cap Growth Fund

Calvert Large Cap Value Fund

Calvert Social Index Fund

Capital Accumulation Fund

CWV International Equity Fund

New Vision Small Cap Fund

Small Cap Value Fund

Mid Cap Value Fund

Global Alternative Energy Fund

Global Water Fund

International Opportunities Fund

Balanced and Asset

Allocation Funds

CSIF Balanced Portfolio

Calvert Conservative Allocation Fund

Calvert Moderate Allocation Fund

Calvert Aggressive Allocation Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

Calvert Short-Term

Government Fund

Annual Report

September 30, 2010

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TABLE
OF CONTENTS

4         President’s Letter

7         Portfolio Management Discussion

12       Shareholder Expense Example

14       Report of Independent Registered Public Accounting Firm

15       Statement of Net Assets

18       Statement of Operations

19       Statements of Changes in Net Assets

21       Notes to Financial Statements

29       Financial Highlights

32       Explanation of Financial Tables

34       Proxy Voting and Availability of Quarterly Portfolio Holdings

36       Trustee and Officer Information Table

Dear Shareholder:

Over the 12-month reporting period, the U.S. financial markets and economy continued to recover from the “Great Recession” in fits and starts. Mixed economic data painted an uncertain—and sometimes contradictory—picture about improvements in the U.S. labor market, housing trends, business strength, and consumer confidence and spending.

In the winter of 2009-2010, encouraged by signs that U.S. economic and stimulus policies  appeared to be working, investors became less risk averse, pouring money into  higher-yielding areas of the bond market as well as stocks. In the spring, however, investor sentiment took an abrupt turn as confidence in the pace of global economic recovery waned and new European sovereign debt worries emerged.

On the home front, the devastating April 20 Gulf of Mexico oil spill—followed by the May 6 “flash crash” in the stock market—also contributed to investor pessimism. The demand for Treasuries and other more conservative asset classes once again gained momentum. Asset inflows into bond funds reached $152 billion for the first half of 2010, according to Lipper data, versus inflows of $24 billion into equity funds.

While fears of a double-dip recession and deflation appear to have receded with September’s surge in stock prices and an uptick in consumer spending, a number of macroeconomic concerns continue to weigh on the markets. These include uncertainty over tax reform and U.S. financial regulations, high levels of national, state, and local government debt, and global currency issues. Against this backdrop, it’s likely that economic recovery will continue to move slowly and unevenly ahead, with continued market volatility.

Bond Investments Continue to Reward Investors

Fixed-income investment returns were strong overall for the 12-month period. The best-performing fixed-income market sectors were high-yield and investment-grade corporate bonds.

The Barclays Capital U.S. Credit Index, a market barometer for investment-grade corporate bonds, was up 11.67% for the 12-month period versus 10.16% for the Standard & Poor’s 500 Index of large-cap stocks. Once again, high-yield bonds led results, with the BofA Merrill Lynch High Yield Master II Index up 18.51%. Money-market returns remained low but were positive, reflecting the Federal Reserve’s continued target of 0% to 0.25% for the federal funds rate.

Our Fund Strategies

With short-term interest rates at historically low levels, we believe that interest-rate risk is significant. As a result, our portfolios have been conservatively positioned with shorter-than-benchmark durations for some time to help minimize losses should interest rates rise over time. (Duration measures a portfolio’s sensitivity to changes in interest rates. Generally, the longer the duration, the greater the change in price for a given change in interest rates.) This is not just in anticipation of higher interest rates in the future, but is also based on our assessment of the risk/reward tradeoff in the current market.  Because of our conservative approach, some of our fixed-income strategies have struggled somewhat against their benchmarks as interest rates have dropped, while some of their industry peers have benefitted.

As asset flows into fixed-income funds  continue to eclipse those for U.S. stock  funds—a trend that has been in place for a couple years—many analysts worry about a “bond market bubble.” In our view, there may be some signs of an unsustainable bubble forming in the bond market. This is particularly true in the Treasury market, where investor demand has helped push yields to record lows. This is certainly a factor that our bond fund portfolio managers consider when designing risk management strategies.

Recovery Muted But on Track

In late September, the National Bureau of Economic Research declared that the “Great Recession” ended in June 2009.  This was reassuring news, although skepticism remains as a result of the fragile pace of economic recovery. We expect the recovery to continue at a muted pace, with slower gross domestic product growth than we have seen in past recoveries. Central banks around the world are maintaining extremely accommodative monetary policies, which has generally kept interest rates very low by historical standards.

Looking ahead, we believe that the coming months will be a time of repair and restructuring in the economy and markets. While a constrained housing market, high unemployment, and lack of consumer spending may continue to place a drag on growth, the Federal Reserve has indicated it will continue its expansionary monetary policy to support the economy during this critical juncture.

Financial Reform Underway

Looking ahead, long-awaited financial reform is under way with Congressional passage of the largest financial reform bill since the Great Depression. The legislation seeks to address inadequate regulation of Wall Street firms and the type of unrestrained environment that led to the credit crisis of 2008 and the ensuing global market meltdown.

As the Obama administration and Congress work to implement key financial reforms, we believe that over time these efforts may work to redress some systemic imbalances in the financial system and provide additional stability to the economy and markets.

Review Your Portfolio Allocations

In our view, the fixed-income markets are likely to be in transition for some time as the government tackles financial reform, the credit markets continue to recover, and consumers continue to reduce their debt burdens.

In this shifting market environment, we believe that it is a sound strategy to include a range of fixed-income investments in your portfolio. Meet with your financial advisor to discuss your current allocations to ensure that they are appropriate given your financial goals, investment time horizon, and the current market outlook.

Be sure to visit our website, www.calvert.com, for frequent updates and commentary on economic and market developments from Calvert professionals.

As always, we appreciate your investing with Calvert.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.

October 2010

PORTFOLIO MANAGEMENT DISCUSSION

Gregory Habeeb
Senior Vice President and Senior Portfolio Manager of Calvert Asset Management Company

Performance

For the 12-month period ended September 30, 2010, Calvert Short-Term Government Fund (Class A shares at NAV) returned 2.84%, underperforming its passive benchmark, the Barclays Capital 1-5 Year U.S. Treasury Index (the “Index”), which returned 4.36% for the period. The Fund’s short relative duration was the primary reason for its underperformance.

Investment Climate

The 12-month period that ended September 30, 2010, was another eventful chapter in the history of the U.S. economy and financial markets. The period can be divided, roughly, into three parts. The first, from fall 2009 through winter 2010, featured solid economic growth driven by federal stimulus funding and corporate inventory replenishment. During this time, interest rates increased, with the yield on 10-year Treasury notes reaching 4% early in April.1 The Federal Reserve (Fed) began to passively withdraw monetary stimulus and prepared to more actively draw off excess reserves later in the year.

calvert short-term

government fund

September 30, 2010

Investment Performance

(total return at NAV*)

	6 Months	12 Months
	ended	ended
	9/30/10	9/30/10
Class A	2.44%	2.84%
Class I	2.58%	3.09%
Barclays Capital 1-5 Year U.S. Treasury Index	3.51%	4.36%
Lipper Short U.S. Government Funds Average	2.03%	3.49%

SEC Yields
	30 days ended
	9/30/10	9/30/09
Class A	0.53%	1.07%
Class I	0.80%	1.34%

*Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 2.75% front-end sales charge or any deferred sales charge.

In the spring, the brewing European sovereign debt crisis boiled over and investors’ risk aversion returned. The European Union and European Central Bank struggled to establish control, which eventually affected U.S. markets. Yields on liquid, low-risk instruments like Treasuries declined, while the prices of stocks and riskier bonds fell. In addition, there was evidence that the U.S. recovery had stumbled. Indeed, economic growth, which had reached a 5% annualized rate during the last quarter of 2009,2 slowed to 1.7% annualized for the April through June period. The pace of private sector job creation also slowed, and the Fed shelved its plan to withdraw monetary stimulus.

In the summer, European leaders firmly took control of the debt crisis. Investors’ risk appetite revived and markets recovered globally. Savers sought to escape money-market yields, which were near zero percent, and investors sought higher-yielding opportunities. The U.S. economic outlook, however, remained uncertain. During the last three months of the reporting period, the Fed made it clear that low interest rates would persist. In addition, the Fed revived its Treasury purchase program during August. Bonds continued to rally, providing strong returns in the July through September quarter.

As of early October, estimates of economic growth from the Wall Street Journal survey of economic forecasters indicated that the economy grew 3.2% over the entire reporting period. This is in line with the long-term average growth rate for the United States, but is only about one-half the pace experienced during the recovery stages of past deep recessions. We believe that the recovery phase will probably end in the first quarter of 2011, when GDP growth will likely match or eclipse its calvert short-term

government fund

September 30, 2010

Average Annual Total Returns
Class A Shares	(with max. load)
One year	0.04%
Five year	3.41%
Ten year	3.51%

Class I Shares*
One year	3.09%
Five year	4.24%
Ten year	4.06%

*Pursuant to an Agreement and Plan of Reorganization, Class A shares of Calvert Short-Term Government Fund, a series of Summit Mutual Funds, Inc. (“SMF Calvert Short-Term Government Fund”), were reorganized into the Class A shares of an identical and newly created series of The Calvert Fund, Calvert Short-Term Government Fund, which commenced operations on September 18, 2009.  The performance results prior to September 18, 2009, for Class A shares reflect the performance of SMF Calvert Short-Term Government Fund.  In addition, performance results for Class A shares prior to February 1, 2007, the inception date for Class A shares of SMF Calvert Short-Term Government Fund, reflect the performance of Class I shares of SMF Calvert Short-Term Government Fund, adjusted for the 12b-1 distribution fees applicable to Class A.

Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Classes A and I shares and reflect the deduction of the Class A’s maximum front-end sales charge of 2.75%, and assume the reinvestment of dividends.  The result is compared with benchmarks that include a broad based market index and a Lipper peer group average.  Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges.  The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s/Portfolio’s distributions or the redemption of the Fund/Portfolio shares.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com.  The gross expense ratio from the current prospectus for Class A shares is 2.54%.  This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers.  Performance data quoted already reflects the deduction of the Fund’s/Portfolio’s operating expenses.

Portfolio Statistics

September 30, 2010

% of Total
Economic Sectors	Investments
Financials	31.2%
Government	56.3%
Mortgage Securities	12.5%
Total	100%

2007 high.

The core inflation rate dropped steadily during the first half of the reporting period before settling at 0.9%. It has remained at that level for the past several months.3 The dollar declined broadly, except against the euro, as investors expected the U.S. government and central bank to continue to pursue weak-dollar policies to support exports.

Portfolio Strategy

At the beginning of the reporting period, we expected the yield difference between long- and short-maturity Treasury securities to narrow. Consequently, we positioned the Fund for a flattening yield curve. As we thought, over the full reporting period, the yield differential between two- and 10-year Treasuries compressed from 2.36 percentage points to 2.09 percentage points.

We also anticipated a rising interest rate environment in which returns on corporate securities would continue to outpace Treasury returns. Accordingly, as of the beginning of the reporting period, we allocated 32.12% of the Fund’s assets to AAA-rated corporate securities guaranteed by the Federal Deposit Insurance Company (FDIC), which are not part of the passive benchmark.

Both our yield-curve strategies and our allocation to FDIC-insured corporates helped relative returns during the reporting period. However, these gains were offset by the Fund’s short duration positioning. Duration is a measure of a portfolio’s sensitivity to changes in interest rates. The longer the duration, the greater the change in price relative to interest rate movements. The Fund uses Treasury futures to hedge its interest rate position. Over the 12-month reporting period, two- and five-year Treasury yields fell by 52 and 105 basis points,4 respectively. Typically, when bond yields decline, bond prices increase. Consequently, the fund experienced a smaller increase in value than the benchmark because it had a shorter duration.

Outlook

Looking ahead, we think that the process of economic recovery, repair, and restructuring will persist. However, deleveraging in the private sector probably will continue to act as a drag on economic growth, limiting the strength of the recovery. We expect the Fed to continue to pursue expansionary monetary policy to support economic recovery. On the other hand, in the current political environment, we don’t foresee the passage of any large new fiscal stimulus packages unless the economy falls into another recession.

October 2010

1 Source for interest rate data: Federal Reserve

2 Bureau of Economic Analysis

3 Bureau of Labor Statistics

4 A basis point is 0.01 percentage points.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2010 to September 30, 2010).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
	4/1/10	9/30/10	4/1/10 - 9/30/10
Class A
Actual	$1,000.00	$1,024.40	$4.97
Hypothetical	$1,000.00	$1,020.16	$4.96
(5% return per
year before expenses)
Class I
Actual	$1,000.00	$1,025.80	$3.71
Hypothetical	$1,000.00	$1,021.41	$3.70
(5% return per
year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 0.98% and 0.73% for Class A and Class I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm

The Board of Trustees of The Calvert Fund and Shareholders of Calvert Short-Term Government Fund:

We have audited the accompanying statement of net assets of the Calvert Short-Term Government Fund (the Fund), a series of The Calvert Fund, as of September 30, 2010, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of the Fund for the periods presented through September 30, 2008 were audited by other auditors whose report thereon dated November 26, 2008, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with custodians and brokers or other appropriate auditing procedures.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Calvert Short-Term Government Fund as of September 30, 2010, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles

/s/KPMG LLP
Philadelphia, Pennsylvania
November 24, 2010

STATEMENT OF NET ASSETS

september 30, 2010

	Principal
Fdic Guaranteed Corporate Bonds - 30.9%	Amount	Value
Ally Financial, Inc., 0.291%, 12/19/12 (r)	$1,000,000	$999,557
Bank of America Corp., 0.775%, 4/30/12 (r)	1,000,000	1,004,990
Citibank:
0.528%, 7/12/11 (r)	300,000	300,364
0.448%, 5/7/12 (r)	200,000	200,217
Citigroup Funding, Inc., 0.805%, 4/30/12 (r)	1,000,000	1,005,773
Goldman Sachs Group, Inc., 0.668%, 11/9/11 (r)	1,000,000	1,003,439
JPMorgan Chase & Co.:
0.663%, 4/1/11 (r)	300,000	300,308
0.522%, 6/15/12 (r)	1,000,000	1,005,259
0.539%, 12/26/12 (r)	200,000	201,260
MetLife, Inc., 0.855%, 6/29/12 (r)	800,000	803,784
Morgan Stanley, 0.691%, 2/10/12 (r)	1,000,000	1,004,494
PNC Funding Corp., 0.733%, 4/1/12 (r)	500,000	501,857
State Street Bank and Trust Co., 0.492%, 9/15/11 (r)	600,000	601,454
Wells Fargo & Co., 0.512%, 6/15/12 (r)	810,000	813,337

Total FDIC Guaranteed Corporate Bonds (Cost $9,710,095)		9,746,093

U.S. Government Agencies
and Instrumentalities - 53.0%
COP I LLC:
3.613%, 12/5/21	190,482	206,089
3.65%, 12/5/21	283,568	294,765
Fannie Mae, 1.75%, 3/23/11	900,000	906,474
Federal Home Loan Bank Discount Notes, 10/1/10	3,500,000	3,500,000
Freddie Mac:
1.125%, 7/27/12	700,000	708,050
0.875%, 10/28/13	1,000,000	1,000,516
5.25%, 4/18/16	200,000	236,243
Overseas Private Investment Corp., 0.22%, 8/15/17 (b)(r)	500,000	500,000
Premier Aircraft Leasing EXIM 1 Ltd.:
3.576%, 2/6/22	869,203	911,160
3.547%, 4/10/22	196,331	205,040
Private Export Funding Corp.:
4.90%, 12/15/11	2,970,000	3,141,238
3.05%, 10/15/14	1,000,000	1,069,170
4.55%, 5/15/15	1,102,000	1,252,118
Tennessee Valley Authority, 4.375%, 6/15/15	1,000,000	1,127,103
Vessel Management Services, Inc.:
5.85%, 5/1/27	486,000	563,473
5.125%, 4/16/35	980,000	1,106,400

Total U.S. Government Agencies and Instrumentalities
(Cost $16,153,185)		16,727,839
U.S. Government Agency	Principal
Mortgage-Backed Securities - 12.4%	Amount	Value
Fannie Mae:
5.50%, 5/1/12	$33,908	$34,795
4.50%, 8/25/18	61,175	61,173
7.00%, 12/1/29	275,019	305,340
5.50%, 11/25/31	413,838	427,927
3.014%, 8/1/32 (r)	90,701	92,035
Freddie Mac:
4.00%, 10/15/16	409,984	420,252
5.00%, 5/1/18	146,249	156,094
5.50%, 6/15/27	292,528	293,465
5.00%, 11/15/28	495,453	504,470
0.607%, 11/15/32 (r)	306,140	304,753
0.657%, 10/15/34 (r)	280,214	278,761
0.507%, 7/15/35 (r)	1,034,355	1,032,642

Total U.S. Government Agency Mortgage-Backed
Securities (Cost $3,848,746)		3,911,707

U.S. Treasury - 2.6%
United States Treasury Bonds, 3.875%, 8/15/40	800,000	827,125

Total U.S. Treasury (Cost $806,527)		827,125

TOTAL INVESTMENTS (Cost $30,518,553) - 98.9%		31,212,764
Other assets and liabilities, net - 1.1%		345,942
Net Assets - 100%		$31,558,706

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 71,552 shares outstanding	$3,847,937
Class I: 521,919 shares outstanding	26,841,319
Undistributed net investment income	17,553
Accumulated net realized gain (loss) on investments	163,392
Net unrealized appreciation (depreciation) on investments	688,505

Net Assets	$31,558,706

Net Asset Value Per Share
Class A (based on net assets of $3,811,241)	$53.27
Class I (based on net assets of $27,747,465)	$53.16

			Underlying	Unrealized
	# of	Expiration	Face Amount	Appreciation
Futures	Contracts	Date	at Value	(Depreciation)
Purchased:
30 Year U.S. Treasury Bonds	10	12/10	$1,337,188	$38,739
Total Purchased				$38,739
Sold:
2 Year U.S. Treasury Notes	42	12/10	$9,218,344	($15,781)
5 Year U.S. Treasury Notes	57	12/10	6,889,430	(28,664)
Total Sold				($44,445)

(b)   This security was valued by the Board of Trustees. See note A.

(r)    The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

Abbreviations:

LLC: Limited Liability Corporation

See notes to financial statements.

Statement of Operations

year ended september 30, 2010

Net Investment Income
Investment Income:
Interest income	$685,722
Total investment income	685,722

Expenses:
Investment advisory fee	143,559
Transfer agency fees and expenses	28,953
Administrative fees	31,902
Distribution Plan expenses:
Class A	9,467
Trustees’ fees and expenses	1,360
Registration fees	38,342
Custodian fees	21,239
Reports to shareholders	8,442
Professional fees	20,039
Accounting fees	5,071
Miscellaneous	2,803
Total expenses	311,177
Reimbursement from Advisor:
Class A	(42,544)
Class I	(25,894)
Fees paid indirectly	(387)
Net Expenses	242,352

Net Investment Income	443,370

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	359,541
Futures	(226,991)
132,550

Change in unrealized appreciation (depreciation) on:
Investments	282,017
Futures	52,928
334,945

Net Realized and Unrealized Gain
(Loss)	467,495

Increase (Decrease) in Net Assets
Resulting From Operations	$910,865

See notes to financial statements.

Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2010	2009
Operations:
Net investment income	$443,370	$565,768
Net realized gain (loss)	132,550	1,095,517
Change in unrealized appreciation (depreciation)	334,945	230,377

Increase (Decrease) in Net Assets
Resulting From Operations	910,865	1,891,662

Distributions to shareholders from:
Net investment income:
Class A shares	(49,422)	(16,231)
Class I shares	(431,181)	(686,253)
Net realized gain:
Class A shares	(101,674)	—
Class I shares	(576,505)	—
Total distributions	(1,158,782)	(702,484)

Capital share transactions:
Shares sold:
Class A shares	4,161,608	4,046,893
Class I shares	5,362,221	14,183,791
Reinvestment of distributions:
Class A shares	142,681	15,499
Class I shares	1,007,686	686,252
Redemption fees:
Class A shares	50	—
Shares redeemed:
Class A shares	(4,627,450)	(194,445)
Class I shares	(10,921,734)	(18,283,226)
Total capital share transactions	(4,874,938)	454,764

Total Increase (Decrease) in Net Assets	(5,122,855)	1,643,942

Net Assets
Beginning of year	36,681,561	35,037,619
End of year (including undistributed net investment
income of $17,553 and $27,026, respectively)	$31,558,706	$36,681,561

See notes to financial statements.

Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Capital Share Activity	2010	2009
Shares sold:
Class A shares	78,639	76,063
Class I shares	101,804	271,252
Reinvestment of distributions:
Class A shares	2,713	293
Class I shares	19,194	13,102
Shares redeemed:
Class A shares	(88,301)	(3,655)
Class I shares	(207,295)	(347,757)

Total capital share activity	(93,246)	9,298

See notes to financial statements.

Notes to Financial Statements

Note A –– Significant Accounting Policies

General: The Calvert Short-Term Government Fund (the “Fund”), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operations of each series are accounted for separately. Prior to September 18, 2009, the Fund was a series of Summit Mutual Funds, Inc. The Fund currently offers two classes of shares of capital stock. Class A shares are sold with a maximum front-end sales charge of 2.75%. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

On December 12, 2008, Calvert Asset Management Company, Inc. (“CAMCO”) consummated a transaction with Summit Investment Partners, Inc. (“Summit”), an affiliated entity, whereby CAMCO acquired Summit’s mutual fund business and became investment advisor for the portfolios of Summit Mutual Funds, Inc.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Municipal securities are valued utilizing a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund’s net asset value is determined, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At September 30, 2010, securities valued at $500,000 or 1.6% of net assets were fair valued in good faith under the direction of the Board of Trustees.

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the year. For additional information on the Fund’s policy regarding valuation of investments, please refer to the Fund’s most recent prospectus.

The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2010:

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate debt	-	$9,746,093	-	$9,746,093
U.S. government obligations	-	20,966,671	$500,000	21,466,671
TOTAL	-	$30,712,764	$500,000**	$31,212,764
Other financial instruments*	($5,706)	-	-	($5,706)

* Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

** Level 3 securities represent 1.6% of net assets.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge.  The Fund may not enter into futures contracts for the purpose of speculation or leverage.  These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations.  The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives.  The Fund may use futures contracts to hedge against changes in the value of interest rates.  The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission.  Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default.  As a result, there is minimal counterparty credit risk to the Fund.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Fund’s cash on deposit with the bank. These credits are used to reduce the Fund’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”.  ASU 2010-06 will require reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures.  The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010.  At this time, management is evaluating the implications of ASU No. 2010-06 disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures and its impact on the financial statements has not been determined.

Note B — Related Party Transactions

Calvert Asset Management Company, Inc. (the “Advisor”) is wholly-owned by Calvert Group, Ltd. (“Calvert”), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, based on annual rates of .45% of average daily net assets. Under the terms of the agreement, $11,650 was payable at year end. In addition, $3,844 was payable at year end for operating expenses paid by the Advisor during September 2010.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2011. The contractual expense cap is .98% for Class A, and ..73% for Class I. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent that any expense offset credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly. Class A and Class I shares pay an annual rate of .10%. Under the terms of the agreement, $2,589 was payable at year end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. A Distribution Plan, adopted by Class A shares, allows the Fund to pay the Distributor for expenses and services associated with the distribution of shares. The expenses paid may not exceed .25% annually of the Fund’s average daily net assets of Class A. The amount actually paid by the Fund is an annualized fee, payable monthly of .25% of the Fund’s average daily net assets of Class A. Class I shares do not have Distribution Plan expenses. Under the terms of the agreement, $810 was payable at year end.

The Distributor received $3,147 as its portion of the commissions charged on sales of the Fund’s Class A shares for the year ended September 30, 2010.

Calvert Shareholder Services, Inc. (“CSSI”), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $1,041 for the year ended September 30, 2010. Under the terms of the agreement, $109 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $45,000 ($32,000 prior to April 1, 2010) plus up to $2,000 ($1,500 prior to April 1, 2010) for each Board and Committee meeting attended. The Board chair and Committee chairs each receive an additional $5,000 annual retainer. Trustee’s fees are allocated to each funds served.

Note C — Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term and U.S. government securities, were $7,450,580 and $13,214,158, respectively. U.S. government security purchases and sales were $56,120,134 and $56,758,969, respectively.

The Fund intends to elect to defer net capital losses of $120,403 incurred from November 1, 2009 through September 30, 2010 and treat them as arising in the fiscal year ending September 30, 2011.

The tax character of dividends and distributions paid during the years ended September 30, 2010 and September 30, 2009 were as follows:

Distributions paid from:	2010	2009
Ordinary income	$875,447	$702,484
Realized gains	283,335	—
Total	$1,158,782	$702,484

As of September 30, 2010, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$697,714
Unrealized (depreciation)	(8,565)
Net unrealized appreciation/(depreciation)	$689,149
Undistributed ordinary income	$300,704
Federal income tax cost of investments	$30,523,615

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These book-tax differences are due to Section 1256 contracts, wash sales and deferral of post October losses.

Reclassifications, as shown in the table below, have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Fund are due to investments in asset-backed securities and tax exempt income.

Undistributed net investment income	$27,760
Accumulated net realized gain (loss)	(27,792)
Paid-in Capital	32

The Fund may sell or purchase securities to and from other Funds managed by the Advisor, typically short-term variable demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2010, such purchase and sales transactions were $1,800,000 and $7,481,509, respectively. The Fund realized a gain of $21,940 on the sales transactions.

Note D — Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2010. For the year ended September 30, 2010, borrowings by the Fund under the Agreement were as follows:

	Weighted		Month of
Average	Average	Maximum	Maximum
Daily	Interest	Amount	Amount
Balance	Rate	Borrowed	Borrowed
$21,940	1.49%	$968,272	March 2010

Note E – Subsequent Events

In preparing the financial statements as of September 30, 2010, no subsequent events or transactions occurred that would have materially impacted the financial statements as presented.

Notice to Shareholders (Unaudited)

For the fiscal year ended September 30, 2010, in order to meet certain requirements of the Internal Revenue Code, we are advising you that the Fund designates $283,335 of the long term capital gain distributions paid during the year or the maximum amount allowable but not less than the aforementioned amount as capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

Additional information will be provided to shareholders in January 2011 for use in preparing 2010 income tax returns.

financial highlights

	Years Ended
	September 30,	September 30,
Class A Shares	2010	2009 (z)
Net asset value, beginning	$53.53	$51.87
Income from investment operations:
Net investment income	.65	.60
Net realized and unrealized gain (loss)	.83	1.99
Total from investment operations	1.48	2.59
Distributions from:
Net investment income	(.71)	(.93)
Net realized gains	(1.03)	—
Total distributions	(1.74)	(.93)
Total increase (decrease) in net asset value	(.26)	1.66
Net asset value, ending	$53.27	$53.53

Total return*	2.84%	5.03%
Ratios to average net assets:A
Net investment income	1.19%	1.27%
Total expenses	2.10%	2.54%
Expenses before offsets	.98%	.98%
Net expenses	.98%	.98%
Portfolio turnover	208%	197%
Net assets, ending (in thousands)	$3,811	$4,202

	Periods Ended
	September 30,	September 30,
Class A Shares	2008 (z)	2007#
Net asset value, beginning	$51.65	$50.99
Income from investment operations:
Net investment income	1.74	1.37
Net realized and unrealized gain (loss)	.28	.43
Total from investment operations	2.02	1.80
Distributions from:
Net investment income	(1.80)	(1.14)
Total distributions	(1.80)	(1.14)
Total increase (decrease) in net asset value	0.22	0.66
Net asset value, ending	$51.87	$51.65

Total return*	3.97%	3.57%
Ratios to average net assets:A
Net investment income	3.36%	4.73% (a)
Total expenses	1.18%	1.25% (a)
Expenses before offsets	.98%	.98% (a)
Net expenses	.98%	.98% (a)
Portfolio turnover	38%	32%
Net assets, ending (in thousands)	$301	$10

See notes to financial highlights.

Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2010	2009 (z)	2008 (z)
Net asset value, beginning	$53.40	$51.72	$51.50
Income from investment operations:
Net investment income	.75	.81	1.87
Net realized and unrealized gain (loss)	.85	1.88	.27
Total from investment operations	1.60	2.69	2.14
Distributions from:
Net investment income	(.81)	(1.01)	(1.92)
Net realized gain	(1.03)	—	—
Total distributions	(1.84)	(1.01)	(1.92)
Total increase (decrease) in net asset value	(0.24)	1.68	0.22
Net asset value, ending	$53.16	$53.40	$51.72

Total return*	3.09%	5.25%	4.22%
Ratios to average net assets:A
Net investment income	1.42%	1.52%	3.61%
Total expenses	.82%	.82%	.93%
Expenses before offsets	.73%	.73%	.73%
Net expenses	.73%	.73%	.73%
Portfolio turnover	208%	197%	38%
Net assets, ending (in thousands)	$27,747	$32,479	$34,737

	Years Ended
	September 30,	September 30,
Class I Shares	2007	2006
Net asset value, beginning	$51.10	$51.05
Income from investment operations:
Net investment income	2.09	1.84
Net realized and unrealized gain (loss)	.44	(.05)
Total from investment operations	2.53	1.79
Distributions from:
Net investment income	(2.13)	(1.74)
Total distributions	(2.13)	(1.74)
Total increase (decrease) in net asset value	0.40	0.05
Net asset value, ending	$51.50	$51.10

Total return*	5.06%	3.58%
Ratios to average net assets:A
Net investment income	4.11%	3.55%
Total expenses	.96%	.84%
Expenses before offsets	.73%	.73%
Net expenses	.73%	.73%
Portfolio turnover	32%	42%
Net assets, ending (in thousands)	$27,270	$28,013

See notes to financial highlights.

A      Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

*     Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

#     From February 1, 2007 inception.

(a)   Annualized.

(z)   Per share figures are calculated using the Average Shares Method.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date -values.

Statement of Operations

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustee and Officer Information Table

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT TRUSTEES
RICHARD L. BAIRD, JR. AGE: 62	Trustee	1976	President and CEO of Adagio Health Inc. in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	29	None
DOUGLAS E. FELDMAN, M.D. AGE: 62	Trustee	1982	Partner of The Feldman ENT Group in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	12	None
JOHN G. GUFFEY, JR. AGE: 62	Trustee	1976	Treasurer and Director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003) and President of Aurora Press Inc., a privately held publisher of trade paperbacks.	29	• Ariel Funds (3) • Calvert Social Investment Foundation • Calvert Ventures, LLC

M. CHARITO KRUVANT AGE: 64	Trustee	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	34	• Acacia Federal Savings Bank • Summit Foundation • WETA Public Broadcasting
ANTHONY A. WILLIAMS AGE: 59	Trustee	2010	Executive Director of Global Government Practice at the Corporate Executive Board (since Jan. 2010); William H. Bloomberg Lecturer in Public Management at the Harvard Kennedy School (since 2009); Director of State and Municipal Practice at Arent Fox LLP (since 2009); Chief Executive Officer of Primum Public Realty Trust (20072008); Mayor of Washington D.C. (1999-2007).	13	• Freddie Mac • Meruelo Maddux Properties, Inc. • Weston Solutions, Inc. • Bipartisan Debt Reduction Task Force • Chesapeake Bay Foundation • Catholic University of America • Urban Institute
INTERESTED TRUSTEES
BARBARA J. KRUMSIEK AGE: 58	Trustee & President	1997	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	51	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (Chair)
D. WAYNE SILBY, Esq. AGE: 62	Trustee & Chair	1976	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003).	29	• UNIFI Mutual Holding Company • Calvert Social Investment Foundation • Giving Assets, Inc. • Studio School Fund • Syntao.com China • The ICE Organization
OFFICERS
KAREN BECKER AGE: 57	Chief Compliance Officer	2005	Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Asset Management Company, Inc.
SUSAN WALKER BENDER, Esq. AGE: 51	Assistant Vice President & Assistant Secretary	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.

JENNIFER BERG AGE: 36	Assistant Fund Controller	2009	Fund Administration Manager of Calvert Group Ltd.
THOMAS DAILEY AGE: 46	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 42	Assistant Vice President & Assistant Secretary	1996	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Group, Ltd., and Chief Compliance Officer for Calvert Asset Management Company, Inc. and Calvert Distributors, Inc.
PATRICK FAUL AGE: 45	Vice President	2010

Vice President of Calvert Asset Management Company, Inc. (“CAMCO”) since 2008, and Head of Credit Research for CAMCO since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008) for CAMCO.

TRACI L. GOLDT AGE: 36	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 60	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 45	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, ESQ. AGE: 40	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 53	Assistant Secretary	2007	Assistant Secretary and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 47	Assistant Vice President & Assistant Secretary	2007	Assistant Vice President, Assistant Secretary, and Assistant Counsel Compliance of Calvert Group, Ltd.
JANE B. MAXWELL Esq. AGE: 58	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary & Assistant General Counsel of of Calvert Group, Ltd.
ANDREW K. NIEBLER, Esq. AGE: 43	Assistant Vice President & Assistant Secretary	2006

Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2006, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton LLP.

CATHERINE P. ROY AGE: 54	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc. and Chief Investment Officer – Fixed Income.

WILLIAM M. TARTIKOFF, Esq. AGE: 63	Vice President & Secretary	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 42	Vice President	2008

Senior Vice President of Calvert Asset Management Company, Inc., and Chief Investment Officer -Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER, CPA AGE: 58	Treasurer	1979 (CTFR 1980)	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 49	Fund Controller	1999	Vice President of Calvert Administrative Services Company.

The address of Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby’s address is 1715 18th Street, N.W., Washington, DC  20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s advisor and certain affiliates.  Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund’s advisor.

Additional information about the Fund’s Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

To Open an Account

800-368-2748

Yields and Prices

Calvert Information Network

(24 hours, 7 days a week)

800-368-2745

Service for Existing Account

Shareholders: 800-368-2745

Brokers: 800-368-2746

TDD for Hearing Impaired

800-541-1524

Branch Office

4550 Montgomery Avenue

Suite 1000 North

Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site

www.calvert.com

Principal Underwriter

Calvert Distributors, Inc.

4550 Montgomery Avenue

Suite 1000 North

Bethesda, Maryland 20814

Calvert

Short-Term

Government Fund

Calvert’s

Family of Funds

Tax-Exempt Money
Market Funds

CTFR Money Market Portfolio

Taxable Money Market Funds

First Government Money Market Fund

CSIF Money Market Portfolio

Municipal Funds

Calvert Tax-Free Bond Fund

Taxable Bond Funds

CSIF Bond Portfolio

Income Fund

Short Duration Income Fund

Long-Term Income Fund

Ultra-Short Income Fund

Government Fund

Short-Term Government Fund

High Yield Bond Fund

Equity Funds

CSIF Enhanced Equity Portfolio

CSIF Equity Portfolio

Calvert Large Cap Growth Fund

Calvert Large Cap Value Fund

Calvert Social Index Fund

Capital Accumulation Fund

CWV International Equity Fund

New Vision Small Cap Fund

Small Cap Value Fund

Mid Cap Value Fund

Global Alternative Energy Fund
Global Water Fund

International Opportunities Fund

Balanced and Asset

Allocation Funds

CSIF Balanced Portfolio

Calvert Conservative Allocation Fund

Calvert Moderate Allocation Fund

Calvert Aggressive Allocation Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

Item 2.  Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as “principal accounting officer”).

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that M. Charito Kruvant, an "independent" Trustee serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR.  Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

Services fees paid to auditing firm:

	Fiscal Year ended 9/30/10		Fiscal Year ended 9/30/09
	$	%*	$	% *

(a) Audit Fees	$130,240		$120,285
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation and filing for the registrant)	$23,980	0%	$22,748	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$154,220	0%	$143,033	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

(e)  Audit Committee pre-approval policies and procedures:

The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.  In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors.  The Committee may delegate its authority to pre-approve certain matters to one or more of its members.  In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance.  In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 9/30/10		Fiscal Year ended 9/30/09
$	%*	$	% *
$11,000	0%*	$26,000	0%*

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

(h) The registrant’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant’s independence and found that the provision of such services is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

(a)    This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

No material changes were made to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees since registrant last provided disclosure in response to this Item.

Item 11.  Controls and Procedures.

(a)        The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b)        There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   A copy of the Registrant’s Code of Ethics.

            Attached hereto.

(a)(2)  A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3)   Not applicable.

(b)        A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.  The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.  Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE CALVERT FUND

By: /s/  Barbara J. Krumsiek
Barbara J. Krumsiek
President -- Principal Executive Officer

Date: December 01, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/  Barbara J. Krumsiek
Barbara J. Krumsiek
President -- Principal Executive Officer

Date: December 01, 2010

/s/  Ronald M. Wolfsheimer
Ronald M. Wolfsheimer
Treasurer -- Principal Financial Officer

Date: December 01, 2010